UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027

Name of Registrant: Vanguard World Fund
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2011 – February 29, 2012

Item 1: Reports to Shareholders

Semiannual Report | February 29, 2012

Vanguard U.S. Growth Fund

> Vanguard U.S. Growth Fund returned almost 15% for the six months ended February 29, 2012, ahead of the results of its comparative standards.

> Overall, growth stocks slightly outperformed the broad stock market as well as their value-oriented counterparts.

> Information technology, the fund’s largest sector by far, contributed the most to its success.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	23
Trustees Approve Advisory Agreements.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the isks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose erformance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we trive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2012
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	14.72%
Admiral™ Shares	14.81
Russell 1000 Growth Index	13.76
Large-Cap Growth Funds Average	12.46
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2011, Through February 29, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$18.12	$20.70	$0.077	$0.000
Admiral Shares	46.94	53.58	0.272	0.000

1

Chairman’s Letter

Dear Shareholder,

With some stabilization in the European sovereign-debt crisis and growing signs of an upturn in U.S. economic activity, the stock market finished the six-month period significantly higher. Growth stocks were a step ahead of the rest. Vanguard U.S. Growth Fund returned 14.72% for Investor Shares for the six months ended February 29, 2012. This result outpaced the fund’s benchmark index, the broad U.S. stock market (which is diversified across growth and value stocks), and the average return of peer funds by about 1 to 2 percentage points.

Information technology, a classic growth sector, accounted for approximately 40% of the fund’s holdings during the period and more than half of its return.

Notes of optimism
propelled stock prices higher
U.S. stocks produced a strong double-digit return of 13.18% over the period. That statement is true enough, but the headline figure obscures the volatility that has been perhaps the most prominent feature of the financial markets over the past six months and indeed the past few years. If the six-month period had started a month earlier, for example, the Dow Jones U.S. Total Stock Market Index would have returned just 1.97%. A start date two months earlier would have put the six- month return at –5.18%.

2

In the six months through February, however, stock prices benefited from signs of acceleration in the U.S. economic expansion and hope that the European Union’s latest agreement on Greek debt would help to contain a threat that has menaced global markets for much of the past two years. European stocks rallied on the news about Greece, but international stocks still trailed their U.S. counterparts for the full six months.

Bonds’ strength
confounded expectations
Bonds produced solid returns, to the surprise of many long-time observers of the fixed income markets. At the start of the period, the yield of the 10-year U.S.

Treasury note stood at 2.22%, suggesting that returns would be very modest by historical standards. Over the next six months, however, yields moved lower still, boosting bond prices, which move in the opposite direction. At the end of February, the yield of the 10-year T-note stood at 1.98%. As yields decline, obviously, the scope for continued declines—and price increases—diminishes. Municipal bonds performed even more strongly than the broad taxable market.

The returns for 3-month Treasury bills and other money market instruments remained near 0%, consistent with the Federal Reserve’s policy on interest rates.

Market Barometer

			Total Returns
		Periods Ended February 29, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.31%	4.86%	1.77%
Russell 2000 Index (Small-caps)	12.40	-0.15	1.83
Dow Jones U.S. Total Stock Market Index	13.18	4.35	2.07
MSCI All Country World Index ex USA (International)	3.97	-6.10	-0.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.73%	8.37%	6.36%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.67	12.42	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.06	1.20

CPI
Consumer Price Index	0.49%	2.87%	2.27%

3

Investors warm up to growth stocks
as macroeconomic fears abate
The six-month period was marked by bouts of anxiety over the European debt crisis and what the Federal Reserve referred to as “significant downside risks” for the domestic economy. But Greece staved off imminent default and the U.S. economy registered better vital signs, including improvements in the unemployment rate and consumer confidence, and unexpected resilience in the manufacturing sector. As a result, investor appetite returned for stocks with above-average earnings growth potential. Of the sectors in which the fund was invested, only consumer staples generated negative returns.

Information technology, a traditional home to growth-oriented companies because of its rapid cycles of innovation, represented about 30% of the benchmark’s assets during the period. The fund was even more heavily invested in IT (about 40% of its assets), a strategic choice that paid off handsomely given the upturn in consumer confidence and robust corporate spending. Skillful stock selection among companies active in key growth areas such as smartphones, retailing services, and business IT generated a return of more than 21% for this sector, which translated into more than 8 percentage points of the fund’s six-month return.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
U.S. Growth Fund	0.44%	0.30%	1.37%

The fund expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.45% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Growth Funds.

4

Geopolitical tensions contributed to keeping the price of oil at more than $100 a barrel for most of the period, which benefited energy stocks in general. While the fund’s allocation to this sector was less than its benchmark’s, its return was higher. Careful stock selection produced good results in the areas of exploration and production of oil and natural gas, as well as in companies providing equipment and services.

Stock selection was also positive for the fund in health care, telecommunication services, industrials, and financials.

Consumer discretionary holdings lagged their benchmark equivalents. While the fund had more of its assets in this sector, stock selection proved to be subpar. Apparel and media companies did well, but retailing and consumer services underperformed.

Although the fund largely avoided consumer staples (which tend not to be growth-oriented), because of poor stock selection this was the only sector that detracted from its performance.

For more about the advisors’ strategy and the fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

Changes for the better
Your fund’s investment objective is to seek out blue chip companies offering the potential to deliver positive earnings growth and superior returns over the long term. Changes we have made in recent years, including the addition of two new advisory firms in October 2010, seem to be helping the fund achieve its objective. While the broad stock market and peer funds posted strong gains over the last six months, it is encouraging to see that the fund’s returns were even better.

Growth stocks may not repeat this performance over the next six months, but then again they might. The unpredictable nature of the markets is why we encourage investors to maintain a portfolio diversified across asset classes, and within them as well. Such a strategy can limit your exposure to the financial markets’ weakest segments in any period, while also affording you participation in their best.

Vanguard U.S. Growth Fund can play a valuable role in a diversified investment plan by providing exposure to high-quality, blue chip growth companies at a low cost.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2012

5

Advisors’ Report

For the half-year ended February 29, 2012, Vanguard U.S. Growth Fund returned almost 15%, finishing ahead of its benchmark and peer funds. Your fund is managed by three advisors. The use of multiple independent advisors enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the six months and of how the portfolio’s positioning reflects this assessment. These reports were prepared on March 14, 2012.

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Delaware Management Company	41	1,578	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared with the intrinsic value of
			the securities.
Wellington Management	38	1,443	Employs proprietary fundamental research and a
Company, LLP			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The investment approach is based on the belief that
			stock prices often overreact to short-term trends, and
			that bottom-up, intensive research focused on
			longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
William Blair & Company, L.L.C.	18	692	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	3	94	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

Delaware Management Company

Portfolio Managers:
Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA, Senior Vice President and CIO—Focus Growth Equity

We focus on owning what we believe to be strong secular growth companies with solid business models and competitive positions that can grow market share and deliver shareholder value in a variety of market environments. Consistent with our philosophy, stock selection was meaningful during the six-month period ended February 29, 2012.

Two of our largest relative contributors to performance were Visa and Mastercard. Prior to the period under review, the Federal Reserve released its final proposal for debit card interchange rates and network exclusivity rules, all of which were more favorable than recommendations made in December 2010. We felt that both companies’ competitive positions (with a combined market share of more than 80%) would allow them to avoid the heavy pricing pressure that many investors feared. Investors appeared to again focus on these companies’ fundamentals and business model characteristics, which were especially attractive in a risk-averse environment. The earnings reports released during the period demonstrated these companies’ strong fundamental positions.

The largest detractor from performance during the period was Ctrip.com, the Chinese online travel agency. The stock declined in recent quarters after manage-ment significantly reduced its margin targets. We remain attracted, however, to the thesis that internet-based demand aggregators tend to build very nice businesses when their customers are fragmented, as is the case with the hotel market in China.

Another detractor was Apollo Education. Because of the increased scrutiny on federal loans that finance most higher education, Apollo put in place new selection criteria in order to raise the quality of students and the likelihood of graduation. That new focus led to a dip in the level of new enrollment. This, in turn, caused Apollo’s earnings to be more volatile and sometimes lower than consensus expectations and the company’s stock price to decline late in the fund’s fiscal half-year. We believe Apollo is positioned better than most in the industry and should benefit disproportionately from improving industry dynamics, as well as companyspecific improvements in its business model and competitive position.

7

We believe many investors are still uncertain about the level of future global economic growth. In our view, the lingering effects of the global credit crisis could lead to moderate growth, at best. They are likely to continue to result in often conflicting economic data points and disparate performances depending on the quality of a company’s business model, competitive position, and management.

Wellington Management Company,LLP

Portfolio Manager:
Andrew J. Shilling, CFA, Senior Vice President

The last six months was an extremely volatile period for the capital markets. At certain points, the environment presented a significant challenge to our strategy. In equities, the period began with a flight to safety, as investors directed their interests toward defensive sectors that do not typically offer the growth characteristics we seek for the portfolio. Riskier assets performed better during the period’s final weeks. Poor stock selection within the consumer, information technology, and materials sectors held back performance. On the other hand, our overweight position in information technology stocks as a group contributed favorably to results.

At the stock-specific level, our largest contributors included Apple, National Oilwell Varco, and F5 Networks. Apple, our largest holding, soared during the period. We believe the firm’s outstanding competitive position and upcoming new product launches should continue to enable the stock to outperform. Longer-term opportunities include expanding distribution in China and other emerging markets, a growing tablet market, and the potential to penetrate the smart TV market.

Detractors at the stock-specific level included Green Mountain Coffee, Acme Packet, and Netflix. Green Mountain Coffee, a maker of specialty coffees and coffee makers, tumbled during the period. Shares suffered following an earnings miss and public criticism of management by a prominent and vocal hedge fund manager. We believe that there are many positives for the company, including the dominant position of its Keurig single-cup coffee maker, growth in premium coffees, new users, and partnerships with Starbucks and Dunkin’ Donuts. Green Mountain remains a large holding in our portfolio.

We remain overweighted in information technology, where we believe valuations are attractive relative to earnings growth, especially after adjusting for cash on balance sheets. Trends including cloud computing, mobility, and data storage are creating secular growth opportunities that should help drive sustained earnings growth for some time to come.

8

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Principal

David Ricci, CFA, Principal

Reacting positively to solid corporate earnings and above-consensus economic and employment reports, investors had a growing level of confidence in the economic recovery. European debt concerns also eased as leaders united in announcing a broad package of measures to assist. In general, volatility remained high and investors sought more cyclical stocks at the expense of more defensive sectors.

In this environment, the portfolio performed well, benefiting from its information technology positions. Apple was the largest contributor; its stock rose on strong sales of iPhones, iPads, and Macs. We believe the firm continues to have significant growth opportunities. It should see attractive tablet growth and gain market shares in the PC and mobile phone industries. The best overall portfolio contributor was Goodrich, a leader in aerospace systems. Its stock rallied on the announcement of its acquisition by United Technologies. As a result, it was sold from the portfolio.

Some health care holdings were weak; the greatest detractor was Covidien, a global leader in medical devices, supplies, and pharmaceuticals. It declined on concerns about falling procedure volumes, pricing pressures, and its European exposure. We sold the stock in December in pursuit of more attractive opportunities. In energy, Schlumberger, a leader in global oil service technology, was also a relative laggard. It reported strong North American results but was hindered by pockets of weakness in international services pricing and customer-driven project delays. In our view, it should benefit from continued oil demand driving increased deepwater exploration in international markets. We added to the position on its recent weakness.

Going forward, we are cautiously optimistic about the U.S. economy. Corporations remain strong, with solid profits in a difficult environment and healthy balance sheets.

The Federal Reserve is likely to prolong its accommodative stance, which should assist businesses and consumers. However, investors may continue to be uneasy about macro concerns. While some progress has been made, European sovereign-debt issues, large deficits, deleveraging, and political uncertainties linger.

As always, our philosophy and bottom-up investment process remain in full force. This framework will help us to identify quality growth companies with unique and sustainable competitive advantages, the potential for superior earnings growth and balance sheets, and strong, dynamic management teams. In our view, these companies will likely perform well over the long-term against peers and the market.

9

U.S. Growth Fund

Fund Profile
As of February 29, 2012

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWUSX		VWUAX
Expense Ratio[1]	0.44%		0.30%
30-Day SEC Yield	0.27%		0.41%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	111	585	3,733
Median Market Cap $30.6B		$40.8B	$33.9B
Price/Earnings Ratio	21.0x	17.4x	16.5x
Price/Book Ratio	3.6x	4.1x	2.2x
Return on Equity	23.2%	25.2%	18.2%
Earnings Growth Rate 18.2%		14.5%	7.6%
Dividend Yield	0.7%	1.5%	1.9%
Foreign Holdings	3.9%	0.0%	0.0%
Turnover Rate
(Annualized)	31%	—	—
Short-Term Reserves	2.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	16.5%	14.3%	11.9%
Consumer Staples	4.0	11.8	9.4
Energy	9.2	10.7	11.2
Financials	7.0	4.2	15.4
Health Care	8.4	10.3	11.4
Industrials	7.6	12.8	11.2
Information
Technology	42.3	29.7	19.4
Materials	2.9	5.3	4.1
Telecommunication
Services	2.0	0.8	2.5
Utilities	0.1	0.1	3.5

Volatility Measures
		DJ
	U.S. Total
	Russell 1000	Market
Growth Index		Index
R-Squared	0.98	0.95
Beta	1.08	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	8.6%
QUALCOMM Inc.	Communications
	Equipment	3.8
Google Inc. Class A	Internet Software &
	Services	3.3
priceline.com Inc.	Internet Retail	2.7
Mastercard Inc. Class A	Data Processing &
	Outsourced
	Services	2.7
EOG Resources Inc.	Oil & Gas
	Exploration &
	Production	2.6
Visa Inc. Class A	Data Processing &
	Outsourced
	Services	2.2
Allergan Inc.	Pharmaceuticals	2.2
VeriSign Inc.	Internet Software &
	Services	2.0
eBay Inc.	Internet Software &
	Services	2.0
Top Ten		32.1%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.45% for Investor Shares and 0.31% for Admiral Shares.

10

U.S. Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2001, Through February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	1/6/1959	-0.68%	0.48%	0.04%
Admiral Shares	8/13/2001	-0.53	0.66	0.23

See Financial Highlights for dividend and capital gains information.

11

U.S. Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (95.7%)[1]
Consumer Discretionary (15.9%)
*	priceline.com Inc.	162,790	102,073
	NIKE Inc. Class B	698,800	75,414
*	Apollo Group Inc.
	Class A	1,153,200	49,172
	Starbucks Corp.	858,500	41,689
	Harley-Davidson Inc.	888,480	41,385
	Staples Inc.	2,351,400	34,472
*	Amazon.com Inc.	171,440	30,806
	News Corp. Class A	1,476,790	29,344
*	Ctrip.com
	International Ltd. ADR	813,200	22,257
	Lowe’s Cos. Inc.	730,990	20,746
	Coach Inc.	261,710	19,586
*	Fossil Inc.	160,100	19,529
	Walt Disney Co.	463,870	19,478
*	Las Vegas Sands Corp.	316,450	17,598
*	Sirius XM Radio Inc.	7,658,700	17,309
	Abercrombie & Fitch Co.	352,060	16,121
*	Discovery
	Communications Inc.
	Class A	208,700	9,736
	Yum! Brands Inc.	132,220	8,758
*	MGM Resorts
	International	602,500	8,296
	DR Horton Inc.	491,620	7,050
	Johnson Controls Inc.	177,640	5,796
	Ralph Lauren Corp.
	Class A	25,860	4,493
	Lennar Corp. Class A	123,450	2,886
*	Michael Kors
	Holdings Ltd.	37,300	1,613
			605,607
Consumer Staples (3.7%)
*	Green Mountain
	Coffee Roasters Inc.	962,822	62,555
	Walgreen Co.	841,312	27,898
	Mead Johnson
	Nutrition Co.	284,300	22,104

			Market
			Value
		Shares	($000)
	Colgate-Palmolive Co.	165,600	15,431
	Whole Foods Market Inc.	158,700	12,813
			140,801
Energy (8.7%)
	EOG Resources Inc.	872,800	99,377
	Schlumberger Ltd.	675,300	52,410
	National Oilwell
	Varco Inc.	478,280	39,472
	El Paso Corp.	1,261,500	35,082
	Anadarko
	Petroleum Corp.	284,400	23,924
	Occidental
	Petroleum Corp.	202,300	21,114
	Ensco plc ADR	335,080	19,535
^	Kinder Morgan Inc.	458,400	16,154
*	Cameron
	International Corp.	265,080	14,768
*	Cobalt International
	Energy Inc.	351,550	10,568
			332,404
Exchange-Traded Fund (0.0%)
2	Vanguard Growth ETF	3,100	213

Financials (6.5%)
*	IntercontinentalExchange
	Inc.	427,100	58,923
	CMEGroup Inc.	171,550	49,662
	Progressive Corp.	1,773,400	37,986
	American Express Co.	516,240	27,304
	JPMorgan Chase & Co.	510,600	20,036
	BlackRock Inc.	86,820	17,277
*	Affiliated Managers
	Group Inc.	141,000	15,001
	T. Rowe Price Group Inc.	214,300	13,199
	Ameriprise Financial Inc.	162,970	9,087
			248,475
Health Care (8.0%)
	Allergan Inc.	951,135	85,212
	Novo Nordisk A/S ADR	371,700	52,161
*	Gilead Sciences Inc.	677,720	30,836

12

U.S. Growth Fund

			Market
			Value
		Shares	($000)
	Perrigo Co.	295,500	30,454
*	Agilent Technologies Inc.	502,620	21,924
*	Edwards
	Lifesciences Corp.	259,440	18,973
	UnitedHealth Group Inc.	333,910	18,616
*	Hologic Inc.	823,370	17,068
*	DaVita Inc.	185,600	16,064
	Covidien plc	246,500	12,880
			304,188
Industrials (7.2%)
	Caterpillar Inc.	357,820	40,867
	ExpeditorsInternational
	of Washington Inc.	773,000	33,726
	Precision Castparts Corp.	111,700	18,702
	Cummins Inc.	152,110	18,340
	WW Grainger Inc.	79,500	16,514
	Joy Global Inc.	186,990	16,261
	AMETEK Inc.	339,690	16,169
	Eaton Corp.	308,400	16,095
	Boeing Co.	202,090	15,147
	Illinois Tool Works Inc.	263,030	14,648
	United Parcel Service Inc.
	Class B	182,600	14,040
	JB Hunt Transport
	Services Inc.	249,800	12,792
*	Jacobs Engineering
	Group Inc.	249,500	11,532
*	Stericycle Inc.	123,500	10,716
	Donaldson Co. Inc.	136,900	10,053
	CHRobinson
	Worldwide Inc.	145,030	9,597
			275,199
Information Technology (41.0%)
*	Apple Inc.	606,785	329,144
	QUALCOMM Inc.	2,340,535	145,534
*	Google Inc. Class A	202,445	125,162
	Mastercard Inc. Class A	240,980	101,212
	Visa Inc. Class A	734,700	85,497
	VeriSign Inc.	2,062,150	76,196
*	eBayInc.	2,129,480	76,108
	Intuit Inc.	1,054,600	60,998
	Altera Corp.	1,316,670	50,626
*	Adobe Systems Inc.	1,337,000	43,974
	Oracle Corp.	1,463,900	42,848
*	Teradata Corp.	639,000	42,525
*	EMCCorp.	1,497,600	41,469
*	Citrix Systems Inc.	550,350	41,133
	Broadcom Corp. Class A	1,053,970	39,155
*	Juniper Networks Inc.	1,418,450	32,284
*	Polycom Inc.	1,255,825	25,933
	Accenture plc Class A	334,300	19,904
*	F5 Networks Inc.	143,055	17,876
*	Alliance Data
	Systems Corp.	143,250	17,385
*	Acme Packet Inc.	535,020	16,307
	TE Connectivity Ltd.	443,800	16,221

			Market
			Value
		Shares	($000)
*	Cognizant Technology
	Solutions Corp. Class A	217,800	15,453
*	Trimble Navigation Ltd.	298,700	15,022
*	SkyworksSolutions Inc.	486,110	13,110
*	BMC Software Inc.	342,041	12,806
*	NetApp Inc.	291,605	12,539
*	TIBCO Software Inc.	368,070	10,663
	Analog Devices Inc.	229,960	9,017
*	Rovi Corp.	240,960	8,549
*	VMwareInc. Class A	79,640	7,876
*	Salesforce.com Inc.	51,110	7,317
			1,559,843
Materials (2.7%)
	Syngenta AG ADR	835,500	54,591
	Monsanto Co.	313,970	24,295
	Praxair Inc.	171,740	18,720
	Walter Energy Inc.	97,120	6,296
			103,902
Telecommunication Services (2.0%)
*	Crown Castle
	International Corp.	1,433,286	74,259
Total Common Stocks
(Cost $2,913,099)			3,644,891
Temporary Cash Investments (4.9%)[1]
Money Market Fund (3.0%)
[3],[4]	Vanguard Market
	Liquidity Fund,
	0.111%	115,810,994	115,811

		Face
		Amount
		($000)
Repurchase Agreement (1.7%)
	Bank of America
	Securities, LLC
	0.170%, 3/1/12
	(Dated 2/29/12,
	Repurchase Value
	$62,700,000,
	collateralized by
	Federal Home Loan
	Mortgage Corp.
	3.500%–5.000%,
	1/1/32–4/1/40)	62,700	62,700

U.S. Government and Agency Obligations (0.2%)
5	United States
	Treasury Note/Bond,
	4.875%, 6/30/12	8,000	8,126
Total Temporary Cash Investments
(Cost $186,637)			186,637
Total Investments (100.6%)
(Cost $3,099,736)			3,831,528

13

U.S. Growth Fund

Market
Value
($000)
Other Assets and Liabilities (-0.6%)
Other Assets	30,774
Liabilities[3]	(54,841)
(24,067)
Net Assets (100%)	3,807,461

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	4,390,860
Overdistributed Net Investment Income	(10,874)
Accumulated Net Realized Losses	(1,310,955)
Unrealized Appreciation (Depreciation)
Investment Securities	731,792
Futures Contracts	6,638
Net Assets	3,807,461

Investor Shares—Net Assets
Applicable to 145,410,769 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,009,330
Net Asset Value Per Share—
Investor Shares	$20.70

Admiral Shares—Net Assets
Applicable to 14,896,742 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	798,131
Net Asset Value Per Share—
Admiral Shares	$53.58

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $11,587,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 2.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Includes $11,837,000 of collateral received for securities on loan.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Securities with a value of $6,095,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

U.S. Growth Fund

Statement of Operations

SixMonths Ended
February 29, 2012
($000)
Investment Income
Income
Dividends[1]	9,144
Interest[1]	80
Security Lending	5
Total Income	9,229
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,045
Performance Adjustment	(263)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,708
Management and Administrative—Admiral Shares	447
Marketing and Distribution—Investor Shares	271
Marketing and Distribution—Admiral Shares	64
Custodian Fees	33
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	5
Total Expenses	7,327
Net Investment Income	1,902
Realized Net Gain (Loss)
Investment Securities Sold[1]	49,095
Futures Contracts	(251)
Realized Net Gain (Loss)	48,844
Change in Unrealized Appreciation (Depreciation)
Investment Securities	434,915
Futures Contracts	7,349
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	442,265
Net Increase (Decrease) in Net Assets Resulting from Operations	493,011

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,000, $65,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,902	24,431
Realized Net Gain (Loss)	48,844	306,241
Change in Unrealized Appreciation (Depreciation)	442,265	497,274
Net Increase (Decrease) in Net Assets Resulting from Operations	493,011	827,946
Distributions
Net Investment Income
Investor Shares	(11,539)	(17,808)
Admiral Shares	(4,059)	(7,327)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(15,598)	(25,135)
Capital Share Transactions
Investor Shares	(262,362)	(525,262)
Admiral Shares	21,608	(240,672)
Net Increase (Decrease) from Capital Share Transactions	(240,754)	(765,934)
Total Increase (Decrease)	236,659	36,877
Net Assets
Beginning of Period	3,570,802	3,533,925
End of Period[1]	3,807,461	3,570,802

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($10,874,000) and $2,822,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$18.12	$14.75	$14.83	$17.89	$19.44	$17.06
Investment Operations
Net Investment Income	.006	.108[1]	.105	.105	.089	.113
Net Realized and Unrealized Gain (Loss)
on Investments	2.651	3.370	(.099)	(3.049)	(1.523)	2.354
Total from Investment Operations	2.657	3.478	.006	(2.944)	(1.434)	2.467
Distributions
Dividends from Net Investment Income	(.077)	(.108)	(.086)	(.116)	(.116)	(.087)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.077)	(.108)	(.086)	(.116)	(.116)	(.087)
Net Asset Value, End of Period	$20.70	$18.12	$14.75	$14.83	$17.89	$19.44

Total Return[2]	14.72%	23.58%	-0.02%	-16.29%	-7.44%	14.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,009	$2,893	$2,796	$2,956	$3,637	$4,308
Ratio of Total Expenses to
Average Net Assets[3]	0.45%	0.44%	0.45%	0.49%	0.43%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.17%	0.61%[1]	0.66%	0.79%	0.47%	0.60%
Portfolio Turnover Rate	31%	89%	74%	101%	107%	51%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.016 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.03%), (0.03%), (0.03%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$46.94	$38.20	$38.41	$46.37	$50.42	$44.24
Investment Operations
Net Investment Income	.056	.345[1]	.338	.335	.325	.416
Net Realized and Unrealized Gain (Loss)
on Investments	6.856	8.734	(.256)	(7.919)	(3.950)	6.107
Total from Investment Operations	6.912	9.079	.082	(7.584)	(3.625)	6.523
Distributions
Dividends from Net Investment Income	(.272)	(.339)	(.292)	(.376)	(.425)	(.343)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.272)	(.339)	(.292)	(.376)	(.425)	(.343)
Net Asset Value, End of Period	$53.58	$46.94	$38.20	$38.41	$46.37	$50.42

Total Return[2]	14.81%	23.77%	0.13%	-16.15%	-7.28%	14.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$798	$678	$737	$838	$1,116	$1,325
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.30%	0.29%	0.30%	0.24%	0.27%
Ratio of Net Investment Income to
Average Net Assets	0.31%	0.75%[1]	0.82%	0.98%	0.66%	0.83%
Portfolio Turnover Rate	31%	89%	74%	101%	107%	51%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.041 and 0.09%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.03%), (0.03%), (0.03%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Growth Fund

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

19

U.S. Growth Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Delaware Management Company, Wellington Management Company, LLP, and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees for Delaware Management Company, and Wellington Management Company, LLP, are subject to quarterly adjustments based on performance since November 30, 2010, relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 29, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a decrease of $263,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $554,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.22% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

20

U.S. Growth Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,644,891	—	—
Temporary Cash Investments	115,811	70,826	—
Futures Contracts—Liabilities[1]	(482)	—	—
Total	3,760,220	70,826	—
1 Represents variation margin on the last day of the reporting period.

E. At February 29, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	March 2012	139	47,413	5,015
E-mini S&P 500 Index	March 2012	520	35,474	611
E-mini S&P MidCap 400 Index	March 2012	91	8,887	1,012

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

21

U.S. Growth Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $1,359,274,000 to offset future net capital gains of $887,490,000 through August 31, 2012, $123,651,000 through August 31, 2013, $256,306,000 through August 31, 2017, and $91,827,000 through August 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $3,099,736,000. Net unrealized appreciation of investment securities for tax purposes was $731,792,000, consisting of unrealized gains of $830,410,000 on securities that had risen in value since their purchase and $98,618,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended February 29, 2012, the fund purchased $522,128,000 of investment securities and sold $727,394,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	114,468	6,327	297,898	16,334
Issued in Lieu of Cash Distributions	11,371	625	17,562	968
Redeemed	(388,201)	(21,238)	(840,722)	(47,246)
Net Increase (Decrease)—Investor Shares	(262,362)	(14,286)	(525,262)	(29,944)
Admiral Shares
Issued	99,033	2,063	238,781	5,167
Issued in Lieu of Cash Distributions	3,764	80	7,014	149
Redeemed	(81,189)	(1,682)	(486,467)	(10,184)
Net Increase (Decrease)—Admiral Shares	21,608	461	(240,672)	(4,868)

I. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended February 29, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	8/31/2011	2/29/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,147.22	$2.40
Admiral Shares	1,000.00	1,148.05	1.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.63	$2.26
Admiral Shares	1,000.00	1,023.32	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Agreements

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory agreement with William Blair & Company, L.L.C. (William Blair), Delaware Management Company (Delaware Management), and Wellington Management Company, LLP (Wellington Management). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Delaware Management. Delaware Management, an indirect subsidiary of Australia-based Macquarie Group, is a Philadelphia-based investment management firm. Delaware Management invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. Delaware Management uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of the securities. Delaware Management has managed a portion of the fund since 2010.

Wellington Management. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm utilizes an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, Wellington Management invests in companies that it believes are of high quality and that have sustainable, above-average growth. In selecting stocks, Wellington Management considers some or all of the following company criteria: leadership position within the market it serves, quality of products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team. Wellington Management has managed a portion of the fund since 2010.

William Blair. Founded in 1935, William Blair is an independently owned, full-service investment firm. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, it invests in companies that it believes are of high quality and that have sustainable, above-average growth. In selecting stocks, William Blair considers each company’s leadership position within the market it serves, the quality of products or services it provides, its return on equity, its accounting policies, and the quality of the management team. William Blair has advised a portion of the fund since 2004.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

25

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board determined that the advisors have carried out the fund’s investment strategy in a disciplined fashion, and recent performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of the fund’s advisors in determining whether to approve the advisory fees, because the advisors are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services), Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing),
Board. Principal Occupation(s) During the Past Five	and Delphi Automotive LLP (automotive components);
Years: Chairman of the Board of The Vanguard Group,	Senior Advisor at New Mountain Capital; Trustee of
Inc., and of each of the investment companies served	The Conference Board.
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/medical devices/consumer
Monroe Community College Foundation, and North	products); Director of Skytop Lodge Corporation
Carolina A&T University.	(hotels), the University Medical Center at Princeton,
the Robert Wood Johnson Foundation, and the Center
Rajiv L. Gupta	for Talent Innovation; Member of the Advisory Board
Born 1945. Trustee Since December 2001. [2]	of the Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)

F. Joseph Loughrey	Group since 2010; Assistant Controller of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group (2001–2010).
and Chief Operating Officer (retired 2009) and Vice
Chairman of the Board (2008–2009) of Cummins Inc.	Thomas J. Higgins
(industrial machinery); Director of SKF AB (industrial	Born 1957. Chief Financial Officer Since September
machinery), Hillenbrand, Inc. (specialized consumer	2008. Principal Occupation(s) During the Past Five
services), the Lumina Foundation for Education, and	Years: Principal of The Vanguard Group, Inc.; Chief
Oxfam America; Chairman of the Advisory Council	Financial Officer of each of the investment companies
for the College of Arts and Letters and Member	served by The Vanguard Group since 2008; Treasurer
of the Advisory Board to the Kellogg Institute for	of each of the investment companies served by The
International Studies at the University of Notre Dame.	Vanguard Group (1998–2008).

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School (retired 2011); Chief Investment	the investment companies served by The Vanguard
Officer and Managing Partner of HighVista Strategies	Group since 2008; Assistant Treasurer of each of the
LLC (private investment firm); Director of Rand	investment companies served by The Vanguard Group
Merchant Bank; Overseer of the Museum of Fine	(1988–2008).
Arts Boston.
Heidi Stam
Alfred M. Rankin, Jr.	Born 1956. Secretary Since July 2005. Principal
Born 1941. Trustee Since January 1993. Principal	Occupation(s) During the Past Five Years: Managing
Occupation(s) During the Past Five Years: Chairman,	Director of The Vanguard Group, Inc., since 2006;
President, and Chief Executive Officer of NACCO	General Counsel of The Vanguard Group since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Secretary of The Vanguard Group and of each of the
Director of Goodrich Corporation (industrial products/	investment companies served by The Vanguard Group
aircraft systems and services) and the National	since 2005; Director and Senior Vice President of
Association of Manufacturers; Chairman of the Board	Vanguard Marketing Corporation since 2005;
of the Federal Reserve Bank of Cleveland and of	Principal of The Vanguard Group (1997–2006).
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Vanguard Senior Management Team
Peter F. Volanakis	Mortimer J. Buckley	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Kathleen C. Gubanich	James M. Norris
Occupation(s) During the Past Five Years: President	Paul A. Heller	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Martha G. King	George U. Sauter
Incorporated (communications equipment); Director of	Chris D. McIsaac
Corning Incorporated (2000-2010) and Dow Corning
(2001–2010); Director of SPX Corporation (multi-
industry manufacturing); Overseer of the Amos Tuck	Chairman Emeritus and Senior Advisor
School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q232 042012

Semiannual Report | February 29, 2012

Vanguard International Growth Fund

> Vanguard International Growth Fund returned about 4% for the six months ended February 29, 2012, exceeding the return of its benchmark index and the average return of peer funds.

> The fund benefited from its holdings in the developed markets of Europe and from its investments in emerging markets.

> From a sector standpoint, financial, industrial, and energy stocks were significant contributors to the fund’s advance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	29
Trustees Approve Advisory Agreements.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2012
Total
Returns
Vanguard International Growth Fund
Investor Shares	4.17%
Admiral™ Shares	4.25
MSCI All Country World Index ex USA	3.97
International Funds Average	3.12
International Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
August 31, 2011, Through February 29, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$18.27	$18.64	$0.334	$0.000
Admiral Shares	58.17	59.30	1.144	0.000

1

Chairman’s Letter

Dear Shareholder:

Although global stock markets continued to experience some volatility through the first six months of fiscal 2012, the results were ultimately positive after a downbeat start. Vanguard International Growth Fund returned about 4% for the period, ahead of the result of its benchmark index, the MSCI All Country World Index ex USA, and the average return of its peer funds.

Results in the developed markets of Europe and emerging markets drove the fund’s performance, while financials and industrials were among the strongest sectors. The relative strength of the U.S. dollar compared with the euro and the yen restrained returns, as some holdings lost value when converted into U.S. dollars.

Notes of optimism propelled stock prices higher
U.S. stocks produced a strong double-digit return of 13.18% over the period. That statement is true enough, but the headline figure obscures the volatility that has been perhaps the most prominent feature of the financial markets over the past six months and indeed the past few years. If the six-month period had started a month earlier, for example, the Dow Jones U.S. Total Stock Market Index would have returned just 1.97%. A start date two months earlier would have put the six-month return at –5.18%.

In the six months through February, however, stock prices benefited from signs of acceleration in the U.S. economic

2

expansion and hope that the European Union’s latest agreement on Greek debt would help to contain a threat that has menaced global markets for much of the past two years. European stocks rallied on the news about Greece, but international stocks still trailed their U.S. counterparts for the full six months.

Bonds’ strength
confounded expectations
Bonds produced solid returns, to the surprise of many long-time observers of the fixed income markets. At the start of the period, the yield of the 10-year U.S. Treasury note stood at 2.22%, suggesting that returns would be very modest by historical standards. Over the next six months, however, yields moved lower still, boosting bond prices, which move in the opposite direction. At the end of February, the yield of the 10-year T-note stood at 1.98%. As yields decline, obviously, the scope for continued declines—and price increases—diminishes. Municipal bonds performed even more strongly than the broad taxable market.

The returns for 3-month Treasury bills and other money market instruments remained near 0%, consistent with the Federal Reserve’s policy on interest rates.

Europe, emerging markets
boost fund’s performance
With a focus on finding high-quality growth stocks with long-term potential, Vanguard International Growth Fund’s three advisors take somewhat similar approaches. At the

Market Barometer

			Total Returns
		Periods Ended February 29, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.31%	4.86%	1.77%
Russell 2000 Index (Small-caps)	12.40	-0.15	1.83
Dow Jones U.S. Total Stock Market Index	13.18	4.35	2.07
MSCI All Country World Index ex USA (International)	3.97	-6.10	-0.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.73%	8.37%	6.36%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.67	12.42	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.06	1.20

CPI
Consumer Price Index	0.49%	2.87%	2.27%

3

same time, they can diverge from each other and the benchmark index in their quest for performance.

The advisors began the fiscal half-year faced with a challenging environment. Europe’s debt crisis was the primary culprit. Weakened demand for Asia’s exports and slower growth and rampant inflation in several of the largest emerging markets also weighed on returns. Plans to contain the debt crisis as well as better news for the global economy arrived at September’s end, and the markets sharply rebounded.

On average, more than half of the fund’s assets—a larger proportion than the benchmark weighting—were in the developed markets of Europe during the period. This significant allocation, as well as solid stock choices, worked to the fund’s benefit. Nowhere was that more apparent than in the United Kingdom, which made up nearly 20% of the fund’s assets at the reporting period’s close, double the market capitalization of holdings in any other country. The fund’s holdings in the U.K.’s financial, consumer staples, industrial, energy, and consumer discretionary stocks all posted double-digit returns, seeming to escape the effects of the region’s debt drama.

While U.K. stocks were at the forefront of the advance, they weren’t alone. Swedish industrial firms, Belgian brewers, Norwegian energy corporations, and German sports apparel companies also

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
International Growth Fund	0.47%	0.34%	1.37%

The fund expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.49% for Investor Shares and 0.36% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: International Funds.

4

boosted results. The news wasn’t as good in Italy and France, where financials and utilities, respectively, were trouble spots.

Overall returns for emerging markets countries, which make up about one-quarter of the fund’s assets on average, were also positive. But they were quite varied and encompassed a much broader spectrum. The leaders included South Korean information technology holdings and financial firms from Peru, Brazil, Russia, and Thailand, which were bolstered by global economic stabilization.

Chinese stocks, which represented the largest allocation within emerging markets during the period, turned in mixed results. Growing pains and inflation were evident in the world’s most populous nation. China’s industrial and energy stocks performed well, but consumer discretionary and materials holdings stumbled. The advisors’ stock choices further hampered returns. Mexico’s consumer discretionary stocks, specifically home-building companies, also dragged down performance.

Developed markets in the Pacific region, which represented less than one-fifth of the fund’s assets, contributed much less than their European and emerging markets counterparts. Results were modest in Japan, the largest country exposure in the region during the six months, which continued to recover from its natural and nuclear disaster. Returns were also muted in Singapore, Hong Kong, and especially Australia, where many natural-resource producers struggled as investors questioned whether China would sustain its demand for raw materials in a global growth slowdown.

International stocks crucial
to portfolio’s diversification
Since the global financial crisis, returns for U.S. and international stocks have converged, meaning the results are more similar than they have been in the past. This point was discussed in our recently published economic and investment outlook, which can be found at vanguard.com/research. However, the outlook also affirmed our view that international stocks continue to offer diversification for U.S. investors.

Diversification is one of the enduring principles of sound investing. That’s why Vanguard counsels investors to hold a balanced portfolio that includes U.S. and international stocks, as well as bond and money market funds, with allocations that fit their unique goals, time horizon, and risk tolerance. Vanguard International Growth Fund, with its low expenses, can play a valuable role in such a plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 14, 2012

5

Advisors’ Report

For the fiscal half-year ended February 29, 2012, Vanguard International Growth Fund returned about 4%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio’s positioning reflects this assessment. These comments were prepared on March 19, 2012.

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	48	8,500	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Schroder Investment	38	6,811	Equity analysts in 11 countries and an international
Management North America Inc.			team of global sector and regional specialists help to
			identify reasonably priced companies with strong
			growth prospects and a sustainable competitive
			advantage.
M&G Investment Management	11	1,884	The advisor constructs a portfolio using a long-term,
Limited			bottom-up investment approach focusing on identifying
			underappreciated companies—particularly those with
			scarce assets—with the ability to deliver high returns
			and growth potential.
Cash Investments	3	495	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson,
Head of Global Equities

We believe important and positive economic developments have taken place over the last six months. The United States is showing increasing signs of sustainable cyclical recovery, and European institutions are taking firm action to resolve a financial crisis that has been rumbling on since 2008. Share prices have risen somewhat in response, but the mood of market participants and commentators remains exceptionally depressed. We expect a pattern of recovery in developed countries and ongoing secular growth in the developing world to persist. The imbalance between perception and reality therefore strikes us as an unusual opportunity.

The overarching themes in our portion of the portfolio have remained constant. The emergence from poverty of huge numbers of people offers great growth opportunities to our holdings in Eastern-facing consumer goods, financial, and mining companies. The ever-more-rapid speed of technological change allows our disruptive companies in the internet, electronics, and medical areas to expand rapidly, while upending the business models of many established competitors. The effects of globalization are driving financial deepening in developing countries, to the benefit of several of our bank and stock exchange holdings, and steadily boosting the numbers of super-rich consumers of luxury goods.

During the period, our holdings in Swedish engineering companies Atlas Copco and Sandvik and in British aircraft engine manufacturer Rolls-Royce performed particularly strongly as the cyclical demand picture improved. On the other hand, our alternative energy companies Vestas Windsystems and SMA Solar continued to suffer from rising Chinese competition and falling government subsidies. Some of our internet holdings also had a weaker six months: For Baidu and Rakuten, this marked a period of rest after stellar recent rises. For recently purchased Amazon.com, it reflected market disquiet with a long-term investment plan that we find highly appealing.

During the last six months, we have made new purchases of Fiat Auto, the combination of the Fiat, Chrysler, and Ferrari brands; Shandong Weigao, the Chinese medical supply distributor; and SQM, the Chilean mining company. These purchases were funded by reductions to lower-growth holdings such as Tesco, Canon, and Yamaha Motor.

It is likely that economic and political events will cause stock markets to oscillate, but we continue to believe that international growth companies offer appealing returns to investors with a long-term horizon.

7

Schroder Investment Management
North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA
Head of Global and International Equities

Simon Webber, CFA
Portfolio Manager

The period began with a severe sell-off during September amid a crisis of confidence in the markets. For the rest of the year, markets swung between risk-on and risk-off as investor panic regarding the European debt crisis was interspersed with hope that “economic meltdown” could be avoided.

However, toward the end of the year and throughout January and February, encouraging data fueled hopes the U.S. economy might be slowly improving. The new year’s market rally has been cautious, and European Central Bank efforts to provide scarce funding and boost liquidity have helped. A more constructive tone among European leaders, increased recognition of the need for growth-oriented policies, and an agreement on a second bailout of Greece gave hope that the worst outcomes for the Eurozone might be avoided.

Emerging markets were particularly hurt by the extreme global risk aversion at the beginning of the period, and market concerns about a hard landing in China increased. Lowered inflation in China in the fourth quarter and signs that small- and medium-sized companies were suffering disproportionally from credit tightness led the Chinese government to ease its monetary policy, as we expected, toward the end of the year, which provided some relief.

Turning to the portfolio, outperformance was primarily driven by information technology and consumer staples. In IT, Samsung Electronics had an excellent run as it became the world’s largest seller of smartphone handsets. Performance in consumer staples was helped by our beverage stocks Diageo and AB InBev. The world’s largest distiller by revenues, Diageo is defying the difficult consumer environment, and its premium brands are showing strong, double-digit growth. Telecommunications also added value, with U.K.-listed Vodafone contributing most. Among the top contributors to the fund during the period were Tata Motors and SAP. Tata continues to tap into strong emerging-market demand for trucks and luxury cars. SAP has done well because of resilient IT demand from industry customers and its successful product strategy, including cloud offerings.

Health care was the largest detractor, and Shanghai Pharmaceuticals hurt most. Changes in government pricing policy in the sector were detrimental.

From a regional perspective, emerging markets and the United Kingdom were the largest sources of added value, while Pacific ex Japan’s materials sector (Atlas Iron and Newcrest Mining) detracted.

Strong signs of global market normalization in 2012 are supporting equities, and reconnection with fundamentals is likely. International equity valuations and global

8

liquidity are also positive. We do, however, expect that volatility will remain a feature for the year. The European restructuring will take time. And other factors, such as election cycles in France, Greece, and the United States and tensions in the Middle East, along with the impact of higher oil prices on a delicate global economy, continue to command vigilance.

Our portfolio is attractively positioned, with a balanced mix of cyclical and defensive growth. We are, as ever, focused on companies with sustainable competitive advantage, experienced management, and financial strength.

M&G Investment Management Limited

Portfolio Managers:
Graham E. French, Portfolio Manager

Greg Aldridge, Portfolio Manager

Equity markets continued to be characterized by high volatility over the review period. Investors focused on macroeconomic events, and stock prices were mainly driven by these factors rather than the fundamentals of the underlying businesses. While many investors have been rattled by recent economic events, corporate fundamentals have largely remained intact. We remain focused on identifying holdings that offer attractive scarce assets, structural growth drivers, and the potential for sustainably high returns.

A number of the portfolio’s holdings produced strong returns. German business management software provider SAP was the leader. The company continues to outpace peers and has the potential to improve margins further as the maintenance business continues to grow. Hong Kong-listed power tool manufacturer Techtronic Industries performed well, benefiting from a growing market share and improved sentiment in its main market, the United States. European aerospace giant EADS also delivered, as investors began to recognize the strength of the company’s order book. The surging price of oil was beneficial for the portfolio’s holdings in the oil and gas sector, as Statoil, Total, and Petróleo Brasileiro all did well.

As investors sought to invest in stocks, sectors, and regions that they viewed as relatively safe given the uncertainty of the economic climate, stocks with exposure to the Eurozone were some of the weaker performers. These included Austrian brick manufacturer Wienerberger, which lagged on concerns over the resilience of demand for building materials. French seamless steel tube specialist Vallourec also detracted. Fears about the short term dominated, even though the long-term investment case for the company remains highly attractive; demand is growing for its products as drilling wells become deeper and more complex. Swedish technology company Ericsson also fell after reporting lower-than-expected fourth-quarter results. While this disappointed the market, which in our opinion is now focused on short-term newsflow, we believe that the firm’s long-term prospects remain intact as data usage and spending on mobile networks continue to increase.

9

As active stockpickers, we found that the recent market volatility created an opportunity to selectively add to the companies that met our investment criteria. These included Atlas Copco, a Swedish manufacturer of air compressors and mining equipment; British speciality chemicals producer AZ Electronic Materials; and Japanese engineering business Misumi. We sold other holdings when we felt there were more attractively valued companies with better growth prospects available. These sales included German electrical engineering and electronics company Siemens and Mexican homebuilder Consorcio Ara.

10

International Growth Fund

Fund Profile
As of February 29, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWIGX	VWILX
Expense Ratio[1]	0.47%	0.34%

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	185	1,840
Median Market Cap	$35.3B	$29.1B
Price/Earnings Ratio	14.4x	13.4x
Price/Book Ratio	2.0x	1.5x
Return on Equity	20.3%	17.4%
Earnings Growth Rate	11.0%	3.2%
Dividend Yield	2.3%	3.2%
Turnover Rate
(Annualized)	30%	—
Short-Term Reserves	1.4%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	15.6%	9.3%
Consumer Staples	9.1	9.4
Energy	7.8	11.8
Financials	19.0	23.9
Health Care	6.5	6.6
Industrials	14.5	10.7
Information Technology	14.4	6.4
Materials	10.4	12.1
Telecommunication
Services	1.8	5.9
Utilities	0.9	3.9

Volatility Measures
	Spliced	MSCI AC
	International	World Index
	Index	ex USA
R-Squared	0.96	0.98
Beta	1.08	1.06
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Baidu Inc. ADR	Internet Software &
	Services	2.5%
Tencent Holdings Ltd.	Internet Software &
	Services	2.3
Samsung Electronics Co.
Ltd.	Semiconductors	2.1
Atlas Copco AB Class A	Industrial
	Machinery	2.0
BG Group plc	Integrated Oil &
	Gas	1.7
Petroleo Brasileiro SA	Integrated Oil &
	Gas	1.6
Roche Holding AG	Pharmaceuticals	1.5
SAP AG	Application
	Software	1.4
PPR	Department Stores	1.4
HSBC Holdings plc	Diversified Banks	1.4
Top Ten		17.9%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.49% for Investor Shares and 0.36% for Admiral Shares.

11

International Growth Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	20.3%	15.3%
Switzerland	7.2	5.6
Germany	6.8	5.7
France	6.8	6.2
Sweden	4.4	2.2
Spain	2.5	2.0
Denmark	1.5	0.8
Norway	1.3	0.7
Belgium	1.1	0.7
Other	1.8	4.4
Subtotal	53.7%	43.6%
Pacific
Japan	9.3%	14.4%
Australia	4.7	5.8
Hong Kong	2.2	2.0
Other	0.7	1.3
Subtotal	16.9%	23.5%
Emerging Markets
China	9.1%	4.4%
Brazil	7.0	3.7
South Korea	3.3	3.6
India	1.2	1.6
Other	4.0	11.0
Subtotal	24.6%	24.3%
North America
Canada	2.8%	8.2%
United States	1.0%	0.0%
Subtotal	3.8%	8.2%
Middle East
Israel	1.0%	0.4%

12

International Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2001, Through February 29, 2012

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
Note: For 2012, performance data reflect the six months ended February 29, 2012.

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	9/30/1981	-13.68%	-2.02%	5.57%
Admiral Shares	8/13/2001	-13.58	-1.85	5.75

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

13

International Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (95.9%)[1]
Australia (4.3%)
^ Fortescue Metals
Group Ltd.	29,815,835	176,196
Brambles Ltd.	14,934,900	115,658
Woodside Petroleum Ltd.	2,777,000	110,312
Newcrest Mining Ltd.	2,631,000	93,899
Atlas Iron Ltd.	25,245,050	85,511
Woolworths Ltd.	2,971,200	80,459
James Hardie
Industries SE	6,196,069	48,448
Australia & New Zealand
Banking Group Ltd.	1,289,125	30,156
Sims Metal
Management Ltd.	1,026,080	16,843
		757,482
Austria (0.1%)
Wienerberger AG	2,035,000	25,094

Belgium (1.1%)
Anheuser-Busch
InBev NV	2,786,000	187,167

Brazil (6.9%)
Vale SA Class B ADR	6,764,400	166,269
Itau Unibanco
Holding SA ADR	6,596,075	138,847
BM&FBovespa SA	20,386,500	137,948
Petroleo Brasileiro
SA ADR Type A	4,381,300	124,823
Petroleo Brasileiro
SA ADR	4,135,000	123,389
* OGX Petroleo e Gas
Participacoes SA	9,806,100	97,247
^ Cia Brasileira de
Distribuicao Grupo
Pao de Acucar ADR	2,033,000	95,063
BRF - Brasil Foods SA	4,412,400	91,832

		Market
		Value
	Shares	($000)
Itau Unibanco Holding SA
Prior Pfd.	3,619,500	77,354
Anhanguera Educacional
Participacoes SA	4,074,496	53,267
Petroleo Brasileiro SA
Prior Pfd.	2,830,000	40,343
Vale SA Prior Pfd.	1,550,000	38,442
Banco do Brasil SA	1,900,067	30,815
Fibria Celulose SA	716,170	6,510
		1,222,149
Canada (2.8%)
Toronto-Dominion Bank	2,387,000	194,999
Suncor Energy Inc.	3,522,000	126,791
Potash Corp. of
Saskatchewan Inc.	1,961,000	91,227
Niko Resources Ltd.	1,159,000	54,761
Sherritt International Corp.	2,500,000	15,337
* Harry Winston
Diamond Corp.	732,000	9,906
		493,021
Chile (0.3%)
Sociedad Quimica y
Minera de Chile SA ADR	823,300	48,723

China (9.0%)
* Baidu Inc. ADR	3,281,400	448,567
Tencent Holdings Ltd.	15,811,000	409,456
China Mobile Ltd.	9,391,000	99,833
China Merchants
Bank Co. Ltd.	36,738,500	83,653
China Resources
Enterprise Ltd.	21,302,000	79,482
Ping An Insurance
Group Co.	8,016,000	69,596
Beijing Enterprises
Holdings Ltd.	10,826,000	68,542
CNOOC Ltd.	29,461,000	66,894
Industrial & Commercial
Bank of China	90,759,000	66,224

14

International Growth Fund

			Market
			Value
		Shares	($000)
*	Ctrip.com International
	Ltd. ADR	1,729,300	47,331
	Shandong Weigao Group
	Medical Polymer
	Co. Ltd.	44,588,000	44,360
	Belle International
	Holdings Ltd.	23,826,000	39,170
*	Shanghai
	Pharmaceuticals
	Holding Co. Ltd.	16,971,600	31,467
^	Mindray Medical
	International Ltd. ADR	1,026,800	31,430
	Ports Design Ltd.	4,958,000	7,861
^	Chaoda Modern
	Agriculture Holdings Ltd.	17,258,719	1,553
			1,595,419
Denmark (1.5%)
	Novo Nordisk A/S Class B	849,328	119,057
^	Novozymes A/S	3,172,000	94,298
	AP Moeller - Maersk A/S
	Class B	3,750	30,157
^,*	Vestas Wind Systems A/S	1,653,736	16,972
			260,484
France (6.4%)
	PPR	1,471,373	249,379
	L’Oreal SA	1,271,730	144,510
	Cie Generale d’Optique
	Essilor International SA	1,556,096	123,828
	Schneider Electric SA	1,781,000	120,567
	Cie Generale des
	Etablissements Michelin	1,492,000	102,679
	Safran SA	2,767,099	92,537
	LVMH Moet Hennessy
	Louis Vuitton SA	505,000	84,531
	Publicis Groupe SA	810,000	44,251
	European Aeronautic
	Defence and
	Space Co. NV	1,130,000	40,920
	Vallourec SA	565,000	39,655
	Total SA	670,000	37,480
	CFAO SA	710,000	27,859
	Societe Generale SA	691,623	22,262
			1,130,458
Germany (6.4%)
	SAP AG	3,705,762	250,188
	Adidas AG	2,451,824	192,632
	GEA Group AG	3,274,500	110,607
	Porsche Automobil
	Holding SE Prior Pfd.	1,518,515	98,528
^	Aixtron SE NA	3,770,512	61,898
	HeidelbergCement AG	999,207	53,733
	Symrise AG	1,650,000	48,135
^,*	TUI AG	5,787,423	45,782

			Market
			Value
		Shares	($000)
	MTU Aero Engines
	Holding AG	570,000	43,361
	Wincor Nixdorf AG	745,000	40,515
	Software AG	1,030,000	39,021
^	Axel Springer AG	813,258	38,745
	Daimler AG	634,950	38,377
*	Infineon Technologies AG	3,680,772	37,161
^	SMA Solar Technology AG	719,595	36,782
			1,135,465
Hong Kong (2.2%)
	Jardine Matheson
	Holdings Ltd.	2,407,237	122,522
	Hong Kong Exchanges
	and Clearing Ltd.	4,514,200	83,649
	Sun Hung Kai
	Properties Ltd.	4,968,000	76,228
	Swire Pacific Ltd. Class A	6,033,000	68,462
^	Techtronic Industries Co.	23,299,943	28,066
^	Esprit Holdings Ltd.	4,419,604	9,882
			388,809
India (1.2%)
	Housing Development
	Finance Corp.	7,087,800	95,651
*	Tata Motors Ltd.	8,967,223	49,383
	HDFC Bank Ltd.	4,602,179	48,466
	Reliance Capital Ltd.	1,454,500	11,949
			205,449
Ireland (0.2%)
	Kerry Group plc Class A	925,000	39,417

Israel (1.0%)
*	Check Point Software
	Technologies Ltd.	1,891,623	110,017
	Teva Pharmaceutical
	Industries Ltd. ADR	1,592,900	71,378
			181,395
Italy (0.5%)
^	Fiat SPA	13,861,000	79,896

Japan (8.6%)
	Rakuten Inc.	199,916	198,700
	Honda Motor Co. Ltd.	4,898,400	188,137
	Mitsubishi Corp.	6,079,400	149,403
	SMC Corp.	756,400	129,040
	Seven & I Holdings
	Co. Ltd.	4,502,000	124,363
	FANUC Corp.	603,000	109,617
^	Gree Inc.	2,710,000	84,733
	Sekisui Chemical Co. Ltd.	9,482,000	81,574
	Canon Inc.	1,644,600	74,999
	Nippon Telegraph &
	Telephone Corp.	1,410,700	66,405
	Hoya Corp.	2,310,700	53,952
	Toyota Motor Corp.	1,180,000	49,052

15

International Growth Fund

		Market
		Value
	Shares	($000)
Sysmex Corp.	1,220,000	44,121
Astellas Pharma Inc.	1,000,000	41,076
Nintendo Co. Ltd.	212,500	31,763
Kyocera Corp.	347,900	30,873
MISUMI Group Inc.	1,250,000	30,745
Rohm Co. Ltd.	589,500	29,802
		1,518,355
Luxembourg (0.1%)
* Reinet Investments SCA	542,339	9,680

Netherlands (0.9%)
* ING Groep NV	14,057,298	123,882
TNT Express NV	1,479,130	18,409
PostNL NV	1,556,470	9,204
		151,495
Norway (1.2%)
Statoil ASA	4,037,058	115,145
DNB ASA	8,267,776	106,122
		221,267
Peru (0.5%)
Credicorp Ltd.	763,247	93,795

Russia (0.6%)
* Sberbank of Russia ADR	5,291,638	72,673
* Mail.ru Group Ltd. GDR	913,206	36,101
		108,774
Singapore (0.7%)
United Overseas
Bank Ltd.	3,803,000	54,673
Singapore Exchange Ltd.	6,541,000	37,588
DBS Group Holdings Ltd.	2,580,521	29,177
* Jardine Matheson
Holdings Ltd.	12,800	649
		122,087
South Africa (0.5%)
Impala Platinum
Holdings Ltd.	1,778,600	39,382
Sasol Ltd.	525,000	27,896
MTN Group Ltd.	1,430,000	25,680
		92,958
South Korea (3.3%)
Samsung Electronics
Co. Ltd.	346,357	372,460
Shinhan Financial Group
Co. Ltd.	1,951,586	75,296
Hyundai Mobis	247,479	63,009
Celltrion Inc.	1,368,991	42,763
Hankook Tire Co. Ltd.	785,000	30,000
		583,528
Spain (2.3%)
Inditex SA	2,477,385	228,008
Banco Santander SA	22,690,801	187,827
		415,835

		Market
		Value
	Shares	($000)
Sweden (4.3%)
Atlas Copco AB Class A	13,251,679	345,334
Svenska Handelsbanken
AB Class A	4,250,782	142,723
Sandvik AB	7,223,763	110,395
Alfa Laval AB	4,729,586	97,099
Telefonaktiebolaget LM
Ericsson Class B	4,600,000	46,084
^ Oriflame Cosmetics SA	575,000	19,895
		761,530
Switzerland (7.1%)
Roche Holding AG	1,572,694	273,735
Cie Financiere
Richemont SA	3,126,400	191,725
Nestle SA	3,002,000	183,527
Syngenta AG	507,934	165,801
Novartis AG	2,138,666	116,571
Geberit AG	494,180	106,087
ABB Ltd.	3,984,182	81,555
Zurich Financial
Services AG	249,736	62,945
Swatch Group AG (Bearer)	96,145	43,553
Holcim Ltd.	590,000	38,487
		1,263,986
Taiwan (0.7%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	37,122,508	101,598
Compal Electronics Inc.	21,403,304	25,212
Chinatrust Financial
Holding Co. Ltd.
Rights Exp. 04/03/2012	2,255,928	284
		127,094
Thailand (0.6%)
Kasikornbank PCL	22,101,000	106,672

Turkey (0.8%)
Turkiye Garanti
Bankasi AS	37,457,981	141,859

United Kingdom (18.8%)
BG Group plc	12,621,900	304,611
HSBC Holdings plc	28,001,005	248,079
Standard Chartered plc	9,525,422	245,049
Prudential plc	19,619,000	222,581
BHP Billiton plc	6,822,700	220,666
Diageo plc	8,090,267	193,167
Rolls-Royce Holdings plc	13,797,616	178,324
Xstrata plc	9,329,638	178,095
ARM Holdings plc	18,243,000	164,459
GlaxoSmithKline plc	7,084,034	156,543
SABMiller plc	2,786,000	112,824
Rio Tinto plc	1,980,518	112,354
Capita plc	8,559,000	104,238
Meggitt plc	16,409,250	100,756

16

International Growth Fund

		Market
		Value•
	Shares	($000)
Vodafone Group plc	35,992,000	96,960
British American
Tobacco plc	1,698,464	85,672
AMEC plc	4,379,772	77,044
United Utilities Group plc	6,785,336	65,860
Centrica plc	13,500,198	65,117
Kingfisher plc	13,837,000	62,523
Unilever plc	1,470,000	47,523
TESCO plc	9,286,300	46,610
Inchcape plc	7,724,221	46,076
G4S plc	10,000,000	45,885
^ Signet Jewelers Ltd.	950,513	44,449
Ultra Electronics
Holdings plc	1,580,000	42,312
Carnival plc	1,310,000	38,443
AZ Electronic
Materials SA	4,340,280	19,490
		3,325,710
United States (1.0%)
* Amazon.com Inc.	1,000,200	179,726
Total Common Stocks
(Cost $14,562,545)		16,974,779
Temporary Cash Investments (6.3%)[1]
Money Market Fund (6.1%)
[2,3] Vanguard Market
Liquidity Fund,
0.111%	1,078,724,330	1,078,724

	Face	Market
	Amount	Value•
	(%000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5] Fannie Mae Discount
Notes, 0.020%, 4/2/12	1,000	1,000
[4,5] Fannie Mae Discount
Notes, 0.040%, 4/24/12	5,000	4,999
[5,6] Federal Home Loan
Bank Discount Notes,
0.030%, 3/21/12	2,000	2,000
[4,5] Freddie Mac Discount
Notes, 0.050%, 4/4/12	10,000	9,999
[4,5] Freddie Mac Discount
Notes, 0.050%, 4/24/12	15,000	14,997
		32,995
Total Temporary Cash Investments
(Cost $1,111,722)		1,111,719
Total Investments (102.2%)
(Cost $15,674,267)		18,086,498
Other Assets and Liabilities (-2.2%)
Other Assets		171,573
Liabilities[3]		(567,561)
		(395,988)
Net Assets (100%)		17,690,510

17

International Growth Fund

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	17,507,014
Overdistributed Net Investment Income	(11,193)
Accumulated Net Realized Losses	(2,253,959)
Unrealized Appreciation (Depreciation)
Investment Securities	2,412,231
Futures Contracts	31,130
Forward Currency Contracts	3,471
Foreign Currencies	1,816
Net Assets	17,690,510

Investor Shares—Net Assets
Applicable to 564,872,713 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,531,684
Net Asset Value Per Share—
Investor Shares	$18.64

Admiral Shares—Net Assets
Applicable to 120,713,598 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,158,826
Net Asset Value Per Share—
Admiral Shares	$59.30

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $378,110,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.5% and 3.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $401,428,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $29,496,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

International Growth Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends[1]	117,386
Interest[2]	370
Security Lending	6,175
Total Income	123,931
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,869
Performance Adjustment	3,747
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,631
Management and Administrative—Admiral Shares	4,042
Marketing and Distribution—Investor Shares	1,283
Marketing and Distribution—Admiral Shares	736
Custodian Fees	1,351
Shareholders’ Reports—Investor Shares	52
Shareholders’ Reports—Admiral Shares	7
Trustees’ Fees and Expenses	20
Total Expenses	35,738
Expenses Paid Indirectly	(92)
Net Expenses	35,646
Net Investment Income	88,285
Realized Net Gain (Loss)
Investment Securities Sold	(78,904)
Futures Contracts	(15,290)
Foreign Currencies and Forward Currency Contracts	(19,856)
Realized Net Gain (Loss)	(114,050)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	660,234
Futures Contracts	57,526
Foreign Currencies and Forward Currency Contracts	(2,029)
Change in Unrealized Appreciation (Depreciation)	715,731
Net Increase (Decrease) in Net Assets Resulting from Operations	689,966

1 Dividends are net of foreign withholding taxes of $7,113,000.
2 Interest income from an affiliated company of the fund was $361,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	88,285	346,864
Realized Net Gain (Loss)	(114,050)	1,071,269
Change in Unrealized Appreciation (Depreciation)	715,731	686,943
Net Increase (Decrease) in Net Assets Resulting from Operations	689,966	2,105,076
Distributions
Net Investment Income
Investor Shares	(192,236)	(193,553)
Admiral Shares	(128,519)	(99,917)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(320,755)	(293,470)
Capital Share Transactions
Investor Shares	(517,630)	(1,004,967)
Admiral Shares	474,143	1,712,128
Net Increase (Decrease) from Capital Share Transactions	(43,487)	707,161
Total Increase (Decrease)	325,724	2,518,767
Net Assets
Beginning of Period	17,364,786	14,846,019
End of Period[1]	17,690,510	17,364,786

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,193,000) and $224,700,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Growth Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$18.27	$16.27	$15.73	$20.43	$26.13	$23.97
Investment Operations
Net Investment Income	.094	.351	.291	.398[1]	.473	.594
Net Realized and Unrealized Gain (Loss)
on Investments	.610	1.954	.535	(3.633)	(3.431)	4.132
Total from Investment Operations	.704	2.305	.826	(3.235)	(2.958)	4.726
Distributions
Dividends from Net Investment Income	(.334)	(.305)	(.286)	(.562)	(.528)	(.530)
Distributions from Realized Capital Gains	—	—	—	(.903)	(2.214)	(2.036)
Total Distributions	(.334)	(.305)	(.286)	(1.465)	(2.742)	(2.566)
Net Asset Value, End of Period	$18.64	$18.27	$16.27	$15.73	$20.43	$26.13

Total Return[2]	4.17%	14.10%	5.19%	-13.75%	-12.83%	20.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,532	$10,878	$10,493	$10,226	$11,969	$13,219
Ratio of Total Expenses to
Average Net Assets[3]	0.49%	0.47%	0.49%	0.53%	0.47%	0.51%
Ratio of Net Investment Income to
Average Net Assets	1.05%	1.85%	1.74%	2.84%[1]	2.07%	2.47%
Portfolio Turnover Rate	30%	43%	44%	51%	55%	41%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.061 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.03%, 0.03%, 0.03%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Growth Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$58.17	$51.81	$50.08	$65.09	$83.26	$76.36
Investment Operations
Net Investment Income	.338	1.192	1.009	1.340[1]	1.649	2.051
Net Realized and Unrealized Gain (Loss)
on Investments	1.936	6.209	1.708	(11.571)	(10.929)	13.159
Total from Investment Operations	2.274	7.401	2.717	(10.231)	(9.280)	15.210
Distributions
Dividends from Net Investment Income	(1.144)	(1.041)	(.987)	(1.909)	(1.845)	(1.832)
Distributions from Realized Capital Gains	—	—	—	(2.870)	(7.045)	(6.478)
Total Distributions	(1.144)	(1.041)	(.987)	(4.779)	(8.890)	(8.310)
Net Asset Value, End of Period	$59.30	$58.17	$51.81	$50.08	$65.09	$83.26

Total Return[2]	4.25%	14.21%	5.36%	-13.57%	-12.67%	21.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,159	$6,487	$4,353	$3,934	$4,845	$5,060
Ratio of Total Expenses to
Average Net Assets[3]	0.36%	0.34%	0.33%	0.34%	0.28%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.18%	1.98%	1.90%	3.03%[1]	2.26%	2.67%
Portfolio Turnover Rate	30%	43%	44%	51%	55%	41%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.194 and 0.48%, respectively, resulting from income accrued in connection with a spinoff in October 2008 by Reinet Investments SA of British American Tobacco plc.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.03%, 0.03%, 0.03%, 0.02%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Growth Fund

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under

23

International Growth Fund

the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index for periods prior to December 1, 2010, and the new benchmark, the MSCI All Country World Index ex USA, beginning

24

International Growth Fund

December 1, 2010. The benchmark change will be fully phased in by December 2013. The basic fee of M&G Investment Management Ltd. is subject to quarterly adjustments based on the fund’s performance for the preceding three years, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 29, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $3,747,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $2,574,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 29, 2012, these arrangements reduced the fund’s expenses by $92,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	2,037,414	—	—
Common Stocks—Other	709,372	14,227,993	—
Temporary Cash Investments	1,078,724	32,995	—
Futures Contracts—Liabilities[1]	(2,678)		—
Forward Currency Contracts—Assets	—	7,925	—
Forward Currency Contracts—Liabilities	—	(4,454)	—
Total	3,822,832	14,264,459	—
1 Represents variation margin on the last day of the reporting period.

25

International Growth Fund

F. At February 29, 2012, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	7,925	7,925
Liabilities	(2,678)	(4,454)	(7,132)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended February 29, 2012, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(15,290)	—	(15,290)
Forward Currency Contracts	—	(16,433)	(16,433)
Realized Net Gain (Loss) on Derivatives	(15,290)	(16,433)	(31,723)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	57,526	—	57,526
Forward Currency Contracts	—	(953)	(953)
Change in Unrealized Appreciation (Depreciation) on Derivatives	57,526	(953)	56,573

At February 29, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2012	4,979	167,176	12,290
FTSE 100 Index	March 2012	1,368	127,906	6,881
Topix Index	March 2012	1,007	103,699	10,654
S&P ASX 200 Index	March 2012	550	63,703	1,305

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

26

International Growth Fund

At February 29, 2012, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	3/21/12	EUR	114,974	USD	153,628	2,085
Brown Brothers Harriman & Co.	3/21/12	GBP	75,444	USD	120,352	2,528
Brown Brothers Harriman & Co.	3/13/12	JPY	7,512,332	USD	92,597	(4,454)
Brown Brothers Harriman & Co.	3/20/12	AUD	57,643	USD	61,981	3,312

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At February 29, 2012, the counterparty had deposited in a segregated account cash with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized net foreign currency losses of $3,423,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at February 29, 2012, had unrealized appreciation of $6,128,000, as of October 31, 2011, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $2,143,263,000 to offset future net capital gains of $267,649,000 through August 31, 2017, and $1,875,614,000 through August 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

27

International Growth Fund

At February 29, 2012, the cost of investment securities for tax purposes was $15,680,395,000. Net unrealized appreciation of investment securities for tax purposes was $2,406,103,000, consisting of unrealized gains of $3,586,363,000 on securities that had risen in value since their purchase and $1,180,260,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended February 29, 2012, the fund purchased $2,363,269,000 of investment securities and sold $2,723,743,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	866,793	51,177	2,372,818	124,655
Issued in Lieu of Cash Distributions	188,225	11,846	190,030	10,017
Redeemed[1]	(1,572,648)	(93,544)	(3,567,815)	(184,077)
Net Increase (Decrease)—Investor Shares	(517,630)	(30,521)	(1,004,967)	(49,405)
Admiral Shares
Issued	918,012	17,255	2,858,041	46,066
Issued in Lieu of Cash Distributions	119,571	2,366	92,553	1,534
Redeemed[1]	(563,440)	(10,431)	(1,238,466)	(20,096)
Net Increase (Decrease)—Admiral Shares	474,143	9,190	1,712,128	27,504
1 Net of redemption fees for fiscal 2012 and 2011 of $562,000 and $827,000, respectively (fund totals).

J. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended February 29, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	8/31/2011	2/29/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,041.70	$2.49
Admiral Shares	1,000.00	1,042.51	1.83
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.43	$2.46
Admiral Shares	1,000.00	1,023.07	1.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory agreements with Schroder Investment Management North America Inc. (Schroder Inc.), Baillie Gifford Overseas Ltd., and M&G Investment Management Limited, as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that the retention of the fund’s advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Schroder Investment Management North America. Schroders plc., the parent company of Schroder Investment Management, has existed for more than 200 years and has investment management experience dating back to 1926. Schroder employs a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists. The firm has advised the fund since its inception in 1981.

Baillie Gifford Overseas Ltd. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford employs a sound process, which builds a diversified portfolio of high-quality non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts. The firm has advised a portion of the International Growth Fund since 2003.

M&G Investment Management Limited. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. M&G employs a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. The advisor’s global equity team—composed of the portfolio managers, Greg Aldridge and Graham French, and other portfolio managers/analysts—conducts intensive fundamental analysis on companies, including regular company visits. The firm has advised a portion of the fund since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisors have carried out the fund’s investment strategy in a disciplined fashion, and the performance results have allowed the fund to remain competitive versus its benchmark and peer funds. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

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Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

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Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services), Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing),
Board. Principal Occupation(s) During the Past Five	and Delphi Automotive LLP (automotive components);
Years: Chairman of the Board of The Vanguard Group,	Senior Advisor at New Mountain Capital; Trustee of
Inc., and of each of the investment companies served	The Conference Board.
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/medical devices/consumer
Monroe Community College Foundation, and North	products); Director of Skytop Lodge Corporation
Carolina A&T University.	(hotels), the University Medical Center at Princeton,
the Robert Wood Johnson Foundation, and the Center
Rajiv L. Gupta	for Talent Innovation; Member of the Advisory Board
Born 1945. Trustee Since December 2001.[2]	of the Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)

F. Joseph Loughrey	Group since 2010; Assistant Controller of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group (2001–2010).
and Chief Operating Officer (retired 2009) and Vice
Chairman of the Board (2008–2009) of Cummins Inc.	Thomas J. Higgins
(industrial machinery); Director of SKF AB (industrial	Born 1957. Chief Financial Officer Since September
machinery), Hillenbrand, Inc. (specialized consumer	2008. Principal Occupation(s) During the Past Five
services), the Lumina Foundation for Education, and	Years: Principal of The Vanguard Group, Inc.; Chief
Oxfam America; Chairman of the Advisory Council	Financial Officer of each of the investment companies
for the College of Arts and Letters and Member	served by The Vanguard Group since 2008; Treasurer
of the Advisory Board to the Kellogg Institute for	of each of the investment companies served by The
International Studies at the University of Notre Dame.	Vanguard Group (1998–2008).

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School (retired 2011); Chief Investment	the investment companies served by The Vanguard
Officer and Managing Partner of HighVista Strategies	Group since 2008; Assistant Treasurer of each of the
LLC (private investment firm); Director of Rand	investment companies served by The Vanguard Group
Merchant Bank; Overseer of the Museum of Fine	(1988–2008).
Arts Boston.
Heidi Stam
Alfred M. Rankin, Jr.	Born 1956. Secretary Since July 2005. Principal
Born 1941. Trustee Since January 1993. Principal	Occupation(s) During the Past Five Years: Managing
Occupation(s) During the Past Five Years: Chairman,	Director of The Vanguard Group, Inc., since 2006;
President, and Chief Executive Officer of NACCO	General Counsel of The Vanguard Group since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Secretary of The Vanguard Group and of each of the
Director of Goodrich Corporation (industrial products/	investment companies served by The Vanguard Group
aircraft systems and services) and the National	since 2005; Director and Senior Vice President of
Association of Manufacturers; Chairman of the Board	Vanguard Marketing Corporation since 2005;
of the Federal Reserve Bank of Cleveland and of	Principal of The Vanguard Group (1997–2006).
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Vanguard Senior Management Team
Peter F. Volanakis
	Mortimer J. Buckley	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Kathleen C. Gubanich	James M. Norris
Occupation(s) During the Past Five Years: President	Paul A. Heller	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Martha G. King	George U. Sauter
Incorporated (communications equipment); Director of	Chris D. McIsaac
Corning Incorporated (2000-2010) and Dow Corning
(2001–2010); Director of SPX Corporation (multi-
industry manufacturing); Overseer of the Amos Tuck	Chairman Emeritus and Senior Advisor
School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper Inc. or
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You can review and copy information about your fund at
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© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q812 042012

Semiannual Report | February 29, 2012

Vanguard FTSE Social Index Fund

> Vanguard FTSE Social Index Fund returned a bit more than 12% for the six months ended February 29, 2012.

> The fund’s return tracked that of its target index and was in line with the average return for large-capitalization growth funds.

> Information technology and financial stocks contributed most to the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2012
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	12.31%
Institutional Shares	12.43
FTSE4Good US Select Index	12.47
Large-Cap Growth Funds Average	12.46
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
August 31, 2011 , Through February 29, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$7.31	$8.11	$0.089	$0.000
Institutional Shares	7.32	8.12	0.098	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended February 29, 2012, the FTSE Social Index Fund returned slightly more than 12%. This result was in line with that of its benchmark index, the FTSE4Good US Select Index, and roughly the same as the average return of large-capitalization growth funds. The fund lagged the broad U.S. market by about 1 percentage point.

The index provider’s social and environmental screening process leads to sector allocations that differ from those of the broad U.S. market. Because your fund seeks to track the performance of the index, it tends to be concentrated in certain sectors, and this can cause the fund to have greater volatility than the market overall.

For the period covered in this report, the fund’s large financial, information technology, and health care holdings boosted its performance, while its smaller exposure to energy and industrial stocks restrained results.

Notes of optimism
propelled stock prices higher
U.S. stocks produced a strong double-digit return of 13.18% over the period. That statement is true enough, but the headline figure obscures the volatility that has been perhaps the most prominent feature of the financial markets over the past six months and indeed the past few years. If the six-month period had started a month earlier, for example, the Dow Jones U.S. Total Stock Market Index would have

2

returned just 1.97%. A start date two months earlier would have put the six-month return at –5.18%.

In the six months through February, however, stock prices benefited from signs of acceleration in the U.S. economic expansion and hope that the European Union’s latest agreement on Greek debt would help to contain a threat that has menaced global markets for much of the past two years. European stocks rallied on the news about Greece, but international stocks still trailed their U.S. counterparts for the full six months.

Bonds’ strength
confounded expectations
Bonds produced solid returns, to the surprise of many long-time observers of the fixed income markets. At the start of the period, the yield of the 10-year U.S. Treasury note stood at 2.22%, suggesting that returns would be very modest by historical standards. Over the next six months, however, yields moved lower still, boosting bond prices, which move in the opposite direction. At the end of February, the yield of the 10-year T-note stood at 1.98%. As yields decline, obviously, the scope for continued declines—and price increases—diminishes. Municipal bonds performed even more strongly than the broad taxable market.

Market Barometer

			Total Returns
		Periods Ended February 29, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.31%	4.86%	1.77%
Russell 2000 Index (Small-caps)	12.40	-0.15	1.83
Dow Jones U.S. Total Stock Market Index	13.18	4.35	2.07
MSCI All Country World Index ex USA (International)	3.97	-6.10	-0.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.73%	8.37%	6.36%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.67	12.42	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.06	1.20

CPI
Consumer Price Index	0.49%	2.87%	2.27%

3

The returns for 3-month Treasury bills and other money market instruments remained near 0%, consistent with the Federal Reserve’s policy on interest rates.

Financials, technology, health care
made the strongest contributions
FTSE, the fund’s index provider, follows a socially conscious mandate that favors companies that work to protect the environment, have fair hiring and promotion practices for women and minorities, and maintain safe and healthy workplace policies. Because of this screening process, the index––and thus the fund––tends to be concentrated in just a few sectors, most recently, financials, information technology, and health care. All three sectors made significant contributions to the fund’s returns over the last six months.

Growth was notable across most of the technology spectrum as both corporations and consumers spent liberally. IT services firms, particularly those engaged in the electronic payments industry, and communication equipment corporations were among the sector’s stars. Internet, software, and computer companies also recorded double-digit returns, thanks to the popularity of smartphones and tablet computers and their peripheral products and services.

Financial stocks, which had been battered by the European debt crisis and regulatory concerns last summer, rebounded strongly. Well-managed companies that navigated the financial crisis and subsequent regulatory challenges emerged as standouts. Insurers benefited during

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Institutional	Peer Group
	Shares	Shares	Average
FTSE Social Index Fund	0.29%	0.16%	1.37%

The fund expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Growth Funds.

4

a period of relatively few claims, leading commercial banks made shrewd acquisitions, and top investment banks improved their balance sheets.

Although expiring patents, weak product pipelines, and product recalls hurt some of the giant pharmaceutical companies, the health care sector still made solid contributions to the fund’s return. Health care providers and service firms have improved their operating costs and economies of scale. Mergers and acquisitions and successful new drugs lifted biotechnology stocks.

The fund’s consumer discretionary, materials, and industrial holdings all recorded double-digit returns, although these sectors had lower average weightings in the index during the period than in the broader market. This was particularly noticeable in industrials, as well as in the energy sector, where the fund’s screening process filtered out top performers because of environmental concerns. Of the ten industry sectors, only energy and telecommunication services didn’t produce positive results.

A long-term investment plan
can guard against volatility
While stocks staged a noteworthy comeback over the recent fiscal period, it wasn’t long ago that some investors and stock market pundits questioned whether the turmoil of last summer might escalate into another global financial crisis and the second recession in four years. Of course, that stretch of severe market volatility was preceded by two years of mostly positive returns.

As always, Vanguard believes that instead of fretting over the market’s inevitable highs and lows, it’s more productive to focus on the long term. That means building a diversified and balanced portfolio that includes a mix of stocks, bonds, and cash reserves tailored to your unique goals, time horizon, and risk tolerance.

Recent Stock Market Volatility: Extraordinary or “Ordinary”?—a Vanguard research paper that can be found at vanguard.com/research—explains that investors with balanced, diversified portfolios have experienced lower levels of volatility than the headlines would suggest. Vanguard FTSE Social Index Fund can be a valuable component in such a portfolio, and is especially suited for the socially conscious investor who also pays attention to costs.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 12, 2012

5

FTSE Social Index Fund

Fund Profile
As of February 29, 2012

Share-Class Characteristics
	Investor		Institutional
	Shares		Shares
Ticker Symbol	VFTSX		VFTNX
Expense Ratio[1]	0.29%		0.16%
30-Day SEC Yield	1.59%		1.72%

Portfolio Characteristics
		FTSE	DJ
		4Good	U.S. Total
	US Select		Market
	Fund	Index	Index
Number of Stocks	344	343	3,733
Median Market Cap	$33.2B	$33.2B	$33.9B
Price/Earnings Ratio	16.4x	16.4x	16.5x
Price/Book Ratio	2.1x	2.1x	2.2x
Return on Equity	18.3%	18.3%	18.2%
Earnings Growth Rate	7.3%	7.3%	7.6%
Dividend Yield	1.9%	1.9%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	47%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		FTSE	DJ
		4Good	U.S. Total
	US Select		Market
	Fund	Index	Index
Consumer
Discretionary	9.9%	9.9%	11.9%
Consumer Staples	6.7	6.7	9.4
Energy	6.1	6.1	11.2
Financials	22.3	22.2	15.4
Health Care	22.9	22.9	11.4
Industrials	7.1	7.1	11.2
Information
Technology	19.2	19.3	19.4
Materials	4.3	4.3	4.1
Telecommunication
Services	0.3	0.3	2.5
Utilities	1.2	1.2	3.5

Volatility Measures
	FTSE	DJ
	4Good	U.S. Total
	US Select	Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	1.04
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Procter & Gamble Co.	Household
	Products	3.0%
Johnson & Johnson	Pharmaceuticals	2.9
Pfizer Inc.	Pharmaceuticals	2.6
Google Inc.	Internet Software &
	Services	2.4
JPMorgan Chase & Co.	Diversified Financial
	Services	2.4
Oracle Corp.	Systems Software	2.4
Merck & Co. Inc.	Pharmaceuticals	1.9
Schlumberger Ltd.	Oil & Gas
	Equipment &
	Services	1.7
QUALCOMM Inc.	Communications
	Equipment	1.6
Citigroup Inc.	Diversified Financial
	Services	1.5
Top Ten		22.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.29% for Investor Shares and 0.16% for Institutional Shares.

6

FTSE Social Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 2001, Through February 29, 2012

Spliced Social Index: Calvert Social Index though December 16, 2005; FTSE4Good US Select Index thereafter.
Note: For 2012, performance data reflect the six months ended February 29, 2012.

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/31/2000	-0.78%	-2.90%	0.84%
Institutional Shares	1/14/2003	-0.52	-2.75	3.50[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

7

FTSE Social Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (9.9%)
*	Amazon.com Inc.	30,419	5,466
	Ford Motor Co.	333,142	4,124
	Lowe’s Cos. Inc.	112,443	3,191
*	priceline.com Inc.	4,437	2,782
	NIKE Inc. Class B	25,250	2,725
	TJX Cos. Inc.	67,494	2,471
	Viacom Inc. Class B	44,846	2,136
	Johnson Controls Inc.	60,650	1,979
	Coach Inc.	25,812	1,932
	CBS Corp. Class B	54,745	1,637
*	General Motors Co.	55,931	1,455
	VF Corp.	9,831	1,436
*	Bed Bath & Beyond Inc.	21,903	1,308
	Limited Brands Inc.	26,836	1,249
	Omnicom Group Inc.	24,839	1,228
	McGraw-Hill Cos. Inc.	26,335	1,226
	Ross Stores Inc.	20,722	1,105
*	AutoZone Inc.	2,661	997
*	O’Reilly Automotive Inc.	11,415	987
	Harley-Davidson Inc.	21,175	986
	Ralph Lauren Corp. Class A	5,483	953
*	Dollar Tree Inc.	10,761	952
	Genuine Parts Co.	13,831	867
*	BorgWarner Inc.	9,741	807
	Gap Inc.	33,989	794
*	Sirius XM Radio Inc.	349,124	789
	Tiffany & Co.	11,465	745
	Garmin Ltd.	13,882	655
*	CarMax Inc.	20,063	616
	Family Dollar Stores Inc.	10,442	564
	PetSmart Inc.	10,063	561
	Autoliv Inc.	7,871	524
*	Apollo Group Inc. Class A	11,552	493
	Interpublic Group of Cos. Inc.	40,945	480
	Newell Rubbermaid Inc.	25,920	474
	H&R Block Inc.	27,107	442
	Hasbro Inc.	11,416	403

			Market
			Value
		Shares	($000)
	Foot Locker Inc.	13,677	399
*	Mohawk Industries Inc.	6,070	386
	Scripps Networks
	Interactive Inc. Class A	8,280	374
	Abercrombie & Fitch Co.	7,734	354
	Lennar Corp. Class A	13,740	321
*	AutoNation Inc.	9,333	318
	Gannett Co. Inc.	21,222	315
	Harman International
	Industries Inc.	6,211	305
	GameStop Corp. Class A	12,335	281
	Leggett & Platt Inc.	12,376	280
	Washington Post Co.
	Class B	433	171
			55,043
Consumer Staples (6.7%)
	Procter & Gamble Co.	245,627	16,585
	Colgate-Palmolive Co.	43,252	4,030
	Kimberly-Clark Corp.	35,147	2,562
	General Mills Inc.	57,298	2,195
	HJ Heinz Co.	28,585	1,507
	Kellogg Co.	24,116	1,263
	Estee Lauder Cos. Inc.
	Class A	20,828	1,219
	Sara Lee Corp.	52,044	1,054
	ConAgra Foods Inc.	36,978	971
	Coca-Cola Enterprises Inc.	27,754	802
	Clorox Co.	11,733	793
	Dr Pepper Snapple
	Group Inc.	19,290	734
	Campbell Soup Co.	21,349	711
	Avon Products Inc.	37,884	708
	McCormick & Co. Inc.	10,644	537
	Tyson Foods Inc. Class A	26,665	504
	Hormel Foods Corp.	17,708	504
*	Energizer Holdings Inc.	5,951	455
*	Smithfield Foods Inc.	14,529	340
			37,474

8

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
Energy (6.1%)
	Schlumberger Ltd.	120,625	9,362
	Occidental Petroleum Corp.	72,438	7,560
	Apache Corp.	34,179	3,689
	Devon Energy Corp.	36,127	2,648
	Baker Hughes Inc.	39,100	1,966
	Spectra Energy Corp.	58,242	1,828
	Williams Cos. Inc.	52,782	1,577
*	FMC Technologies Inc.	21,349	1,077
	Noble Corp.	22,681	911
	Peabody Energy Corp.	23,984	837
	Consol Energy Inc.	20,076	719
	EQT Corp.	13,230	701
*	Newfield Exploration Co.	11,851	427
*	Rowan Cos. Inc.	11,227	414
*	WPX Energy Inc.	17,460	317
			34,033
Financials (22.3%)
	JPMorgan Chase & Co.	339,579	13,325
	Citigroup Inc.	258,873	8,626
	Bank of America Corp.	901,256	7,183
	American Express Co.	103,872	5,494
	Goldman Sachs Group Inc.	43,991	5,065
	US Bancorp	171,185	5,033
	PNC Financial Services
	Group Inc.	46,998	2,797
	MetLife Inc.	70,705	2,726
	Prudential Financial Inc.	42,058	2,572
	Morgan Stanley	129,362	2,398
	Capital One Financial Corp.	45,926	2,324
	American Tower Corporation	35,537	2,224
	ACE Ltd.	30,038	2,154
	Travelers Cos. Inc.	36,937	2,141
	Aflac Inc.	42,157	1,992
	BlackRock Inc.	9,377	1,866
	State Street Corp.	44,032	1,859
	BB&T Corp.	62,156	1,818
	CME Group Inc.	5,949	1,722
	Franklin Resources Inc.	14,580	1,719
	Chubb Corp.	24,817	1,687
	Charles Schwab Corp.	113,554	1,576
	Public Storage	11,456	1,536
	Marsh & McLennan Cos. Inc.	48,581	1,516
	Equity Residential	26,202	1,491
	Discover Financial Services	49,209	1,477
	Annaly Capital
	Management Inc.	86,895	1,444
	Ventas Inc.	25,784	1,442
	HCP Inc.	36,402	1,438
	Allstate Corp.	45,051	1,416
	Loews Corp.	35,477	1,389
	T. Rowe Price Group Inc.	22,537	1,388
	ProLogis Inc.	41,126	1,384

			Market
			Value
		Shares	($000)
	Aon Corp.	29,057	1,360
	Progressive Corp.	55,655	1,192
*	American International
	Group Inc.	38,799	1,134
	Ameriprise Financial Inc.	20,319	1,133
	Fifth Third Bancorp	81,629	1,111
	SunTrust Banks Inc.	48,167	1,106
	Weyerhaeuser Co.	47,672	996
	Invesco Ltd.	40,097	993
	Northern Trust Corp.	21,634	961
	M&T Bank Corp.	11,157	911
*	IntercontinentalExchange Inc.	6,589	909
	Hartford Financial
	Services Group Inc.	39,504	818
	Moody’s Corp.	19,990	772
	Principal Financial Group Inc.	27,449	759
*	CIT Group Inc.	17,794	724
	SLM Corp.	45,176	712
	NYSE Euronext	23,083	687
	KeyCorp	84,492	684
	Lincoln National Corp.	26,815	666
	Regions Financial Corp.	111,652	643
	Macerich Co.	11,853	640
	Unum Group	25,989	599
	XL Group plc Class A	28,451	592
	Plum Creek Timber Co. Inc.	14,442	566
	Willis Group Holdings plc	15,345	551
*	CBRE Group Inc. Class A	28,917	530
	Comerica Inc.	17,823	529
	Cincinnati Financial Corp.	14,465	509
	New York Community
	Bancorp Inc.	38,650	503
	Torchmark Corp.	9,275	449
	Huntington Bancshares Inc.	76,776	449
	People’s United Financial Inc. 32,023		403
*	Genworth Financial Inc.
	Class A	43,391	394
	PartnerRe Ltd.	5,958	378
	Axis Capital Holdings Ltd.	11,446	353
	Assurant Inc.	8,186	348
	Liberty Property Trust	10,220	347
*	Markel Corp.	847	345
	Legg Mason Inc.	12,417	340
	Arthur J Gallagher & Co.	9,941	339
	White Mountains
	Insurance Group Ltd.	665	330
	RenaissanceRe Holdings Ltd.	4,558	328
	Hudson City Bancorp Inc.	46,792	320
	Zions Bancorporation	16,276	309
	Duke Realty Corp.	22,266	309
	Brown & Brown Inc.	12,576	297
	Old Republic
	International Corp.	22,962	249

9

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Erie Indemnity Co. Class A	3,176	242
	SEI Investments Co.	11,880	235
	City National Corp.	4,938	232
	Mercury General Corp.	2,376	102
			124,610
Health Care (22.9%)
	Johnson & Johnson	245,476	15,976
	Pfizer Inc.	686,947	14,495
	Merck & Co. Inc.	274,793	10,489
	Abbott Laboratories	137,955	7,810
	UnitedHealth Group Inc.	95,237	5,309
	Bristol-Myers Squibb Co.	151,327	4,868
	Amgen Inc.	70,910	4,818
	Eli Lilly & Co.	102,804	4,034
	Medtronic Inc.	94,518	3,603
*	Gilead Sciences Inc.	67,083	3,052
	Baxter International Inc.	50,356	2,927
*	Celgene Corp.	39,674	2,909
*	Biogen Idec Inc.	21,501	2,504
	Allergan Inc.	27,597	2,472
*	Medco Health Solutions Inc.	34,507	2,332
*	Express Scripts Inc.	43,616	2,326
	Covidien plc	43,114	2,253
	WellPoint Inc.	31,119	2,042
*	Thermo Fisher Scientific Inc.	33,848	1,916
	McKesson Corp.	22,109	1,846
*	Intuitive Surgical Inc.	3,502	1,792
	Aetna Inc.	32,278	1,509
	Becton Dickinson and Co.	19,273	1,469
*	Alexion Pharmaceuticals Inc.	16,614	1,391
	Stryker Corp.	25,682	1,378
*	Agilent Technologies Inc.	30,960	1,350
	Cardinal Health Inc.	30,797	1,280
	Humana Inc.	14,655	1,276
	St. Jude Medical Inc.	28,647	1,207
	Cigna Corp.	25,660	1,132
*	Zimmer Holdings Inc.	16,067	976
*	Mylan Inc.	37,899	888
	AmerisourceBergen Corp.
	Class A	23,456	876
	Perrigo Co.	8,321	858
*	Laboratory Corp. of
	America Holdings	9,166	824
*	Boston Scientific Corp.	131,763	820
	Quest Diagnostics Inc.	13,995	812
*	Forest Laboratories Inc.	24,079	783
*	Life Technologies Corp.	16,213	767
*	Edwards Lifesciences Corp.	10,157	743
	CR Bard Inc.	7,859	736
*	DaVita Inc.	8,475	734
*	Waters Corp.	8,071	723
*	Vertex Pharmaceuticals Inc.	18,510	720
*	Henry Schein Inc.	8,181	606
*	Illumina Inc.	11,056	567

			Market
			Value
		Shares	($000)
*	Watson Pharmaceuticals Inc.	9,422	550
*	Hospira Inc.	14,612	520
*	CareFusion Corp.	19,848	512
	DENTSPLY International Inc.	12,727	492
*	Coventry Health Care Inc.	12,777	418
	Omnicare Inc.	10,140	357
	Universal Health
	Services Inc. Class B	7,884	352
	Patterson Cos. Inc.	10,482	335
*	Human Genome
	Sciences Inc.	17,671	139
			127,873
Industrials (7.1%)
	Caterpillar Inc.	57,645	6,584
	United Parcel Service Inc.
	Class B	64,766	4,980
	Deere & Co.	37,022	3,070
	FedEx Corp.	28,178	2,536
	Norfolk Southern Corp.	34,932	2,407
	Illinois Tool Works Inc.	43,180	2,405
	Cummins Inc.	17,254	2,080
	CSX Corp.	93,993	1,975
	PACCAR Inc.	31,928	1,469
	Waste Management Inc.	41,246	1,443
	WW Grainger Inc.	6,181	1,284
	Stanley Black & Decker Inc.	14,954	1,148
	Ingersoll-Rand plc	27,768	1,107
	Rockwell Automation Inc.	12,751	1,020
	Cooper Industries plc	14,063	861
	Pall Corp.	10,280	652
	Iron Mountain Inc.	16,490	512
	Equifax Inc.	10,758	452
	JB Hunt Transport
	Services Inc.	7,771	398
	Masco Corp.	32,022	380
	Dun & Bradstreet Corp.	4,429	366
	Robert Half International Inc.	12,658	360
	Pentair Inc.	8,973	345
	Pitney Bowes Inc.	17,739	322
	Manpower Inc.	7,210	311
	Avery Dennison Corp.	9,507	290
*	Fortune Brands Home &
	Security Inc.	13,713	265
	Ryder System Inc.	4,549	242
	RR Donnelley & Sons Co.	16,705	231
	ITT Corp.	8,170	204
			39,699
Information Technology (19.2%)
*	Google Inc. Class A	21,644	13,381
	Oracle Corp.	452,686	13,250
	QUALCOMM Inc.	143,354	8,914
	Visa Inc. Class A	46,823	5,449
*	EMC Corp.	184,124	5,098
	Mastercard Inc. Class A	10,794	4,534

10

FTSE Social Index Fund

			Market
			Value
		Shares	($000)
	Hewlett-Packard Co.	177,439	4,491
*	eBay Inc.	115,040	4,112
	Accenture plc Class A	57,209	3,406
	Texas Instruments Inc.	102,038	3,403
	Automatic Data
	Processing Inc.	43,689	2,373
*	Cognizant Technology
	Solutions Corp. Class A	27,120	1,924
	Corning Inc.	140,542	1,833
*	Yahoo! Inc.	111,124	1,648
	Broadcom Corp. Class A	43,169	1,604
	Intuit Inc.	27,022	1,563
*	Adobe Systems Inc.	44,241	1,455
	Applied Materials Inc.	118,234	1,447
*	Salesforce.com Inc.	9,040	1,294
*	Citrix Systems Inc.	16,832	1,258
*	Symantec Corp.	66,131	1,180
	Altera Corp.	29,046	1,117
*	Check Point Software
	Technologies Ltd.	18,663	1,085
*	Juniper Networks Inc.	47,208	1,074
*	SanDisk Corp.	21,267	1,052
*	Motorola Mobility
	Holdings Inc.	26,413	1,049
	Xerox Corp.	124,579	1,025
*	Teradata Corp.	15,147	1,008
	Western Union Co.	55,592	971
	CA Inc.	33,229	898
*	F5 Networks Inc.	7,071	884
	Xilinx Inc.	23,562	870
*	Fiserv Inc.	12,722	843
*	NVIDIA Corp.	54,306	823
	Avago Technologies Ltd.	21,814	820
*	Western Digital Corp.	20,607	809
*	VMware Inc. Class A	8,159	807
*	Autodesk Inc.	20,495	776
*	Micron Technology Inc.	87,800	751
*	Red Hat Inc.	12,873	637
*	Akamai Technologies Inc.	15,904	573
*	BMC Software Inc.	15,120	566
*	Alliance Data Systems Corp.	4,445	539
	VeriSign Inc.	14,125	522
*	Electronic Arts Inc.	29,340	479
*	Avnet Inc.	13,127	469
*	Lam Research Corp.	10,612	443
*	LSI Corp.	50,045	430
*	Arrow Electronics Inc.	9,903	398
	Total System Services Inc.	17,845	390
*	Synopsys Inc.	12,813	390
*	Rovi Corp.	9,897	351
*	NCR Corp.	14,108	306
	Broadridge Financial
	Solutions Inc.	10,900	265

			Market
			Value
		Shares	($000)
	DST Systems Inc.	3,905	207
	Molex Inc.	6,375	173
	Molex Inc. Class A	7,129	160
			107,577
Materials (4.3%)
	EI du Pont
	de Nemours & Co.	82,908	4,216
	Dow Chemical Co.	104,967	3,517
	Praxair Inc.	26,788	2,920
	Air Products &
	Chemicals Inc.	19,048	1,719
	Ecolab Inc.	26,960	1,618
	Mosaic Co.	24,740	1,429
	International Paper Co.	39,235	1,379
	Sherwin-Williams Co.	9,230	952
	Cliffs Natural Resources Inc.	12,721	808
	Sigma-Aldrich Corp.	10,858	779
	Southern Copper Corp.	22,682	729
	Ball Corp.	14,520	582
	Vulcan Materials Co.	11,427	509
	MeadWestvaco Corp.	15,183	460
	Ashland Inc.	6,940	441
	Airgas Inc.	5,046	415
	International Flavors &
	Fragrances Inc.	7,124	406
*	Owens-Illinois Inc.	14,674	351
	Sealed Air Corp.	17,050	335
	Bemis Co. Inc.	9,199	289
			23,854
Telecommunication Services (0.3%)
*	Sprint Nextel Corp.	265,894	657
	Windstream Corp.	51,293	620
	Frontier
	Communications Corp.	88,023	404
*	Telephone & Data
	Systems Inc.	9,084	229
			1,910
Utilities (1.2%)
	Consolidated Edison Inc.	26,043	1,513
	CenterPoint Energy Inc.	37,450	730
	Wisconsin Energy Corp.	20,571	701
	NiSource Inc.	24,914	598
	Northeast Utilities	15,735	565
*	Calpine Corp.	32,545	498
	NSTAR	9,214	432
	Alliant Energy Corp.	9,813	419
	Pepco Holdings Inc.	20,026	389
	MDU Resources Group Inc.	16,701	363
	TECO Energy Inc.	19,074	342
	Questar Corp.	15,718	302
			6,852
Total Common Stocks
(Cost $511,939)			558,925

11

FTSE Social Index Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.111%
(Cost $224)	224,471	224
Total Investments (100.0%)
(Cost $512,163)		559,149
Other Assets and Liabilities (0.0%)
Other Assets		1,464
Liabilities		(1,435)
		29
Net Assets (100%)		559,178

At February 29, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		565,090
Undistributed Net Investment Income		84
Accumulated Net Realized Losses		(52,982)
Unrealized Appreciation (Depreciation)		46,986
Net Assets		559,178

Amount
($000)
Investor Shares—Net Assets
Applicable to 46,236,117 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	375,042
Net Asset Value Per Share—
Investor Shares	$8.11

Institutional Shares—Net Assets
Applicable to 22,690,113 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	184,136
Net Asset Value Per Share—
Institutional Shares	$8.12

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

FTSE Social Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	3,926
Security Lending	6
Total Income	3,932
Expenses
The Vanguard Group—Note B
Investment Advisory Services	39
Management and Administrative—Investor Shares	418
Management and Administrative—Institutional Shares	89
Marketing and Distribution—Investor Shares	45
Marketing and Distribution—Institutional Shares	23
Custodian Fees	10
Shareholders’ Reports—Investor Shares	8
Shareholders’ Reports—Institutional Shares	3
Total Expenses	635
Net Investment Income	3,297
Realized Net Gain (Loss) on Investment Securities Sold	58,762
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(721)
Net Increase (Decrease) in Net Assets Resulting from Operations	61,338

See accompanying Notes, which are an integral part of the Financial Statements.

13

FTSE Social Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,297	5,996
Realized Net Gain (Loss)	58,762	14,856
Change in Unrealized Appreciation (Depreciation)	(721)	55,872
Net Increase (Decrease) in Net Assets Resulting from Operations	61,338	76,724
Distributions
Net Investment Income
Investor Shares	(4,161)	(2,900)
Institutional Shares	(2,083)	(1,420)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(6,244)	(4,320)
Capital Share Transactions
Investor Shares	(6,764)	(12,802)
Institutional Shares	11,124	6,841
Net Increase (Decrease) from Capital Share Transactions	4,360	(5,961)
Total Increase (Decrease)	59,454	66,443
Net Assets
Beginning of Period	499,724	433,281
End of Period[1]	559,178	499,724
1 Net Assets—End of Period includes undistributed net investment income of $84,000 and $3,031,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

FTSE Social Index Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.31	$6.27	$6.20	$7.76	$9.30	$8.51
Investment Operations
Net Investment Income	.047	.084	.061	.080	.125	.130
Net Realized and Unrealized Gain (Loss)
on Investments	.842	1.016	.077	(1.522)	(1.525)	.780
Total from Investment Operations	.889	1.100	.138	(1.442)	(1.400)	.910
Distributions
Dividends from Net Investment Income	(.089)	(.060)	(.068)	(.118)	(.140)	(.120)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.089)	(.060)	(.068)	(.118)	(.140)	(.120)
Net Asset Value, End of Period	$8.11	$7.31	$6.27	$6.20	$7.76	$9.30

Total Return[1]	12.31%	17.52%	2.18%	-18.11%	-15.26%	10.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$375	$344	$306	$304	$395	$540
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.29%	0.29%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.25%	1.10%	0.91%	1.50%	1.48%	1.48%
Portfolio Turnover Rate	47%	11%	35%	30%	41%	20%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

15

FTSE Social Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$7.32	$6.27	$6.20	$7.77	$9.32	$8.52
Investment Operations
Net Investment Income	.052	.095	.070	.087	.137	.152
Net Realized and Unrealized Gain (Loss)
on Investments	.846	1.025	.075	(1.528)	(1.535)	.780
Total from Investment Operations	.898	1.120	.145	(1.441)	(1.398)	.932
Distributions
Dividends from Net Investment Income	(.098)	(.070)	(.075)	(.129)	(.152)	(.132)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.098)	(.070)	(.075)	(.129)	(.152)	(.132)
Net Asset Value, End of Period	$8.12	$7.32	$6.27	$6.20	$7.77	$9.32

Total Return	12.43%	17.84%	2.29%	-18.03%	-15.22%	10.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$184	$155	$128	$104	$139	$111
Ratio of Total Expenses to
Average Net Assets	0.16%	0.16%	0.16%	0.16%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.23%	1.04%	1.63%	1.61%	1.61%
Portfolio Turnover Rate	47%	11%	35%	30%	41%	20%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

FTSE Social Index Fund

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $83,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

17

FTSE Social Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital losses totaling $111,719,000 to offset future net capital gains of $79,000 through August 31, 2012, $985,000 through August 31, 2013, $367,000 through August 31, 2014, $2,136,000 through August 31, 2016, $22,335,000 through August 31, 2017, $64,929,000 through August 31, 2018, and $20,888,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $512,163,000. Net unrealized appreciation of investment securities for tax purposes was $46,986,000, consisting of unrealized gains of $88,608,000 on securities that had risen in value since their purchase and $41,622,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $230,862,000 of investment securities and sold $229,191,000 of investment securities, other than temporary cash investments.

18

FTSE Social Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	21,740	2,897	68,477	9,029
Issued in Lieu of Cash Distributions	3,880	537	2,715	363
Redeemed	(32,384)	(4,311)	(83,994)	(11,067)
Net Increase (Decrease)—Investor Shares	(6,764)	(877)	(12,802)	(1,675)
Institutional Shares
Issued	17,258	2,292	35,819	4,671
Issued in Lieu of Cash Distributions	1,436	199	957	128
Redeemed	(7,570)	(1,017)	(29,935)	(3,920)
Net Increase (Decrease)—Institutional Shares	11,124	1,474	6,841	879

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended February 29, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	8/31/2011	2/29/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,123.10	$1.53
Institutional Shares	1,000.00	1,124.33	0.85
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.42	$1.46
Institutional Shares	1,000.00	1,024.07	0.81

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.16% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

22

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services), Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing),
Board. Principal Occupation(s) During the Past Five	and Delphi Automotive LLP (automotive components);
Years: Chairman of the Board of The Vanguard Group,	Senior Advisor at New Mountain Capital; Trustee of
Inc., and of each of the investment companies served	The Conference Board.
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/medical devices/consumer
Monroe Community College Foundation, and North	products); Director of Skytop Lodge Corporation
Carolina A&T University.	(hotels), the University Medical Center at Princeton,
the Robert Wood Johnson Foundation, and the Center
Rajiv L. Gupta	for Talent Innovation; Member of the Advisory Board
Born 1945. Trustee Since December 2001.[2]	of the Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)

F. Joseph Loughrey	Group since 2010; Assistant Controller of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group (2001–2010).
and Chief Operating Officer (retired 2009) and Vice
Chairman of the Board (2008–2009) of Cummins Inc.	Thomas J. Higgins
(industrial machinery); Director of SKF AB (industrial	Born 1957. Chief Financial Officer Since September
machinery), Hillenbrand, Inc. (specialized consumer	2008. Principal Occupation(s) During the Past Five
services), the Lumina Foundation for Education, and	Years: Principal of The Vanguard Group, Inc.; Chief
Oxfam America; Chairman of the Advisory Council	Financial Officer of each of the investment companies
for the College of Arts and Letters and Member	served by The Vanguard Group since 2008; Treasurer
of the Advisory Board to the Kellogg Institute for	of each of the investment companies served by The
International Studies at the University of Notre Dame.	Vanguard Group (1998–2008).

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School (retired 2011); Chief Investment	the investment companies served by The Vanguard
Officer and Managing Partner of HighVista Strategies	Group since 2008; Assistant Treasurer of each of the
LLC (private investment firm); Director of Rand	investment companies served by The Vanguard Group
Merchant Bank; Overseer of the Museum of Fine	(1988–2008).
Arts Boston.
Heidi Stam
Alfred M. Rankin, Jr.	Born 1956. Secretary Since July 2005. Principal
Born 1941. Trustee Since January 1993. Principal	Occupation(s) During the Past Five Years: Managing
Occupation(s) During the Past Five Years: Chairman,	Director of The Vanguard Group, Inc., since 2006;
President, and Chief Executive Officer of NACCO	General Counsel of The Vanguard Group since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Secretary of The Vanguard Group and of each of the
Director of Goodrich Corporation (industrial products/	investment companies served by The Vanguard Group
aircraft systems and services) and the National	since 2005; Director and Senior Vice President of
Association of Manufacturers; Chairman of the Board	Vanguard Marketing Corporation since 2005;
of the Federal Reserve Bank of Cleveland and of	Principal of The Vanguard Group (1997–2006).
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Vanguard Senior Management Team
Peter F. Volanakis	Mortimer J. Buckley	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Kathleen C. Gubanich	James M. Norris
Occupation(s) During the Past Five Years: President	Paul A. Heller	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Martha G. King	George U. Sauter
Incorporated (communications equipment); Director of	Chris D. McIsaac
Corning Incorporated (2000-2010) and Dow Corning
(2001–2010); Director of SPX Corporation (multi-
industry manufacturing); Overseer of the Amos Tuck	Chairman Emeritus and Senior Advisor
School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Institutional Investor Services > 800-523-1036	International Limited under license. The FTSE4Good US
Text Telephone for People	Select Index is calculated by FTSE International
With Hearing Impairment > 800-749-7273	Limited. FTSE International Limited does not sponsor,
endorse, or promote the fund; is not in any way
This material may be used in conjunction	connected to it; and does not accept any liability in
with the offering of shares of any Vanguard	relation to its issue, operation, and trading.
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2132 042012

Semiannual Report | February 29, 2012

Vanguard U.S. Sector Index Funds

Vanguard Consumer Discretionary Index Fund	Vanguard Industrials Index Fund
Vanguard Consumer Staples Index Fund	Vanguard Information Technology Index Fund
Vanguard Energy Index Fund	Vanguard Materials Index Fund
Vanguard Financials Index Fund	Vanguard Telecommunication Services Index Fund
Vanguard Health Care Index Fund	Vanguard Utilities Index Fund

  Despite significant interim declines, the broad U.S. stock market finished the six-month period ended February 29, 2012, with a return of about 13%.
  All ten of the Vanguard U.S. Sector Index Funds posted positive results for the half-year, with returns ranging from about 2% to more than 20%.
  The information technology, consumer discretionary, and industrial sectors posted the strongest gains.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	5
Consumer Staples Index Fund	15
Energy Index Fund	24
Financials Index Fund	34
Health Care Index Fund	45
Industrials Index Fund	55
Information Technology Index Fund	65
Materials Index Fund	75
Telecommunication Services Index Fund	84
Utilities Index Fund	92
About Your Fund’s Expenses	100
Glossary	102

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns
Six Months Ended February 29, 2012

Admiral™ Shares[1] and ETF Shares[2]

	Ticker	Total
	Symbol	Returns
Vanguard Consumer
Discretionary Index Fund	VCDAX	16.52%
Vanguard Consumer
Discretionary ETF	VCR
Market Price		16.59
Net Asset Value		16.53
MSCI US IMI/Consumer
Discretionary 25/50		16.64

Vanguard Consumer Staples
Index Fund	VCSAX	8.43%
Vanguard Consumer Staples ETF	VDC
Market Price		8.48
Net Asset Value		8.42
MSCI US IMI/Consumer
Staples 25/50		8.52

Vanguard Energy Index Fund	VENAX	10.36%
Vanguard Energy ETF	VDE
Market Price		10.46%
Net Asset Value		10.35
MSCI US IMI/Energy 25/50		10.42

Vanguard Financials Index Fund	VFAIX	11.17%
Vanguard Financials ETF	VFH
Market Price		11.25%
Net Asset Value		11.18
MSCI US IMI/Financials 25/50		11.27

Vanguard Health Care Index Fund	VHCIX	10.69%
Vanguard Health Care ETF	VHT
Market Price		10.73%
Net Asset Value		10.70
MSCI US IMI/Health Care 25/50		10.79

Vanguard Industrials Index Fund	VINAX	16.38%
Vanguard Industrials ETF	VIS
Market Price		16.40%
Net Asset Value		16.39
MSCI US IMI/Industrials 25/50		16.50

	Ticker	Total
	Symbol	Returns
Vanguard Information
Technology Index Fund	VITAX	20.61%
Vanguard Information
Technology ETF	VGT
Market Price		20.67
Net Asset Value		20.62
MSCI US IMI/Information
Technology 25/50		20.71

Vanguard Materials Index Fund	VMIAX	7.71%
Vanguard Materials ETF	VAW
Market Price		7.66
Net Asset Value		7.68
MSCI US IMI/Materials 25/50		7.80

Vanguard Telecommunication
Services Index Fund	VTCAX	1.87%
Vanguard Telecommunication
Services ETF	VOX
Market Price		1.96
Net Asset Value		1.86
MSCI US IMI/Telecommunication
Services 25/50		1.98

Vanguard Utilities Index Fund	VUIAX	4.79%
Vanguard Utilities ETF	VPU
Market Price		4.83
Net Asset Value		4.80
MSCI US IMI/Utilities 25/50		4.91

MSCI US IMI/2500		13.34

1 Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.
2 The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares’ market price was above or below the NAV.
Note: MSCI US IMI/2500 is the Morgan Stanley Capital International® US Investable Market 2500 Index.

Chairman’s Letter

The six-month period ended February 29, 2012, took investors on a bumpy ride. A surge in anxiety in September was followed by a plan to deal with Greece’s debt crisis and better vital signs for the U.S. economy. In the end, all ten of the Vanguard U.S. Sector Index Funds posted positive returns for the period, ranging from around 2% to more than 20%.

Sectors that tend to be affected most by the cyclical ups and downs of the economy generally performed the best, with information technology, consumer discretionary, and industrials each gaining more than 15%. Returns from more defensive sectors such as consumer staples and utilities were in the single digits.

Notes of optimism
propelled stock prices higher
U.S. stocks produced a strong double- digit return of 13.18% over the period. That statement is true enough, but the headline figure obscures the volatility that has been perhaps the most prominent feature of the financial markets over the past six months and indeed the past few years. If the six-month period had started a month earlier, for example, the Dow Jones U.S. Total Stock Market Index would have returned just 1.97%. A start date two months earlier would have put the six-month return at –5.18%.

In the six months through February, however, stock prices benefited from signs of acceleration in the U.S. economic expansion and hope that the European Union’s latest agreement on Greek debt would help to contain a threat that has menaced global markets for much of the past two years. European stocks rallied on the news about Greece, but international stocks still trailed their U.S. counterparts for the full six months.

Bonds’ strength
confounded expectations
Bonds produced solid returns, to the surprise of many long-time observers of the fixed income markets. At the start of the period, the yield of the 10-year U.S. Treasury note stood at 2.22%, suggesting that returns would be very modest by historical standards. Over the next six months, however, yields moved lower still, boosting bond prices, which move in the opposite direction. At the end of February, the yield of the 10-year T-note stood at 1.98%. As yields decline, obviously, the scope for continued declines—and price increases—diminishes. Municipal bonds performed even more strongly than the broad taxable market.

Market Barometer
			Total Returns
		Periods Ended February 29, 2012
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	13.31%	4.86%	1.77%
Russell 2000 Index (Small-caps)	12.40	–0.15	1.83
Dow Jones U.S. Total Stock Market Index	13.18	4.35	2.07
MSCI All Country World Index ex USA (International)	3.97	–6.10	–0.75

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.73%	8.37%	6.36%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	5.67	12.42	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.06	1.20

CPI
Consumer Price Index	0.49%	2.87%	2.27%
1 Annualized.

The returns for 3-month Treasury bills and other money market instruments remained near 0%, consistent with the Federal Reserve’s policy on interest rates.

Cyclical sectors
swing back into favor
The broad U.S. stock market recovered from a drop of more than 7% in September to finish the fiscal half-year up more than 13%. While all ten market sectors ended the period in positive territory, three more cyclical sectors (information technology, consumer discretionary, and industrials) led the rebound.

Cyclical stocks, which tend to be more sensitive to periods of economic growth and contraction, generally benefited from signs that the economy was gaining traction, including a drop in unemployment, an upturn in consumer confidence, and sustained business spending. The information technology sector, for example, returned more than 20% for the period; within the sector, the computer and peripherals segment surged about 33% on strong demand for smartphones, tablet computers, and data storage. The consumer discretionary sector returned more than 16%, with media companies, home improvement stores, and apparel retailers performing even better than that. Stocks of machinery manufacturers, industrial conglomerates, and aerospace and defense companies lifted the return for the industrial sector to better than 16% as well.

The financial sector, after falling more than 10% in September, was buoyed by an announcement in October that the European Central Bank would provide liquidity to European banks through long-term refinancing operations. Financials returned more than 11% for the period, with large commercial banks and insurance companies leading the way.

Concerns about the impact of reforms continued to weigh on the health care sector. While biotechnology stocks rose around 20%, the sector as a whole returned a little less than 11%.

In energy, simmering geopolitical tensions helped keep the price of crude oil above $100 per barrel for most of the six-month period; this boosted integrated oil and gas stocks, which returned more than 16%. A sharp rise in some natural gas storage and transportation stocks helped offset a fall in coal stocks, which were hurt by the expectation of weaker demand from emerging markets. These contrasting trends resulted in a return of about 10% for the energy sector over the six-month period.

More defensive sectors, such as utilities, consumer staples, and telecommunication services, which tend to benefit less from an improving economic outlook, produced single-digit returns. This was also true of materials, which experienced weaker demand from emerging markets, China in particular.

Diversification: A proven strategy
through thick and thin
You don’t have to look very far back to see how quickly the returns from market sectors can change. Information technology may have been the best- performing sector over the past six months, but it fell about 10% in the previous six-month period when investors were seeking to avoid risk and U.S. economic growth prospects were more muted. And two of the laggards this time around, utilities and consumer staples, produced positive returns in the prior six-month period, in part because of their tendency to deliver relatively steady earnings regardless of which phase of the economic cycle we are in.

The unpredictable nature of the markets is why we encourage investors to maintain a portfolio that is diversified across asset classes, and within them as well. By not putting all your eggs in one basket, you can soften the impact of a sector that performs poorly. And the flip side is true as well: Broad diversification can help to ensure that you’re not left standing on the sidelines when a sector rallies.

The complete palette of U.S. Sector Index Funds is available to investors wishing to further diversify their portfolios, and each of the funds benefits from Vanguard’s expertise in index fund management and at-cost investing.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 16, 2012

A note on expense ratios
The Fund Profiles that follow this letter display fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. The figures for the Financials Index Fund also include “acquired fund fees and expenses,”
which result from the fund’s holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratio entry in the Fund Profile reports the fund’s actual expenses for the period, a more relevant tally of operating costs incurred by shareholders.

Your Fund’s Performance at a Glance
August 31, 2011–February 29, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$31.22	$35.88	$0.439	$0.000
ETF Shares	60.29	69.29	0.853	0.000
Consumer Staples Index Fund
Admiral Shares	$38.94	$41.25	$0.934	$0.000
ETF Shares	78.96	83.66	1.894	0.000
Energy Index Fund
Admiral Shares	$50.17	$54.47	$0.811	$0.000
ETF Shares	100.41	109.03	1.618	0.000
Financials Index Fund
Admiral Shares	$14.16	$15.52	$0.188	$0.000
ETF Shares	28.25	30.97	0.373	0.000
Health Care Index Fund
Admiral Shares	$29.81	$32.43	$0.527	$0.000
ETF Shares	59.58	64.83	1.049	0.000
Industrials Index Fund
Admiral Shares	$30.89	$35.25	$0.627	$0.000
ETF Shares	60.12	68.62	1.217	0.000
Information Technology Index Fund
Admiral Shares	$30.30	$36.26	$0.247	$0.000
ETF Shares	59.17	70.80	0.485	0.000
Materials Index Fund
Admiral Shares	$39.53	$41.67	$0.804	$0.000
ETF Shares	77.59	81.78	1.576	0.000
Telecommunication Services Index Fund
Admiral Shares	$33.18	$32.73	$1.017	$0.000
ETF Shares	65.11	64.22	2.009	0.000
Utilities Index Fund
Admiral Shares	$36.40	$37.43	$0.689	$0.000
ETF Shares	72.52	74.60	1.373	0.000

Consumer Discretionary Index Fund

Fund Profile
As of February 29, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	369	368	2,485
Median Market Cap	$22.1B	$22.1B	$34.8B
Price/Earnings Ratio	18.3x	18.3x	16.4x
Price/Book Ratio	3.1x	3.1x	2.3x
Yield[3]		1.4%	2.0%
Admiral Shares	1.3%
ETF Shares	1.3%
Return on Equity	18.2%	18.2%	18.2%
Earnings Growth Rate	11.1%	11.1%	7.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	7%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.1%	—	—

Volatility Measures[6]
	Fund Versus		Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared		1.00	0.87
Beta		1.00	1.18

Subindustry Diversification
(% of equity exposure)

Advertising	1.3%
Apparel Retail	5.8
Apparel, Accessories & Luxury Goods	4.7
Auto Parts & Equipment	3.5
Automobile Manufacturers	3.8
Automotive Retail	2.3
Broadcasting	3.1
Cable & Satellite	10.1
Casinos & Gaming	2.8
Department Stores	2.8
Footwear	2.6
General Merchandise Stores	3.5
Home Improvement Retail	6.2
Homebuilding	1.2
Homefurnishing Retail	1.3
Hotels, Resorts & Cruise Lines	2.9
Internet Retail	6.2
Leisure Products	1.4
Movies & Entertainment	10.4
Publishing	1.5
Restaurants	12.2
Specialized Consumer Services	1.1
Specialty Stores	3.1
Other Consumer Discretionary	6.2

Ten Largest Holdings[8] (% of total net assets)

McDonald’s Corp.	5.7%
Comcast Corp.	4.5
Home Depot Inc.	4.1
Walt Disney Co.	4.0
Amazon.com Inc.	3.7
Ford Motor Co.	2.5
News Corp.	2.4
NIKE Inc. Class B	2.1
Time Warner Inc.	2.1
Starbucks Corp.	2.0
Top Ten	33.1%

1 MSCI US IMI/Consumer Discretionary 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.19% for Admiral Shares and 0.18% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		3.70%	1.69%	3.81%
Net Asset Value		3.71	1.71	3.81
Admiral Shares[3]	7/14/2005	3.69	1.68	3.15

1 Six months ended February 29, 2012.
2 Spliced US IMI/Consumer Discretionary 25/50: MSCI US IMI/Consumer Discretionary through February 26, 2010; MSCI US IMI/Consumer Discretionary 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Auto Components (3.7%)
	Johnson Controls Inc.	165,520	5,401
*	BorgWarner Inc.	26,692	2,211
	Autoliv Inc.	21,719	1,447
*	TRW Automotive
	Holdings Corp.	25,587	1,170
	Lear Corp.	24,854	1,124
	Gentex Corp.	34,904	825
*	Goodyear Tire & Rubber Co.	59,446	764
*	Visteon Corp.	11,904	639
*	Dana Holding Corp.	35,798	573
*	Tenneco Inc.	14,669	565
	Cooper Tire & Rubber Co.	14,349	238
*	American Axle &
	Manufacturing Holdings Inc.	16,328	186
*	Dorman Products Inc.	3,074	140
*	Drew Industries Inc.	4,801	132
*	Fuel Systems Solutions Inc.	4,159	108
	Superior Industries
	International Inc.	5,696	103
*	Federal-Mogul Corp.	5,887	101
	Standard Motor Products Inc.	4,319	98
*	Modine Manufacturing Co.	9,421	86
*	Amerigon Inc.	5,114	75
*	Stoneridge Inc.	5,875	57
*	Exide Technologies	15,678	47
*	Tower International Inc.	1,597	20
			16,110
Automobiles (4.4%)
	Ford Motor Co.	861,865	10,670
*	General Motors Co.	190,309	4,952
	Harley-Davidson Inc.	56,676	2,640
^,*	Tesla Motors Inc.	12,687	424
	Thor Industries Inc.	10,667	347
*	Winnebago Industries Inc.	6,904	62
			19,095
Distributors (0.9%)
	Genuine Parts Co.	37,867	2,373
*	LKQ Corp.	33,875	1,079
	Pool Corp.	11,613	423
	Core-Mark Holding Co. Inc.	2,223	89
	Weyco Group Inc.	1,710	40
			4,004
Diversified Consumer Services (1.9%)
*	Apollo Group Inc. Class A	28,486	1,215
	H&R Block Inc.	74,385	1,212
	Sotheby’s	16,435	647
	Service Corp. International	55,465	629
	Weight Watchers
	International Inc.	8,055	628
	DeVry Inc.	14,729	523
*	Coinstar Inc.	7,113	414
	Hillenbrand Inc.	15,124	347
*	ITT Educational Services Inc.	4,875	335
	Strayer Education Inc.	2,921	301
	Regis Corp.	14,041	243

			Market
			Value•
		Shares	($000)
	Matthews International Corp.
	Class A	6,957	216
*	Steiner Leisure Ltd.	3,461	173
*	American Public
	Education Inc.	4,296	168
*	Career Education Corp.	18,470	159
*	K12 Inc.	7,077	153
*	Ascent Capital Group Inc.
	Class A	2,915	144
*	Education Management Corp.	7,710	139
*	Grand Canyon Education Inc.	8,107	139
*	Capella Education Co.	3,488	135
	Stewart Enterprises Inc.
	Class A	20,075	125
*	Bridgepoint Education Inc.	5,001	122
*	Corinthian Colleges Inc.	19,772	89
*	Universal Technical
	Institute Inc.	5,230	68
	Lincoln Educational
	Services Corp.	4,524	38
*	Archipelago Learning Inc.	2,198	20
*	School Specialty Inc.	3,885	12
			8,394
Hotels, Restaurants & Leisure (18.0%)
	McDonald’s Corp.	248,922	24,713
	Starbucks Corp.	181,336	8,806
	Yum! Brands Inc.	112,027	7,421
*	Las Vegas Sands Corp.	89,126	4,956
	Carnival Corp.	108,637	3,291
*	Chipotle Mexican Grill Inc.
	Class A	7,614	2,971
	Starwood Hotels &
	Resorts Worldwide Inc.	47,519	2,561
	Wynn Resorts Ltd.	19,760	2,342
	Marriott International Inc.
	Class A	65,221	2,301
	Wyndham Worldwide Corp.	37,468	1,648
	Darden Restaurants Inc.	32,068	1,635
*	MGM Resorts International	83,244	1,146
	International Game
	Technology	72,399	1,087
*	Panera Bread Co. Class A	6,875	1,063
	Royal Caribbean Cruises Ltd.	34,356	979
*	Penn National Gaming Inc.	16,177	688
	Brinker International Inc.	19,768	545
	Six Flags Entertainment Corp.	10,709	485
*	Life Time Fitness Inc.	9,271	459
*	Bally Technologies Inc.	10,580	454
*	Hyatt Hotels Corp. Class A	10,870	450
*	Domino’s Pizza Inc.	11,326	436
	Wendy’s Co.	75,585	383
*	Buffalo Wild Wings Inc.	4,425	383
*	Cheesecake Factory Inc.	12,903	382
*	Dunkin’ Brands Group Inc.	13,016	378
	Vail Resorts Inc.	8,704	366
	Cracker Barrel Old Country
	Store Inc.	5,527	308
*	BJ’s Restaurants Inc.	6,067	301

			Market
			Value•
		Shares	($000)
*	WMS Industries Inc.	13,435	296
	Choice Hotels
	International Inc.	7,227	272
	Bob Evans Farms Inc.	7,299	269
*	Gaylord Entertainment Co.	8,758	261
	Texas Roadhouse Inc.
	Class A	15,467	259
*	Orient-Express Hotels Ltd.
	Class A	24,963	247
*	Jack in the Box Inc.	9,627	230
	PF Chang’s China Bistro Inc.	5,306	203
*	Peet’s Coffee & Tea Inc.	3,145	203
*	DineEquity Inc.	3,786	202
*	Shuffle Master Inc.	13,165	192
*	Papa John’s International Inc.	4,819	179
	CEC Entertainment Inc.	4,641	177
	International Speedway Corp.
	Class A	6,597	166
*	Pinnacle Entertainment Inc.	15,010	165
*	Scientific Games Corp.
	Class A	15,651	165
*	Marriott Vacations
	Worldwide Corp.	6,558	164
	Ameristar Casinos Inc.	7,784	154
	Churchill Downs Inc.	2,717	142
*	Interval Leisure Group Inc.	9,865	133
*	Biglari Holdings Inc.	308	126
*	Red Robin Gourmet
	Burgers Inc.	3,521	121
*	Sonic Corp.	14,415	119
*	Krispy Kreme Doughnuts Inc.	14,486	119
*	Ruby Tuesday Inc.	13,943	108
*	Boyd Gaming Corp.	13,275	106
*	AFC Enterprises Inc.	5,728	92
*	Denny’s Corp.	21,923	91
*	Bravo Brio Restaurant
	Group Inc.	4,403	85
	Marcus Corp.	4,854	58
	Speedway Motorsports Inc.	3,460	54
*	Isle of Capri Casinos Inc.	4,928	31
			78,127
Household Durables (3.7%)
	Whirlpool Corp.	18,596	1,405
	Garmin Ltd.	28,343	1,338
	Newell Rubbermaid Inc.	70,428	1,289
*	Tempur-Pedic
	International Inc.	16,054	1,268
	DR Horton Inc.	69,199	992
*	Mohawk Industries Inc.	14,220	903
	Lennar Corp. Class A	37,879	886
	Tupperware Brands Corp.	13,954	875
*	Toll Brothers Inc.	36,594	858
	Harman International
	Industries Inc.	17,055	838
*	NVR Inc.	1,149	795
	Leggett & Platt Inc.	33,877	767
	Jarden Corp.	20,985	740
*	PulteGroup Inc.	83,809	739

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Helen of Troy Ltd.	7,300	237
	MDC Holdings Inc.	9,246	227
	Ryland Group Inc.	10,685	194
	KB Home	16,889	193
*	Meritage Homes Corp.	7,089	184
*	La-Z-Boy Inc.	12,358	177
	Ethan Allen Interiors Inc.	6,317	160
*	iRobot Corp.	5,776	147
	American Greetings Corp.
	Class A	9,076	136
*	Standard Pacific Corp.	26,556	116
	Blyth Inc.	1,311	84
*	Universal Electronics Inc.	3,609	71
*	Libbey Inc.	4,641	58
*	Beazer Homes USA Inc.	17,952	56
*	M/I Homes Inc.	4,327	52
*	Zagg Inc.	4,976	52
*	Hovnanian Enterprises Inc.
	Class A	17,427	48
	CSS Industries Inc.	1,888	37
*	Sealy Corp.	11,207	19
*	Furniture Brands
	International Inc.	11,800	19
			15,960
Internet & Catalog Retail (6.3%)
*	Amazon.com Inc.	88,504	15,903
*	priceline.com Inc.	12,111	7,594
*	Netflix Inc.	12,795	1,417
	Expedia Inc.	23,492	800
*	TripAdvisor Inc.	24,197	780
	HSN Inc.	10,058	374
*	Shutterfly Inc.	7,101	194
*	Blue Nile Inc.	3,481	124
	Nutrisystem Inc.	6,516	73
	PetMed Express Inc.	5,256	64
*	Vitacost.com Inc.	3,846	31
*	Overstock.com Inc.	3,845	25
*	Orbitz Worldwide Inc.	4,647	17
			27,396
Leisure Equipment & Products (1.4%)
	Mattel Inc.	82,384	2,673
	Polaris Industries Inc.	15,955	1,054
	Hasbro Inc.	28,240	998
	Brunswick Corp.	20,592	492
	Sturm Ruger & Co. Inc.	4,555	190
*	Arctic Cat Inc.	2,919	107
	Jakks Pacific Inc.	6,511	101
	Callaway Golf Co.	15,326	101
*	Leapfrog Enterprises Inc.	11,545	81
*	Smith & Wesson
	Holding Corp.	14,366	75
*	Steinway Musical
	Instruments Inc.	1,791	45
			5,917
Media (26.5%)
	Walt Disney Co.	415,191	17,434
	Comcast Corp. Class A	501,557	14,736
	Time Warner Inc.	243,487	9,060
	News Corp. Class A	451,594	8,973
*	DIRECTV Class A	171,648	7,951
	Time Warner Cable Inc.	77,631	6,159
	Viacom Inc. Class B	121,832	5,802
	Comcast Corp.	165,651	4,736
	CBS Corp. Class B	148,632	4,444
	McGraw-Hill Cos. Inc.	71,375	3,322
	Omnicom Group Inc.	67,113	3,318
*	Liberty Interactive Corp.
	Class A	136,525	2,561

			Market
			Value•
		Shares	($000)
*	Liberty Media Corp. -
	Liberty Capital Class A	26,427	2,375
*	Sirius XM Radio Inc.	912,392	2,062
	Virgin Media Inc.	69,545	1,752
*	Liberty Global Inc. Class A	33,714	1,692
*	Discovery
	Communications Inc.
	Class A	34,335	1,602
	News Corp. Class B	74,193	1,505
	DISH Network Corp. Class A	50,522	1,474
*	Liberty Global Inc.	27,789	1,332
	Interpublic Group of
	Cos. Inc.	112,191	1,315
*	Discovery
	Communications Inc.	28,357	1,232
	Scripps Networks
	Interactive Inc. Class A	21,345	965
	Gannett Co. Inc.	57,969	860
	Cablevision Systems Corp.
	Class A	49,671	707
*	Charter Communications Inc.
	Class A	10,530	668
*	AMC Networks Inc. Class A	12,771	580
	John Wiley & Sons Inc.
	Class A	11,247	511
*	Lamar Advertising Co.
	Class A	15,149	495
	Washington Post Co. Class B	1,184	466
	Cinemark Holdings Inc.	22,226	465
*	Madison Square Garden Co.
	Class A	13,592	433
	Morningstar Inc.	6,055	362
*	Live Nation
	Entertainment Inc.	36,876	344
	Meredith Corp.	8,806	290
*	DreamWorks Animation
	SKG Inc. Class A	16,686	288
	Regal Entertainment Group
	Class A	20,529	284
*	Valassis Communications Inc.	10,887	272
*	Lions Gate
	Entertainment Corp.	16,612	227
	Arbitron Inc.	6,516	218
	National CineMedia Inc.	13,423	214
	Scholastic Corp.	6,753	206
*	New York Times Co. Class A	30,159	199
	Belo Corp. Class A	22,582	162
	Sinclair Broadcast Group Inc.
	Class A	12,586	144
*	Knology Inc.	7,655	136
*	Clear Channel Outdoor
	Holdings Inc. Class A	9,476	125
	Harte-Hanks Inc.	9,841	86
*	EW Scripps Co. Class A	7,573	72
	World Wrestling
	Entertainment Inc. Class A	6,547	60
*	Digital Generation Inc.	5,970	60
*	Journal Communications Inc.
	Class A	8,777	42
*	Cumulus Media Inc. Class A	11,454	39
*	McClatchy Co. Class A	14,333	36
*	Entercom
	Communications Corp.
	Class A	5,119	36
	Martha Stewart Living
	Omnimedia Class A	7,675	35
*	LIN TV Corp. Class A	6,888	28
*	ReachLocal Inc.	2,005	16
			114,968

			Market
			Value•
		Shares	($000)
Multiline Retail (6.3%)
	Target Corp.	155,213	8,799
	Macy’s Inc.	102,275	3,883
	Kohl’s Corp.	58,570	2,910
*	Dollar Tree Inc.	28,955	2,563
	Nordstrom Inc.	40,889	2,193
*	Dollar General Corp.	41,069	1,727
	JC Penney Co. Inc.	38,921	1,541
	Family Dollar Stores Inc.	24,274	1,311
^,*	Sears Holdings Corp.	10,401	725
*	Big Lots Inc.	15,947	699
	Dillard’s Inc. Class A	8,015	490
*	Saks Inc.	27,528	321
	Fred’s Inc. Class A	8,839	122
*	Gordmans Stores Inc.	1,341	20
			27,304
Specialty Retail (19.5%)
	Home Depot Inc.	375,021	17,840
	Lowe’s Cos. Inc.	306,652	8,703
	TJX Cos. Inc.	183,497	6,718
*	Bed Bath & Beyond Inc.	59,515	3,555
	Ross Stores Inc.	56,245	3,000
	Limited Brands Inc.	61,689	2,870
*	O’Reilly Automotive Inc.	31,218	2,700
	Staples Inc.	170,089	2,493
*	AutoZone Inc.	5,822	2,180
	Tiffany & Co.	29,415	1,912
	Best Buy Co. Inc.	74,916	1,850
	Gap Inc.	77,214	1,804
*	CarMax Inc.	55,085	1,691
	PetSmart Inc.	27,156	1,514
	Advance Auto Parts Inc.	17,642	1,506
	Tractor Supply Co.	17,279	1,477
	Foot Locker Inc.	37,212	1,085
	Dick’s Sporting Goods Inc.	23,296	1,043
*	Ulta Salon Cosmetics &
	Fragrance Inc.	11,940	994
	Signet Jewelers Ltd.	21,143	992
	Abercrombie & Fitch Co.	21,204	971
	Williams-Sonoma Inc.	22,701	876
*	Urban Outfitters Inc.	30,149	856
*	Sally Beauty Holdings Inc.	33,997	809
*	GNC Holdings Inc. Class A	24,979	809
	GameStop Corp. Class A	33,840	771
	Chico’s FAS Inc.	41,117	617
	American Eagle
	Outfitters Inc.	42,421	617
*	Ascena Retail Group Inc.	15,965	616
	Guess? Inc.	15,799	547
	Rent-A-Center Inc.	14,293	506
	Aaron’s Inc.	17,454	488
	Men’s Wearhouse Inc.	11,737	455
*	Express Inc.	18,385	438
	DSW Inc. Class A	7,408	418
*	Pier 1 Imports Inc.	23,996	412
*	Genesco Inc.	5,883	401
*	Cabela’s Inc.	11,004	390
*	Select Comfort Corp.	12,300	364
*	Aeropostale Inc.	19,642	353
*	JOS A Bank Clothiers Inc.	6,770	349
*	AutoNation Inc.	10,209	348
	Monro Muffler Brake Inc.	7,121	327
*	Hibbett Sports Inc.	6,602	323
*	Childrens Place Retail
	Stores Inc.	6,185	314
	Buckle Inc.	6,920	311
*	ANN Inc.	12,740	304
	Finish Line Inc. Class A	12,669	291
	Group 1 Automotive Inc.	5,635	291

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	Vitamin Shoppe Inc.	6,393	271
	Penske Automotive
	Group Inc.	11,124	268
*	Collective Brands Inc.	14,736	265
*	Office Depot Inc.	68,201	225
	PEP Boys-Manny
	Moe & Jack	12,793	192
	Cato Corp. Class A	6,741	183
*	Asbury Automotive Group Inc.	6,959	180
	RadioShack Corp.	24,086	171
*	Zumiez Inc.	5,176	163
*	Charming Shoppes Inc.	27,715	157
	Sonic Automotive Inc.
	Class A	8,980	154
	Lithia Motors Inc. Class A	5,498	130
*	Lumber Liquidators
	Holdings Inc.	5,924	130
	Brown Shoe Co. Inc.	10,907	118
*	OfficeMax Inc.	20,919	117
	Stage Stores Inc.	7,568	113
*	Rue21 Inc.	3,768	100
*	America’s Car-Mart Inc.	2,130	95
	HOT Topic Inc.	10,434	93
	Bebe Stores Inc.	9,006	81
*	Wet Seal Inc. Class A	21,870	76
*	Barnes & Noble Inc.	5,738	76
*	Body Central Corp.	2,589	72
*	Systemax Inc.	3,492	67
*	Kirkland’s Inc.	3,724	59
*	Shoe Carnival Inc.	2,161	57
*	hhgregg Inc.	4,808	55
*	Talbots Inc.	16,786	50
*	Stein Mart Inc.	6,761	48
	Haverty Furniture Cos. Inc.	3,910	43
*	Citi Trends Inc.	3,541	38
	Big 5 Sporting Goods Corp.	4,295	33
*	Pacific Sunwear of
	California Inc.	12,593	26
*	Coldwater Creek Inc.	21,286	20
	Christopher & Banks Corp.	8,349	18
*	New York & Co. Inc.	6,372	17
*	Orchard Supply Hardware
	Stores Corp. Class A	467	13
			84,473
Textiles, Apparel & Luxury Goods (7.3%)
	NIKE Inc. Class B	86,366	9,321
	Coach Inc.	70,994	5,313
	VF Corp.	21,479	3,137

			Market
			Value•
		Shares	($000)
	Ralph Lauren Corp. Class A	14,912	2,591
*	Lululemon Athletica Inc.	24,434	1,638
*	Fossil Inc.	12,945	1,579
	PVH Corp.	14,791	1,257
*	Under Armour Inc. Class A	9,305	830
*	Deckers Outdoor Corp.	9,393	702
*	Carter’s Inc.	14,255	692
*	Hanesbrands Inc.	23,640	679
*	Warnaco Group Inc.	9,847	578
	Wolverine World Wide Inc.	11,799	450
*	Crocs Inc.	21,958	432
*	Steven Madden Ltd.	9,386	405
*	Iconix Brand Group Inc.	17,916	325
*	Liz Claiborne Inc.	23,013	225
	Jones Group Inc.	19,675	194
	Oxford Industries Inc.	3,367	170
*	Vera Bradley Inc.	4,402	162
*	True Religion Apparel Inc.	5,889	155
	Columbia Sportswear Co.	2,901	145
*	Quiksilver Inc.	29,489	138
*	Maidenform Brands Inc.	5,712	120
*	Skechers U.S.A. Inc. Class A	9,387	120
*	G-III Apparel Group Ltd.	4,054	101
	Movado Group Inc.	4,330	93
*	Perry Ellis International Inc.	3,079	54
*	Kenneth Cole Productions Inc.
	Class A	2,303	36
*	Unifi Inc.	3,515	29
*	K-Swiss Inc. Class A	6,433	21
			31,692
Total Common Stocks
(Cost $377,662)			433,440
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.111%
	(Cost $1,105)	1,104,962	1,105
Total Investments (100.2%)
(Cost $378,767)			434,545
Other Assets and Liabilities (–0.2%)
Other Assets			4,111
Liabilities[2]			(4,838)
			(727)
Net Assets (100%)			433,818

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	393,102
Undistributed Net Investment Income	456
Accumulated Net Realized Losses	(15,518)
Unrealized Appreciation (Depreciation)	55,778
Net Assets	433,818

Admiral Shares—Net Assets
Applicable to 306,121 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,983
Net Asset Value Per Share—
Admiral Shares	$35.88

ETF Shares—Net Assets
Applicable to 6,102,208 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	422,835
Net Asset Value Per Share—
ETF Shares	$69.29

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $766,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $786,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	2,999
Security Lending	69
Total Income	3,068
Expenses
The Vanguard Group—Note B
Investment Advisory Services	27
Management and Administrative—
Admiral Shares	6
Management and Administrative—
ETF Shares	228
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	49
Custodian Fees	8
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	13
Total Expenses	333
Net Investment Income	2,735
Realized Net Gain (Loss) on
Investment Securities Sold	4,222
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	50,356
Net Increase (Decrease) in
Net Assets Resulting from Operations	57,313

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,735	4,430
Realized Net Gain (Loss)	4,222	28,183
Change in Unrealized Appreciation (Depreciation)	50,356	32,662
Net Increase (Decrease) in Net Assets Resulting from Operations	57,313	65,275
Distributions
Net Investment Income
Admiral Shares	(131)	(88)
ETF Shares	(4,779)	(3,541)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(4,910)	(3,629)
Capital Share Transactions
Admiral Shares	(1,318)	4,297
ETF Shares	40,179	37,017
Net Increase (Decrease) from Capital Share Transactions	38,861	41,314
Total Increase (Decrease)	91,264	102,960
Net Assets
Beginning of Period	342,554	239,594
End of Period[1]	433,818	342,554

1 Net Assets—End of Period includes undistributed net investment income of $456,000 and $2,631,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$31.22	$24.76	$21.43	$25.03	$31.02	$27.03
Investment Operations
Net Investment Income	.235	.363	.307	.398	.285[1]	.217
Net Realized and Unrealized Gain (Loss)
on Investments	4.864	6.414	3.251	(3.603)	(6.075)	4.015
Total from Investment Operations	5.099	6.777	3.558	(3.205)	(5.790)	4.232
Distributions
Dividends from Net Investment Income	(.439)	(.317)	(.228)	(.395)	(.200)	(.242)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.439)	(.317)	(.228)	(.395)	(.200)	(.242)
Net Asset Value, End of Period	$35.88	$31.22	$24.76	$21.43	$25.03	$31.02

Total Return[2]	16.52%	27.36%	16.62%	–12.34%	–18.74%	15.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11.0	$11.0	$5.3	$1.3	$0.7	$1.0
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.24%	0.28%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.25%	1.28%	1.58%	1.11%	0.84%
Portfolio Turnover Rate[3]	7%	7%	7%	5%	12%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$60.29	$47.80	$41.37	$48.38	$60.02	$52.28
Investment Operations
Net Investment Income	.463	.698	.581	.764	.592[1]	.450
Net Realized and Unrealized Gain (Loss)
on Investments	9.390	12.392	6.286	(6.988)	(11.772)	7.760
Total from Investment Operations	9.853	13.090	6.867	(6.224)	(11.180)	8.210
Distributions
Dividends from Net Investment Income	(.853)	(.600)	(.437)	(.786)	(.460)	(.470)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.853)	(.600)	(.437)	(.786)	(.460)	(.470)
Net Asset Value, End of Period	$69.29	$60.29	$47.80	$41.37	$48.38	$60.02

Total Return	16.53%	27.37%	16.62%	–12.32%	–18.70%	15.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$423	$332	$234	$141	$257	$114
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.52%	1.25%	1.28%	1.61%	1.16%	0.89%
Portfolio Turnover Rate[2]	7%	7%	7%	5%	12%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $61,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

Consumer Discretionary Index Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended February 29, 2012. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of August 31, 2011	12
Transfers out of Level 3	(12)
Balance as of February 29, 2012	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $1,347,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital losses totaling $15,150,000 to offset future net capital gains of $36,000 through August 31, 2013, $86,000 through August 31, 2014, $178,000 through August 31, 2015, $1,527,000 through August 31, 2016, $4,557,000 through August 31, 2017, $7,273,000 through August 31, 2018, and $1,493,000 through August 31, 2019. In addition, the fund realized losses of $2,730,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal year 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $378,767,000. Net unrealized appreciation of investment securities for tax purposes was $55,778,000, consisting of unrealized gains of $78,030,000 on securities that had risen in value since their purchase and $22,252,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $58,336,000 of investment securities and sold $21,639,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	1,248	38	7,375	234
Issued in Lieu of Cash Distributions	109	3	78	2
Redeemed[1]	(2,675)	(82)	(3,156)	(102)
Net Increase (Decrease)—Admiral Shares	(1,318)	(41)	4,297	134
ETF Shares
Issued	46,024	700	138,751	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(5,845)	(100)	(101,734)	(1,700)
Net Increase (Decrease)—ETF Shares	40,179	600	37,017	600
1 Net of redemption fees for fiscal 2012 and 2011 of $1,000 and $40,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Consumer Staples Index Fund

Fund Profile
As of February 29, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	109	108	2,485
Median Market Cap	$63.0B	$63.0B	$34.8B
Price/Earnings Ratio	17.6x	17.6x	16.4x
Price/Book Ratio	3.5x	3.5x	2.3x
Yield[3]		2.8%	2.0%
Admiral Shares	2.6%
ETF Shares	2.6%
Return on Equity	21.6%	21.6%	18.2%
Earnings Growth Rate	7.1%	7.1%	7.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	4%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.1%	—	—

Volatility Measures[6]
	Fund Versus		Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared		0.99	0.68
Beta		1.00	0.49

Subindustry Diversification
(% of equity exposure)

Agricultural Products	2.7%
Distillers & Vintners	1.3
Drug Retail	6.4
Food Distributors	1.6
Food Retail	3.4
Household Products	19.4
Hypermarkets & Supercenters	10.0
Packaged Foods & Meats	17.3
Personal Products	2.9
Soft Drinks	17.8
Tobacco	16.6
Other Consumer Staples	0.6

Ten Largest Holdings[8] (% of total net assets)

Procter & Gamble Co.	12.4%
Philip Morris International Inc.	9.6
Coca-Cola Co.	9.4
Wal-Mart Stores Inc.	7.2
PepsiCo Inc.	6.3
Kraft Foods Inc.	4.5
Altria Group Inc.	4.4
CVS Caremark Corp.	4.2
Colgate-Palmolive Co.	3.2
Costco Wholesale Corp.	2.6
Top Ten	63.8%

1 MSCI US IMI/Consumer Staples 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.18% for Admiral Shares and 0.18% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		13.62%	7.38%	8.27%
Net Asset Value		13.64	7.36	8.26
Admiral Shares[3]	1/30/2004	13.65	7.34	8.31

1 Six months ended February 29, 2012.
2 Spliced US IMI/Consumer Staples 25/50: MSCI US IMI/Consumer Staples through February 26, 2010; MSCI US IMI/Consumer Staples 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Beverages (19.7%)
	Coca-Cola Co.	1,379,775	96,391
	PepsiCo Inc.	1,024,856	64,504
	Coca-Cola Enterprises Inc.	239,238	6,914
*	Monster Beverage Corp.	114,188	6,530
	Dr Pepper Snapple
	Group Inc.	165,174	6,285
	Molson Coors Brewing Co.
	Class B	123,281	5,417
	Brown-Forman Corp.
	Class B	64,329	5,253
	Beam Inc.	80,631	4,441
*	Constellation Brands Inc.
	Class A	148,004	3,232
*	Boston Beer Co. Inc.
	Class A	10,459	989
	Coca-Cola Bottling Co.
	Consolidated	9,597	618
*	National Beverage Corp.	32,958	528
^,*	Central European
	Distribution Corp.	100,006	436
*	Primo Water Corp.	72,030	192
			201,730
Food & Staples Retailing (21.3%)
	Wal-Mart Stores Inc.	1,256,134	74,212
	CVS Caremark Corp.	946,839	42,703
	Costco Wholesale Corp.	315,110	27,118
	Walgreen Co.	644,520	21,372
	Sysco Corp.	427,061	12,564
	Kroger Co.	426,162	10,138
	Whole Foods Market Inc.	111,676	9,017
	Safeway Inc.	264,822	5,680
*	United Natural Foods Inc.	40,992	1,866
	Casey’s General Stores Inc.	35,310	1,809
	Ruddick Corp.	39,352	1,612
*	Fresh Market Inc.	29,421	1,325
	SUPERVALU Inc.	195,301	1,275
	PriceSmart Inc.	18,569	1,200
*	Rite Aid Corp.	744,873	1,147
	Andersons Inc.	20,478	882
*	Winn-Dixie Stores Inc.	84,937	805
	Weis Markets Inc.	17,768	762
	Spartan Stores Inc.	39,270	701
*	Susser Holdings Corp.	23,901	606
*	Pantry Inc.	41,392	515
	Nash Finch Co.	18,772	503
	Ingles Markets Inc. Class A	28,091	502
	Village Super Market Inc.
	Class A	15,744	474
			218,788
Food Products (20.0%)
	Kraft Foods Inc.	1,198,144	45,613
	General Mills Inc.	463,464	17,755
	Archer-Daniels-Midland Co.	465,881	14,536
	HJ Heinz Co.	235,475	12,412

			Market
			Value•
		Shares	($000)
	Mead Johnson Nutrition Co. 150,266		11,683
	Kellogg Co.	187,475	9,814
	Sara Lee Corp.	417,137	8,447
	ConAgra Foods Inc.	306,099	8,035
	Hershey Co.	122,856	7,457
	Bunge Ltd.	109,858	7,396
	JM Smucker Co.	87,469	6,588
*	Green Mountain Coffee
	Roasters Inc.	94,589	6,145
	Campbell Soup Co.	148,045	4,933
	McCormick & Co. Inc.	92,270	4,655
	Tyson Foods Inc. Class A	237,922	4,499
	Corn Products
	International Inc.	61,112	3,505
	Hormel Foods Corp.	117,056	3,333
*	Ralcorp Holdings Inc.	43,989	3,282
*	Smithfield Foods Inc.	121,868	2,855
*	Dean Foods Co.	166,755	2,044
	Flowers Foods Inc.	100,762	1,929
*	TreeHouse Foods Inc.	31,350	1,806
*	Darling International Inc.	108,259	1,731
*	Hain Celestial Group Inc.	35,489	1,449
	Lancaster Colony Corp.	19,758	1,288
	B&G Foods Inc. Class A	52,387	1,220
	Sanderson Farms Inc.	22,216	1,093
	Snyders-Lance Inc.	42,812	961
	Fresh Del Monte
	Produce Inc.	42,717	959
	J&J Snack Foods Corp.	18,161	911
	Cal-Maine Foods Inc.	20,703	797
*	Pilgrim’s Pride Corp.	112,863	708
*	Post Holdings Inc.	21,945	683
	Calavo Growers Inc.	23,914	658
	Tootsie Roll Industries Inc.	27,724	645
*	Smart Balance Inc.	105,183	630
*	Chiquita Brands
	International Inc.	61,830	593
*	Dole Food Co. Inc.	56,972	546
^	Diamond Foods Inc.	20,188	483
*	Seneca Foods Corp. Class A	18,441	472
*	Farmer Bros Co.	40,630	450
			204,999
Household Products (19.5%)
	Procter & Gamble Co.	1,885,156	127,286
	Colgate-Palmolive Co.	351,792	32,780
	Kimberly-Clark Corp.	284,639	20,744
	Clorox Co.	100,282	6,780
	Church & Dwight Co. Inc.	109,126	5,210
*	Energizer Holdings Inc.	53,616	4,099
	WD-40 Co.	20,271	873
*	Spectrum Brands
	Holdings Inc.	28,455	809
*	Central Garden and Pet Co.
	Class A	67,187	643
*	Central Garden and Pet Co.	49,909	452
			199,676

			Market
			Value•
		Shares	($000)
Personal Products (2.9%)
	Estee Lauder Cos. Inc.
	Class A	175,294	10,262
	Avon Products Inc.	320,725	5,994
	Herbalife Ltd.	90,040	5,961
	Nu Skin Enterprises Inc.
	Class A	48,348	2,793
*	Elizabeth Arden Inc.	28,719	1,067
*	Prestige Brands
	Holdings Inc.	61,570	1,016
*	USANA Health Sciences Inc.	16,246	603
	Inter Parfums Inc.	30,772	519
*	Revlon Inc. Class A	33,335	505
*	Medifast Inc.	29,651	481
*	Schiff Nutrition
	International Inc.	2,867	32
*	Nature’s Sunshine
	Products Inc.	2,014	30
			29,263
Tobacco (16.6%)
	Philip Morris
	International Inc.	1,173,146	97,981
	Altria Group Inc.	1,494,906	44,997
	Lorillard Inc.	100,427	13,164
	Reynolds American Inc.	257,693	10,805
	Universal Corp.	24,626	1,131
	Vector Group Ltd.	52,479	952
^,*	Star Scientific Inc.	174,352	654
*	Alliance One
	International Inc.	156,240	577
			170,261
Total Common Stocks
(Cost $900,635)			1,024,717
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.111%
	(Cost $1,346)	1,346,366	1,346
Total Investments (100.1%)
(Cost $901,981)			1,026,063
Other Assets and Liabilities (–0.1%)
Other Assets			6,486
Liabilities[2]			(7,951)
			(1,465)
Net Assets (100%)			1,024,598

Consumer Staples Index Fund

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	915,826
Undistributed Net Investment Income	2,231
Accumulated Net Realized Losses	(17,541)
Unrealized Appreciation (Depreciation)	124,082
Net Assets	1,024,598

Admiral Shares—Net Assets
Applicable to 1,905,063 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	78,587
Net Asset Value Per Share—
Admiral Shares	$41.25

ETF Shares—Net Assets
Applicable to 11,308,105 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	946,011
Net Asset Value Per Share—
ETF Shares	$83.66

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $369,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $468,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	12,706
Interest[1]	1
Security Lending	15
Total Income	12,722
Expenses
The Vanguard Group—Note B
Investment Advisory Services	57
Management and Administrative—
Admiral Shares	50
Management and Administrative—
ETF Shares	574
Marketing and Distribution—
Admiral Shares	6
Marketing and Distribution—
ETF Shares	110
Custodian Fees	11
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	28
Total Expenses	836
Net Investment Income	11,886
Realized Net Gain (Loss) on
Investment Securities Sold	4,351
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	60,623
Net Increase (Decrease) in
Net Assets Resulting from Operations	76,860

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,886	19,021
Realized Net Gain (Loss)	4,351	14,863
Change in Unrealized Appreciation (Depreciation)	60,623	88,679
Net Increase (Decrease) in Net Assets Resulting from Operations	76,860	122,563
Distributions
Net Investment Income
Admiral Shares	(1,495)	(952)
ETF Shares	(20,079)	(15,636)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(21,574)	(16,588)
Capital Share Transactions
Admiral Shares	17,360	20,596
ETF Shares	112,933	134,847
Net Increase (Decrease) from Capital Share Transactions	130,293	155,443
Total Increase (Decrease)	185,579	261,418
Net Assets
Beginning of Period	839,019	577,601
End of Period[2]	1,024,598	839,019

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $2,231,000 and $11,919,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$38.94	$32.92	$30.62	$34.06	$33.22	$30.56
Investment Operations
Net Investment Income	.471	.956	.860[1]	.777[1]	.634[1]	.662
Net Realized and Unrealized Gain (Loss)
on Investments	2.773	6.013	2.290	(3.648)	.766	2.460
Total from Investment Operations	3.244	6.969	3.150	(2.871)	1.400	3.122
Distributions
Dividends from Net Investment Income	(.934)	(.949)	(.850)	(.569)	(.560)	(.462)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.934)	(.949)	(.850)	(.569)	(.560)	(.462)
Net Asset Value, End of Period	$41.25	$38.94	$32.92	$30.62	$34.06	$33.22

Total Return[2]	8.43%	21.39%	10.34%	–8.26%	4.15%	10.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$79	$57	$30	$29	$18	$9
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.74%	2.61%	2.77%	1.88%	2.16%
Portfolio Turnover Rate[3]	4%	7%	7%	17%	13%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$78.96	$66.72	$62.07	$69.04	$67.35	$61.94
Investment Operations
Net Investment Income	.954	1.933	1.753[1]	1.616[1]	1.327[1]	1.370
Net Realized and Unrealized Gain (Loss)
on Investments	5.640	12.213	4.635	(7.413)	1.522	5.000
Total from Investment Operations	6.594	14.146	6.388	(5.797)	2.849	6.370
Distributions
Dividends from Net Investment Income	(1.894)	(1.906)	(1.738)	(1.173)	(1.159)	(.960)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.894)	(1.906)	(1.738)	(1.173)	(1.159)	(.960)
Net Asset Value, End of Period	$83.66	$78.96	$66.72	$62.07	$69.04	$67.35

Total Return	8.42%	21.41%	10.33%	–8.22%	4.18%	10.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$946	$782	$547	$552	$518	$310
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.63%	2.74%	2.61%	2.80%	1.93%	2.20%
Portfolio Turnover Rate[2]	4%	7%	7%	17%	13%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $150,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

Consumer Staples Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $5,089,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $15,530,000 to offset future net capital gains of $219,000 through August 31, 2015, $2,261,000 through August 31, 2016, $2,671,000 through August 31, 2017, and $10,379,000 through August 31, 2018. In addition, the fund realized losses of $1,134,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $901,981,000. Net unrealized appreciation of investment securities for tax purposes was $124,082,000, consisting of unrealized gains of $147,208,000 on securities that had risen in value since their purchase and $23,126,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $188,016,000 of investment securities and sold $67,461,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	21,752	547	28,164	751
Issued in Lieu of Cash Distributions	1,284	32	853	24
Redeemed[1]	(5,676)	(143)	(8,421)	(229)
Net Increase (Decrease)—Admiral Shares	17,360	436	20,596	546
ETF Shares
Issued	136,535	1,707	209,055	2,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(23,602)	(300)	(74,208)	(1,000)
Net Increase (Decrease)—ETF Shares	112,933	1,407	134,847	1,700
1 Net of redemption fees for fiscal 2012 and 2011 of $21,000 and $54,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Energy Index Fund

Fund Profile
As of February 29, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	168	165	2,485
Median Market Cap	$41.9B	$41.9B	$34.8B
Price/Earnings Ratio	13.1x	13.1x	16.4x
Price/Book Ratio	2.0x	2.0x	2.3x
Yield[3]		1.6%	2.0%
Admiral Shares	1.4%
ETF Shares	1.4%
Return on Equity	19.2%	19.2%	18.2%
Earnings Growth Rate	–2.2%	–2.2%	7.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	11%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
Fund Versus		Fund Versus
Spliced Index[7]		Broad Index[2]
R-Squared	0.99	0.74
Beta	1.02	1.16

Subindustry Diversification
(% of equity exposure)

Coal & Consumable Fuels		2.3%
Integrated Oil & Gas		46.0
Oil & Gas Drilling		2.8
Oil & Gas Equipment & Services		17.2
Oil & Gas Exploration & Production		23.2
Oil & Gas Refining & Marketing		3.4
Oil & Gas Storage & Transportation		5.1

Ten Largest Holdings[8] (% of total net assets)

Exxon Mobil Corp.	22.7%
Chevron Corp.	12.1
Schlumberger Ltd.	5.5
ConocoPhillips	5.1
Occidental Petroleum Corp.	4.4
Anadarko Petroleum Corp.	2.5
Apache Corp.	2.4
National Oilwell Varco Inc.	2.1
Halliburton Co.	2.0
EOG Resources Inc.	1.8
Top Ten	60.6%

1 MSCI US IMI/Energy 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.19% for Admiral Shares and 0.19% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		2.75%	4.95%	11.80%
Net Asset Value		2.80	4.94	11.79
Admiral Shares[3]	10/7/2004	2.79	4.91	10.98

1 Six months ended February 29, 2012.
2 Spliced US IMI/Energy 25/50: MSCI US IMI/Energy through February 26, 2010; MSCI US IMI/Energy 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Energy Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (20.1%)
	Oil & Gas Drilling (2.8%)
	Noble Corp.	356,582	14,327
	Helmerich & Payne Inc.	148,872	9,126
*	Nabors Industries Ltd.	402,569	8,768
	Diamond Offshore
	Drilling Inc.	99,680	6,825
*	Rowan Cos. Inc.	178,717	6,589
	Patterson-UTI Energy Inc.	233,125	4,527
*	Atwood Oceanics Inc.	89,132	4,239
*	Unit Corp.	65,580	3,120
*	Parker Drilling Co.	238,353	1,509
*	Pioneer Drilling Co.	138,615	1,381
*	Hercules Offshore Inc.	270,746	1,375
*	Vantage Drilling Co.	642,363	842

	Oil & Gas Equipment & Services (17.3%)
	Schlumberger Ltd.	1,569,594	121,816
	National Oilwell Varco Inc.	555,738	45,865
	Halliburton Co.	1,205,752	44,118
	Baker Hughes Inc.	577,140	29,019
*	Cameron
	International Corp.	328,720	18,313
*	Weatherford
	International Ltd.	1,018,942	16,283
*	FMC Technologies Inc.	322,309	16,254
	Oceaneering
	International Inc.	151,532	8,224
	Core Laboratories NV	65,570	7,977
*	Superior Energy
	Services Inc.	222,496	6,528
*	Oil States International Inc.	73,803	5,994
*	Dresser-Rand Group Inc.	109,143	5,732
	Tidewater Inc.	77,270	4,598
*	McDermott
	International Inc.	349,635	4,566
	Lufkin Industries Inc.	46,826	3,729
*	Key Energy Services Inc.	211,393	3,606
*	Dril-Quip Inc.	49,729	3,481
*	SEACOR Holdings Inc.	32,951	3,258
*	Helix Energy Solutions
	Group Inc.	162,729	3,131
	Bristow Group Inc.	59,411	2,805
^	CARBO Ceramics Inc.	30,518	2,797
*	Hornbeck Offshore
	Services Inc.	56,406	2,299
*	Gulfmark Offshore Inc.	42,300	2,125
*	ION Geophysical Corp.	244,149	1,748
*	Exterran Holdings Inc.	121,352	1,747
^	RPC Inc.	95,170	1,524
*	Newpark Resources Inc.	187,173	1,473
*	Tetra Technologies Inc.	158,606	1,442
*	OYO Geospace Corp.	13,074	1,439
*	Basic Energy Services Inc.	68,347	1,357
*	Tesco Corp.	84,517	1,295
*	Heckmann Corp.	247,770	1,264

			Market
			Value•
		Shares	($000)
	Gulf Island Fabrication Inc.	35,604	1,044
*	Matrix Service Co.	77,988	1,033
*	Dawson Geophysical Co.	25,786	977
*	PHI Inc.	40,700	899
*	Cal Dive International Inc.	302,574	877
*	Global Geophysical
	Services Inc.	75,690	816
*	Willbros Group Inc.	182,696	767
*	RigNet Inc.	42,736	726
			445,574
Oil, Gas & Consumable Fuels (79.9%)
	Coal & Consumable Fuels (1.9%)
	Peabody Energy Corp.	367,522	12,819
	Consol Energy Inc.	311,443	11,156
*	Alpha Natural
	Resources Inc.	317,209	5,887
	Arch Coal Inc.	319,492	4,336
*	Cloud Peak Energy Inc.	113,202	2,006
*	Patriot Coal Corp.	195,650	1,415
*	Solazyme Inc.	77,145	1,063
*,^	Uranium Energy Corp.	236,783	888
*,^	James River Coal Co.	140,293	804
*	USEC Inc.	553,301	741

	Integrated Oil & Gas (46.2%)
	Exxon Mobil Corp.	5,812,467	502,778
	Chevron Corp.	2,464,256	268,900
	ConocoPhillips	1,475,300	112,934
	Occidental
	Petroleum Corp.	938,144	97,914
	Hess Corp.	406,727	26,405
	Murphy Oil Corp.	248,509	15,890

	Oil & Gas Exploration & Production (23.3%)
	Anadarko Petroleum Corp.	650,918	54,755
	Apache Corp.	502,363	54,220
	EOG Resources Inc.	353,138	40,208
	Devon Energy Corp.	508,381	37,269
	Marathon Oil Corp.	935,047	31,689
	Noble Energy Inc.	234,536	22,902
	Chesapeake Energy Corp.	881,705	22,043
	Pioneer Natural
	Resources Co.	142,435	15,617
*	Southwestern Energy Co.	469,738	15,530
*	Concho Resources Inc.	133,439	14,257
	Range Resources Corp.	219,126	13,954
*	Denbury Resources Inc.	539,992	10,751
	EQT Corp.	196,426	10,415
	Cabot Oil & Gas Corp.	289,636	10,103
	Cimarex Energy Co.	118,792	9,583
*	Whiting Petroleum Corp.	163,150	9,567
*	Plains Exploration &
	Production Co.	197,153	8,689
	QEP Resources Inc.	248,576	8,486
*	Cobalt International
	Energy Inc.	267,261	8,034
	SM Energy Co.	90,675	7,138
*	Newfield Exploration Co.	190,101	6,844

			Market
			Value•
		Shares	($000)
*	Continental Resources Inc.	65,208	5,913
	Energen Corp.	105,100	5,594
*	Ultra Petroleum Corp.	223,228	5,572
*	WPX Energy Inc.	287,803	5,227
*	SandRidge Energy Inc.	557,305	4,832
*	Rosetta Resources Inc.	80,785	4,123
*	Energy XXI Bermuda Ltd.	105,297	3,941
	Berry Petroleum Co.
	Class A	72,182	3,895
*	Kodiak Oil & Gas Corp.	385,575	3,736
*	Oasis Petroleum Inc.	83,829	2,688
*	Gran Tierra Energy Inc.	460,995	2,688
*	Gulfport Energy Corp.	77,506	2,606
*	Forest Oil Corp.	194,220	2,511
*	Bill Barrett Corp.	84,053	2,457
*	Stone Energy Corp.	75,221	2,403
*	McMoRan Exploration Co.	169,366	2,371
*	Northern Oil and Gas Inc.	98,611	2,338
*	Swift Energy Co.	73,673	2,212
*	Carrizo Oil & Gas Inc.	70,388	1,983
	W&T Offshore Inc.	73,042	1,844
	EXCO Resources Inc.	245,341	1,749
*	Approach Resources Inc.	49,900	1,725
*	Contango Oil & Gas Co.	25,518	1,622
*	Magnum Hunter
	Resources Corp.	232,217	1,607
*	Comstock Resources Inc.	98,124	1,573
*	Petroleum
	Development Corp.	47,545	1,547
*	Clayton Williams Energy Inc.	17,108	1,512
*	Lone Pine Resources Inc.	185,935	1,382
*	GeoResources Inc.	41,095	1,317
*	Rex Energy Corp.	109,208	1,256
*	Resolute Energy Corp.	110,592	1,234
*	Quicksilver Resources Inc.	220,949	1,224
*	Energy Partners Ltd.	70,296	1,198
*,^	ATP Oil & Gas Corp.	146,300	1,170
*	Goodrich Petroleum Corp.	72,536	1,156
*	Vaalco Energy Inc.	142,374	1,123
*	Endeavour
	International Corp.	96,915	1,121
*	Venoco Inc.	96,261	1,049
*	Abraxas Petroleum Corp.	259,112	1,042
*	Petroquest Energy Inc.	168,115	1,026
*	FX Energy Inc.	159,296	1,008
*	Triangle Petroleum Corp.	132,689	951
*,^	BPZ Resources Inc.	295,370	948
*	Warren Resources Inc.	231,450	903
	Penn Virginia Corp.	182,036	890
*	TransAtlantic
	Petroleum Ltd.	663,156	875
*	Harvest Natural
	Resources Inc.	131,788	872
*,^	Houston American
	Energy Corp.	75,009	813
*	Gastar Exploration Ltd.	268,756	771
*,^	Hyperdynamics Corp.	387,667	527
*	Oilsands Quest Inc.	3,458,636	155

Energy Index Fund

			Market
			Value•
		Shares	($000)
	Oil & Gas Refining & Marketing (3.4%)
	Marathon Petroleum Corp.	477,457	19,838
	Valero Energy Corp.	753,382	18,450
	HollyFrontier Corp.	290,087	9,466
	Sunoco Inc.	154,485	5,968
*	Tesoro Corp.	202,883	5,383
	World Fuel Services Corp.	105,175	4,382
*	CVR Energy Inc.	133,221	3,625
	Western Refining Inc.	102,667	1,863
*,^	Clean Energy Fuels Corp.	97,438	1,831
*	Rentech Inc.	628,602	1,119
*	Green Plains Renewable
	Energy Inc.	78,851	895
	Delek US Holdings Inc.	58,926	778
*	Gevo Inc.	75,357	754
	Alon USA Energy Inc.	72,752	684
*	Amyris Inc.	92,840	499

	Oil & Gas Storage & Transportation (5.1%)
	El Paso Corp.	1,019,395	28,349
	Spectra Energy Corp.	860,812	27,012
	Williams Cos. Inc.	782,889	23,393
*	Kinder Morgan
	Management LLC	122,667	9,834
	Southern Union Co.	168,434	7,401
^	Kinder Morgan Inc.	163,716	5,769
*	Cheniere Energy Inc.	200,711	3,019
*	Enbridge Energy
	Management LLC	60,763	2,052
*	SemGroup Corp. Class A	71,046	2,016
	Targa Resources Corp.	43,860	1,949
	Crosstex Energy Inc.	98,468	1,352
^	Overseas Shipholding
	Group Inc.	91,113	806
			1,770,757
Total Common Stocks
(Cost $1,893,930)			2,216,331
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.111%
	(Cost $9,645)	9,644,501	9,645
Total Investments (100.4%)
(Cost $1,903,575)			2,225,976
Other Assets and Liabilities (–0.4%)
Other Assets			31,601
Liabilities[2]			(41,261)
			(9,660)
Net Assets (100%)			2,216,316

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,971,985
Undistributed Net Investment Income	5,567
Accumulated Net Realized Losses	(83,637)
Unrealized Appreciation (Depreciation)	322,401
Net Assets	2,216,316

Admiral Shares—Net Assets
Applicable to 4,761,643 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	259,344
Net Asset Value Per Share—
Admiral Shares	$54.47

ETF Shares—Net Assets
Applicable to 17,949,239 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,956,972
Net Asset Value Per Share—
ETF Shares	$109.03

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $9,139,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $9,645,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	16,932
Interest[1]	1
Security Lending	239
Total Income	17,172
Expenses
The Vanguard Group—Note B
Investment Advisory Services	99
Management and Administrative—
Admiral Shares	178
Management and Administrative—
ETF Shares	1,197
Marketing and Distribution—
Admiral Shares	23
Marketing and Distribution—
ETF Shares	252
Custodian Fees	20
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	58
Trustees’ Fees and Expenses	1
Total Expenses	1,828
Net Investment Income	15,344
Realized Net Gain (Loss) on
Investment Securities Sold	59,103
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	122,864
Net Increase (Decrease) in
Net Assets Resulting from Operations	197,311

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,344	28,868
Realized Net Gain (Loss)	59,103	99,840
Change in Unrealized Appreciation (Depreciation)	122,864	265,168
Net Increase (Decrease) in Net Assets Resulting from Operations	197,311	393,876
Distributions
Net Investment Income
Admiral Shares	(3,683)	(2,364)
ETF Shares	(27,747)	(19,009)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(31,430)	(21,373)
Capital Share Transactions
Admiral Shares	2,837	64,293
ETF Shares	28,826	409,546
Net Increase (Decrease) from Capital Share Transactions	31,663	473,839
Total Increase (Decrease)	197,544	846,342
Net Assets
Beginning of Period	2,018,772	1,172,430
End of Period[2]	2,216,316	2,018,772

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $5,567,000 and $21,654,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$50.17	$37.58	$37.34	$54.66	$50.36	$40.36
Investment Operations
Net Investment Income	.407	.708	.654	.578	.504	.501[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.704	12.508	.166	(17.335)	4.246	9.944
Total from Investment Operations	5.111	13.216	.820	(16.757)	4.750	10.445
Distributions
Dividends from Net Investment Income	(.811)	(.626)	(.580)	(.563)	(.450)	(.445)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.811)	(.626)	(.580)	(.563)	(.450)	(.445)
Net Asset Value, End of Period	$54.47	$50.17	$37.58	$37.34	$54.66	$50.36

Total Return[2]	10.36%	35.21%	2.05%	–30.51%	9.42%	26.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$259	$237	$131	$108	$148	$115
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.55%	1.48%	1.71%	1.81%	0.99%	1.16%
Portfolio Turnover Rate[3]	11%	11%	16%	25%	11%	15%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$100.41	$75.20	$74.74	$109.54	$100.92	$80.90
Investment Operations
Net Investment Income	.815	1.417	1.312	1.191	1.059	1.080[1]
Net Realized and Unrealized Gain (Loss)
on Investments	9.423	25.040	.341	(34.808)	8.501	19.869
Total from Investment Operations	10.238	26.457	1.653	(33.617)	9.560	20.949
Distributions
Dividends from Net Investment Income	(1.618)	(1.247)	(1.193)	(1.183)	(.940)	(.929)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.618)	(1.247)	(1.193)	(1.183)	(.940)	(.929)
Net Asset Value, End of Period	$109.03	$100.41	$75.20	$74.74	$109.54	$100.92

Total Return	10.35%	35.22%	2.05%	-30.49%	9.47%	26.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,957	$1,782	$1,041	$869	$845	$656
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.55%	1.48%	1.71%	1.84%	1.04%	1.20%
Portfolio Turnover Rate[2]	11%	11%	16%	25%	11%	15%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $315,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Energy Index Fund

The following table summarizes the market value of the fund’s investments as of February 29, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,216,176	—	155
Temporary Cash Investments	9,645	—	—
Total	2,225,821	—	155

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended February 29, 2012. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of August 31, 2011	11
Sales	(11)
Transfers into Level 3	155
Balance as of February 29, 2012	155

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $20,886,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $121,837,000 to offset future net capital gains of $5,000 through August 31, 2013, $789,000 through August 31, 2014, $461,000 through August 31, 2015, $1,694,000 through August 31, 2016, $21,266,000 through August 31, 2017, $66,923,000 through August 31, 2018, and $30,699,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $1,903,575,000. Net unrealized appreciation of investment securities for tax purposes was $322,401,000, consisting of unrealized gains of $398,371,000 on securities that had risen in value since their purchase and $75,970,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $205,220,000 of investment securities and sold $188,149,000 of investment securities, other than temporary cash investments.

Energy Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	19,683	390	102,400	1,964
Issued in Lieu of Cash Distributions	2,872	58	1,734	35
Redeemed[1]	(19,718)	(406)	(39,841)	(776)
Net Increase (Decrease)—Admiral Shares	2,837	42	64,293	1,223
ETF Shares
Issued	95,711	903	644,467	6,203
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(66,885)	(700)	(234,921)	(2,300)
Net Increase (Decrease)—ETF Shares	28,826	203	409,546	3,903
1 Net of redemption fees for fiscal 2012 and 2011 of $155,000 and $212,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Financials Index Fund

Fund Profile
As of February 29, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	508	506	2,485
Median Market Cap	$20.4B	$20.4B	$34.8B
Price/Earnings Ratio	15.8x	15.8x	16.4x
Price/Book Ratio	1.1x	1.1x	2.3x
Yield[3]		2.3%	2.0%
Admiral Shares	2.1%
ETF Shares	2.1%
Return on Equity	9.1%	9.1%	18.2%
Earnings Growth Rate	–1.0%	–1.0%	7.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	8%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.23%
ETF Shares	0.23%
Short-Term Reserves	0.1%	—	—

Volatility Measures[6]
	Fund Versus		Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared		1.00	0.86
Beta		1.00	1.33

Subindustry Diversification
(% of equity exposure)

Asset Management & Custody Banks	7.8%
Consumer Finance	5.0
Diversified Banks	9.7
Diversified Financial Services	14.6
Diversified REITs	1.0
Insurance Brokers	2.0
Investment Banking & Brokerage	5.2
Life & Health Insurance	5.8
Mortgage REITs	2.1
Multi-line Insurance	2.3
Office REITs	2.8
Property & Casualty Insurance	10.2
Regional Banks	9.7
Reinsurance	1.5
Residential REITs	3.0
Retail REITs	4.5
Specialized Finance	2.5
Specialized REITs	6.9
Thrifts & Mortgage Finance	1.4
Other Financials	2.0

Ten Largest Holdings[8] (% of total net assets)

Wells Fargo & Co.	6.9%
JPMorgan Chase & Co.	6.6
Citigroup Inc.	4.3
Bank of America Corp.	3.6
Berkshire Hathaway Inc. Class B	3.1
US Bancorp	2.5
American Express Co.	2.4
Goldman Sachs Group Inc.	2.4
MetLife Inc.	1.8
Simon Property Group Inc.	1.8
Top Ten	35.4%

1 MSCI US IMI/Financials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.18% for Admiral Shares and 0.18% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–14.35%	–13.89%	–5.25%
Net Asset Value		–14.35	–13.86	–5.25
Admiral Shares[3]	2/4/2004	–14.39	–13.88	–5.09

1 Six months ended February 29, 2012.
2 Spliced US IMI/Financials 25/50: MSCI US IMI/Financials through February 26, 2010; MSCI US IMI/Financials 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Financials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Capital Markets (13.1%)
	Goldman Sachs Group Inc.	152,699	17,582
	Bank of New York
	Mellon Corp.	396,068	8,757
	Morgan Stanley	472,184	8,754
	BlackRock Inc.	34,117	6,789
	State Street Corp.	160,594	6,782
	Franklin Resources Inc.	50,438	5,946
	T. Rowe Price Group Inc.	82,506	5,081
	Charles Schwab Corp.	352,573	4,894
	Ameriprise Financial Inc.	73,888	4,120
	Invesco Ltd.	147,317	3,649
	Northern Trust Corp.	70,850	3,146
*	Affiliated Managers
	Group Inc.	16,950	1,803
	TD Ameritrade
	Holding Corp.	71,739	1,339
	Raymond James
	Financial Inc.	37,631	1,331
	Ares Capital Corp.	71,196	1,187
	Legg Mason Inc.	43,294	1,186
	Eaton Vance Corp.	38,448	1,108
*	American Capital Ltd.	111,597	994
	SEI Investments Co.	47,287	934
*	E*Trade Financial Corp.	92,634	892
	Waddell & Reed
	Financial Inc. Class A	27,851	879
	Jefferies Group Inc.	42,284	707
	Federated Investors Inc.
	Class B	30,567	626
*	Stifel Financial Corp.	16,562	622
	Janus Capital Group Inc.	60,481	533
	Apollo Investment Corp.	63,539	446
	Prospect Capital Corp.	39,668	429
*	Knight Capital Group Inc.
	Class A	30,195	400
	Greenhill & Co. Inc.	8,535	375
*	LPL Investment
	Holdings Inc.	8,769	299
	Fifth Street Finance Corp.	26,764	265
	Solar Capital Ltd.	11,245	259
*	Financial Engines Inc.	10,870	251
	BlackRock Kelso
	Capital Corp.	22,511	219
	Evercore Partners Inc.
	Class A	7,869	214
	Cohen & Steers Inc.	6,263	206
	PennantPark
	Investment Corp.	17,822	197
	BGC Partners Inc. Class A	26,262	185
	Main Street Capital Corp.	7,834	183
	Walter Investment
	Management Corp.	8,847	180
	KBW Inc.	10,872	180
	Triangle Capital Corp.	8,646	169

			Market
			Value•
		Shares	($000)
	Hercules Technology
	Growth Capital Inc.	15,933	164
*	Virtus Investment
	Partners Inc.	1,958	156
*	HFF Inc. Class A	10,725	155
*	Investment Technology
	Group Inc.	13,359	154
	Duff & Phelps Corp.
	Class A	10,737	148
*	Piper Jaffray Cos.	5,867	144
	MCG Capital Corp.	25,560	123
*	INTL. FCStone Inc.	5,213	118
	Epoch Holding Corp.	4,721	118
*	Safeguard Scientifics Inc.	6,882	116
	TICC Capital Corp.	10,818	106
*	ICG Group Inc.	12,015	104
	MVC Capital Inc.	7,645	96
	GFI Group Inc.	24,416	94
	Golub Capital BDC Inc.	5,752	86
	Capital Southwest Corp.	925	86
	Calamos Asset
	Management Inc. Class A	6,804	83
*	Ladenburg Thalmann
	Financial Services Inc.	36,388	74
	GAMCO Investors Inc.	1,562	72
	Westwood Holdings
	Group Inc.	1,769	68
*	Cowen Group Inc. Class A	21,418	60
	Oppenheimer Holdings Inc.
	Class A	3,273	55
	SWS Group Inc.	9,774	55
	Artio Global Investors Inc.
	Class A	10,732	51
	THL Credit Inc.	3,301	42
*	Gleacher & Co. Inc.	26,038	40
*	FBR & Co.	15,523	39
	Pzena Investment
	Management Inc. Class A	3,043	16
			96,721
Commercial Banks (19.4%)
	Wells Fargo & Co.	1,636,328	51,201
	US Bancorp	623,251	18,324
	PNC Financial Services
	Group Inc.	171,850	10,229
	BB&T Corp.	227,740	6,661
	Fifth Third Bancorp	300,499	4,090
	SunTrust Banks Inc.	175,447	4,028
	M&T Bank Corp.	36,959	3,017
*	CIT Group Inc.	62,341	2,538
	KeyCorp	311,259	2,521
	Regions Financial Corp.	411,156	2,368
	Comerica Inc.	65,375	1,941
	Huntington Bancshares Inc.	280,735	1,641
	Zions Bancorporation	59,929	1,139
	East West Bancorp Inc.	48,685	1,077
	First Niagara Financial
	Group Inc.	112,594	1,076

			Market
			Value•
		Shares	($000)
	Cullen/Frost Bankers Inc.	17,942	1,013
	Commerce Bancshares Inc.	25,352	979
	Hancock Holding Co.	26,371	895
*	Signature Bank	14,957	888
*	SVB Financial Group	14,067	834
*	First Republic Bank	27,582	827
	First Horizon National Corp.	85,370	802
	Associated Banc-Corp	57,070	756
	City National Corp.	15,576	732
	Valley National Bancorp	57,673	722
	Bank of Hawaii Corp.	15,356	706
	Prosperity Bancshares Inc.	14,496	634
*	Popular Inc.	333,683	634
	Fulton Financial Corp.	64,635	633
	CapitalSource Inc.	85,291	576
	FirstMerit Corp.	35,588	571
	Synovus Financial Corp.	256,046	543
	Susquehanna
	Bancshares Inc.	57,916	537
	FNB Corp.	45,191	533
	Webster Financial Corp.	24,152	528
	TCF Financial Corp.	49,017	528
	Iberiabank Corp.	9,771	518
	BOK Financial Corp.	8,958	481
	Trustmark Corp.	19,832	468
	Umpqua Holdings Corp.	37,314	460
	Westamerica Bancorporation	9,218	437
	UMB Financial Corp.	10,427	434
	United Bankshares Inc.	14,515	425
*	Texas Capital
	Bancshares Inc.	12,164	412
	Cathay General Bancorp	24,430	399
	Wintrust Financial Corp.	11,650	393
	Old National Bancorp	30,794	372
	National Penn
	Bancshares Inc.	41,758	365
	MB Financial Inc.	16,939	337
	International
	Bancshares Corp.	17,591	334
	Community Bank
	System Inc.	12,041	329
	BancorpSouth Inc.	27,189	322
	Glacier Bancorp Inc.	23,310	322
	First Citizens
	BancShares Inc. Class A	1,772	312
	First Financial Bancorp	18,838	308
	PrivateBancorp Inc. Class A	20,952	304
	CVB Financial Corp.	27,454	296
	First Financial
	Bankshares Inc.	8,244	282
	First Midwest Bancorp Inc.	24,044	278
	Park National Corp.	4,023	277
	Columbia Banking
	System Inc.	12,741	269
	Bank of the Ozarks Inc.	8,839	259
*	BBCN Bancorp Inc.	24,423	250
	NBT Bancorp Inc.	10,978	239

Financials Index Fund

			Market
			Value•
		Shares	($000)
*	Investors Bancorp Inc.	16,307	237
	Boston Private Financial
	Holdings Inc.	22,709	216
	PacWest Bancorp	9,836	214
	First Commonwealth
	Financial Corp.	33,932	203
*	Western Alliance Bancorp	24,546	200
	Chemical Financial Corp.	9,024	199
*	Sterling Financial Corp.	9,989	194
	S&T Bancorp Inc.	9,009	191
	Home Bancshares Inc.	7,365	186
	Independent Bank Corp.	6,635	182
*	Citizens Republic
	Bancorp Inc.	13,001	178
*	Pinnacle Financial
	Partners Inc.	10,724	178
	City Holding Co.	4,904	168
	Oriental Financial Group Inc.	14,224	167
	WesBanco Inc.	8,118	158
*	State Bank Financial Corp.	9,434	153
	SCBT Financial Corp.	4,610	143
	Sandy Spring Bancorp Inc.	7,848	142
	Community Trust
	Bancorp Inc.	4,328	133
	Lakeland Financial Corp.	5,127	129
	Renasant Corp.	8,395	127
	Simmons First National Corp.
	Class A	4,801	126
*	Central Pacific Financial Corp.	8,939	124
	First Busey Corp.	24,571	119
	1st Source Corp.	4,750	117
	Tompkins Financial Corp.	2,790	115
	First Financial Corp.	3,432	110
	Washington Trust
	Bancorp Inc.	4,641	109
	Southside Bancshares Inc.	4,966	106
*	West Coast Bancorp	6,041	104
	TowneBank	7,955	103
	Union First Market
	Bankshares Corp.	7,046	98
	Cardinal Financial Corp.	8,969	96
	SY Bancorp Inc.	4,329	94
	Sterling Bancorp	10,333	92
	Bancfirst Corp.	2,190	90
	StellarOne Corp.	7,696	90
*	Wilshire Bancorp Inc.	20,217	88
	Camden National Corp.	2,463	87
	Arrow Financial Corp.	3,599	87
*	Eagle Bancorp Inc.	5,573	86
	Republic Bancorp Inc.
	Class A	3,242	85
	Hudson Valley Holding Corp.	5,155	84
	Univest Corp. of Pennsylvania	5,179	82
*	United Community Banks Inc.	8,925	80
	First Connecticut Bancorp Inc.	5,931	77
	Trico Bancshares	4,471	72
	Lakeland Bancorp Inc.	7,765	70
	First Interstate
	Bancsystem Inc.	5,170	70
	Great Southern Bancorp Inc.	3,170	70
	CoBiz Financial Inc.	11,409	67
	Heartland Financial USA Inc.	3,896	61
	First Community
	Bancshares Inc.	4,905	61
*	Southwest Bancorp Inc.	6,171	53
	First Bancorp	5,210	52
*	Suffolk Bancorp	3,376	41
	Capital City Bank Group Inc.	3,424	27

			Market
			Value•
		Shares	($000)
*	Hampton Roads
	Bankshares Inc.	3,437	9
			143,404
Consumer Finance (5.1%)
	American Express Co.	341,437	18,059
	Capital One Financial Corp.	162,760	8,236
	Discover Financial Services	179,601	5,390
	SLM Corp.	166,816	2,629
*	Ezcorp Inc. Class A	14,611	460
	Cash America
	International Inc.	9,596	445
*	First Cash Financial
	Services Inc.	9,067	383
*	Credit Acceptance Corp.	3,282	316
*	World Acceptance Corp.	4,854	308
	Nelnet Inc. Class A	9,574	253
*	DFC Global Corp.	13,361	239
*	Green Dot Corp. Class A	6,843	219
	Advance America Cash
	Advance Centers Inc.	16,078	167
*	Netspend Holdings Inc.	11,841	102
*	First Marblehead Corp.	19,927	24
			37,230
Diversified Financial Services (17.3%)
	JPMorgan Chase & Co.	1,241,064	48,699
	Citigroup Inc.	954,937	31,819
	Bank of America Corp.	3,310,522	26,385
	CME Group Inc.	20,623	5,970
*	IntercontinentalExchange
	Inc.	23,651	3,263
	NYSE Euronext	85,606	2,548
	Moody’s Corp.	65,170	2,516
	Leucadia National Corp.	67,645	1,927
*	MSCI Inc. Class A	39,220	1,388
*	NASDAQ OMX Group Inc.	40,341	1,063
	CBOE Holdings Inc.	29,434	812
	MarketAxess Holdings Inc.	9,454	313
*	PHH Corp.	18,498	252
	Interactive Brokers
	Group Inc.	14,993	238
*	PICO Holdings Inc.	6,714	148
*	NewStar Financial Inc.	8,456	83
	Life Partners Holdings Inc.	3,346	14
			127,438
Insurance (21.8%)
*	Berkshire Hathaway Inc.
	Class B	296,372	23,250
	MetLife Inc.	345,467	13,318
	Prudential Financial Inc.	153,521	9,389
	ACE Ltd.	109,893	7,880
	Travelers Cos. Inc.	134,737	7,811
	Aflac Inc.	152,552	7,208
	Chubb Corp.	90,747	6,167
	Marsh &
	McLennan Cos. Inc.	175,978	5,491
	Allstate Corp.	165,062	5,188
*	American International
	Group Inc.	155,077	4,531
	Aon Corp.	94,949	4,445
	Progressive Corp.	191,277	4,097
	Loews Corp.	103,560	4,053
	Hartford Financial Services
	Group Inc.	138,383	2,866
	Principal Financial Group Inc.	99,603	2,755
	Lincoln National Corp.	98,468	2,446
	Unum Group	95,412	2,199
	XL Group plc Class A	104,741	2,179
	Willis Group Holdings plc	53,923	1,935

			Market
			Value•
		Shares	($000)
	Cincinnati Financial Corp.	50,427	1,774
*	Arch Capital Group Ltd.	43,910	1,627
	Torchmark Corp.	33,283	1,612
	Everest Re Group Ltd.	17,651	1,551
*	Genworth Financial Inc.
	Class A	159,669	1,451
	Reinsurance Group of
	America Inc. Class A	24,095	1,390
	WR Berkley Corp.	37,986	1,358
	PartnerRe Ltd.	20,883	1,325
	Assurant Inc.	30,017	1,275
	Arthur J Gallagher & Co.	37,047	1,264
	Axis Capital Holdings Ltd.	40,543	1,251
	RenaissanceRe Holdings Ltd.	16,975	1,222
*	Markel Corp.	2,981	1,216
	Fidelity National Financial Inc.
	Class A	67,919	1,172
	White Mountains Insurance
	Group Ltd.	2,222	1,103
	HCC Insurance Holdings Inc.	34,777	1,062
	Transatlantic Holdings Inc.	16,099	976
	Brown & Brown Inc.	39,831	941
	American Financial
	Group Inc.	24,365	912
	Assured Guaranty Ltd.	53,572	900
	Old Republic
	International Corp.	79,692	865
	ProAssurance Corp.	9,379	823
	Allied World Assurance Co.
	Holdings AG	11,867	783
	Protective Life Corp.	27,409	761
	Erie Indemnity Co. Class A	9,420	717
	Delphi Financial Group Inc.	16,064	716
	Validus Holdings Ltd.	20,872	636
	Alleghany Corp.	1,947	632
	Aspen Insurance
	Holdings Ltd.	23,052	612
	Hanover Insurance
	Group Inc.	14,719	601
*	CNO Financial Group Inc.	80,692	599
	StanCorp Financial Group Inc. 14,509		577
	Alterra Capital Holdings Ltd.	23,983	551
	First American Financial Corp. 34,086		525
*	MBIA Inc.	47,547	513
	Kemper Corp.	16,569	474
	Endurance Specialty
	Holdings Ltd.	11,783	453
	Platinum Underwriters
	Holdings Ltd.	12,115	431
	RLI Corp.	6,114	428
	Primerica Inc.	15,815	396
	Mercury General Corp.	8,832	379
	Montpelier Re Holdings Ltd.	19,885	343
	Argo Group International
	Holdings Ltd.	10,222	305
	Selective Insurance
	Group Inc.	17,459	300
	Tower Group Inc.	12,800	295
*	Enstar Group Ltd.	2,889	280
	Symetra Financial Corp.	26,812	267
*	Greenlight Capital Re Ltd.
	Class A	9,949	234
	Amtrust Financial
	Services Inc.	8,646	234
	Harleysville Group Inc.	3,999	226
	Horace Mann Educators Corp. 12,886		223
	American Equity Investment
	Life Holding Co.	18,377	222

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Infinity Property &
	Casualty Corp.	3,969	218
*	National Financial
	Partners Corp.	13,949	213
	Employers Holdings Inc.	11,299	195
	American National
	Insurance Co.	2,641	190
*	Navigators Group Inc.	3,914	184
	Safety Insurance Group Inc.	4,107	175
	FBL Financial Group Inc.
	Class A	4,947	168
	Flagstone Reinsurance
	Holdings SA	19,620	155
	Meadowbrook Insurance
	Group Inc.	16,312	155
	Maiden Holdings Ltd.	17,540	152
	United Fire Group Inc.	7,241	145
*	Citizens Inc.	12,886	138
*	AMERISAFE Inc.	5,884	133
*	Hilltop Holdings Inc.	14,226	117
*	eHealth Inc.	7,042	106
	National Western Life
	Insurance Co. Class A	766	104
	OneBeacon Insurance
	Group Ltd. Class A	6,741	103
*	Global Indemnity plc	4,502	86
*	Phoenix Cos. Inc.	39,224	81
	State Auto Financial Corp.	5,464	76
	Stewart Information
	Services Corp.	5,801	76
	Presidential Life Corp.	6,225	67
	Baldwin & Lyons Inc.	2,643	56
	National Interstate Corp.	2,275	55
	Kansas City Life Insurance Co.	1,430	46
	Donegal Group Inc. Class A	2,610	36
	EMC Insurance Group Inc.	1,685	35
	Crawford & Co. Class B	4,125	18
	Crawford & Co. Class A	5,308	18
			161,292
Real Estate Investment Trusts (21.2%)
	Simon Property Group Inc.	96,028	13,010
	American Tower
	Corporation	128,560	8,045
	Public Storage	47,567	6,377
	Equity Residential	96,945	5,515
	Annaly Capital
	Management Inc.	316,931	5,267
	HCP Inc.	133,231	5,263
	Ventas Inc.	94,057	5,260
	ProLogis Inc.	149,683	5,038
	Boston Properties Inc.	48,241	4,899
	Vornado Realty Trust	54,283	4,436
	AvalonBay Communities Inc.	31,108	4,034
	Health Care REIT Inc.	68,680	3,739
	Weyerhaeuser Co.	174,832	3,652
	Host Hotels & Resorts Inc.	230,743	3,641
	Digital Realty Trust Inc.	34,286	2,486
	Kimco Realty Corp.	132,942	2,443
	Macerich Co.	42,909	2,317
	American Capital
	Agency Corp.	73,258	2,250
	General Growth
	Properties Inc.	137,476	2,237
	SL Green Realty Corp.	28,176	2,143
	Plum Creek Timber Co. Inc.	52,593	2,059
	Federal Realty Investment
	Trust	20,787	1,982
	UDR Inc.	71,212	1,782
	Rayonier Inc.	39,825	1,773

		Market
		Value•
	Shares	($000)
Realty Income Corp.	43,240	1,595
Camden Property Trust	25,313	1,569
Essex Property Trust Inc.	11,156	1,562
Alexandria Real Estate
Equities Inc.	20,163	1,445
Taubman Centers Inc.	18,830	1,301
Liberty Property Trust	37,656	1,277
Regency Centers Corp.	29,244	1,251
BRE Properties Inc.	24,625	1,193
Duke Realty Corp.	82,704	1,148
Senior Housing
Properties Trust	53,204	1,139
Chimera Investment Corp.	332,272	1,020
DDR Corp.	71,872	1,016
Hospitality Properties Trust	40,382	999
Piedmont Office Realty
Trust Inc. Class A	55,921	985
Apartment Investment &
Management Co.	39,518	982
American Campus
Communities Inc.	23,240	956
Kilroy Realty Corp.	21,688	951
Weingarten Realty Investors	37,351	930
BioMed Realty Trust Inc.	49,708	916
Home Properties Inc.	15,853	914
National Retail
Properties Inc.	33,673	897
MFA Financial Inc.	115,876	846
Equity Lifestyle
Properties Inc.	12,619	839
Douglas Emmett Inc.	39,469	832
Tanger Factory Outlet
Centers	28,369	831
Mack-Cali Realty Corp.	28,193	806
CBL & Associates
Properties Inc.	45,554	803
Mid-America Apartment
Communities Inc.	12,389	773
Extra Space Storage Inc.	29,155	769
Highwoods Properties Inc.	23,778	761
Post Properties Inc.	16,997	742
LaSalle Hotel Properties	27,507	734
Hatteras Financial Corp.	25,047	713
Two Harbors
Investment Corp.	68,236	701
Entertainment
Properties Trust	15,138	689
Omega Healthcare
Investors Inc.	33,598	684
Invesco Mortgage
Capital Inc.	37,309	639
Washington REIT	21,514	637
Starwood Property
Trust Inc.	30,352	599
Corporate Office
Properties Trust	23,208	569
Colonial Properties Trust	26,784	550
DiamondRock Hospitality Co.	54,504	543
RLJ Lodging Trust	30,898	541
Healthcare Realty Trust Inc.	25,148	520
CommonWealth REIT	27,213	506
Brandywine Realty Trust	44,091	477
CYS Investments Inc.	34,998	475
DuPont Fabros
Technology Inc.	20,308	465
DCT Industrial Trust Inc.	79,683	451
CubeSmart	38,120	430
Sovran Self Storage Inc.	8,922	424
EastGroup Properties Inc.	8,682	418

			Market
			Value•
		Shares	($000)
	Medical Properties Trust Inc.	42,725	415
	PS Business Parks Inc.	6,512	406
	Potlatch Corp.	12,967	400
	Lexington Realty Trust	45,999	398
	Equity One Inc.	20,398	388
	Capstead Mortgage Corp.	27,280	363
	National Health Investors Inc.	7,620	359
	Pebblebrook Hotel Trust	16,492	353
*	Sunstone Hotel
	Investors Inc.	38,520	346
	Glimcher Realty Trust	34,747	344
	Sun Communities Inc.	8,008	331
*	First Industrial Realty
	Trust Inc.	26,749	316
	ARMOUR Residential
	REIT Inc.	43,967	311
*	Strategic Hotels &
	Resorts Inc.	48,809	304
	LTC Properties Inc.	9,718	300
	Education Realty Trust Inc.	29,115	299
	Redwood Trust Inc.	25,413	294
	Acadia Realty Trust	13,732	291
	Government Properties
	Income Trust	12,190	284
	Anworth Mortgage
	Asset Corp.	42,708	278
	CreXus Investment Corp.	23,650	264
	Hersha Hospitality Trust
	Class A	50,349	253
	Alexander’s Inc.	662	251
	Inland Real Estate Corp.	28,756	249
	Franklin Street
	Properties Corp.	23,775	245
	Pennsylvania REIT	17,492	235
	American Assets Trust Inc.	10,764	232
	Cousins Properties Inc.	30,749	227
	First Potomac Realty Trust	16,484	218
	Investors Real Estate Trust	26,355	201
	Associated Estates
	Realty Corp.	13,470	201
	NorthStar Realty
	Finance Corp.	36,179	193
	Retail Opportunity
	Investments Corp.	16,063	187
	Newcastle Investment Corp.	33,803	184
	Colony Financial Inc.	10,620	177
	Chesapeake Lodging Trust	9,743	172
*	iStar Financial Inc.	24,074	170
	Sabra Health Care REIT Inc.	11,830	169
	PennyMac Mortgage
	Investment Trust	9,263	167
	Dynex Capital Inc.	16,375	156
	Ashford Hospitality Trust Inc.	18,081	153
	Saul Centers Inc.	3,981	151
	Getty Realty Corp.	8,822	150
	Universal Health Realty
	Income Trust	3,963	150
*	FelCor Lodging Trust Inc.	37,990	146
	Coresite Realty Corp.	6,565	140
	Ramco-Gershenson
	Properties Trust	12,323	136
	Resource Capital Corp.	23,379	135
	Urstadt Biddle Properties Inc.
	Class A	6,681	127
	Excel Trust Inc.	9,779	117
	Winthrop Realty Trust	9,896	113
	Campus Crest
	Communities Inc.	10,271	109
	Hudson Pacific Properties Inc.	6,661	102

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Kite Realty Group Trust	19,921	98
	Cedar Realty Trust Inc.	18,673	89
	Monmouth Real Estate
	Investment Corp. Class A	9,465	89
	CapLease Inc.	21,902	88
	Apollo Commercial Real
	Estate Finance Inc.	5,832	87
	Summit Hotel Properties Inc.	9,058	83
*	Rouse Properties Inc.	5,256	77
	Parkway Properties Inc.	7,394	74
	Cogdell Spencer Inc.	16,222	69
			156,875
Real Estate Management & Development (0.7%)
*	CBRE Group Inc. Class A	96,449	1,768
	Jones Lang LaSalle Inc.	14,156	1,152
*	Forest City Enterprises Inc.
	Class A	43,994	643
*	Howard Hughes Corp.	8,608	478
*	Altisource Portfolio
	Solutions SA	6,413	413
*	St. Joe Co.	22,643	365
*	Forestar Group Inc.	11,394	179
*	Tejon Ranch Co.	4,813	141
	Kennedy-Wilson Holdings Inc.	10,167	138
*	AV Homes Inc.	2,908	30
			5,307
Thrifts & Mortgage Finance (1.4%)
	New York Community
	Bancorp Inc.	142,159	1,850
	People’s United
	Financial Inc.	117,793	1,483
	Hudson City Bancorp Inc.	155,089	1,062
	Capitol Federal Financial Inc.	54,539	638
	Washington Federal Inc.	35,669	578
*	Ocwen Financial Corp.	32,637	526
	Northwest Bancshares Inc.	31,847	402
*	TFS Financial Corp.	29,940	280
*	MGIC Investment Corp.	58,301	263
	BankUnited Inc.	11,413	263
	Astoria Financial Corp.	28,691	252
	Provident Financial
	Services Inc.	17,930	246
	Brookline Bancorp Inc.	22,667	208

		Market
		Value•
	Shares	($000)
Oritani Financial Corp.	14,183	185
ViewPoint Financial Group	11,599	174
Radian Group Inc.	43,025	163
Trustco Bank Corp. NY	30,232	162
Dime Community
Bancshares Inc.	9,894	138
Berkshire Hills Bancorp Inc.	6,233	137
Flushing Financial Corp.	9,961	129
Rockville Financial Inc.	9,666	112
* Beneficial Mutual
Bancorp Inc.	12,178	110
Provident New York Bancorp	11,771	100
Northfield Bancorp Inc.	6,328	87
WSFS Financial Corp.	2,244	86
United Financial Bancorp Inc.	4,937	78
Territorial Bancorp Inc.	3,341	70
* Walker & Dunlop Inc.	5,535	69
Westfield Financial Inc.	8,517	68
Bank Mutual Corp.	15,033	59
* Doral Financial Corp.	39,900	56
* Flagstar Bancorp Inc.	74,063	53
First Financial Holdings Inc.	5,189	51
Home Federal Bancorp Inc.	4,724	47
Roma Financial Corp.	2,767	28
		10,213
Total Common Stocks
(Cost $896,860)		738,480
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.111%
(Cost $1,048)	1,048,137	1,048
Total Investments (100.1%)
(Cost $897,908)		739,528
Other Assets and Liabilities (–0.1%)
Other Assets		5,153
Liabilities		(5,897)
		(744)
Net Assets (100%)		738,784

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	1,152,294
Overdistributed Net Investment Income	(782)
Accumulated Net Realized Losses	(254,348)
Unrealized Appreciation (Depreciation)	(158,380)
Net Assets	738,784

Admiral Shares—Net Assets
Applicable to 4,573,497 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	70,982
Net Asset Value Per Share—
Admiral Shares	$15.52

ETF Shares—Net Assets
Applicable to 21,562,827 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	667,802
Net Asset Value Per Share—
ETF Shares	$30.97

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	5,816
Security Lending	3
Total Income	5,819
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative—
Admiral Shares	44
Management and Administrative—
ETF Shares	352
Marketing and Distribution—
Admiral Shares	6
Marketing and Distribution—
ETF Shares	77
Custodian Fees	18
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	23
Total Expenses	567
Net Investment Income	5,252
Realized Net Gain (Loss) on
Investment Securities Sold	2,726
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	62,524
Net Increase (Decrease) in
Net Assets Resulting from Operations	70,502

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,252	10,947
Realized Net Gain (Loss)	2,726	(28,096)
Change in Unrealized Appreciation (Depreciation)	62,524	19,290
Net Increase (Decrease) in Net Assets Resulting from Operations	70,502	2,141
Distributions
Net Investment Income
Admiral Shares	(818)	(1,122)
ETF Shares	(7,253)	(8,791)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(8,071)	(9,913)
Capital Share Transactions
Admiral Shares	2,455	(3,466)
ETF Shares	67,270	88,600
Net Increase (Decrease) from Capital Share Transactions	69,725	85,134
Total Increase (Decrease)	132,156	77,362
Net Assets
Beginning of Period	606,628	529,266
End of Period[1]	738,784	606,628

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($782,000) and $2,037,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.16	$13.99	$14.72	$20.38	$30.10	$29.86
Investment Operations
Net Investment Income	.123	.263	.209	.389	.700[1]	.770[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	1.425	.150	(.715)	(5.596)	(9.699)	.145
Total from Investment Operations	1.548	.413	(.506)	(5.207)	(8.999)	.915
Distributions
Dividends from Net Investment Income	(.188)	(.243)	(.224)	(.453)	(.721)	(.675)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.188)	(.243)	(.224)	(.453)	(.721)	(.675)
Net Asset Value, End of Period	$15.52	$14.16	$13.99	$14.72	$20.38	$30.10

Total Return[3]	11.17%	2.79%	–3.52%	–25.35%	–30.36%	2.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$71	$62	$65	$74	$81	$19
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.96%	1.63%	1.36%	2.97%	3.06%	2.37%
Portfolio Turnover Rate[4]	8%	10%	11%	17%	10%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.01, $.00, and $.00.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.25	$27.92	$29.38	$40.66	$60.04	$59.57
Investment Operations
Net Investment Income	.245	.526	.417	.784	1.449[1]	1.557[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	2.848	.287	(1.425)	(11.150)	(19.368)	.282
Total from Investment Operations	3.093	.813	(1.008)	(10.366)	(17.919)	1.839
Distributions
Dividends from Net Investment Income	(.373)	(.483)	(.452)	(.914)	(1.461)	(1.369)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.373)	(.483)	(.452)	(.914)	(1.461)	(1.369)
Net Asset Value, End of Period	$30.97	$28.25	$27.92	$29.38	$40.66	$60.04

Total Return	11.18%	2.73%	–3.51%	–25.31%	–30.30%	2.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$668	$544	$464	$580	$651	$282
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.96%	1.63%	1.36%	3.00%	3.11%	2.41%
Portfolio Turnover Rate[3]	8%	10%	11%	17%	10%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.01, $.02, $.01, and $.01.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $109,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

Financials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $652,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $226,839,000 to offset future net capital gains of $85,000 through August 31, 2014, $11,000 through August 31, 2015, $1,313,000 through August 31, 2016, $28,618,000 through August 31, 2017, $129,445,000 through August 31, 2018, and $67,366,000 through August 31, 2019. In addition, the fund realized losses of $29,453,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $897,908,000. Net unrealized depreciation of investment securities for tax purposes was $158,380,000, consisting of unrealized gains of $32,371,000 on securities that had risen in value since their purchase and $190,751,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $122,362,000 of investment securities and sold $52,591,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	9,509	673	26,207	1,651
Issued in Lieu of Cash Distributions	716	54	1,004	64
Redeemed[1]	(7,770)	(564)	(30,677)	(1,938)
Net Increase (Decrease)—Admiral Shares	2,455	163	(3,466)	(223)
ETF Shares
Issued	93,620	3,300	148,362	4,527
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(26,350)	(1,000)	(59,762)	(1,900)
Net Increase (Decrease)—ETF Shares	67,270	2,300	88,600	2,627
1 Net of redemption fees for fiscal 2012 and 2011 of $31,000 and $134,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Health Care Index Fund

Fund Profile
As of February 29, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	298	296	2,485
Median Market Cap	$33.9B	$33.9B	$34.8B
Price/Earnings Ratio	18.0x	18.0x	16.4x
Price/Book Ratio	2.7x	2.7x	2.3x
Yield[3]		2.0%	2.0%
Admiral Shares	1.8%
ETF Shares	1.8%
Return on Equity	18.7%	18.7%	18.2%
Earnings Growth Rate	9.5%	9.5%	7.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	10%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.1%	—	—

Volatility Measures[6]
Fund Versus		Fund Versus
Spliced Index[7]		Broad Index[2]
R-Squared	1.00	0.61
Beta	1.00	0.60

Subindustry Diversification
(% of equity exposure)

Biotechnology		14.0%
Health Care Distributors		6.0
Health Care Equipment		3.5
Health Care Facilities		15.5
Health Care Services		1.6
Health Care Supplies		1.3
Health Care Technology		1.3
Life Sciences Tools & Services		4.8
Managed Health Care		8.6
Pharmaceuticals		43.4

Ten Largest Holdings[8] (% of total net assets)

Johnson & Johnson	10.5%
Pfizer Inc.	9.6
Merck & Co. Inc.	6.9
Abbott Laboratories	5.2
UnitedHealth Group Inc.	3.5
Bristol-Myers Squibb Co.	3.2
Amgen Inc.	3.2
Eli Lilly & Co.	2.4
Medtronic Inc.	2.4
Gilead Sciences Inc.	2.0
Top Ten	48.9%

1 MSCI US IMI/Health Care 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.18% for Admiral Shares and 0.18% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		10.55%	3.31%	3.89%
Net Asset Value		10.57	3.31	3.89
Admiral Shares[3]	2/5/2004	10.57	3.29	3.86

1 Six months ended February 29, 2012.
2 Spliced US IMI/Health Care 25/50: MSCI US IMI/Health Care through February 26, 2010; MSCI US IMI/Health Care 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Health Care Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Biotechnology (14.0%)
	Amgen Inc.	406,395	27,615
*	Gilead Sciences Inc.	384,724	17,505
*	Celgene Corp.	227,431	16,676
*	Biogen Idec Inc.	118,226	13,770
*	Alexion Pharmaceuticals Inc.	94,765	7,935
*	Vertex Pharmaceuticals Inc.	106,761	4,155
*	Regeneron
	Pharmaceuticals Inc.	37,119	3,890
*	BioMarin Pharmaceutical Inc.	58,464	2,090
*	Cubist Pharmaceuticals Inc.	31,538	1,352
*	Cepheid Inc.	32,792	1,324
*	United Therapeutics Corp.	26,989	1,288
*	Onyx Pharmaceuticals Inc.	32,603	1,249
*	Amylin Pharmaceuticals Inc.	67,386	1,152
*	Ariad Pharmaceuticals Inc.	79,130	1,135
*	Medivation Inc.	16,993	1,113
*	Myriad Genetics Inc.	43,413	1,051
*	Incyte Corp. Ltd.	58,268	988
*	Seattle Genetics Inc.	50,090	925
*	Alkermes plc	49,841	878
*	Dendreon Corp.	76,318	859
*	Human Genome
	Sciences Inc.	101,717	802
*	Theravance Inc.	41,502	776
*	Pharmacyclics Inc.	28,161	709
*	Halozyme Therapeutics Inc.	48,146	554
*	Immunogen Inc.	39,247	540
*	Acorda Therapeutics Inc.	20,147	527
*	Ironwood
	Pharmaceuticals Inc.
	Class A	34,773	466
	PDL BioPharma Inc.	70,842	452
*	Isis Pharmaceuticals Inc.	47,982	437
*	Exelixis Inc.	74,260	422
*	Spectrum
	Pharmaceuticals Inc.	29,377	417
*	Micromet Inc.	37,323	410
*	Idenix Pharmaceuticals Inc.	34,779	409
*	InterMune Inc.	28,577	384
*	Opko Health Inc.	74,396	368
*	Rigel Pharmaceuticals Inc.	36,293	363
*	Momenta
	Pharmaceuticals Inc.	22,058	323
*	Alnylam Pharmaceuticals Inc.	23,192	309
*	NPS Pharmaceuticals Inc.	43,645	298
*	Dynavax Technologies Corp.	69,059	290
*	Ardea Biosciences Inc.	13,401	286
*	Exact Sciences Corp.	28,586	268
*	Neurocrine Biosciences Inc.	32,712	257
*	Achillion Pharmaceuticals Inc.	23,092	242
*	Genomic Health Inc.	7,529	220
*	AVEO Pharmaceuticals Inc.	15,390	201
*	Emergent Biosolutions Inc.	12,550	192
*	Arqule Inc.	26,240	186
*	AMAG Pharmaceuticals Inc.	10,873	172

			Market
			Value•
		Shares	($000)
*	Protalix BioTherapeutics Inc.	31,990	171
*	ZIOPHARM Oncology Inc.	33,511	165
*	Lexicon Pharmaceuticals Inc.	95,113	162
*	Raptor Pharmaceutical Corp.	22,956	160
*	Progenics
	Pharmaceuticals Inc.	16,058	157
*	MannKind Corp.	57,664	135
*	Geron Corp.	67,341	135
*	Ligand Pharmaceuticals Inc.
	Class B	9,026	132
*	Sangamo Biosciences Inc.	24,826	131
*	Arena Pharmaceuticals Inc.	73,488	131
*	Immunomedics Inc.	36,413	130
*	Enzon Pharmaceuticals Inc.	17,319	122
*	Cell Therapeutics Inc.	93,335	119
*	PROLOR Biotech Inc.	17,428	101
*	Aegerion
	Pharmaceuticals Inc.	5,934	99
*	Targacept Inc.	14,541	99
*	Savient Pharmaceuticals Inc.	35,513	71
*	Orexigen Therapeutics Inc.	17,969	70
*	Dyax Corp.	46,521	69
*	Novavax Inc.	53,054	67
*	Biotime Inc.	12,550	63
*	Allos Therapeutics Inc.	39,305	59
*	Trius Therapeutics Inc.	11,271	57
*	SIGA Technologies Inc.	19,172	55
*	Metabolix Inc.	16,580	46
*	Osiris Therapeutics Inc.	8,280	43
*	Codexis Inc.	10,205	40
*	Nabi Biopharmaceuticals	14,598	27
*	BioMimetic Therapeutics Inc.	10,233	21
*	Forest Laboratories Inc.
	Contingent Value Rights
	Exp. 04/14/2018	8,685	8
			121,075
Health Care Equipment & Supplies (16.7%)
	Medtronic Inc.	540,862	20,618
	Baxter International Inc.	288,820	16,789
	Covidien plc	247,171	12,915
*	Intuitive Surgical Inc.	19,975	10,220
	Becton Dickinson and Co.	110,117	8,393
	Stryker Corp.	147,029	7,887
	St. Jude Medical Inc.	163,425	6,883
*	Zimmer Holdings Inc.	91,853	5,580
*	Boston Scientific Corp.	757,921	4,714
*	Edwards Lifesciences Corp.	58,514	4,279
	CR Bard Inc.	43,976	4,117
*	Varian Medical Systems Inc.	57,715	3,766
*	CareFusion Corp.	114,929	2,966
	DENTSPLY International Inc.	72,459	2,803
*	Hologic Inc.	134,627	2,791
*	IDEXX Laboratories Inc.	28,789	2,469
*	ResMed Inc.	75,202	2,203
	Cooper Cos. Inc.	24,482	1,946
*	Gen-Probe Inc.	23,842	1,628
*	Sirona Dental Systems Inc.	28,494	1,422
	Teleflex Inc.	20,886	1,238

			Market
			Value•
		Shares	($000)
	Hill-Rom Holdings Inc.	31,939	1,085
*	Alere Inc.	41,932	1,066
*	Thoratec Corp.	30,767	1,061
	STERIS Corp.	29,567	928
*	Haemonetics Corp.	12,815	859
*	Zoll Medical Corp.	11,437	837
*	Align Technology Inc.	32,272	826
*	Volcano Corp.	26,996	757
	West Pharmaceutical
	Services Inc.	17,292	719
*	Masimo Corp.	27,702	604
*	MAKO Surgical Corp.	14,995	586
*	Cyberonics Inc.	12,755	475
*	NxStage Medical Inc.	22,685	454
*	Insulet Corp.	22,803	450
*	CONMED Corp.	14,434	431
*	Neogen Corp.	11,440	397
	Meridian Bioscience Inc.	21,217	382
*	Orthofix International NV	9,407	369
*	DexCom Inc.	34,164	369
*	Arthrocare Corp.	14,120	369
*	HeartWare International Inc.	5,017	368
	Analogic Corp.	6,342	361
*	ABIOMED Inc.	16,596	346
*	NuVasive Inc.	21,682	340
*	Wright Medical Group Inc.	20,234	335
*	Integra LifeSciences
	Holdings Corp.	10,393	328
*	Abaxis Inc.	11,566	307
*	ICU Medical Inc.	6,435	295
*	Greatbatch Inc.	11,881	294
*	Endologix Inc.	20,402	270
*	Merit Medical Systems Inc.	20,171	253
	Invacare Corp.	14,921	246
	Cantel Medical Corp.	11,799	238
*	OraSure Technologies Inc.	22,992	231
*	Accuray Inc.	32,850	223
*	Quidel Corp.	15,391	218
*	Conceptus Inc.	15,097	203
*	Staar Surgical Co.	18,210	190
	Atrion Corp.	819	169
*	AngioDynamics Inc.	12,789	166
*	Tornier NV	7,024	165
*	Natus Medical Inc.	15,003	157
*	Symmetry Medical Inc.	18,484	134
*,^	Navidea
	Biopharmaceuticals Inc.	43,681	131
*	Unilife Corp.	34,997	130
*	SurModics Inc.	8,507	121
*	Antares Pharma Inc.	47,327	119
*	Palomar Medical
	Technologies Inc.	9,512	105
*	RTI Biologics Inc.	26,945	100
	Kensey Nash Corp.	4,052	91
*	Exactech Inc.	4,068	65
			145,350

Health Care Index Fund

			Market
			Value•
		Shares	($000)
Health Care Providers & Services (19.7%)
	UnitedHealth Group Inc.	546,041	30,442
*	Medco Health
	Solutions Inc.	198,370	13,408
*	Express Scripts Inc.	236,258	12,600
	WellPoint Inc.	178,177	11,694
	McKesson Corp.	125,840	10,509
	Aetna Inc.	185,593	8,678
	Cardinal Health Inc.	177,001	7,354
	Humana Inc.	83,783	7,297
	Cigna Corp.	146,090	6,444
	AmerisourceBergen Corp.
	Class A	132,379	4,944
	Quest Diagnostics Inc.	80,742	4,687
*	Laboratory Corp. of
	America Holdings	50,829	4,569
*	DaVita Inc.	47,929	4,148
*	Henry Schein Inc.	46,298	3,427
*	Coventry Health Care Inc.	73,770	2,412
	HCA Holdings Inc.	89,342	2,383
	Omnicare Inc.	58,773	2,068
	Universal Health
	Services Inc. Class B	45,782	2,042
*	Mednax Inc.	25,090	1,866
*	AMERIGROUP Corp.	24,470	1,662
*	Health Net Inc.	42,407	1,600
	Patterson Cos. Inc.	48,584	1,551
*	WellCare Health Plans Inc.	21,922	1,488
*	Catalyst Health Solutions Inc.	23,118	1,434
*	HMS Holdings Corp.	43,607	1,405
*	Centene Corp.	25,857	1,262
*	Tenet Healthcare Corp.	222,121	1,255
	Lincare Holdings Inc.	45,219	1,215
*	Community Health
	Systems Inc.	47,203	1,191
*	HealthSouth Corp.	48,886	995
*	Brookdale Senior Living Inc.
	Class A	52,533	979
	Owens & Minor Inc.	32,564	976
*	Health Management
	Associates Inc. Class A	130,188	961
*	LifePoint Hospitals Inc.	24,606	959
*	VCA Antech Inc.	42,229	929
*	Magellan Health
	Services Inc.	14,489	685
*	PSS World Medical Inc.	27,027	655
	Chemed Corp.	10,111	625
*	MWI Veterinary Supply Inc.	6,271	543
*	Air Methods Corp.	5,865	529
*	Molina Healthcare Inc.	13,984	475
*	Accretive Health Inc.	17,620	458
*	Amsurg Corp. Class A	16,129	421
*	Team Health Holdings Inc.	14,929	324
*	Hanger Orthopedic
	Group Inc.	15,341	317
*	IPC The Hospitalist Co. Inc.	8,369	304
*	Kindred Healthcare Inc.	26,445	272
*	Emeritus Corp.	14,655	271
	Landauer Inc.	4,922	264
*	Bio-Reference Labs Inc.	12,804	258
*	Triple-S Management Corp.
	Class B	9,946	235
*	Select Medical
	Holdings Corp.	27,121	228
	Universal American Corp.	18,079	205
*	Sunrise Senior Living Inc.	26,100	202
	Ensign Group Inc.	6,940	190
*	Amedisys Inc.	14,779	190
	National Healthcare Corp.	4,140	186

			Market
			Value•
		Shares	($000)
*	PharMerica Corp.	14,959	183
	Assisted Living Concepts Inc.
	Class A	10,319	166
*	MModal Inc.	15,894	164
*	ExamWorks Group Inc.	15,670	162
*	Corvel Corp.	3,465	157
*	Vanguard Health
	Systems Inc.	15,693	156
*	BioScrip Inc.	22,152	140
*	LHC Group Inc.	8,245	140
*	Healthways Inc.	16,896	134
*	Gentiva Health Services Inc.	14,771	116
*	Almost Family Inc.	4,225	97
*	AMN Healthcare
	Services Inc.	16,535	88
*	Cross Country
	Healthcare Inc.	14,455	82
*	Skilled Healthcare
	Group Inc.	10,369	68
*	Sun Healthcare Group Inc.	12,977	58
			170,582
Health Care Technology (1.3%)
*	Cerner Corp.	73,774	5,447
*	Allscripts Healthcare
	Solutions Inc.	97,003	1,874
*	athenahealth Inc.	17,265	1,220
	Quality Systems Inc.	21,169	908
*	MedAssets Inc.	23,843	341
	Computer Programs &
	Systems Inc.	5,399	329
*	Omnicell Inc.	16,849	251
*	Medidata Solutions Inc.	10,798	215
*	HealthStream Inc.	9,654	197
*	Merge Healthcare Inc.	27,620	180
*	Transcend Services Inc.	4,889	105
*	Epocrates Inc.	7,851	73
			11,140
Life Sciences Tools & Services (4.8%)
*	Thermo Fisher Scientific Inc. 193,828		10,975
*	Agilent Technologies Inc.	177,860	7,758
*	Life Technologies Corp.	91,165	4,313
*	Waters Corp.	45,943	4,117
*	Illumina Inc.	62,092	3,182
*	Mettler-Toledo
	International Inc.	16,233	2,926
	PerkinElmer Inc.	57,858	1,562
*	Covance Inc.	31,142	1,486
	Techne Corp.	18,071	1,294
*	Bio-Rad Laboratories Inc.
	Class A	10,044	1,024
*	Charles River Laboratories
	International Inc.	22,714	798
*	PAREXEL International Corp.	30,313	742
*	Bruker Corp.	38,261	613
*	Luminex Corp.	19,462	437
*	Sequenom Inc.	56,666	245
*	eResearchTechnology Inc.	24,928	159
*	Affymetrix Inc.	34,332	143
*	Fluidigm Corp.	8,184	118
*	Pacific Biosciences of
	California Inc.	17,507	73
*	Enzo Biochem Inc.	17,327	45
*	Complete Genomics Inc.	7,787	29
*	Albany Molecular
	Research Inc.	10,529	29
			42,068
Pharmaceuticals (43.5%)
	Johnson & Johnson	1,398,649	91,024
	Pfizer Inc.	3,936,929	83,069

			Market
			Value•
		Shares	($000)
	Merck & Co. Inc.	1,561,035	59,585
	Abbott Laboratories	797,833	45,165
	Bristol-Myers Squibb Co.	867,918	27,921
	Eli Lilly & Co.	533,757	20,945
	Allergan Inc.	156,278	14,001
*	Mylan Inc.	218,237	5,115
*	Forest Laboratories Inc.	136,828	4,450
	Perrigo Co.	42,931	4,424
*	Watson
	Pharmaceuticals Inc.	65,170	3,801
*	Hospira Inc.	84,276	3,002
*	Endo Pharmaceuticals
	Holdings Inc.	59,783	2,216
*	Salix Pharmaceuticals Ltd.	30,286	1,494
*	Warner Chilcott plc Class A	71,655	1,199
*	Questcor
	Pharmaceuticals Inc.	30,501	1,186
*	Viropharma Inc.	36,045	1,156
	Medicis
	Pharmaceutical Corp.
	Class A	32,370	1,131
*	Vivus Inc.	45,518	1,024
*	Impax Laboratories Inc.	32,353	755
*	Par Pharmaceutical Cos. Inc.	18,582	690
*	Medicines Co.	27,809	596
*	Jazz Pharmaceuticals plc	9,759	512
*	Auxilium
	Pharmaceuticals Inc.	24,718	488
*	Akorn Inc.	33,618	421
*	Nektar Therapeutics	57,929	415
*	Optimer
	Pharmaceuticals Inc.	22,771	291
*	Hi-Tech Pharmacal Co. Inc.	4,773	191
*	Depomed Inc.	28,354	178
*	MAP Pharmaceuticals Inc.	10,031	161
*	AVANIR
	Pharmaceuticals Inc.	56,340	155
*	Cadence
	Pharmaceuticals Inc.	29,380	110
*	Obagi Medical Products Inc.	9,622	109
*	Sagent Pharmaceuticals Inc.	4,980	108
*	Pain Therapeutics Inc.	18,946	70
*	XenoPort Inc.	16,144	65
*	Pozen Inc.	12,601	55
*	Endocyte Inc.	11,779	42
*	Ampio Pharmaceuticals Inc.	8,098	31
*	Durect Corp.	36,379	27
*	Alimera Sciences Inc.	3,870	15
			377,393
Total Common Stocks
(Cost $837,544)			867,608
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.111%
	(Cost $639)	639,000	639
Total Investments (100.1%)
(Cost $838,183)			868,247
Other Assets and Liabilities (–0.1%)
Other Assets			6,487
Liabilities[2]			(7,125)
			(638)
Net Assets (100%)			867,609

Health Care Index Fund

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	871,384
Undistributed Net Investment Income	1,973
Accumulated Net Realized Losses	(35,812)
Unrealized Appreciation (Depreciation)	30,064
Net Assets	867,609

Admiral Shares—Net Assets
Applicable to 2,529,687 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	82,046
Net Asset Value Per Share—
Admiral Shares	$32.43

ETF Shares—Net Assets
Applicable to 12,116,850 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	785,563
Net Asset Value Per Share—
ETF Shares	$64.83

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $45,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $60,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	8,083
Security Lending	15
Total Income	8,098
Expenses
The Vanguard Group—Note B
Investment Advisory Services	55
Management and Administrative—
Admiral Shares	55
Management and Administrative—
ETF Shares	464
Marketing and Distribution—
Admiral Shares	8
Marketing and Distribution—
ETF Shares	100
Custodian Fees	11
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	28
Total Expenses	721
Net Investment Income	7,377
Realized Net Gain (Loss) on
Investment Securities Sold	16,635
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	58,052
Net Increase (Decrease) in
Net Assets Resulting from Operations	82,064

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,377	12,989
Realized Net Gain (Loss)	16,635	23,853
Change in Unrealized Appreciation (Depreciation)	58,052	86,151
Net Increase (Decrease) in Net Assets Resulting from Operations	82,064	122,993
Distributions
Net Investment Income
Admiral Shares	(1,286)	(1,048)
ETF Shares	(12,186)	(10,588)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(13,472)	(11,636)
Capital Share Transactions
Admiral Shares	872	10,635
ETF Shares	31,437	33,450
Net Increase (Decrease) from Capital Share Transactions	32,309	44,085
Total Increase (Decrease)	100,901	155,442
Net Assets
Beginning of Period	766,708	611,266
End of Period[1]	867,609	766,708

1 Net Assets—End of Period includes undistributed net investment income of $1,973,000 and $8,068,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.81	$24.87	$25.19	$28.68	$29.82	$27.99
Investment Operations
Net Investment Income	.285	.533	.729[1]	.398	.345	.392
Net Realized and Unrealized Gain (Loss)
on Investments	2.862	4.888	(.312)	(3.524)	(1.090)	1.736
Total from Investment Operations	3.147	5.421	.417	(3.126)	(.745)	2.128
Distributions
Dividends from Net Investment Income	(.527)	(.481)	(.737)	(.364)	(.395)	(.298)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.527)	(.481)	(.737)	(.364)	(.395)	(.298)
Net Asset Value, End of Period	$32.43	$29.81	$24.87	$25.19	$28.68	$29.82

Total Return[2]	10.69%	21.90%	1.41%	–10.74%	–2.59%	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$82	$75	$54	$111	$136	$132
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.74%	2.74%[1]	1.75%	1.36%	1.42%
Portfolio Turnover Rate[3]	10%	9%	10%	6%	8%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net income to average net assets include $.30 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$59.58	$49.72	$50.37	$57.36	$59.65	$55.99
Investment Operations
Net Investment Income	.570	1.057	1.483[1]	.809	.720	.809
Net Realized and Unrealized Gain (Loss)
on Investments	5.729	9.782	(.646)	(7.045)	(2.190)	3.466
Total from Investment Operations	6.299	10.839	.837	(6.236)	(1.470)	4.275
Distributions
Dividends from Net Investment Income	(1.049)	(.979)	(1.487)	(.754)	(.820)	(.615)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.049)	(.979)	(1.487)	(.754)	(.820)	(.615)
Net Asset Value, End of Period	$64.83	$59.58	$49.72	$50.37	$57.36	$59.65

Total Return	10.70%	21.90%	1.40%	–10.70%	–2.55%	7.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$786	$692	$558	$554	$614	$477
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.88%	1.74%	2.74%[1]	1.78%	1.41%	1.46%
Portfolio Turnover Rate[2]	10%	9%	10%	6%	8%	10%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net income to average net assets include $.62 and 1.17%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co., Inc., in November 2009.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $131,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Health Care Index Fund

The following table summarizes the market value of the fund’s investments as of February 29, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	867,600	—	8
Temporary Cash Investments	639	—	—
Total	868,239	—	8

There were no changes in investments valued based on Level 3 inputs during the six months ended February 29, 2012.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $8,103,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $42,427,000 to offset future net capital gains of $207,000 through August 31, 2014, $343,000 through August 31, 2015, $3,126,000 through August 31, 2016, $7,261,000 through August 31, 2017, $9,915,000 through August 31, 2018, and $21,575,000 through August 31, 2019. In addition, the fund realized losses of $2,025,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $838,183,000. Net unrealized appreciation of investment securities for tax purposes was $30,064,000, consisting of unrealized gains of $86,346,000 on securities that had risen in value since their purchase and $56,282,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $107,142,000 of investment securities and sold $79,992,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	5,633	184	23,041	773
Issued in Lieu of Cash Distributions	1,112	37	911	32
Redeemed[1]	(5,873)	(196)	(13,317)	(459)
Net Increase (Decrease)—Admiral Shares	872	25	10,635	346
ETF Shares
Issued	67,291	1,102	162,423	2,600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(35,854)	(600)	(128,973)	(2,200)
Net Increase (Decrease)—ETF Shares	31,437	502	33,450	400
1 Net of redemption fees for fiscal 2012 and 2011 of $31,000 and $58,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Industrials Index Fund

Fund Profile
As of February 29, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	369	368	2,485
Median Market Cap	$24.3B	$24.3B	$34.8B
Price/Earnings Ratio	16.4x	16.4x	16.4x
Price/Book Ratio	2.7x	2.7x	2.3x
Yield[3]		2.0%	2.0%
Admiral Shares	1.8%
ETF Shares	1.8%
Return on Equity	18.9%	18.9%	18.2%
Earnings Growth Rate	3.4%	3.4%	7.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	5%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus		Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared		1.00	0.93
Beta		1.00	1.29

Subindustry Diversification
(% of equity exposure)

Aerospace & Defense	20.6%
Air Freight & Logistics	6.4
Airlines	1.8
Building Products	1.2
Construction & Engineering	2.7
Construction & Farm Machinery &
Heavy Trucks	11.2
Diversified Support Services	1.1
Electrical Components & Equipment	6.1
Environmental & Facilities Services	2.7
Industrial Conglomerates	18.8
Industrial Machinery	11.2
Railroads	6.5
Research & Consulting Services	2.0
Trading Companies & Distributors	3.0
Trucking	1.6
Other Industrial	3.1

Ten Largest Holdings[8] (% of total net assets)

General Electric Co.	11.8%
Caterpillar Inc.	4.3
United Technologies Corp.	4.2
3M Co.	3.4
United Parcel Service Inc. Class B	3.3
Union Pacific Corp.	3.1
Boeing Co.	3.1
Honeywell International Inc.	2.6
Emerson Electric Co.	2.2
Deere & Co.	2.0
Top Ten	40.0%

1 MSCI US IMI/Industrials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.18% for Admiral Shares and 0.18% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		–2.28%	0.70%	4.96%
Net Asset Value		–2.20	0.71	4.96
Admiral Shares[3]	5/8/2006	–2.21	0.68	0.51

1 Six months ended February 29, 2012.
2 Spliced US IMI/Industrials 25/50: MSCI US IMI/Industrials through February 26, 2010; MSCI US IMI/Industrials 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Industrials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Aerospace & Defense (20.6%)
	United Technologies Corp.	261,767	21,954
	Boeing Co.	214,719	16,093
	Honeywell International Inc.	223,461	13,312
	Lockheed Martin Corp.	83,638	7,394
	Precision Castparts Corp.	43,849	7,342
	General Dynamics Corp.	92,050	6,741
	Raytheon Co.	105,249	5,317
	Goodrich Corp.	38,081	4,797
	Northrop Grumman Corp.	75,483	4,515
	Rockwell Collins Inc.	46,019	2,728
	Textron Inc.	84,592	2,327
	L-3 Communications
	Holdings Inc.	30,368	2,133
*	TransDigm Group Inc.	14,545	1,728
*	BE Aerospace Inc.	29,798	1,366
*	Spirit Aerosystems
	Holdings Inc. Class A	36,037	863
	Triumph Group Inc.	13,431	857
*	Hexcel Corp.	29,943	757
*	Teledyne Technologies Inc.	10,679	637
*	Esterline Technologies Corp.	9,308	605
	Alliant Techsystems Inc.	10,018	601
	Exelis Inc.	53,311	560
*	Moog Inc. Class A	11,960	525
	Curtiss-Wright Corp.	13,484	501
*	Huntington Ingalls
	Industries Inc.	13,938	500
	HEICO Corp. Class A	7,215	288
	AAR Corp.	12,302	271
*	Orbital Sciences Corp.	17,486	246
	Cubic Corp.	4,864	233
*	Ceradyne Inc.	7,193	222
	American Science &
	Engineering Inc.	2,774	202
	HEICO Corp.	3,246	178
*	DigitalGlobe Inc.	11,243	173
*	Aerovironment Inc.	5,352	152
	National Presto
	Industries Inc.	1,466	127
*	GeoEye Inc.	6,071	123
*	Astronics Corp.	2,834	95
*	GenCorp Inc.	13,409	80
*	Taser International Inc.	17,669	71
	Ducommun Inc.	3,078	47
*	KEYW Holding Corp.	3,863	27
			106,688
Air Freight & Logistics (6.4%)
	United Parcel Service Inc.
	Class B	220,056	16,920
	FedEx Corp.	91,644	8,247
	CH Robinson Worldwide Inc.	49,927	3,304
	Expeditors International of
	Washington Inc.	64,479	2,813
	UTi Worldwide Inc.	31,244	504
*	HUB Group Inc. Class A	11,060	394

			Market
			Value•
		Shares	($000)
*	Atlas Air Worldwide
	Holdings Inc.	7,867	336
	Forward Air Corp.	8,883	299
*	Air Transport Services
	Group Inc.	16,662	91
*	Pacer International Inc.	10,722	59
			32,967
Airlines (1.7%)
*	Delta Air Lines Inc.	257,619	2,527
	Southwest Airlines Co.	236,750	2,126
*	United Continental
	Holdings Inc.	100,614	2,078
*	Alaska Air Group Inc.	10,814	741
*	JetBlue Airways Corp.	75,790	387
*	US Airways Group Inc.	48,679	361
*	Spirit Airlines Inc.	14,156	276
*	Allegiant Travel Co.
	Class A	4,561	228
	SkyWest Inc.	15,582	178
*	Hawaiian Holdings Inc.	14,499	77
*	Republic Airways
	Holdings Inc.	13,965	74
			9,053
Building Products (1.2%)
	Masco Corp.	109,447	1,300
*	Owens Corning	34,922	1,105
*	Fortune Brands Home &
	Security Inc.	42,586	824
	AO Smith Corp.	11,879	536
	Lennox International Inc.	13,561	531
	Simpson
	Manufacturing Co. Inc.	11,600	346
*	USG Corp.	22,341	318
*	Armstrong World
	Industries Inc.	6,196	317
	Quanex Building
	Products Corp.	11,497	196
	Griffon Corp.	16,373	175
	Universal Forest Products Inc.	5,341	172
*	Gibraltar Industries Inc.	8,314	115
	Apogee Enterprises Inc.	8,602	114
*	Trex Co. Inc.	3,996	108
	AAON Inc.	5,654	105
*	Ameresco Inc. Class A	4,431	62
	American Woodmark Corp.	2,777	40
			6,364
Commercial Services & Supplies (5.4%)
	Waste Management Inc.	132,988	4,652
	Republic Services Inc.
	Class A	90,102	2,688
*	Stericycle Inc.	24,683	2,142
	Cintas Corp.	35,595	1,373
	Iron Mountain Inc.	42,335	1,314
	Waste Connections Inc.	35,588	1,157
	Pitney Bowes Inc.	60,992	1,106
*	Clean Harbors Inc.	14,519	975
	Avery Dennison Corp.	30,673	936

			Market
			Value•
		Shares	($000)
*	Copart Inc.	16,815	837
	RR Donnelley & Sons Co.	56,758	784
*	Corrections Corp. of
	America	30,260	758
	Covanta Holding Corp.	37,682	615
*	Tetra Tech Inc.	18,774	461
	Mine Safety Appliances Co.	10,450	385
	Deluxe Corp.	15,328	378
	Healthcare Services
	Group Inc.	19,282	376
*	Portfolio Recovery
	Associates Inc.	5,175	361
	United Stationers Inc.	12,327	358
	Rollins Inc.	17,648	358
	Brink’s Co.	14,053	355
	Herman Miller Inc.	16,603	349
	ABM Industries Inc.	15,159	344
*	Geo Group Inc.	19,538	344
	HNI Corp.	13,458	340
	Unifirst Corp.	4,492	270
*	Mobile Mini Inc.	11,585	250
	Steelcase Inc. Class A	26,436	232
	Knoll Inc.	14,552	224
	McGrath Rentcorp	7,008	223
	Interface Inc. Class A	17,773	218
*	KAR Auction Services Inc.	12,461	200
*	ACCO Brands Corp.	16,758	198
	G&K Services Inc. Class A	5,714	190
*	Team Inc.	5,662	173
*	SYKES Enterprises Inc.	12,200	168
*	Encore Capital Group Inc.	6,564	146
*	Consolidated Graphics Inc.	2,957	138
	Ennis Inc.	7,936	133
	Quad/Graphics Inc.	8,565	128
	Viad Corp.	6,219	121
*	InnerWorkings Inc.	9,267	106
	US Ecology Inc.	5,569	105
*	EnergySolutions Inc.	24,265	102
*	Swisher Hygiene Inc.	34,479	102
*	Standard Parking Corp.	4,886	88
	Multi-Color Corp.	3,689	81
*	Cenveo Inc.	17,148	67
*	Metalico Inc.	12,963	65
*	American Reprographics Co.	10,422	55
	Schawk Inc. Class A	4,683	52
	Kimball International Inc.
	Class B	7,925	49
*	EnerNOC Inc.	5,958	47
			27,677
Construction & Engineering (2.7%)
	Fluor Corp.	51,595	3,120
*	Jacobs Engineering
	Group Inc.	38,967	1,801
	KBR Inc.	45,438	1,650
*	Quanta Services Inc.	62,532	1,307
*	URS Corp.	24,206	1,057
*	Foster Wheeler AG	35,557	876

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	AECOM Technology Corp.	31,571	737
*	Shaw Group Inc.	19,808	573
	EMCOR Group Inc.	20,095	559
*	MasTec Inc.	17,796	313
	Granite Construction Inc.	10,422	298
*	Dycom Industries Inc.	10,062	214
*	Aegion Corp. Class A	11,784	208
*	Tutor Perini Corp.	9,313	147
*	Layne Christensen Co.	5,980	145
	Comfort Systems USA Inc.	11,528	132
	Primoris Services Corp.	8,572	132
*	MYR Group Inc.	6,112	122
	Great Lakes Dredge &
	Dock Corp.	16,971	120
*	Furmanite Corp.	10,619	78
*	Northwest Pipe Co.	2,839	69
*	Michael Baker Corp.	2,524	61
*	Orion Marine Group Inc.	8,206	60
*	Pike Electric Corp.	5,667	51
*	Sterling Construction Co. Inc.	4,771	49
			13,879
Electrical Equipment (6.4%)
	Emerson Electric Co.	223,743	11,257
	Rockwell Automation Inc.	43,142	3,451
	Cooper Industries plc	48,078	2,943
	Roper Industries Inc.	29,339	2,685
	AMETEK Inc.	48,707	2,318
	Hubbell Inc. Class B	15,743	1,184
*	Thomas & Betts Corp.	15,069	1,088
*	Babcock & Wilcox Co.	34,077	877
*	Sensata Technologies
	Holding NV	26,776	868
	Regal-Beloit Corp.	12,627	852
	Acuity Brands Inc.	12,792	796
	Belden Inc.	14,246	562
*	General Cable Corp.	15,867	491
*	EnerSys	14,505	487
	Brady Corp. Class A	14,784	472
*	GrafTech International Ltd.	34,922	444
*	Polypore International Inc.	10,459	430
*	II-VI Inc.	15,971	374
	Franklin Electric Co. Inc.	5,918	296
*	Generac Holdings Inc.	8,062	205
	AZZ Inc.	3,734	187
	Encore Wire Corp.	5,680	166
*	Global Power Equipment
	Group Inc.	4,863	118
*	Powell Industries Inc.	2,837	93
*	Capstone Turbine Corp.	79,507	88
	Thermon Group Holdings Inc. 3,611		73
*	American
	Superconductor Corp.	14,711	66
	Preformed Line Products Co.	821	54
	Vicor Corp.	6,379	52
*	A123 Systems Inc.	28,770	52
			33,029
Industrial Conglomerates (18.8%)
	General Electric Co.	3,210,519	61,160
	3M Co.	202,472	17,737
	Danaher Corp.	177,412	9,373
	Tyco International Ltd.	140,490	7,280
	Carlisle Cos. Inc.	18,614	908
	Raven Industries Inc.	5,153	325
*	Seaboard Corp.	111	212
	Standex International Corp.	3,809	146
			97,141
Machinery (22.4%)
	Caterpillar Inc.	196,639	22,458
	Deere & Co.	125,876	10,439

			Market
			Value•
		Shares	($000)
	Illinois Tool Works Inc.	132,246	7,365
	Cummins Inc.	55,757	6,723
	Eaton Corp.	96,549	5,039
	PACCAR Inc.	98,041	4,511
	Parker Hannifin Corp.	45,943	4,126
	Ingersoll-Rand plc	94,933	3,786
	Stanley Black & Decker Inc.	48,796	3,748
	Dover Corp.	56,374	3,609
	Joy Global Inc.	31,961	2,779
	Pall Corp.	35,035	2,223
	Flowserve Corp.	16,896	2,003
	Donaldson Co. Inc.	21,407	1,572
*	AGCO Corp.	29,555	1,526
	Xylem Inc.	53,322	1,385
	Timken Co.	25,150	1,318
*	WABCO Holdings Inc.	19,954	1,187
	Pentair Inc.	29,967	1,154
	SPX Corp.	15,511	1,134
	Lincoln Electric Holdings Inc.	24,133	1,115
	Kennametal Inc.	24,163	1,113
	Wabtec Corp.	14,557	1,088
	IDEX Corp.	25,375	1,061
	Gardner Denver Inc.	15,383	1,057
	Snap-on Inc.	16,803	1,027
	Nordson Corp.	17,510	963
	Graco Inc.	18,150	929
*	Navistar International Corp.	20,961	876
*	Terex Corp.	33,352	847
	Trinity Industries Inc.	24,216	842
	Woodward Inc.	17,811	780
	Valmont Industries Inc.	6,834	759
	CLARCOR Inc.	14,393	726
	Crane Co.	14,146	687
	ITT Corp.	26,760	668
*	Oshkosh Corp.	27,795	648
	Toro Co.	9,323	632
	Robbins & Myers Inc.	12,563	613
*	Chart Industries Inc.	8,956	612
	Manitowoc Co. Inc.	37,849	596
	Actuant Corp. Class A	20,954	590
*	Colfax Corp.	16,909	575
	Harsco Corp.	24,539	545
	Mueller Industries Inc.	11,625	535
*	Middleby Corp.	5,351	523
	Barnes Group Inc.	14,204	393
	Kaydon Corp.	9,716	366
	Watts Water
	Technologies Inc. Class A	8,175	323
*	RBC Bearings Inc.	6,712	305
	Titan International Inc.	12,125	299
	ESCO Technologies Inc.	7,968	285
	Briggs & Stratton Corp.	15,212	258
*	Blount International Inc.	14,776	253
	Lindsay Corp.	3,854	253
*	EnPro Industries Inc.	6,286	238
*	Astec Industries Inc.	5,851	222
*	Wabash National Corp.	20,806	220
	Tennant Co.	5,114	210
	Sun Hydraulics Corp.	6,253	205
	Albany International Corp.	8,497	203
*	Meritor Inc.	27,135	201
*	Sauer-Danfoss Inc.	3,666	198
*	Greenbrier Cos. Inc.	7,705	195
*	Trimas Corp.	7,338	178
	Gorman-Rupp Co.	5,740	166
*	Altra Holdings Inc.	8,147	159
	CIRCOR International Inc.	4,716	156
	Cascade Corp.	2,853	152

			Market
			Value•
		Shares	($000)
	John Bean
	Technologies Corp.	8,722	151
	NACCO Industries Inc.
	Class A	1,514	148
	Mueller Water Products Inc.
	Class A	47,497	141
	FreightCar America Inc.	3,624	100
*	Commercial Vehicle
	Group Inc.	7,898	95
*	American Railcar
	Industries Inc.	3,231	95
*	Columbus McKinnon Corp.	5,536	92
	LB Foster Co. Class A	3,118	92
	Dynamic Materials Corp.	4,111	92
*	Federal Signal Corp.	19,021	89
*	Accuride Corp.	10,806	86
	Twin Disc Inc.	2,604	83
*	Kadant Inc.	3,706	81
*	PMFG Inc.	4,882	80
	Douglas Dynamics Inc.	5,725	74
	Alamo Group Inc.	2,733	73
	Ampco-Pittsburgh Corp.	2,163	46
*	Energy Recovery Inc.	11,176	24
*	Tecumseh Products Co.
	Class A	4,124	19
			115,591
Marine (0.3%)
*	Kirby Corp.	15,233	1,045
	Alexander & Baldwin Inc.	12,677	589
*	Genco Shipping &
	Trading Ltd.	9,942	68
*	Eagle Bulk Shipping Inc.	18,891	30
	Baltic Trading Ltd.	5,047	23
			1,755
Professional Services (2.9%)
*	Verisk Analytics Inc. Class A	42,274	1,839
	Equifax Inc.	36,903	1,551
	Dun & Bradstreet Corp.	14,835	1,226
*	IHS Inc. Class A	12,851	1,215
	Robert Half International Inc.	41,508	1,180
	Towers Watson & Co.
	Class A	17,024	1,089
	Manpower Inc.	24,720	1,065
*	Nielsen Holdings NV	27,311	805
*	Acacia Research Corp.	13,047	515
*	FTI Consulting Inc.	12,481	500
*	CoStar Group Inc.	7,606	456
	Corporate Executive
	Board Co.	10,124	420
*	Advisory Board Co.	4,978	403
*	Huron Consulting Group Inc.	6,452	246
*	Korn/Ferry International	14,342	229
	Insperity Inc.	7,235	218
*	Navigant Consulting Inc.	15,691	212
*	TrueBlue Inc.	12,192	202
*	Exponent Inc.	4,105	198
	Resources Connection Inc.	13,614	178
*	On Assignment Inc.	11,296	157
*	ICF International Inc.	5,990	155
*	Kforce Inc.	9,789	138
	Kelly Services Inc. Class A	9,192	138
	Heidrick & Struggles
	International Inc.	5,428	110
*	Pendrell Corp.	43,179	105
*	Mistras Group Inc.	4,555	102
*	CBIZ Inc.	13,201	86
*	Dolan Co.	8,814	79
*	CRA International Inc.	3,288	78
*	RPX Corp.	3,708	63

Industrials Index Fund

			Market
			Value•
		Shares	($000)
	CDI Corp.	4,006	60
*	Hill International Inc.	7,598	41
			15,059
Road & Rail (8.1%)
	Union Pacific Corp.	146,904	16,196
	Norfolk Southern Corp.	108,391	7,468
	CSX Corp.	319,293	6,708
*	Kansas City Southern	33,404	2,324
	JB Hunt Transport
	Services Inc.	28,398	1,454
*	Hertz Global Holdings Inc.	82,366	1,178
	Ryder System Inc.	15,451	822
	Landstar System Inc.	14,339	775
*	Genesee & Wyoming Inc.
	Class A	12,193	725
*	Dollar Thrifty Automotive
	Group Inc.	8,825	670
*	Old Dominion Freight
	Line Inc.	13,098	570
	Con-way Inc.	16,691	493
*	Avis Budget Group Inc.	31,493	406
	Werner Enterprises Inc.	13,118	318
	Knight Transportation Inc.	18,107	310
*	Swift Transportation Co.	24,019	282
	Amerco Inc.	2,341	244
	Heartland Express Inc.	16,245	235
*	RailAmerica Inc.	7,174	148
	Arkansas Best Corp.	7,402	132
	Marten Transport Ltd.	5,048	105
	Celadon Group Inc.	6,937	102
*	Saia Inc.	4,589	75
*	Roadrunner Transportation
	Systems Inc.	4,126	74
*	Zipcar Inc.	3,582	47
*	Patriot Transportation
	Holding Inc.	1,676	38
			41,899
Trading Companies & Distributors (3.0%)
	Fastenal Co.	85,284	4,493
	WW Grainger Inc.	18,030	3,745
	MSC Industrial Direct Co. Inc.
	Class A	14,096	1,119

			Market
			Value•
		Shares	($000)
*	WESCO International Inc.	13,155	827
*	United Rentals Inc.	18,932	789
	GATX Corp.	12,751	555
	Watsco Inc.	7,758	554
*	Air Lease Corp.	20,799	511
	Applied Industrial
	Technologies Inc.	11,517	463
*	RSC Holdings Inc.	17,155	382
*	Beacon Roofing Supply Inc.	13,990	330
	Aircastle Ltd.	17,999	245
	TAL International Group Inc.	6,593	238
	Kaman Corp.	6,792	234
*	Interline Brands Inc.	10,136	208
*	Rush Enterprises Inc.
	Class A	8,255	197
*	H&E Equipment Services Inc.	8,537	148
*	Titan Machinery Inc.	5,039	132
*	DXP Enterprises Inc.	3,022	112
	Houston Wire & Cable Co.	5,162	73
*	CAI International Inc.	3,530	71
	SeaCube Container
	Leasing Ltd.	3,383	55
			15,481
Transportation Infrastructure (0.1%)
	Macquarie
	Infrastructure Co. LLC	12,644	378
			378
Total Investments (100.0%)
(Cost $523,638)			516,961
Other Assets and Liabilities (0.0%)
Other Assets			4,635
Liabilities			(4,556)
			79
Net Assets (100%)			517,040

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	548,693
Undistributed Net Investment Income	1,592
Accumulated Net Realized Losses	(26,568)
Unrealized Appreciation (Depreciation)	(6,677)
Net Assets	517,040

Admiral Shares—Net Assets
Applicable to 428,733 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,114
Net Asset Value Per Share—
Admiral Shares	$35.25

ETF Shares—Net Assets
Applicable to 7,314,450 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	501,926
Net Asset Value Per Share—
ETF Shares	$68.62

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	5,432
Interest[1]	1
Security Lending	4
Total Income	5,437
Expenses
The Vanguard Group—Note B
Investment Advisory Services	35
Management and Administrative—
Admiral Shares	10
Management and Administrative—
ETF Shares	282
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	65
Custodian Fees	15
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	16
Total Expenses	425
Net Investment Income	5,012
Realized Net Gain (Loss) on
Investment Securities Sold	3,786
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	61,550
Net Increase (Decrease) in
Net Assets Resulting from Operations	70,348

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,012	7,993
Realized Net Gain (Loss)	3,786	16,274
Change in Unrealized Appreciation (Depreciation)	61,550	15,673
Net Increase (Decrease) in Net Assets Resulting from Operations	70,348	39,940
Distributions
Net Investment Income
Admiral Shares	(279)	(137)
ETF Shares	(8,530)	(5,705)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(8,809)	(5,842)
Capital Share Transactions
Admiral Shares	(1,043)	7,281
ETF Shares	(9,167)	122,759
Net Increase (Decrease) from Capital Share Transactions	(10,210)	130,040
Total Increase (Decrease)	51,329	164,138
Net Assets
Beginning of Period	465,711	301,573
End of Period[2]	517,040	465,711

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $1,592,000 and $5,389,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$30.89	$26.57	$23.85	$34.20	$37.94	$30.72
Investment Operations
Net Investment Income	.378	.511	.446[1]	.635	.576[1]	.510[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.609	4.248	2.619	(10.428)	(3.816)	7.090
Total from Investment Operations	4.987	4.759	3.065	(9.793)	(3.240)	7.600
Distributions
Dividends from Net Investment Income	(.627)	(.439)	(.345)	(.557)	(.500)	(.380)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.627)	(.439)	(.345)	(.557)	(.500)	(.380)
Net Asset Value, End of Period	$35.25	$30.89	$26.57	$23.85	$34.20	$37.94

Total Return[2]	16.38%	17.79%	12.85%	–28.44%	–8.67%	24.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15	$14	$7	$6	$11	$4
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.17%	1.66%	1.69%	2.71%	1.63%	1.46%
Portfolio Turnover Rate[3]	5%	5%	10%	8%	7%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$60.12	$51.71	$46.45	$66.65	$73.94	$59.85
Investment Operations
Net Investment Income	.732	.992	.910[1]	1.253	1.157[1]	1.026[1]
Net Realized and Unrealized Gain (Loss)
on Investments	8.985	8.269	5.065	(20.342)	(7.466)	13.808
Total from Investment Operations	9.717	9.261	5.975	(19.089)	(6.309)	14.834
Distributions
Dividends from Net Investment Income	(1.217)	(.851)	(.715)	(1.111)	(.981)	(.744)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.217)	(.851)	(.715)	(1.111)	(.981)	(.744)
Net Asset Value, End of Period	$68.62	$60.12	$51.71	$46.45	$66.65	$73.94

Total Return	16.39%	17.79%	12.85%	–28.41%	–8.65%	24.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$502	$451	$295	$186	$347	$229
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.17%	1.66%	1.69%	2.74%	1.68%	1.50%
Portfolio Turnover Rate[2]	5%	5%	10%	8%	7%	13%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $76,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

Industrials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $3,879,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $23,825,000 to offset future net capital gains of $18,000 through August 31, 2014, $283,000 through August 31, 2015, $552,000 through August 31, 2016, $4,696,000 through August 31, 2017, $13,144,000 through August 31, 2018, and $5,132,000 through August 31, 2019. In addition, the fund realized losses of $2,467,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $523,638,000. Net unrealized depreciation of investment securities for tax purposes was $6,677,000, consisting of unrealized gains of $47,582,000 on securities that had risen in value since their purchase and $54,259,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $38,287,000 of investment securities and sold $53,021,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	1,300	39	10,577	311
Issued in Lieu of Cash Distributions	224	7	106	3
Redeemed[1]	(2,567)	(79)	(3,402)	(102)
Net Increase (Decrease)—Admiral Shares	(1,043)	(33)	7,281	212
ETF Shares
Issued	26,505	405	212,539	3,206
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(35,672)	(600)	(89,780)	(1,400)
Net Increase (Decrease)—ETF Shares	(9,167)	(195)	122,759	1,806
1 Net of redemption fees for fiscal 2012 and 2011 of $9,000 and $30,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Information Technology Index Fund

Fund Profile
As of February 29, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	413	412	2,485
Median Market Cap $109.3B		$109.3B	$34.8B
Price/Earnings Ratio	16.2x	16.2x	16.4x
Price/Book Ratio	3.4x	3.4x	2.3x
Yield[3]		1.0%	2.0%
Admiral Shares	0.8%
ETF Shares	0.8%
Return on Equity	25.6%	25.6%	18.2%
Earnings Growth Rate	24.1%	24.1%	7.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	8%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.1%	—	—

Volatility Measures[6]
	Fund Versus		Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared		1.00	0.89
Beta		1.00	1.10

Subindustry Diversification
(% of equity exposure)

Application Software	5.2%
Communications Equipment	10.3
Computer Hardware	19.9
Computer Storage & Peripherals	3.9
Data Processing & Outsourced Services	7.5
Electronic Components	1.3
Electronic Manufacturing Services	1.5
Internet Software & Services	9.3
IT Consulting & Other Services	10.8
Semiconductor Equipment	1.7
Semiconductors	11.7
Systems Software	14.5
Other Information Technology	2.4

Ten Largest Holdings[8] (% of total net assets)

Apple Inc.	17.1%
Microsoft Corp.	8.1
International Business Machines Corp.	7.9
Google Inc. Class A	5.4
Intel Corp.	4.6
Oracle Corp.	4.0
Cisco Systems Inc.	3.6
QUALCOMM Inc.	3.5
Visa Inc. Class A	2.1
EMC Corp.	1.9
Top Ten	58.2%

1 MSCI US IMI/Information Technology 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.18% for Admiral Shares and 0.18% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		0.53%	3.79%	3.01%
Net Asset Value		0.52	3.80	3.01
Admiral Shares[3]	3/25/2004	0.53	3.78	4.49

1 Six months ended February 29, 2012.
2 Spliced US IMI/Information Technology 25/50: MSCI US IMI/Information Technology through February 26, 2010; MSCI US IMI/Information Technology 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Information Technology Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (10.3%)
	Cisco Systems Inc.	4,261,886	84,726
	QUALCOMM Inc.	1,332,710	82,868
	Motorola Solutions Inc.	219,362	10,924
*	Juniper Networks Inc.	416,981	9,490
*	Motorola Mobility
	Holdings Inc.	225,647	8,958
*	F5 Networks Inc.	62,960	7,867
	Harris Corp.	91,742	4,003
*	Riverbed Technology Inc.	116,928	3,329
*	Polycom Inc.	140,483	2,901
*	JDS Uniphase Corp.	184,908	2,411
*	Brocade Communications
	Systems Inc.	387,248	2,238
	ADTRAN Inc.	48,134	1,697
*	Finisar Corp.	72,110	1,463
*	Viasat Inc.	31,572	1,456
*	Acme Packet Inc.	45,330	1,382
*	Aruba Networks Inc.	63,720	1,376
	InterDigital Inc.	35,804	1,355
	Plantronics Inc.	34,417	1,284
*	Ciena Corp.	76,318	1,139
*	Netgear Inc.	29,614	1,113
	Tellabs Inc.	273,571	1,083
*	Arris Group Inc.	89,536	1,020
*	EchoStar Corp. Class A	27,642	828
*	Emulex Corp.	69,029	722
*	Infinera Corp.	80,758	643
*	Harmonic Inc.	90,473	533
*	Loral Space &
	Communications Inc.	7,459	531
	Comtech
	Telecommunications Corp.	16,097	519
*	Sonus Networks Inc.	163,382	477
*	Ixia	29,879	413
	Black Box Corp.	14,113	380
*	Sycamore Networks Inc.	16,732	309
*	Oplink Communications Inc.	15,339	252
*	Extreme Networks	65,318	241
*	Globecomm Systems Inc.	16,031	232
*	Digi International Inc.	19,954	224
*	Symmetricom Inc.	35,848	210
*	Anaren Inc.	11,111	195
*	Oclaro Inc.	39,475	171
*	Calix Inc.	18,197	165
*	Aviat Networks Inc.	50,073	132
*	ShoreTel Inc.	23,937	129
	Bel Fuse Inc. Class B	7,317	128
*	Mitel Networks Corp.	14,105	55
*	Meru Networks Inc.	8,215	39
*	Powerwave
	Technologies Inc.	24,744	35
			241,646
Computers & Peripherals (23.9%)
*	Apple Inc.	736,879	399,713
*	EMC Corp.	1,617,175	44,780

			Market
			Value•
		Shares	($000)
	Hewlett-Packard Co.	1,575,254	39,870
*	Dell Inc.	1,281,748	22,174
*	NetApp Inc.	292,090	12,560
*	SanDisk Corp.	190,543	9,424
	Seagate Technology plc	332,901	8,742
*	Western Digital Corp.	185,435	7,278
*	NCR Corp.	124,971	2,714
	Lexmark International Inc.
	Class A	59,566	2,197
	Diebold Inc.	47,958	1,877
*	QLogic Corp.	79,759	1,371
*	Synaptics Inc.	26,002	956
*,^	Fusion-io Inc.	34,247	935
*	3D Systems Corp.	33,951	760
*	Electronics for Imaging Inc.	36,939	590
*	Stratasys Inc.	15,696	578
*	Quantum Corp.	172,333	453
*,^	OCZ Technology Group Inc.	50,161	431
*	Super Micro Computer Inc.	22,497	372
*	STEC Inc.	33,231	322
*	Avid Technology Inc.	30,119	321
*	Intermec Inc.	34,967	262
*	Silicon Graphics
	International Corp.	22,079	214
*	Cray Inc.	25,530	203
*	Intevac Inc.	19,127	151
*	Imation Corp.	24,046	150
*	Novatel Wireless Inc.	25,034	86
			559,484
Electronic Equipment, Instruments &
Components (4.2%)
	Corning Inc.	1,245,991	16,248
	TE Connectivity Ltd.	336,470	12,298
	Amphenol Corp. Class A	131,338	7,350
*	Trimble Navigation Ltd.	97,805	4,919
*	Avnet Inc.	117,570	4,202
*	Flextronics
	International Ltd.	565,412	3,986
	Jabil Circuit Inc.	148,547	3,837
*	Arrow Electronics Inc.	88,482	3,552
	FLIR Systems Inc.	123,642	3,236
*	Ingram Micro Inc.	121,607	2,326
	National Instruments Corp.	76,415	2,033
*	Tech Data Corp.	32,659	1,747
*	Dolby Laboratories Inc.
	Class A	41,414	1,577
*	Anixter International Inc.	22,123	1,538
*	Itron Inc.	32,117	1,427
*	Vishay Intertechnology Inc.	113,212	1,388
*	Universal Display Corp.	32,847	1,357
	Molex Inc. Class A	60,535	1,354
	Cognex Corp.	31,509	1,343
	Molex Inc.	48,886	1,325
*	FEI Co.	29,731	1,324
*	IPG Photonics Corp.	22,448	1,181
*	Coherent Inc.	18,650	1,035
*	Plexus Corp.	27,926	969
	Littelfuse Inc.	18,159	961

			Market
			Value•
		Shares	($000)
*	SYNNEX Corp.	20,221	834
*	OSI Systems Inc.	13,975	824
*	Scansource Inc.	21,503	796
*	Benchmark Electronics Inc.	47,133	774
*	Sanmina-SCI Corp.	63,934	742
*	Insight Enterprises Inc.	35,418	740
*	FARO Technologies Inc.	13,107	727
	MTS Systems Corp.	12,515	615
	AVX Corp.	39,816	527
*	Rofin-Sinar Technologies Inc.	22,233	521
*	Newport Corp.	29,353	491
*	TTM Technologies Inc.	41,267	483
*	Brightpoint Inc.	53,250	469
*	Rogers Corp.	12,550	465
	Park Electrochemical Corp.	15,354	438
*	Maxwell Technologies Inc.	20,710	377
*	DTS Inc.	13,384	376
*	Measurement
	Specialties Inc.	11,216	365
	Badger Meter Inc.	11,230	361
*	RealD Inc.	29,641	350
*	Checkpoint Systems Inc.	31,287	347
*	Mercury Computer
	Systems Inc.	23,705	341
*	Power-One Inc.	77,050	334
*	Kemet Corp.	34,489	311
	Electro Scientific
	Industries Inc.	22,431	310
	Methode Electronics Inc.	28,873	264
*	Fabrinet	14,643	262
	Daktronics Inc.	27,730	249
	Electro Rent Corp.	13,737	248
*	GSI Group Inc.	20,818	239
	CTS Corp.	22,800	227
*	Multi-Fineline Electronix Inc.	7,524	198
*	Aeroflex Holding Corp.	16,514	181
*	X-Rite Inc.	34,117	154
*	Agilysys Inc.	18,003	145
*	Echelon Corp.	24,822	122
	Pulse Electronics Corp.	34,104	105
*	Viasystems Group Inc.	4,428	82
			97,907
Internet Software & Services (9.3%)
*	Google Inc. Class A	202,957	125,478
*	eBay Inc.	921,120	32,921
*	Yahoo! Inc.	934,076	13,852
*	Equinix Inc.	37,667	5,280
*	Akamai Technologies Inc.	142,198	5,119
	VeriSign Inc.	119,770	4,426
*	Rackspace Hosting Inc.	83,170	4,345
	IAC/InterActiveCorp	60,400	2,754
	MercadoLibre Inc.	22,609	2,200
*	AOL Inc.	77,106	1,385
*	ValueClick Inc.	65,545	1,363
*	LinkedIn Corp. Class A	14,401	1,251
*	VistaPrint NV	30,440	1,238
	j2 Global Inc.	37,687	1,115
*	WebMD Health Corp.	43,904	1,091

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	DealerTrack Holdings Inc.	32,707	911
*	Bankrate Inc.	31,714	756
*	Constant Contact Inc.	22,047	667
*	Monster Worldwide Inc.	95,962	666
*	OpenTable Inc.	13,179	639
	Earthlink Inc.	84,229	629
*	Liquidity Services Inc.	14,384	622
*	LivePerson Inc.	37,339	563
*	Digital River Inc.	30,947	546
	NIC Inc.	45,108	545
*	Ancestry.com Inc.	23,101	526
*	LogMeIn Inc.	14,193	523
*	comScore Inc.	20,959	461
*	LoopNet Inc.	22,179	408
*	Cornerstone OnDemand Inc.	18,763	389
*	InfoSpace Inc.	31,531	366
	United Online Inc.	69,289	351
*	Dice Holdings Inc.	36,749	326
*	KIT Digital Inc.	32,063	324
*	Internap Network
	Services Corp.	38,869	291
*	Perficient Inc.	22,777	275
*	Move Inc.	31,276	274
*	Stamps.com Inc.	9,066	234
	Keynote Systems Inc.	11,444	228
*	QuinStreet Inc.	20,452	214
*	Vocus Inc.	15,435	209
*	Limelight Networks Inc.	53,437	201
	RealNetworks Inc.	18,254	185
*	XO Group Inc.	20,135	182
*	Responsys Inc.	15,056	182
*	IntraLinks Holdings Inc.	29,534	174
*	Active Network Inc.	10,613	170
*	SciQuest Inc.	11,203	169
*	Demand Media Inc.	23,005	158
*	Envestnet Inc.	12,343	154
*	Travelzoo Inc.	4,514	115
	Marchex Inc. Class B	18,022	77
*	TechTarget Inc.	8,869	61
			217,589
IT Services (18.3%)
	International Business
	Machines Corp.	934,528	183,850
	Visa Inc. Class A	413,559	48,126
	Mastercard Inc. Class A	86,603	36,373
	Accenture plc Class A	508,137	30,254
	Automatic Data
	Processing Inc.	387,508	21,049
*	Cognizant Technology
	Solutions Corp. Class A	239,530	16,995
*	Teradata Corp.	132,558	8,822
	Western Union Co.	490,754	8,573
	Paychex Inc.	258,602	8,094
*	Fiserv Inc.	111,551	7,396
	Fidelity National
	Information Services Inc.	189,837	6,024
*	Alliance Data Systems Corp.	39,578	4,803
*	VeriFone Systems Inc.	83,466	3,997
	Computer Sciences Corp.	122,958	3,905
	Global Payments Inc.	62,002	3,201
	Total System Services Inc.	135,783	2,971
*	Gartner Inc.	68,478	2,757
*	SAIC Inc.	216,558	2,646
	Broadridge Financial
	Solutions Inc.	98,443	2,396
	Jack Henry &
	Associates Inc.	65,354	2,205
*	NeuStar Inc. Class A	51,893	1,819
*	Wright Express Corp.	29,252	1,810

			Market
			Value•
		Shares	($000)
	DST Systems Inc.	27,868	1,477
	Lender Processing
	Services Inc.	66,459	1,465
*	Convergys Corp.	94,608	1,219
*	CACI International Inc.
	Class A	19,860	1,174
	MAXIMUS Inc.	27,225	1,136
	Sapient Corp.	87,837	1,097
*	CoreLogic Inc.	67,322	1,035
*	Acxiom Corp.	64,523	906
	Heartland Payment
	Systems Inc.	30,984	877
*	FleetCor Technologies Inc.	22,285	825
*	Cardtronics Inc.	29,655	788
*	Euronet Worldwide Inc.	36,632	707
	Syntel Inc.	13,206	676
	Mantech International Corp.
	Class A	18,625	625
*	Unisys Corp.	30,335	567
*	ServiceSource
	International Inc.	31,004	521
*	ExlService Holdings Inc.	16,960	472
*	CSG Systems
	International Inc.	26,969	432
*	iGate Corp.	24,342	424
*	Forrester Research Inc.	12,429	401
*	TNS Inc.	19,890	365
*,^	Higher One Holdings Inc.	24,486	360
*	TeleTech Holdings Inc.	22,156	338
	Cass Information
	Systems Inc.	7,124	274
*	Global Cash Access
	Holdings Inc.	45,554	253
*	MoneyGram
	International Inc.	13,516	242
*	CIBER Inc.	52,850	231
*	Virtusa Corp.	12,911	202
	ModusLink Global
	Solutions Inc.	34,292	191
*	Echo Global Logistics Inc.	8,632	161
*	NCI Inc. Class A	6,693	48
			427,555
Office Electronics (0.5%)
	Xerox Corp.	1,099,555	9,049
*	Zebra Technologies Corp.	41,157	1,582
			10,631
Semiconductors &
Semiconductor Equipment (13.4%)
	Intel Corp.	4,036,823	108,510
	Texas Instruments Inc.	905,870	30,211
	Broadcom Corp. Class A	385,368	14,316
	Applied Materials Inc.	1,044,565	12,785
	Altera Corp.	255,144	9,810
	Analog Devices Inc.	235,882	9,249
	Xilinx Inc.	208,987	7,718
*	NVIDIA Corp.	484,184	7,335
	Avago Technologies Ltd.	175,236	6,591
	Maxim Integrated
	Products Inc.	232,341	6,480
	KLA-Tencor Corp.	132,177	6,397
*	Marvell Technology
	Group Ltd.	409,492	6,142
	Linear Technology Corp.	180,621	6,047
*	Micron Technology Inc.	704,597	6,024
	Microchip Technology Inc.	151,574	5,467
*	Skyworks Solutions Inc.	149,018	4,019
*	Lam Research Corp.	94,766	3,952
*	LSI Corp.	450,667	3,876
*	Atmel Corp.	366,371	3,704

			Market
			Value•
		Shares	($000)
*	Advanced Micro
	Devices Inc.	469,651	3,452
*	ON Semiconductor Corp.	356,673	3,235
*	Cree Inc.	87,440	2,649
*	Novellus Systems Inc.	52,743	2,451
*	Teradyne Inc.	146,726	2,409
	Cypress
	Semiconductor Corp.	116,586	2,011
*	Semtech Corp.	52,596	1,510
*	Fairchild Semiconductor
	International Inc. Class A	100,564	1,467
*	First Solar Inc.	44,636	1,442
*	Microsemi Corp.	68,275	1,428
*	Silicon Laboratories Inc.	31,518	1,412
*	Cavium Inc.	37,018	1,323
*	Hittite Microwave Corp.	22,278	1,274
*	PMC - Sierra Inc.	184,225	1,266
*	International Rectifier Corp.	55,198	1,239
	MKS Instruments Inc.	39,350	1,179
*	Cirrus Logic Inc.	48,870	1,152
	Intersil Corp. Class A	99,265	1,124
*	Cymer Inc.	22,987	1,057
*	RF Micro Devices Inc.	218,194	1,041
*	Entegris Inc.	106,653	964
*	Cabot
	Microelectronics Corp.	18,359	923
*	GT Advanced
	Technologies Inc.	100,115	857
	Power Integrations Inc.	22,940	856
*	TriQuint Semiconductor Inc.	130,455	840
*	Veeco Instruments Inc.	30,685	830
*	Integrated Device
	Technology Inc.	114,314	790
*	Omnivision
	Technologies Inc.	47,186	772
*	Diodes Inc.	28,854	717
*	MEMC Electronic
	Materials Inc.	182,364	717
*	Tessera Technologies Inc.	40,039	673
*	Freescale Semiconductor
	Holdings I Ltd.	38,909	628
	Brooks Automation Inc.	51,615	617
*	Lattice Semiconductor Corp.	92,502	610
*	Kulicke & Soffa
	Industries Inc.	53,971	608
*	Volterra
	Semiconductor Corp.	19,721	606
*	Rambus Inc.	80,558	570
*	Spansion Inc. Class A	43,442	556
*	ATMI Inc.	25,080	553
*	Amkor Technology Inc.	86,130	550
*	Ultratech Inc.	20,032	545
*	Standard Microsystems Corp.	18,104	463
*	Monolithic Power
	Systems Inc.	24,810	461
*	Ceva Inc.	18,270	450
	Micrel Inc.	41,295	441
*	Entropic
	Communications Inc.	60,780	375
*	Advanced Energy
	Industries Inc.	30,702	368
*	Applied Micro Circuits Corp.	50,269	341
*	Silicon Image Inc.	63,337	327
*	Photronics Inc.	45,946	322
*	Nanometrics Inc.	15,227	267
*	LTX-Credence Corp.	38,701	261
*	Rudolph Technologies Inc.	24,792	245
*	MIPS Technologies Inc.
	Class A	41,118	237

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	IXYS Corp.	19,671	235
*	SunPower Corp. Class A	30,979	233
*	Inphi Corp.	14,931	214
	Cohu Inc.	18,805	211
*	Exar Corp.	29,746	208
*	Formfactor Inc.	39,755	203
*	Kopin Corp.	49,959	180
*	STR Holdings Inc.	22,651	161
*	Magnachip
	Semiconductor Corp.	13,846	160
*	Supertex Inc.	8,449	156
*	Pericom
	Semiconductor Corp.	19,453	150
*	Anadigics Inc.	52,986	136
*	Sigma Designs Inc.	23,617	136
*	Alpha & Omega
	Semiconductor Ltd.	13,464	133
*	Rubicon Technology Inc.	14,366	129
*	MaxLinear Inc.	15,951	88
			314,827
Software (20.1%)
	Microsoft Corp.	6,002,249	190,511
	Oracle Corp.	3,199,502	93,649
*	Salesforce.com Inc.	102,487	14,672
	Intuit Inc.	224,080	12,961
*	Adobe Systems Inc.	388,879	12,790
*	Citrix Systems Inc.	148,315	11,085
*	Symantec Corp.	584,627	10,430
	CA Inc.	312,912	8,458
*	Red Hat Inc.	152,889	7,562
*	Autodesk Inc.	180,272	6,823
*	VMware Inc. Class A	67,903	6,715
*	BMC Software Inc.	134,848	5,049
*	Nuance
	Communications Inc.	190,688	4,943
	Activision Blizzard Inc.	408,217	4,878
*	ANSYS Inc.	73,316	4,632
*	Electronic Arts Inc.	262,785	4,291
*	Informatica Corp.	84,398	4,149
*	TIBCO Software Inc.	131,322	3,804
*	Synopsys Inc.	113,792	3,467
*	MICROS Systems Inc.	63,613	3,303
*	Rovi Corp.	87,683	3,111
	Factset Research
	Systems Inc.	34,376	3,004
	Solera Holdings Inc.	55,965	2,686
*	Cadence Design
	Systems Inc.	215,909	2,541
*	Parametric
	Technology Corp.	94,017	2,510
*	Ariba Inc.	79,093	2,489
*	Concur Technologies Inc.	36,226	2,136
*	Fortinet Inc.	73,347	1,984
*	QLIK Technologies Inc.	59,704	1,807
*	CommVault Systems Inc.	33,263	1,715
*	Compuware Corp.	172,169	1,551
*	SolarWinds Inc.	40,682	1,516
*	Taleo Corp. Class A	32,955	1,510

			Market
			Value•
		Shares	($000)
*	Aspen Technology Inc.	70,287	1,445
*	Ultimate Software
	Group Inc.	19,688	1,375
*	Progress Software Corp.	50,736	1,177
*	ACI Worldwide Inc.	30,989	1,171
	Fair Isaac Corp.	28,249	1,144
*	Mentor Graphics Corp.	74,551	1,130
	Blackbaud Inc.	35,275	1,113
*	TiVo Inc.	95,034	1,069
*	Sourcefire Inc.	22,734	1,024
*	Quest Software Inc.	47,466	950
*	Take-Two Interactive
	Software Inc.	58,298	901
*	NetSuite Inc.	18,683	891
*	MicroStrategy Inc. Class A	6,473	878
*	JDA Software Group Inc.	33,605	842
*,^	Zynga Inc.	63,345	834
*	Bottomline Technologies Inc.	28,614	804
*	Manhattan Associates Inc.	16,774	778
*	Tyler Technologies Inc.	19,995	755
*	Synchronoss
	Technologies Inc.	21,064	705
*	Advent Software Inc.	26,891	692
	Ebix Inc.	29,259	682
*	VirnetX Holding Corp.	27,528	594
*	BroadSoft Inc.	15,798	575
*	RealPage Inc.	28,663	568
*	Netscout Systems Inc.	26,701	567
*	Websense Inc.	31,063	559
*	Kenexa Corp.	20,069	558
*	SS&C Technologies
	Holdings Inc.	26,678	553
*	Verint Systems Inc.	14,929	410
*	Monotype Imaging
	Holdings Inc.	28,135	395
	Pegasystems Inc.	13,158	370
	OPNET	12,245	350
*	Accelrys Inc.	43,203	343
*	Interactive Intelligence
	Group Inc.	10,975	307
*	Net 1 UEPS
	Technologies Inc.	29,970	296
	EPIQ Systems Inc.	25,070	288
*	PROS Holdings Inc.	15,741	276
*	VASCO Data Security
	International Inc.	23,776	215
*	Actuate Corp.	33,177	200
*	Deltek Inc.	16,140	178
*	Seachange International Inc.	20,099	138
*	TeleCommunication
	Systems Inc. Class A	40,253	108
*	TeleNav Inc.	14,135	95
*	Rosetta Stone Inc.	9,037	82
*	THQ Inc.	53,395	29
*	Motricity Inc.	18,188	24
			471,170
Total Common Stocks
(Cost $1,902,422)			2,340,809

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.111%
(Cost $2,571)	2,571,147	2,571
Total Investments (100.1%)
(Cost $1,904,993)		2,343,380
Other Assets and Liabilities (–0.1%)
Other Assets		17,712
Liabilities[2]		(19,773)
		(2,061)
Net Assets (100%)		2,341,319

At February 29, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,973,159
Undistributed Net Investment Income		2,595
Accumulated Net Realized Losses		(72,822)
Unrealized Appreciation (Depreciation)		438,387
Net Assets		2,341,319

Admiral Shares—Net Assets
Applicable to 2,019,931 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		73,246
Net Asset Value Per Share—
Admiral Shares		$36.26

ETF Shares—Net Assets
Applicable to 32,034,799 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,268,073
Net Asset Value Per Share—
ETF Shares		$70.80

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,249,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,329,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	10,191
Interest[1]	1
Security Lending	32
Total Income	10,224
Expenses
The Vanguard Group—Note B
Investment Advisory Services	96
Management and Administrative—
Admiral Shares	47
Management and Administrative—
ETF Shares	1,341
Marketing and Distribution—
Admiral Shares	5
Marketing and Distribution—
ETF Shares	258
Custodian Fees	22
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	58
Trustees’ Fees and Expenses	1
Total Expenses	1,828
Net Investment Income	8,396
Realized Net Gain (Loss) on
Investment Securities Sold	15,054
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	363,085
Net Increase (Decrease) in
Net Assets Resulting from Operations	386,535

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,396	13,488
Realized Net Gain (Loss)	15,054	34,979
Change in Unrealized Appreciation (Depreciation)	363,085	158,438
Net Increase (Decrease) in Net Assets Resulting from Operations	386,535	206,905
Distributions
Net Investment Income
Admiral Shares	(463)	(352)
ETF Shares	(14,955)	(8,695)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(15,418)	(9,047)
Capital Share Transactions
Admiral Shares	1,845	4,639
ETF Shares	178,814	403,796
Net Increase (Decrease) from Capital Share Transactions	180,659	408,435
Total Increase (Decrease)	551,776	606,293
Net Assets
Beginning of Period	1,789,543	1,183,250
End of Period[2]	2,341,319	1,789,543

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $2,595,000 and $9,617,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$30.30	$25.30	$24.39	$27.28	$29.95	$24.40
Investment Operations
Net Investment Income	.123	.238	.146	.163[1]	.121	.110[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.084	4.947	.882	(2.897)	(2.706)	5.500
Total from Investment Operations	6.207	5.185	1.028	(2.734)	(2.585)	5.610
Distributions
Dividends from Net Investment Income	(.247)	(.185)	(.118)	(.156)	(.085)	(.060)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.247)	(.185)	(.118)	(.156)	(.085)	(.060)
Net Asset Value, End of Period	$36.26	$30.30	$25.30	$24.39	$27.28	$29.95

Total Return[2]	20.61%	20.46%	4.17%	–9.79%	–8.67%	23.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$73	$60	$46	$33	$26	$12
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	0.85%	0.79%	0.69%	0.82%	0.46%	0.38%
Portfolio Turnover Rate[3]	8%	6%	9%	12%	11%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$59.17	$49.40	$47.64	$53.32	$58.52	$47.66
Investment Operations
Net Investment Income	.245	.464	.296	.331[1]	.249	.231[1]
Net Realized and Unrealized Gain (Loss)
on Investments	11.870	9.668	1.714	(5.685)	(5.274)	10.765
Total from Investment Operations	12.115	10.132	2.010	(5.354)	(5.025)	10.996
Distributions
Dividends from Net Investment Income	(.485)	(.362)	(.250)	(.326)	(.175)	(.136)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.485)	(.362)	(.250)	(.326)	(.175)	(.136)
Net Asset Value, End of Period	$70.80	$59.17	$49.40	$47.64	$53.32	$58.52

Total Return	20.62%	20.48%	4.17%	–9.78%	–8.62%	23.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,268	$1,730	$1,137	$639	$497	$439
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	0.85%	0.79%	0.69%	0.85%	0.51%	0.42%
Portfolio Turnover Rate[2]	8%	6%	9%	12%	11%	8%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $330,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

Information Technology Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $30,455,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $55,470,000 to offset future net capital gains of $63,000 through August 31, 2013, $188,000 through August 31, 2014, $612,000 through August 31, 2015, $218,000 through August 31, 2016, $14,014,000 through August 31, 2017, $20,048,000 through August 31, 2018, and $20,327,000 through August 31, 2019. In addition, the fund realized losses of $1,453,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $1,904,993,000. Net unrealized appreciation of investment securities for tax purposes was $438,387,000, consisting of unrealized gains of $530,498,000 on securities that had risen in value since their purchase and $92,111,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $343,671,000 of investment securities and sold $170,025,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	12,205	361	25,734	809
Issued in Lieu of Cash Distributions	428	14	331	10
Redeemed[1]	(10,788)	(330)	(21,426)	(672)
Net Increase (Decrease)—Admiral Shares	1,845	45	4,639	147
ETF Shares
Issued	262,304	4,100	504,551	7,919
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(83,490)	(1,300)	(100,755)	(1,700)
Net Increase (Decrease)—ETF Shares	178,814	2,800	403,796	6,219
1 Net of redemption fees for fiscal 2012 and 2011 of $16,000 and $70,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Materials Index Fund

Fund Profile
As of February 29, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	136	135	2,485
Median Market Cap	$15.4B	$15.4B	$34.8B
Price/Earnings Ratio	16.2x	16.2x	16.4x
Price/Book Ratio	2.5x	2.5x	2.3x
Yield[3]		1.9%	2.0%
Admiral Shares	1.7%
ETF Shares	1.7%
Return on Equity	19.0%	19.0%	18.2%
Earnings Growth Rate	2.0%	2.0%	7.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	11%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
	Fund Versus		Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared		1.00	0.89
Beta		1.00	1.47

Subindustry Diversification
(% of equity exposure)

Aluminum	2.0%
Commodity Chemicals	1.0
Construction Materials	1.9
Diversified Chemicals	20.6
Diversified Metals & Mining	8.8
Fertilizers & Agricultural Chemicals	12.2
Gold	5.9
Industrial Gases	9.4
Metal & Glass Containers	3.7
Paper Packaging	3.1
Paper Products	5.0
Precious Metals & Minerals	1.3
Specialty Chemicals	17.2
Steel	7.6
Other Materials	0.3

Ten Largest Holdings[8] (% of total net assets)

EI du Pont de Nemours & Co.	7.6%
Monsanto Co.	6.7
Freeport-McMoRan Copper & Gold Inc.	6.6
Dow Chemical Co.	6.4
Praxair Inc.	5.3
Newmont Mining Corp.	4.8
Air Products & Chemicals Inc.	3.1
Ecolab Inc.	2.9
Mosaic Co.	2.9
International Paper Co.	2.4
Top Ten	48.7%

1 MSCI US IMI/Materials 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.19% for Admiral Shares and 0.19% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		–9.57%	2.88%	7.13%
Net Asset Value		–9.45	2.90	7.14
Admiral Shares[3]	2/11/2004	–9.47	2.87	6.65

1 Six months ended February 29, 2012.
2 Spliced US IMI/Materials 25/50: MSCI US IMI/Materials through February 26, 2010; MSCI US IMI/Materials 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Materials Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (60.3%)
	EI du Pont de
	Nemours & Co.	1,178,503	59,927
	Monsanto Co.	683,052	52,854
	Dow Chemical Co.	1,507,598	50,520
	Praxair Inc.	382,330	41,674
	Air Products &
	Chemicals Inc.	268,393	24,220
	Ecolab Inc.	382,975	22,978
	Mosaic Co.	390,293	22,539
	PPG Industries Inc.	196,905	17,968
	LyondellBasell Industries
	NV Class A	368,365	15,906
	CF Industries Holdings Inc.	83,342	15,502
	Sherwin-Williams Co.	112,492	11,603
	Sigma-Aldrich Corp.	153,603	11,027
	Eastman Chemical Co.	175,462	9,498
	Celanese Corp. Class A	199,151	9,474
	FMC Corp.	89,743	8,882
	Airgas Inc.	92,001	7,574
	Albemarle Corp.	107,536	7,153
	Ashland Inc.	99,668	6,335
	International Flavors &
	Fragrances Inc.	103,202	5,886
*	WR Grace & Co.	94,260	5,369
	Valspar Corp.	113,339	5,253
*	Rockwood Holdings Inc.	83,465	4,444
	Solutia Inc.	155,847	4,381
	RPM International Inc.	167,239	3,992
	Cytec Industries Inc.	60,186	3,579
	Huntsman Corp.	242,562	3,313
	Cabot Corp.	81,453	3,300
	Scotts Miracle-Gro Co.
	Class A	54,348	2,546
	NewMarket Corp.	13,640	2,488
	Sensient Technologies Corp.	60,720	2,246
	Olin Corp.	102,329	2,152
*	Chemtura Corp.	125,312	1,945
	HB Fuller Co.	62,615	1,887
*	Intrepid Potash Inc.	67,207	1,700
	PolyOne Corp.	115,731	1,554
	Westlake Chemical Corp.	25,560	1,539
	Minerals Technologies Inc.	22,476	1,451
*	Georgia Gulf Corp.	43,456	1,402
	Innophos Holdings Inc.	27,663	1,394
*	Kraton Performance
	Polymers Inc.	40,756	1,133
*	OM Group Inc.	41,069	1,128
*	Calgon Carbon Corp.	71,816	1,085
	Balchem Corp.	36,772	1,002
	Koppers Holdings Inc.	26,358	992
	A Schulman Inc.	37,459	968
*	LSB Industries Inc.	22,823	918
	Stepan Co.	10,364	906
*	Innospec Inc.	26,937	834
	Kronos Worldwide Inc.	29,487	689

			Market
			Value•
		Shares	($000)
	Quaker Chemical Corp.	16,460	678
*	Flotek Industries Inc.	59,497	666
	Tredegar Corp.	28,212	656
*	Ferro Corp.	99,402	552
*	TPC Group Inc.	14,993	521
	American Vanguard Corp.	27,984	462
*	Zoltek Cos. Inc.	36,562	442
	Hawkins Inc.	11,152	432
	Zep Inc.	23,617	358
*	Omnova Solutions Inc.	51,742	264
*	Spartech Corp.	39,304	228
			472,369
Construction Materials (1.9%)
	Vulcan Materials Co.	164,907	7,348
	Martin Marietta
	Materials Inc.	58,332	5,009
	Eagle Materials Inc.	54,482	1,710
	Texas Industries Inc.	23,198	785
*	Headwaters Inc.	77,434	235
*	United States Lime &
	Minerals Inc.	2,779	169
			15,256
Containers & Packaging (6.9%)
	Ball Corp.	197,153	7,902
*	Crown Holdings Inc.	192,873	7,131
	Rock-Tenn Co. Class A	89,879	6,336
*	Owens-Illinois Inc.	209,597	5,009
	Aptargroup Inc.	84,246	4,446
	Sealed Air Corp.	220,438	4,327
	Sonoco Products Co.	127,603	4,190
	Bemis Co. Inc.	131,454	4,124
	Packaging Corp. of America	126,781	3,758
	Silgan Holdings Inc.	62,276	2,648
	Greif Inc. Class A	30,349	1,554
	Boise Inc.	122,098	1,005
*	Graphic Packaging
	Holding Co.	173,907	918
	Myers Industries Inc.	31,894	425
			53,773
Metals & Mining (25.6%)
	Freeport-McMoRan
	Copper & Gold Inc.	1,209,267	51,466
	Newmont Mining Corp.	631,298	37,499
	Nucor Corp.	404,081	17,590
	Alcoa Inc.	1,357,773	13,809
	Cliffs Natural
	Resources Inc.	182,373	11,577
	Allegheny
	Technologies Inc.	128,977	5,658
	Royal Gold Inc.	75,034	5,211
	Walter Energy Inc.	79,684	5,166
	Reliance Steel &
	Aluminum Co.	95,734	5,143
	United States Steel Corp.	183,694	5,000
	Steel Dynamics Inc.	265,094	3,926
*	Allied Nevada Gold Corp.	108,293	3,726
*	Coeur d’Alene Mines Corp.	114,436	3,255

			Market
			Value•
		Shares	($000)
	Compass Minerals
	International Inc.	42,055	3,030
	Carpenter Technology Corp.	56,371	2,892
*	Stillwater Mining Co.	146,873	2,086
	Commercial Metals Co.	147,426	1,959
^,*	Molycorp Inc.	74,991	1,852
	Hecla Mining Co.	354,903	1,803
	Titanium Metals Corp.	111,688	1,637
	Schnitzer Steel
	Industries Inc.	30,831	1,392
*	McEwen Mining Inc.	254,090	1,329
*	SunCoke Energy Inc.	88,796	1,273
	Worthington Industries Inc.	71,984	1,214
	AK Steel Holding Corp.	140,237	1,111
	Globe Specialty Metals Inc.	76,598	1,089
	Gold Resource Corp.	40,566	992
	Haynes International Inc.	15,563	985
	Kaiser Aluminum Corp.	19,745	955
	AMCOL International Corp.	32,254	946
*	RTI International Metals Inc.	38,483	867
*	Century Aluminum Co.	74,278	729
*	Materion Corp.	24,797	728
*	Horsehead Holding Corp.	55,047	628
	Noranda Aluminum
	Holding Corp.	29,625	356
*	Golden Minerals Co.	41,023	342
*	Paramount Gold and
	Silver Corp.	127,857	326
	Olympic Steel Inc.	11,738	275
*	General Moly Inc.	75,100	271
*	AM Castle & Co.	21,947	251
*	Metals USA Holdings Corp.	16,459	215
*	Midway Gold Corp.	89,971	158
			200,717
Paper & Forest Products (5.3%)
	International Paper Co.	529,769	18,621
	MeadWestvaco Corp.	217,884	6,598
	Domtar Corp.	48,163	4,617
*	AbitibiBowater Inc.	123,885	1,896
	Buckeye Technologies Inc.	50,217	1,715
	Schweitzer-Mauduit
	International Inc.	20,678	1,449
*	Louisiana-Pacific Corp.	173,859	1,420
*	KapStone Paper and
	Packaging Corp.	50,414	1,013
*	Clearwater Paper Corp.	28,969	994
	Deltic Timber Corp.	13,629	889
	PH Glatfelter Co.	55,633	868
	Wausau Paper Corp.	59,368	555
	Neenah Paper Inc.	18,877	527
*	Mercer International Inc.	61,041	526
			41,688
Total Common Stocks
(Cost $785,674)			783,803

Materials Index Fund

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.111%
(Cost $1,139)	1,139,027	1,139
Total Investments (100.1%)
(Cost $786,813)		784,942
Other Assets and Liabilities (–0.1%)
Other Assets		5,191
Liabilities[2]		(6,204)
		(1,013)
Net Assets (100%)		783,929

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	833,026
Overdistributed Net Investment Income	(512)
Accumulated Net Realized Losses	(46,714)
Unrealized Appreciation (Depreciation)	(1,871)
Net Assets	783,929

Admiral Shares—Net Assets
Applicable to 3,407,944 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	141,997
Net Asset Value Per Share—
Admiral Shares	$41.67

ETF Shares—Net Assets
Applicable to 7,849,411 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	641,932
Net Asset Value Per Share—
ETF Shares	$81.78

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $830,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $907,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	6,575
Interest[1]	1
Security Lending	51
Total Income	6,627
Expenses
The Vanguard Group—Note B
Investment Advisory Services	52
Management and Administrative—
Admiral Shares	96
Management and Administrative—
ETF Shares	366
Marketing and Distribution—
Admiral Shares	13
Marketing and Distribution—
ETF Shares	83
Custodian Fees	8
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—ETF Shares	25
Total Expenses	644
Net Investment Income	5,983
Realized Net Gain (Loss) on
Investment Securities Sold	22,441
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	20,662
Net Increase (Decrease) in
Net Assets Resulting from Operations	49,086

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,983	12,289
Realized Net Gain (Loss)	22,441	30,941
Change in Unrealized Appreciation (Depreciation)	20,662	56,953
Net Increase (Decrease) in Net Assets Resulting from Operations	49,086	100,183
Distributions
Net Investment Income
Admiral Shares	(2,709)	(2,903)
ETF Shares	(11,583)	(13,250)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(14,292)	(16,153)
Capital Share Transactions
Admiral Shares	(3,009)	24,840
ETF Shares	20,921	110,802
Net Increase (Decrease) from Capital Share Transactions	17,912	135,642
Total Increase (Decrease)	52,706	219,672
Net Assets
Beginning of Period	731,223	511,551
End of Period[2]	783,929	731,223

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed (overdistrubited) net investment income of ($512,000) and $7,797,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$39.53	$33.32	$30.68	$42.85	$41.75	$32.37
Investment Operations
Net Investment Income	.355	.579	.971[1]	.622	.732	.700[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	2.589	6.551	2.128	(11.996)	1.008	9.250
Total from Investment Operations	2.944	7.130	3.099	(11.374)	1.740	9.950
Distributions
Dividends from Net Investment Income	(.804)	(.920)	(.459)	(.796)	(.640)	(.570)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.804)	(.920)	(.459)	(.796)	(.640)	(.570)
Net Asset Value, End of Period	$41.67	$39.53	$33.32	$30.68	$42.85	$41.75

Total Return[4]	7.71%	21.26%	10.07%	–25.91%	4.09%	31.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$142	$138	$97	$90	$107	$57
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.63%	2.81%[1]	2.23%	1.74%	1.80%
Portfolio Turnover Rate[5]	11%	14%	10%	12%	10%	6%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.417 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00, $.01, $.01, $.02, $.02, and $.01.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$77.59	$65.40	$60.23	$84.27	$82.10	$63.65
Investment Operations
Net Investment Income	.696	1.142	1.907[1]	1.242	1.470	1.418[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	5.070	12.852	4.186	(23.683)	1.977	18.168
Total from Investment Operations	5.766	13.994	6.093	(22.441)	3.447	19.586
Distributions
Dividends from Net Investment Income	(1.576)	(1.804)	(.923)	(1.599)	(1.277)	(1.136)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.576)	(1.804)	(.923)	(1.599)	(1.277)	(1.136)
Net Asset Value, End of Period	$81.78	$77.59	$65.40	$60.23	$84.27	$82.10

Total Return	7.68%	21.26%	10.07%	–25.88%	4.15%	31.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$642	$593	$415	$375	$365	$312
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.63%	2.81%[1]	2.26%	1.79%	1.84%
Portfolio Turnover Rate[4]	11%	14%	10%	12%	10%	6%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.819 and 1.14%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00, $.02, $.01, $.03, $.04, and $.02.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $118,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

Materials Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $8,915,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $56,492,000 to offset future net capital gains of $6,000 through August 31, 2014, $698,000 through August 31, 2015, $1,458,000 through August 31, 2016, $12,836,000 through August 31, 2017, $20,360,000 through August 31, 2018, and $21,134,000 through August 31, 2019. In addition, the fund realized losses of $3,730,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $786,813,000. Net unrealized depreciation of investment securities for tax purposes was $1,871,000, consisting of unrealized gains of $82,105,000 on securities that had risen in value since their purchase and $83,976,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $102,676,000 of investment securities and sold $91,281,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	7,804	204	51,004	1,219
Issued in Lieu of Cash Distributions	2,476	67	2,684	64
Redeemed[1]	(13,289)	(347)	(28,848)	(704)
Net Increase (Decrease)—Admiral Shares	(3,009)	(76)	24,840	579
ETF Shares
Issued	65,135	800	222,405	2,708
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(44,214)	(600)	(111,603)	(1,400)
Net Increase (Decrease)—ETF Shares	20,921	200	110,802	1,308
1 Net of redemption fees for fiscal 2012 and 2011 of $42,000 and $148,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Telecommunication Services Index Fund

Fund Profile
As of February 29, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	34	33	2,485
Median Market Cap	$24.8B	$24.8B	$34.8B
Price/Earnings Ratio	38.7x	39.0x	16.4x
Price/Book Ratio	2.0x	2.0x	2.3x
Yield[3]		3.7%	2.0%
Admiral Shares	3.6%
ETF Shares	3.6%
Return on Equity	6.4%	6.4%	18.2%
Earnings Growth Rate	–12.8%	–12.3%	7.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	33%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.1%	—	—

Volatility Measures[6]
	Fund Versus	Fund Versus
	Spliced Index[7]	Broad Index[2]
R-Squared	0.91	0.62
Beta	1.02	0.74

Subindustry Diversification
(% of equity exposure)

Alternative Carriers		13.7%
Integrated Telecommunication Services		63.6
Wireless Telecommunication Services		22.7

Ten Largest Holdings[8] (% of total net assets)

AT&T Inc.	22.9%
Verizon Communications Inc.	22.8
CenturyLink Inc.	4.7
Crown Castle International Corp.	4.5
Windstream Corp.	3.5
Sprint Nextel Corp.	2.9
Level 3 Communications Inc.	2.7
SBA Communications Corp. Class A	2.5
Frontier Communications Corp.	2.2
Telephone & Data Systems Inc.	2.1
Top Ten	70.8%

1 MSCI US IMI/Telecommunication Services 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.19% for Admiral Shares and 0.19% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	9/23/2004
Market Price		–2.36%	–0.47%	5.95%
Net Asset Value		–2.25	–0.44	5.96
Admiral Shares[3]	3/11/2005	–2.23	–0.46	5.31

1 Six months ended February 29, 2012.
2 Spliced US IMI/Telecommunication Services 25/50: MSCI US IMI/Telecommunication Services through February 26, 2010; MSCI US IMI/Telecommunication Services 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Diversified Telecommunication Services (77.2%)
	Alternative Carriers (13.7%)
*	Level 3
	Communications Inc.	489,339	11,896
*	tw telecom inc Class A	381,249	8,235
*	AboveNet Inc.	93,118	6,477
*	Cogent Communications
	Group Inc.	346,117	6,376
*	Premiere Global
	Services Inc.	605,865	5,241
*	Boingo Wireless Inc.	484,230	4,629
*	Vonage Holdings Corp.	1,873,910	4,479
*	Iridium
	Communications Inc.	585,045	4,470
*	Neutral Tandem Inc.	400,128	4,465
	Lumos Networks Corp.	319,174	4,085

	Integrated Telecommunication Services (63.5%)
	AT&T Inc.	3,305,232	101,107
	Verizon
	Communications Inc.	2,640,372	100,625
	CenturyLink Inc.	510,911	20,564
	Windstream Corp.	1,285,102	15,524
	Frontier
	Communications Corp.	2,094,471	9,614
*	General
	Communication Inc.
	Class A	524,312	5,552
*	Cincinnati Bell Inc.	1,458,014	5,468
	Atlantic Tele-Network Inc.	133,094	5,100
	Consolidated
	Communications
	Holdings Inc.	252,497	4,790
*	Cbeyond Inc.	571,342	4,388
	IDT Corp. Class B	471,764	4,269
^	Alaska Communications
	Systems Group Inc.	1,111,864	3,558
			340,912

			Market
			Value•
		Shares	($000)
Wireless Telecommunication Services (22.7%)
*	Crown Castle
	International Corp.	387,137	20,058
*	Sprint Nextel Corp.	5,209,900	12,868
*	SBA
	Communications Corp.
	Class A	239,704	11,249
*	Telephone &
	Data Systems Inc.	364,408	9,209
*	Clearwire Corp. Class A	3,566,190	8,202
*	MetroPCS
	Communications Inc.	738,169	7,603
*	NII Holdings Inc.	400,040	7,153
*	Leap Wireless
	International Inc.	549,158	5,733
*	United States
	Cellular Corp.	109,344	4,717
	NTELOS Holdings Corp.	199,311	4,634
	USA Mobility Inc.	323,035	4,432
	Shenandoah
	Telecommunications Co.	427,392	4,270
			100,128
Total Common Stocks
(Cost $472,864)			441,040
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2]	Vanguard Market
	Liquidity Fund, 0.111%
	(Cost $586)	586,422	586
Total Investments (100.0%)
(Cost $473,450)			441,626
Other Assets and Liabilities (0.0%)
Other Assets			13,129
Liabilities[2]			(13,187)
			(58)
Net Assets (100%)			441,568

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	522,554
Undistributed Net Investment Income	1,894
Accumulated Net Realized Losses	(51,056)
Unrealized Appreciation (Depreciation)	(31,824)
Net Assets	441,568

Admiral Shares—Net Assets
Applicable to 532,789 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,437
Net Asset Value Per Share—
Admiral Shares	$32.73

ETF Shares—Net Assets
Applicable to 6,603,838 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	424,131
Net Asset Value Per Share—
ETF Shares	$64.22

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $176,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $220,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	6,996
Security Lending	40
Total Income	7,036
Expenses
The Vanguard Group—Note B
Investment Advisory Services	30
Management and Administrative—
Admiral Shares	13
Management and Administrative—
ETF Shares	244
Marketing and Distribution—
Admiral Shares	2
Marketing and Distribution—
ETF Shares	55
Custodian Fees	5
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	26
Total Expenses	375
Net Investment Income	6,661
Realized Net Gain (Loss) on
Investment Securities Sold	16,501
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(15,402)
Net Increase (Decrease) in
Net Assets Resulting from Operations	7,760

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,661	13,208
Realized Net Gain (Loss)	16,501	45,504
Change in Unrealized Appreciation (Depreciation)	(15,402)	(13,681)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,760	45,031
Distributions
Net Investment Income
Admiral Shares	(546)	(509)
ETF Shares	(13,066)	(9,148)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(13,612)	(9,657)
Capital Share Transactions
Admiral Shares	(1,991)	3,594
ETF Shares	38,884	116,360
Net Increase (Decrease) from Capital Share Transactions	36,893	119,954
Total Increase (Decrease)	31,041	155,328
Net Assets
Beginning of Period	410,527	255,199
End of Period[1]	441,568	410,527

1 Net Assets—End of Period includes undistributed net investment income of $1,894,000 and $8,845,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$33.18	$29.22	$25.77	$31.58	$41.01	$33.29
Investment Operations
Net Investment Income	.553[1]	1.077	1.024[1]	.840[1]	.908[1]	.888[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.014	3.853	3.183	(5.977)	(9.338)	7.308
Total from Investment Operations	.567	4.930	4.207	(5.137)	(8.430)	8.196
Distributions
Dividends from Net Investment Income	(1.017)	(.970)	(.757)	(.673)	(1.000)	(.476)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.017)	(.970)	(.757)	(.673)	(1.000)	(.476)
Net Asset Value, End of Period	$32.73	$33.18	$29.22	$25.77	$31.58	$41.01

Total Return[3]	1.87%	16.87%	16.40%	–15.90%	–20.98%	24.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17	$20	$14	$12	$19	$51
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.24%	0.28%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	3.28%	3.60%	3.60%	3.39%	2.50%	2.17%
Portfolio Turnover Rate[4]	33%	21%	23%	25%	28%	17%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.05, and $.01.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,			Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$65.11	$57.34	$50.58	$62.05	$80.60	$65.40
Investment Operations
Net Investment Income	1.022[1]	2.118	1.981[1]	1.602[1]	1.764[1]	1.741[1]
Net Realized and Unrealized Gain (Loss)
on Investments[2]	.097	7.557	6.290	(11.699)	(18.316)	14.386
Total from Investment Operations	1.119	9.675	8.271	(10.097)	(16.552)	16.127
Distributions
Dividends from Net Investment Income	(2.009)	(1.905)	(1.511)	(1.373)	(1.998)	(.927)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.009)	(1.905)	(1.511)	(1.373)	(1.998)	(.927)
Net Asset Value, End of Period	$64.22	$65.11	$57.34	$50.58	$62.05	$80.60

Total Return	1.86%	16.87%	16.39%	–15.88%	–20.94%	24.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$424	$391	$241	$147	$143	$266
Ratio of Total Expenses to
Average Net Assets	0.19%	0.19%	0.24%	0.25%	0.20%	0.23%
Ratio of Net Investment Income to
Average Net Assets	3.28%	3.60%	3.60%	3.42%	2.55%	2.21%
Portfolio Turnover Rate[3]	33%	21%	23%	25%	28%	17%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.08, and $.03.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $64,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

Telecommunication Services Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $6,067,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $61,490,000 to offset future net capital gains of $29,000 through August 31, 2014, $818,000 through August 31, 2015, $4,154,000 through August 31, 2016, $18,696,000 through August 31, 2017, $26,335,000 through August 31, 2018, and $11,458,000 through August 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $473,450,000. Net unrealized depreciation of investment securities for tax purposes was $31,824,000, consisting of unrealized gains of $16,413,000 on securities that had risen in value since their purchase and $48,237,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $156,137,000 of investment securities and sold $125,706,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	1,078	34	6,808	202
Issued in Lieu of Cash Distributions	473	15	449	14
Redeemed[1]	(3,542)	(111)	(3,663)	(109)
Net Increase (Decrease)—Admiral Shares	(1,991)	(62)	3,594	107
ETF Shares
Issued	88,519	1,402	309,287	4,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(49,635)	(800)	(192,927)	(3,100)
Net Increase (Decrease)—ETF Shares	38,884	602	116,360	1,800
1 Net of redemption fees for fiscal 2012 and 2011 of $2,000 and $12,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Utilities Index Fund

Fund Profile
As of February 29, 2012

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	84	83	2,485
Median Market Cap	$15.6B	$15.6B	$34.8B
Price/Earnings Ratio	15.7x	15.7x	16.4x
Price/Book Ratio	1.5x	1.5x	2.3x
Yield[3]		4.1%	2.0%
Admiral Shares	3.9%
ETF Shares	3.9%
Return on Equity	12.4%	12.5%	18.2%
Earnings Growth Rate	2.1%	2.1%	7.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	6%	—	—
Expense Ratio[5]		—	—
Admiral Shares	0.19%
ETF Shares	0.19%
Short-Term Reserves	0.0%	—	—

Volatility Measures[6]
Fund Versus		Fund Versus
Spliced Index[7]		Broad Index[2]
R-Squared	1.00	0.31
Beta	1.00	0.32

Subindustry Diversification
(% of equity exposure)

Electric		49.2%
Gas Utilities		7.3
Independent Power Producers &
Energy Traders		5.2
Multi-Utilities		36.1
Water Utilities		2.2

Ten Largest Holdings[8] (% of total net assets)

Southern Co.	7.3%
Dominion Resources Inc.	5.5
Duke Energy Corp.	5.3
Exelon Corp.	5.0
NextEra Energy Inc.	4.6
FirstEnergy Corp.	3.5
American Electric Power Co. Inc.	3.5
Consolidated Edison Inc.	3.3
PG&E Corp.	3.2
PPL Corp.	3.2
Top Ten	44.4%

1 MSCI US IMI/Utilities 25/50.
2 MSCI US IMI/2500.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 Annualized.
5 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.18% for Admiral Shares and 0.18% for ETF Shares.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
8 The holdings listed exclude any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Since
	Inception Date	One Year	Five Years	Inception
ETF Shares	1/26/2004
Market Price		18.86%	3.61%	9.24%
Net Asset Value		18.91	3.62	9.23
Admiral Shares[3]	4/28/2004	18.92	3.60	9.48

1 Six months ended February 29, 2012.
2 Spliced US IMI/Utilities 25/50: MSCI US IMI/Utilities through February 26, 2010; MSCI US IMI/Utilities 25/50 thereafter.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

Utilities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.0%)
Electric Utilities (49.3%)
Southern Co.	2,135,719	94,377
Duke Energy Corp.	3,302,312	69,084
Exelon Corp.	1,642,873	64,187
NextEra Energy Inc.	994,646	59,191
FirstEnergy Corp.	1,036,290	45,897
American Electric
Power Co. Inc.	1,196,627	45,005
PPL Corp.	1,432,982	40,912
Progress Energy Inc.	730,986	38,801
Edison International	766,958	32,112
Entergy Corp.	436,423	29,079
Northeast Utilities	438,750	15,751
Pinnacle West
Capital Corp.	270,584	12,726
Pepco Holdings Inc.	562,398	10,933
ITC Holdings Corp.	127,185	9,600
NV Energy Inc.	584,846	9,170
Westar Energy Inc.	290,370	7,991
Great Plains Energy Inc.	336,873	6,663
Hawaiian Electric
Industries Inc.	237,867	5,959
Cleco Corp.	150,369	5,786
IDACORP Inc.	123,422	4,996
Portland General
Electric Co.	186,841	4,604
UIL Holdings Corp.	125,069	4,409
PNM Resources Inc.	203,616	3,661
Allete Inc.	82,050	3,412
Unisource Energy Corp.	91,373	3,362
El Paso Electric Co.	89,584	2,932
MGE Energy Inc.	57,230	2,510
Empire District Electric Co.	103,955	2,074
Otter Tail Corp.	80,119	1,702
Central Vermont Public
Service Corp.	31,662	1,116
Unitil Corp.	27,122	721
		638,723
Gas Utilities (7.2%)
ONEOK Inc.	242,442	20,035
AGL Resources Inc.	289,310	11,535
National Fuel Gas Co.	174,556	8,785
Questar Corp.	440,210	8,461
UGI Corp.	286,143	8,084
Atmos Energy Corp.	223,763	6,876
Piedmont Natural
Gas Co. Inc.	178,595	5,786

			Market
			Value•
		Shares	($000)
	WGL Holdings Inc.	127,313	5,198
	New Jersey
	Resources Corp.	102,640	4,792
	Southwest Gas Corp.	108,012	4,607
	South Jersey Industries Inc.	74,665	3,883
	Northwest Natural Gas Co.	66,087	3,025
	Laclede Group Inc.	52,831	2,171
	Chesapeake Utilities Corp.	23,623	970
			94,208
Independent Power Producers &
Energy Traders (5.2%)
*	AES Corp.	1,616,586	21,921
	Constellation Energy
	Group Inc.	474,498	17,205
*	Calpine Corp.	785,769	12,030
*	NRG Energy Inc.	569,865	9,745
*	GenOn Energy Inc.	1,912,678	4,705
	Ormat Technologies Inc.	44,788	907
	Genie Energy Ltd. Class B	42,036	403
*	Dynegy Inc. Class A	241,380	314
			67,230
Multi-Utilities (36.1%)
	Dominion Resources Inc.	1,411,415	71,234
	Consolidated Edison Inc.	725,774	42,167
	PG&E Corp.	1,005,748	41,920
	Public Service Enterprise
	Group Inc.	1,253,590	38,585
	Sempra Energy	564,559	33,444
	Xcel Energy Inc.	1,201,723	31,834
	DTE Energy Co.	419,395	22,643
	CenterPoint Energy Inc.	1,002,686	19,542
	Wisconsin Energy Corp.	573,053	19,530
	Ameren Corp.	600,322	19,252
	NiSource Inc.	696,577	16,718
	SCANA Corp.	305,216	13,735
	CMS Energy Corp.	628,378	13,454
	OGE Energy Corp.	243,064	12,756
	NSTAR	256,715	12,040
	Alliant Energy Corp.	275,075	11,729
	MDU Resources Group Inc.	467,877	10,153
	Integrys Energy Group Inc.	194,063	10,097
	TECO Energy Inc.	508,006	9,119
	Vectren Corp.	202,838	5,927
	Avista Corp.	144,029	3,558
	NorthWestern Corp.	89,669	3,114
	Black Hills Corp.	92,715	3,045
	CH Energy Group Inc.	34,950	2,330
			467,926

		Market
		Value•
	Shares	($000)
Water Utilities (2.2%)
American Water
Works Co. Inc.	434,994	14,912
Aqua America Inc.	343,424	7,627
California Water
Service Group	98,411	1,891
American States Water Co.	46,430	1,711
SJW Corp.	34,481	824
Middlesex Water Co.	38,546	710
Connecticut Water
Service Inc.	21,624	623
		28,298
Total Investments (100.0%)
(Cost $1,256,026)		1,296,385
Other Assets and Liabilities (0.0%)
Other Assets		10,518
Liabilities		(10,450)
		68
Net Assets (100%)		1,296,453

At February 29, 2012, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,272,222
Undistributed Net Investment Income		8,714
Accumulated Net Realized Losses		(24,842)
Unrealized Appreciation (Depreciation)		40,359
Net Assets		1,296,453

Admiral Shares—Net Assets
Applicable to 7,022,117 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		262,872
Net Asset Value Per Share—
Admiral Shares		$37.43

ETF Shares—Net Assets
Applicable to 13,855,760 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,033,581
Net Asset Value Per Share—
ETF Shares		$74.60

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	23,991
Interest[1]	1
Total Income	23,992
Expenses
The Vanguard Group—Note B
Investment Advisory Services	68
Management and Administrative—
Admiral Shares	179
Management and Administrative—
ETF Shares	659
Marketing and Distribution—
Admiral Shares	24
Marketing and Distribution—
ETF Shares	120
Custodian Fees	19
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	24
Trustees’ Fees and Expenses	1
Total Expenses	1,094
Net Investment Income	22,898
Realized Net Gain (Loss) on
Investment Securities Sold	833
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	29,914
Net Increase (Decrease) in
Net Assets Resulting from Operations	53,645

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,898	34,815
Realized Net Gain (Loss)	833	836
Change in Unrealized Appreciation (Depreciation)	29,914	93,078
Net Increase (Decrease) in Net Assets Resulting from Operations	53,645	128,729
Distributions
Net Investment Income
Admiral Shares	(4,335)	(6,943)
ETF Shares	(17,106)	(25,861)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(21,441)	(32,804)
Capital Share Transactions
Admiral Shares	37,758	45,146
ETF Shares	177,378	174,155
Net Increase (Decrease) from Capital Share Transactions	215,136	219,301
Total Increase (Decrease)	247,340	315,226
Net Assets
Beginning of Period	1,049,113	733,887
End of Period[2]	1,296,453	1,049,113

1 Interest income from an affiliated company of the fund was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $8,714,000 and $7,257,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$36.40	$32.60	$30.73	$39.26	$40.60	$36.47
Investment Operations
Net Investment Income	.689	1.344	1.293[1]	1.251	1.126	1.080
Net Realized and Unrealized Gain (Loss)
on Investments[2]	1.030	3.783	1.782	(8.530)	(1.340)	4.089
Total from Investment Operations	1.719	5.127	3.075	(7.279)	(.214)	5.169
Distributions
Dividends from Net Investment Income	(.689)	(1.327)	(1.205)	(1.251)	(1.126)	(1.039)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.689)	(1.327)	(1.205)	(1.251)	(1.126)	(1.039)
Net Asset Value, End of Period	$37.43	$36.40	$32.60	$30.73	$39.26	$40.60

Total Return[3]	4.79%	16.09%	10.20%	–18.39%	–0.69%	14.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$263	$218	$153	$81	$109	$108
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.28%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.88%	3.99%	4.07%	4.28%	2.75%	2.70%
Portfolio Turnover Rate[4]	6%	6%	8%	10%	18%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.00, $.01, $.02, and $.02.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 29,				Year Ended August 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$72.52	$64.93	$61.24	$78.22	$80.92	$72.68
Investment Operations
Net Investment Income	1.372	2.678	2.554[1]	2.512	2.285	2.180
Net Realized and Unrealized Gain (Loss)
on Investments[2]	2.081	7.551	3.550	(16.978)	(2.695)	8.156
Total from Investment Operations	3.453	10.229	6.104	(14.466)	(.410)	10.336
Distributions
Dividends from Net Investment Income	(1.373)	(2.639)	(2.414)	(2.514)	(2.290)	(2.096)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.373)	(2.639)	(2.414)	(2.514)	(2.290)	(2.096)
Net Asset Value, End of Period	$74.60	$72.52	$64.93	$61.24	$78.22	$80.92

Total Return	4.80%	16.09%	10.18%	–18.34%	–0.66%	14.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,034	$831	$581	$364	$371	$285
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.24%	0.25%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.88%	3.99%	4.07%	4.31%	2.80%	2.74%
Portfolio Turnover Rate[3]	6%	6%	8%	10%	18%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from redemption fees of $.00, $.00, $.01, $.02, $.04, and $.03.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Admiral Shares and ETF Shares. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $198,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Utilities Index Fund

During the six months ended February 29, 2012, the fund realized $3,290,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $21,748,000 to offset future net capital gains of $515,000 through August 31, 2015, $2,910,000 through August 31, 2017, $14,960,000 through August 31, 2018, and $3,363,000 through August 31, 2019. In addition, the fund realized losses of $617,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $1,256,026,000. Net unrealized appreciation of investment securities for tax purposes was $40,359,000, consisting of unrealized gains of $115,346,000 on securities that had risen in value since their purchase and $74,987,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $264,845,000 of investment securities and sold $47,834,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	49,737	1,344	67,880	1,961
Issued in Lieu of Cash Distributions	3,019	83	4,679	138
Redeemed[1]	(14,998)	(407)	(27,413)	(786)
Net Increase (Decrease)—Admiral Shares	37,758	1,020	45,146	1,313
ETF Shares
Issued	191,650	2,601	181,037	2,606
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(14,272)	(200)	(6,882)	(100)
Net Increase (Decrease)—ETF Shares	177,378	2,401	174,155	2,506
1 Net of redemption fees for fiscal 2012 and 2011 of $49,000 and $43,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemptions, or account service fees described in the fund perspectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 29, 2012
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2011	2/29/2012	Period[1]
Based on Actual Fund Return
Consumer Discretionary	Admiral	$1,000.00	$1,165.24	$1.02
	ETF	1,000.00	1,165.28	0.97
Consumer Staples	Admiral	$1,000.00	$1,084.28	$0.93
	ETF	1,000.00	1,084.23	0.93
Energy	Admiral	$1,000.00	$1,103.61	$0.99
	ETF	1,000.00	1,103.49	0.99
Financials	Admiral	$1,000.00	$1,111.74	$0.95
	ETF	1,000.00	1,111.77	0.95
Health Care	Admiral	$1,000.00	$1,106.94	$0.94
	ETF	1,000.00	1,106.97	0.94
Industrials	Admiral	$1,000.00	$1,163.82	$0.97
	ETF	1,000.00	1,163.93	0.97
Information Technology	Admiral	$1,000.00	$1,206.07	$0.99
	ETF	1,000.00	1,206.16	0.99
Materials	Admiral	$1,000.00	$1,077.06	$0.98
	ETF	1,000.00	1,076.84	0.98
Telecommunication Services	Admiral	$1,000.00	$1,018.68	$0.95
	ETF	1,000.00	1,018.65	0.95
Utilities	Admiral	$1,000.00	$1,047.87	$0.92
	ETF	1,000.00	1,048.03	0.92
Based on Hypothetical 5% Yearly Return
Consumer Discretionary	Admiral	$1,000.00	$1,023.92	$0.96
	ETF	1,000.00	1,023.97	0.91
Consumer Staples	Admiral	$1,000.00	$1,023.97	$0.91
	ETF	1,000.00	1,023.97	0.91
Energy	Admiral	$1,000.00	$1,023.92	$0.96
	ETF	1,000.00	1,023.92	0.96
Financials	Admiral	$1,000.00	$1,023.97	$0.91
	ETF	1,000.00	1,023.97	0.91
Health Care	Admiral	$1,000.00	$1,023.97	$0.91
	ETF	1,000.00	1,023.97	0.91
Industrials	Admiral	$1,000.00	$1,023.97	$0.91
	ETF	1,000.00	1,023.97	0.91
Information Technology	Admiral	$1,000.00	$1,023.97	$0.91
	ETF	1,000.00	1,023.97	0.91
Materials	Admiral	$1,000.00	$1,023.92	$0.96
	ETF	1,000.00	1,023.92	0.96
Telecommunication Services	Admiral	$1,000.00	$1,023.92	$0.96
	ETF	1,000.00	1,023.92	0.96
Utilities	Admiral	$1,000.00	$1,023.97	$0.91
	ETF	1,000.00	1,023.97	0.91

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.19% for the Consumer Discretionary Index Fund Admiral Shares and 0.18% for the ETF Shares; 0.18% for the Consumer Staples Index Fund Admiral Shares and 0.18% for the ETF Shares; 0.19% for the Energy Index Fund Admiral Shares and 0.19% for the ETF Shares; 0.18% for the Financials Index Fund Admiral Shares and 0.18% for the ETF Shares; 0.18% for the Health Care Index Fund Admiral Shares and 0.18% for the ETF Shares; 0.18% for the Industrials Index Fund Admiral Shares and 0.18% for the ETF Shares; 0.18% for the Information Technology Index Fund Admiral Shares and 0.18% for the ETF Shares; 0.19% for the Materials Index Fund Admiral Shares and 0.19% for the ETF Shares; 0.19% for the Telecommunication Services Index Fund Admiral Shares and 0.19% for the ETF Shares; and 0.18% for the Utilities Index Fund Admiral Shares and 0.18% for the ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Corporate	Glenn Booraem
Born 1957. Trustee Since July 2009. Chairman of the	Vice President and Chief Global Diversity Officer	Born 1967. Controller Since July 2010. Principal
Board. Principal Occupation(s) During the Past Five	(retired 2008) and Member of the Executive	Occupation(s) During the Past Five Years: Principal
Years: Chairman of the Board of The Vanguard Group,	Committee (1997–2008) of Johnson & Johnson	of The Vanguard Group, Inc.; Controller of each of
Inc., and of each of the investment companies served	(pharmaceuticals/medical devices/consumer	the investment companies served by The Vanguard
by The Vanguard Group, since January 2010; Director	products); Director of Skytop Lodge Corporation	Group since 2010; Assistant Controller of each of
of The Vanguard Group since 2008; Chief Executive	(hotels), the University Medical Center at Princeton,	the investment companies served by The Vanguard
Officer and President of The Vanguard Group and of	the Robert Wood Johnson Foundation, and the Center	Group (2001–2010).
each of the investment companies served by The	for Talent Innovation; Member of the Advisory Board
Vanguard Group since 2008; Director of Vanguard	of the Maxwell School of Citizenship and Public	Thomas J. Higgins
Marketing Corporation; Managing Director of The	Affairs at Syracuse University.	Born 1957. Chief Financial Officer Since September
Vanguard Group (1995–2008).		2008. Principal Occupation(s) During the Past Five
	F. Joseph Loughrey	Years: Principal of The Vanguard Group, Inc.; Chief
	Born 1949. Trustee Since October 2009. Principal	Financial Officer of each of the investment companies
Independent Trustees	Occupation(s) During the Past Five Years: President	served by The Vanguard Group since 2008; Treasurer
	and Chief Operating Officer (retired 2009) and Vice	of each of the investment companies served by The
Emerson U. Fullwood	Chairman of the Board (2008–2009) of Cummins Inc.	Vanguard Group (1998–2008).
Born 1948. Trustee Since January 2008. Principal	(industrial machinery); Director of SKF AB (industrial
Occupation(s) During the Past Five Years: Executive	machinery), Hillenbrand, Inc. (specialized consumer	Kathryn J. Hyatt
Chief Staff and Marketing Officer for North America	services), the Lumina Foundation for Education, and	Born 1955. Treasurer Since November 2008. Principal
and Corporate Vice President (retired 2008) of Xerox	Oxfam America; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Principal
Corporation (document management products and	for the College of Arts and Letters and Member	of The Vanguard Group, Inc.; Treasurer of each of
services); Executive in Residence and 2010	of the Advisory Board to the Kellogg Institute for	the investment companies served by The Vanguard
Distinguished Minett Professor at the Rochester	International Studies at the University of Notre Dame.	Group since 2008; Assistant Treasurer of each of the
Institute of Technology; Director of SPX Corporation		investment companies served by The Vanguard Group
(multi-industry manufacturing), the United Way of	André F. Perold	(1988–2008).
Rochester, Amerigroup Corporation (managed health	Born 1952. Trustee Since December 2004. Principal
care), the University of Rochester Medical Center,	Occupation(s) During the Past Five Years: George	Heidi Stam
Monroe Community College Foundation, and North	Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Carolina A&T University.	Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
	Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc., since 2006;
Rajiv L. Gupta	LLC (private investment firm); Director of Rand	General Counsel of The Vanguard Group since 2005;
Born 1945. Trustee Since December 2001.[2]	Merchant Bank; Overseer of the Museum of Fine	Secretary of The Vanguard Group and of each of the
Principal Occupation(s) During the Past Five Years:	Arts Boston.	investment companies served by The Vanguard Group
Chairman and Chief Executive Officer (retired 2009)		since 2005; Director and Senior Vice President of
and President (2006–2008) of Rohm Haas Co.	Alfred M. Rankin, Jr.	Vanguard Marketing Corporation since 2005;
(chemicals); Director of Tyco International, Ltd.	Born 1941. Trustee Since January 1993. Principal	Principal of The Vanguard Group (1997–2006).
(diversified manufacturing and services), Hewlett-	Occupation(s) During the Past Five Years: Chairman,
Packard Co. (electronic computer manufacturing),	President, and Chief Executive Officer of NACCO
and Delphi Automotive LLP (automotive components);	Industries, Inc. (forklift trucks/housewares/lignite);	Vanguard Senior Management Team
Senior Advisor at New Mountain Capital; Trustee of	Director of Goodrich Corporation (industrial products/
The Conference Board.	aircraft systems and services) and the National	Mortimer J. Buckley	Michael S. Miller
	Association of Manufacturers; Chairman of the Board	Kathleen C. Gubanich	James M. Norris
Amy Gutmann	of the Federal Reserve Bank of Cleveland and of	Paul A. Heller	Glenn W. Reed
Born 1949. Trustee Since June 2006. Principal	University Hospitals of Cleveland; Advisory Chairman	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President	of the Board of The Cleveland Museum of Art.	Chris D. McIsaac
of the University of Pennsylvania; Christopher H.
Browne Distinguished Professor of Political Science	Peter F. Volanakis
in the School of Arts and Sciences with secondary	Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
appointments at the Annenberg School for Commu-	Occupation(s) During the Past Five Years: President
nication and the Graduate School of Education	and Chief Operating Officer (retired 2010) of Corning	John J. Brennan
of the University of Pennsylvania; Director of	Incorporated (communications equipment); Director	Chairman, 1996–2009
Carnegie Corporation of New York, Schuylkill River	of Corning Incorporated (2000-2010) and Dow	Chief Executive Officer and President, 1996–2008
Development Corporation, and Greater Philadelphia	Corning (2001–2010); Director of SPX Corporation
Chamber of Commerce; Trustee of the National	(multi-industry manufacturing); Overseer of the Amos
Constitution Center; Chair of the Presidential	Tuck School of Business Administration at Dartmouth	Founder
Commission for the Study of Bioethical Issues.	College; Advisor to the Norris Cotton Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036	guidelines by visiting vanguard.com/proxyreporting or
Text Telephone for People	by calling Vanguard at 800-662-2739. The guidelines
With Hearing Impairment > 800-749-7273	are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either vanguard.com/proxyreporting or sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by the	You can review and copy information about your fund
fund’s current prospectus.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
sponsored, endorsed, or promoted by MSCI, and MSCI	available on the SEC’s website, and you can receive
bears no liability with respect to any such funds or	copies of this information, for a fee, by sending a
securities. The prospectus or the Statement of Additional	request in either of two ways: via e-mail addressed to
Information contains a more detailed description of the	publicinfo@sec.gov or via regular mail addressed to the
limited relationship MSCI has with Vanguard and any	Public Reference Section, Securities and Exchange
related funds.	Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4832 042012

Semiannual Report | February 29, 2012

Vanguard Extended Duration

Treasury Index Fund

> For the six months ended February 29, 2012, Institutional Shares of Vanguard Extended Duration Treasury Index Fund returned 19.87%.

> The substantial climb in return reflects a decline in long-term bond yields in response to economic and fiscal stresses in the United States and Europe.

> The fund outpaced its benchmark index by 0.35 percentage point, a difference that can occur because of the fund’s sampling strategy and the timing of fund and benchmark prices.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	17
Glossary.	19

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2012
	30-Day SEC	Income	Capital	Total
	Yields	Returns	Returns	Returns
Vanguard Extended Duration Treasury Index Fund
Institutional Shares	3.19%	1.57%	18.30%	19.87%
ETF Shares	3.17
Market Price				19.66
Net Asset Value				19.91
Barclays Capital U.S. Treasury STRIPS 20–30 Year
Equal Par Bond Index				19.52
General U.S. Treasury Funds Average				5.58
General U.S. Treasury Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2011, Through February 29, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Duration Treasury Index
Fund
Institutional Shares	$30.19	$34.87	$0.592	$0.785
ETF Shares	100.09	115.55	1.951	2.602

1

Chairman’s Letter

Dear Shareholder,

A remarkable confluence of economic and fiscal threats that had worried investors during the summer continued into the opening months of the fund’s fiscal period. Investors responded by seeking the perceived safety of U.S. Treasury securities, bidding up prices and lowering long-term yields for long-term bonds.

As a consequence, Vanguard Extended Duration Treasury Index Fund returned almost 20% for the half-year ended February 29, 2012. As you’ll recall, for the 12 months ended August 31, 2011, the fund returned about 1.33%. Dramatic swings in return are not unusual for long-term bonds, the focus of the fund, because of their long duration, a gauge of their sensitivity to changes in interest rates.

The return of the fund’s Institutional Shares was ahead of the return of its benchmark, the Barclays Capital U.S. Treasury STRIPS 20–30 Year Equal Par Bond Index, by 0.35 percentage point. Although index funds aim to match their benchmarks, less real life operating and transaction expenses, they can sometimes outpace their benchmarks (or lag by more than their expenses) because of their sampling techniques and differences in the timing of prices used to calculate the fund and benchmark returns.

2

The fund handily outpaced its peer group. Keep in mind, however, that the peer category is not an especially relevant point of comparison for this long-duration fund. The peer group is heavily oriented toward Treasury bond funds with short- to intermediate-term maturities.

Please note that at the end of the period we increased the purchase fee for fund shares to 0.50% from 0.25%. This fee, which is paid directly to the fund, better reflects the transaction costs associated with purchases of longer-duration Treasury securities. Without this fee, the costs would be borne by the fund’s existing shareholders. Because of the way they’re bought and sold, ETF Shares are not subject to the fee.

Bonds’ strength
confounded expectations
The solid returns produced by the bond market in general surprised many long-time observers of the fixed income markets. At the start of the period, the yield of the 10-year U.S. Treasury note stood at 2.22%, suggesting that returns would be very modest by historical standards. Over the next six months, however, yields moved lower still, boosting bond prices, which move in the opposite direction. At the end of February, the yield of the 10-year T-note stood at 1.98%. As yields decline, obviously, the scope for continued declines—and price increases—diminishes. Municipal bonds performed even more strongly than the broad taxable market.

Market Barometer
			Total Returns
		Periods Ended February 29, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.73%	8.37%	6.36%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	5.67	12.42	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.06	1.20

Stocks
Russell 1000 Index (Large-caps)	13.31%	4.86%	1.77%
Russell 2000 Index (Small-caps)	12.40	-0.15	1.83
Dow Jones U.S. Total Stock Market Index	13.18	4.35	2.07
MSCI All Country World Index ex USA (International)	3.97	-6.10	-0.75

CPI
Consumer Price Index	0.49%	2.87%	2.27%

3

The returns for 3-month Treasury bills and other money market instruments remained near 0%, consistent with the Federal Reserve’s policy on interest rates.

Notes of optimism
propelled stock prices higher
U.S. stocks produced a strong double-digit return of 13.18% over the period. That statement is true enough, but the headline figure obscures the volatility that has been perhaps the most prominent feature of the financial markets over the past six months and indeed the past few years. If the six-month period had started a month earlier, for example, the Dow Jones U.S. Total Stock Market Index would have returned just 1.97%. A start date two months earlier would have put the six-month return at –5.18%.

In the six months through February, however, stock prices benefited from signs of acceleration in the U.S. economic expansion and hope that the European Union’s latest agreement on Greek debt would help to contain a threat that has menaced global markets for much of the past two years. European stocks rallied on the news about Greece, but international stocks still trailed their U.S. counterparts for the full six months.

Falling bond yields early on
shaped returns for the six months
The six-month fiscal period opened in the midst of a steep drop in the yields of Treasury securities, especially among long-term bonds.

Expense Ratios

	Institutional	ETF
	Shares	Shares
Extended Duration Treasury Index Fund	0.11%	0.13%

The fund expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year.
For the six months ended February 29, 2012, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

4

The decline in yields reflected strong demand for Treasuries, which drove up bond prices. (Bond prices and yields move in opposite directions.) As you can see in the Your Fund’s Total Returns table preceding this letter, price gains—reflected in the fund’s capital return—accounted for most of the fund’s total return of almost 20% for the period; the remainder came from interest income from the long-term Treasuries the fund holds.

The sources of investor anxiety during the summer and early fall are probably familiar to you by now: high-stakes budget brinkmanship in Washington; the decision by the Standard & Poor’s rating agency to downgrade the credit of the U.S. Treasury in response to the political gridlock; apprehension that the U.S. economic expansion might falter, and Europe’s ongoing debt struggles. (Please note: Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

Toward the end of September, the Federal Reserve stepped into the long-term bond market with what has been labeled Operation Twist, a policy of purchasing long-term Treasury bonds in an effort to stimulate the economy by driving down long-term interest rates. Together, this combination of “bad news” and aggressive Fed action helped reduce the yield of 30-year U.S. Treasury bonds by 69 basis points during the first four months of the fiscal period (on top of a drop of 79 basis points in the prior two months).

Yields then rose somewhat for the remainder of the period. On February 29, the SEC yield for the fund’s Institutional Shares was 3.19%, compared with 3.83% six months before and 4.73% a year ago.

The fund can help match
a pension plan’s liabilities
Comparing the fund’s double-digit return during the fiscal half-year with its previous results vividly demonstrates its volatility. Rather than cause for concern, these swings indicate that the fund is working as intended. The fund’s high sensitivity to changes in interest rates can help managers of defined benefit plans match changes in the value of a pension plan’s long-term liabilities with changes in asset values, a so-called liability-driven investment strategy. A pension plan’s assets and liabilities both are highly sensitive to changes in interest rates.

Vanguard Extended Duration Treasury Index Fund can play a valuable role in a liability-driven strategy, providing managers with a low-cost portfolio of high-quality assets to help manage the plan’s long-term obligations.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 11, 2012

5

Extended Duration Treasury Index Fund

Fund Profile
As of February 29, 2012

Share-Class Characteristics

	Institutional	ETF
	Shares	Shares
Ticker Symbol	VEDTX	EDV
Expense Ratio[1]	0.11%	0.13%
30-Day SEC Yield	3.19%	3.17%

Financial Attributes
		Barclays
		Treasury
		STRIPS
		20–30 Year
	Fund	Index
Number of Bonds	54	57
Yield to Maturity
(before expenses)	3.2%	3.2%
Average Coupon	0.0%	0.0%
Average Duration	26.9 years	27.2 years
Average Effective
Maturity	25.1 years	25.3 years
Short-Term
Reserves	0.0%	—

Sector Diversification (% of portfolio)
Treasury/Agency		100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Treasury
STRIPS
20–30 Year
Index
R-Squared	0.99
Beta	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Maturity (% of portfolio)
10 - 20 Years	3.8%
20 - 30 Years	96.2

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.11% for Institutional Shares and 0.13% for ETF Shares.

6

Extended Duration Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 6, 2007, Through February 29, 2012

		Barclays
		Treasury
		STRIPS
		20–30 Year
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2008	2.29%	3.16%
2009	7.98	8.39
2010	20.80	21.48
2011	1.33	1.99
2012	19.91	19.52
Note: For 2012, performance data reflect the six months ended February 29, 2012.

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Institutional Shares	11/28/2007	55.79%	4.33%	9.04%	13.37%
Fee-Adjusted
Returns		55.40			13.30
ETF Shares	12/6/2007
Market Price		56.17			13.99
Net Asset Value		55.81			13.95

Except for the ETF Shares, Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

7

Extended Duration Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (100.1%)
U.S. Government Securities (100.1%)
United States Treasury Strip Coupon	0.000%	5/15/32	23,475	12,438
United States Treasury Strip Coupon	0.000%	8/15/32	24,810	13,021
United States Treasury Strip Coupon	0.000%	11/15/32	24,725	12,849
United States Treasury Strip Coupon	0.000%	2/15/33	24,650	12,683
United States Treasury Strip Coupon	0.000%	5/15/33	23,870	12,161
United States Treasury Strip Coupon	0.000%	8/15/33	24,230	12,227
United States Treasury Strip Coupon	0.000%	11/15/33	24,805	12,397
United States Treasury Strip Coupon	0.000%	2/15/34	23,260	11,510
United States Treasury Strip Coupon	0.000%	5/15/34	25,200	12,352
United States Treasury Strip Coupon	0.000%	8/15/34	25,450	12,343
United States Treasury Strip Coupon	0.000%	11/15/34	24,560	11,804
United States Treasury Strip Coupon	0.000%	2/15/35	24,045	11,438
United States Treasury Strip Coupon	0.000%	5/15/35	25,945	12,208
United States Treasury Strip Coupon	0.000%	8/15/35	26,280	12,257
United States Treasury Strip Coupon	0.000%	11/15/35	24,165	11,167
United States Treasury Strip Coupon	0.000%	2/15/36	25,725	11,781
United States Treasury Strip Coupon	0.000%	5/15/36	24,945	11,311
United States Treasury Strip Coupon	0.000%	8/15/36	24,200	10,873
United States Treasury Strip Coupon	0.000%	11/15/36	26,285	11,695
United States Treasury Strip Coupon	0.000%	2/15/37	29,295	12,924
United States Treasury Strip Coupon	0.000%	5/15/37	23,050	10,081
United States Treasury Strip Coupon	0.000%	8/15/37	24,350	10,550
United States Treasury Strip Coupon	0.000%	11/15/37	25,680	11,025
United States Treasury Strip Coupon	0.000%	2/15/38	29,000	12,334
United States Treasury Strip Coupon	0.000%	5/15/38	28,200	11,901
United States Treasury Strip Coupon	0.000%	8/15/38	24,685	10,327
United States Treasury Strip Coupon	0.000%	11/15/38	24,950	10,341
United States Treasury Strip Coupon	0.000%	2/15/39	25,500	10,477
United States Treasury Strip Coupon	0.000%	5/15/39	27,200	11,078
United States Treasury Strip Coupon	0.000%	8/15/39	25,995	10,477
United States Treasury Strip Coupon	0.000%	11/15/39	26,710	10,697
United States Treasury Strip Coupon	0.000%	2/15/40	25,550	10,126
United States Treasury Strip Coupon	0.000%	5/15/40	22,145	8,706
United States Treasury Strip Coupon	0.000%	8/15/40	29,000	11,296
United States Treasury Strip Coupon	0.000%	11/15/40	20,445	7,908
United States Treasury Strip Coupon	0.000%	2/15/41	25,850	9,894
United States Treasury Strip Coupon	0.000%	5/15/41	15,500	5,880
United States Treasury Strip Principal	0.000%	2/15/36	22,570	10,594
United States Treasury Strip Principal	0.000%	2/15/37	15,850	7,162
United States Treasury Strip Principal	0.000%	5/15/37	17,475	7,819
United States Treasury Strip Principal	0.000%	2/15/38	18,700	8,152

8

Extended Duration Treasury Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Strip Principal	0.000%	5/15/38	20,495	8,878
United States Treasury Strip Principal	0.000%	2/15/39	22,685	9,483
United States Treasury Strip Principal	0.000%	5/15/39	23,810	9,892
United States Treasury Strip Principal	0.000%	8/15/39	20,845	8,558
United States Treasury Strip Principal	0.000%	11/15/39	22,850	9,303
United States Treasury Strip Principal	0.000%	2/15/40	25,335	10,213
United States Treasury Strip Principal	0.000%	5/15/40	29,300	11,704
United States Treasury Strip Principal	0.000%	8/15/40	22,780	9,002
United States Treasury Strip Principal	0.000%	11/15/40	25,105	9,810
United States Treasury Strip Principal	0.000%	2/15/41	42,985	16,641
United States Treasury Strip Principal	0.000%	5/15/41	49,495	19,015
United States Treasury Strip Principal	0.000%	8/15/41	59,895	22,835
United States Treasury Strip Principal	0.000%	11/15/41	47,550	17,891
United States Treasury Strip Principal	0.000%	2/15/42	7,200	2,682
Total U.S. Government and Agency Obligations (Cost $479,185)				614,171

			Shares
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund (Cost $43)	0.111%		42,848	43
Total Investments (100.1%) (Cost $479,228)				614,214
Other Assets and Liabilities (-0.1%)
Other Assets				28,333
Liabilities				(28,865)
				(532)
Net Assets (100%)				613,682

At February 29, 2012, net assets consisted of:
				Amount
				($000)
Paid-in Capital				458,322
Undistributed Net Investment Income				3,006
Accumulated Net Realized Gains				17,368
Unrealized Appreciation (Depreciation)				134,986
Net Assets				613,682

Institutional Shares—Net Assets
Applicable to 12,792,660 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				446,141
Net Asset Value Per Share—Institutional Shares				$34.87

ETF Shares—Net Assets
Applicable to 1,450,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				167,541
Net Asset Value Per Share—ETF Shares				$115.55

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Extended Duration Treasury Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Interest	10,386
Total Income	10,386
Expenses
The Vanguard Group—Note B
Investment Advisory Services	31
Management and Administrative—Institutional Shares	176
Management and Administrative—ETF Shares	79
Marketing and Distribution—Institutional Shares	55
Marketing and Distribution—ETF Shares	21
Custodian Fees	2
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	367
Net Investment Income	10,019
Realized Net Gain (Loss) on Investment Securities Sold	36,850
Change in Unrealized Appreciation (Depreciation) of Investment Securities	61,060
Net Increase (Decrease) in Net Assets Resulting from Operations	107,929

See accompanying Notes, which are an integral part of the Financial Statements.

10

Extended Duration Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,019	19,237
Realized Net Gain (Loss)	36,850	9,230
Change in Unrealized Appreciation (Depreciation)	61,060	(1,316)
Net Increase (Decrease) in Net Assets Resulting from Operations	107,929	27,151
Distributions
Net Investment Income
Institutional Shares	(8,244)	(12,526)
ETF Shares	(2,697)	(5,732)
Realized Capital Gain[1]
Institutional Shares	(10,632)	(675)
ETF Shares	(4,033)	(360)
Total Distributions	(25,606)	(19,293)
Capital Share Transactions
Institutional Shares	(30,047)	103,235
ETF Shares	32,116	(43,815)
Net Increase (Decrease) from Capital Share Transactions	2,069	59,420
Total Increase (Decrease)	84,392	67,278
Net Assets
Beginning of Period	529,290	462,012
End of Period[2]	613,682	529,290

1 Includes fiscal 2012 and 2011 short-term gain distributions totaling $7,473,000 and $122,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $3,006,000 and $3,928,000.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Extended Duration Treasury Index Fund

Financial Highlights

Institutional Shares
	Six Months				Nov. 28,
	Ended				2007[1] to
		Year Ended August 31,
	February 29,				Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.19	$31.18	$30.69	$29.52	$30.00
Investment Operations
Net Investment Income	. 539	1.127 [2]	1.173[2]	1.273[2]	1.023[2]
Net Realized and Unrealized Gain (Loss)
on Investments [3]	5.518	(. 948)	3.796	1.221	(. 928)
Total from Investment Operations	6.057	.179	4.969	2.494	. 095
Distributions
Dividends from Net Investment Income	(. 592)	(1.101)	(1.134)	(1.324)	(. 575)
Distributions from Realized Capital Gains	(.785)	(. 068)	(3.345)	—	—
Total Distributions	(1.377)	(1.169)	(4.479)	(1.324)	(. 575)
Net Asset Value, End of Period	$34.87	$30.19	$31.18	$30.69	$29.52

Total Return[4]	19.87%	1.33%	20.84%	8.05%	0.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$446	$409	$286	$151	$258
Ratio of Total Expenses to
Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%[5]
Ratio of Net Investment Income to
Average Net Assets	3.16%	4.42%	4.41%	3.93%	4.55%[5]
Portfolio Turnover Rate [6]	60%	22%	24%	39%	36%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.02, $0.02, $0.00, $0.01, and $0.03.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Extended Duration Treasury Index Fund

Financial Highlights

ETF Shares
	Six Months				Dec. 6,
	Ended				2007[1] to
	February 29,			Year Ended August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$100.09	$103.39	$101.91	$98.11	$97.78
Investment Operations
Net Investment Income	1.774	3.723 [2]	3.921[2]	4.317[2]	3.166 [2]
Net Realized and Unrealized Gain (Loss)
on Investments [3]	18.239	(3.168)	12.419	3.880	(.983)
Total from Investment Operations	20.013	. 555	16.340	8.197	2.183
Distributions
Dividends from Net Investment Income	(1.951)	(3.630)	(3.752)	(4.397)	(1.853)
Distributions from Realized Capital Gains	(2.602)	(. 225)	(11.108)	—	—
Total Distributions	(4.553)	(3.855)	(14.860)	(4.397)	(1.853)
Net Asset Value, End of Period	$115.55	$100.09	$103.39	$101.91	$98.11

Total Return	19.91%	1.33%	20.80%	7.98%	2.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$168	$120	$176	$46	$5
Ratio of Total Expenses to
Average Net Assets	0.13%	0.13%	0.13%	0.14%	0.14%[4]
Ratio of Net Investment Income to
Average Net Assets	3.14%	4.40%	4.39%	3.90%	4.52%[4]
Portfolio Turnover Rate [5]	60%	22%	24%	39%	36%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increases from purchase fees of $0.08, $0.07, $0.01, $0.02, and $0.11.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Extended Duration Treasury Index Fund

Notes to Financial Statements

Vanguard Extended Duration Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Institutional Shares, Institutional Plus Shares, and ETF Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Plus Shares through February 29, 2012. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of Institutional Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $99,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

14

Extended Duration Treasury Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	614,171	—
Temporary Cash Investments	43	—	—
Total	43	614,171	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 29, 2012, the fund realized $7,659,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At February 29, 2012, the cost of investment securities for tax purposes was $479,228,000. Net unrealized appreciation of investment securities for tax purposes was $134,986,000, consisting of unrealized gains of $136,097,000 on securities that had risen in value since their purchase and $1,111,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $251,806,000 of investment securities and sold $275,609,000 of investment securities, other than temporary cash investments.

15

Extended Duration Treasury Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued[1]	144,508	4,225	129,441	5,304
Issued in Lieu of Cash Distributions	18,153	496	12,810	503
Redeemed	(192,708)	(5,483)	(39,016)	(1,434)
Net Increase (Decrease)—Institutional Shares	(30,047)	(762)	103,235	4,373
ETF Shares
Issued[1]	60,946	500	34,936	400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(28,830)	(250)	(78,751)	(900)
Net Increase (Decrease)—ETF Shares	32,116	250	(43,815)	(500)
1 Includes purchase fees for fiscal 2012 and 2011 of $435,000 and $358,000, respectively (fund totals).

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

16

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

17

Six Months Ended February 29, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Extended Duration Treasury Index Fund	8/31/2011	2/29/2012	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,198.74	$0.60
ETF Shares	1,000.00	1,199.10	0.71
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.32	$0.55
ETF Shares	1,000.00	1,024.22	0.65

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.11% for Institutional Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays Capital using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

19

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

20

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services), Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing),
Board. Principal Occupation(s) During the Past Five	and Delphi Automotive LLP (automotive components);
Years: Chairman of the Board of The Vanguard Group,	Senior Advisor at New Mountain Capital; Trustee of
Inc., and of each of the investment companies served	The Conference Board.
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/medical devices/consumer
Monroe Community College Foundation, and North	products); Director of Skytop Lodge Corporation
Carolina A&T University.	(hotels), the University Medical Center at Princeton,
the Robert Wood Johnson Foundation, and the Center
Rajiv L. Gupta	for Talent Innovation; Member of the Advisory Board
Born 1945. Trustee Since December 2001.[2]	of the Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)

F. Joseph Loughrey	Group since 2010; Assistant Controller of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group (2001–2010).
and Chief Operating Officer (retired 2009) and Vice
Chairman of the Board (2008–2009) of Cummins Inc.	Thomas J. Higgins
(industrial machinery); Director of SKF AB (industrial	Born 1957. Chief Financial Officer Since September
machinery), Hillenbrand, Inc. (specialized consumer	2008. Principal Occupation(s) During the Past Five
services), the Lumina Foundation for Education, and	Years: Principal of The Vanguard Group, Inc.; Chief
Oxfam America; Chairman of the Advisory Council	Financial Officer of each of the investment companies
for the College of Arts and Letters and Member	served by The Vanguard Group since 2008; Treasurer
of the Advisory Board to the Kellogg Institute for	of each of the investment companies served by The
International Studies at the University of Notre Dame.	Vanguard Group (1998–2008).

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School (retired 2011); Chief Investment	the investment companies served by The Vanguard
Officer and Managing Partner of HighVista Strategies	Group since 2008; Assistant Treasurer of each of the
LLC (private investment firm); Director of Rand	investment companies served by The Vanguard Group
Merchant Bank; Overseer of the Museum of Fine	(1988–2008).
Arts Boston.
Heidi Stam
Alfred M. Rankin, Jr.	Born 1956. Secretary Since July 2005. Principal
Born 1941. Trustee Since January 1993. Principal	Occupation(s) During the Past Five Years: Managing
Occupation(s) During the Past Five Years: Chairman,	Director of The Vanguard Group, Inc., since 2006;
President, and Chief Executive Officer of NACCO	General Counsel of The Vanguard Group since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Secretary of The Vanguard Group and of each of the
Director of Goodrich Corporation (industrial products/	investment companies served by The Vanguard Group
aircraft systems and services) and the National	since 2005; Director and Senior Vice President of
Association of Manufacturers; Chairman of the Board	Vanguard Marketing Corporation since 2005;
of the Federal Reserve Bank of Cleveland and of	Principal of The Vanguard Group (1997–2006).
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Vanguard Senior Management Team
Peter F. Volanakis	Mortimer J. Buckley	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Kathleen C. Gubanich	James M. Norris
Occupation(s) During the Past Five Years: President	Paul A. Heller	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Martha G. King	George U. Sauter
Incorporated (communications equipment); Director of	Chris D. McIsaac
Corning Incorporated (2000-2010) and Dow Corning
(2001–2010); Director of SPX Corporation (multi-
industry manufacturing); Overseer of the Amos Tuck	Chairman Emeritus and Senior Advisor
School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Vanguard Extended Duration Treasury ETF is not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, sold, or promoted by Barclays
Capital. Barclays Capital makes no representation or
Institutional Investor Services > 800-523-1036	warranty, express or implied, to the owners of
Text Telephone for People	Vanguard Extended Duration Treasury ETF or any
With Hearing Impairment > 800-749-7273	member of the public regarding the advisability of
investing in securities generally or in Vanguard
This material may be used in conjunction	Extended Duration Treasury ETF particularly or the
with the offering of shares of any Vanguard	ability of the Barclays Capital Index to track general
fund only if preceded or accompanied by	bond market performance. Barclays Capital hereby
expressly disclaims all warranties of merchantability
the fund’s current prospectus.	and fitness for a particular purpose with respect to the
All comparative mutual fund data are from Lipper Inc. or	Barclays Capital Index and any data included therein.
Morningstar, Inc., unless otherwise noted.	Barclays Capital’s only relationship to Vanguard and
Vanguard Extended Duration Treasury ETF is the
You can obtain a free copy of Vanguard’s proxy voting	licensing of the Barclays Capital Index, which is
guidelines by visiting vanguard.com/proxyreporting or by	determined, composed, and calculated by Barclays
calling Vanguard at 800-662-2739. The guidelines are	Capital without regard to Vanguard or Vanguard
also available from the SEC’s website, sec.gov. In	Extended Duration Treasury ETF. Barclays Capital is not
addition, you may obtain a free report on how your fund	responsible for, and has not participated in, the
voted the proxies for securities it owned during the 12	determination of the timing of, prices of, or quantities
months ended June 30. To get the report, visit either	of Vanguard Extended Duration Treasury ETF to be
vanguard.com/proxyreporting or sec.gov.	issued.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12752 042012

Semiannual Report | February 29, 2012

Vanguard Mega Cap 300 Index Funds

Vanguard Mega Cap 300 Index Fund
Vanguard Mega Cap 300 Growth Index Fund
Vanguard Mega Cap 300 Value Index Fund

> For the six-month period ended February 29, 2012, the returns of Vanguard’s Mega Cap 300 Index Funds ranged from about 12% for the Mega Cap 300 Value Index Fund to more than 14% for the Mega Cap 300 Growth Index Fund.

> Each of the funds closely tracked its benchmark index. The Mega Cap 300 Value Index Fund slightly trailed the average return of its peers, while the two other funds outpaced their respective peer groups.

> The information technology, consumer discretionary, and industrial sectors contributed most to the results of the Mega Cap 300 Growth Index Fund and the Mega Cap 300 Index Fund; Mega Cap 300 Value benefited most from strength in the energy and financial sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Mega Cap 300 Index Fund.	7
Mega Cap 300 Growth Index Fund.	21
Mega Cap 300 Value Index Fund.	35
About Your Fund’s Expenses.	48
Glossary.	50

Mega Cap 300 Index Fund
Mega Cap 300 Growth Index Fund
Mega Cap 300 Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended February 29, 2012
Total
Returns
Vanguard Mega Cap 300 Index Fund
Institutional Shares	13.52%
ETF Shares
Market Price	13.60
Net Asset Value	13.51
MSCI US Large Cap 300 Index	13.59
Large-Cap Core Funds Average	12.27
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	14.87%
ETF Shares
Market Price	14.83
Net Asset Value	14.85
MSCI US Large Cap Growth Index	14.92
Large-Cap Growth Funds Average	12.46
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	12.14%
ETF Shares
Market Price	12.19
Net Asset Value	12.12
MSCI US Large Cap Value Index	12.20
Large-Cap Value Funds Average	12.39
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Vanguard’s trio of Mega Cap 300 Index Funds posted strong returns for the six months ended February 29, 2012, each rebounding sharply from weakness at the beginning of the period. The funds, which represent 300 of the largest companies in the U.S. stock market, met their objective of closely tracking their respective MSCI index benchmarks.

The Mega Cap 300 Growth Index Fund performed best, with a return of more than 14%. The Mega Cap 300 Value Index Fund returned about 12%, and the Mega Cap 300 Index Fund, which combines the growth and value market segments, fell in between, with a return of more than 13%.

Notes of optimism
propelled stock prices higher
U.S. stocks produced a strong double-digit return of 13.18% over the period. That statement is true enough, but the headline figure obscures the volatility that has beenperhaps the most prominent feature of the financial markets over the past six months and indeed the past few years. If the six-month period had started a month earlier, for example, the Dow Jones U.S. Total Stock Market Index would have returned just 1.97%. A start date two months earlier would have put the six-month return at –5.18%.

In the six months through February, however, stock prices benefited from signs of acceleration in the U.S. economic expansion and hope that the European Union’s latest agreement on Greek debt

2

would help contain a threat that has menaced global markets for much of the past two years. European stocks rallied on the news about Greece, but international stocks still trailed their U.S. counterparts for the full six months.

Bonds’ strength
confounded expectations
Bonds produced solid returns, to the surprise of many long-time observers of the fixed income markets. At the start of the period, the yield of the 10-year U.S. Treasury note stood at 2.22%, suggesting that returns would be very modest by historical standards. Over the next six months, however, yields moved lower still, boosting bond prices, which move in the opposite direction. At the end of February, the yield of the 10-year T-note stood at 1.98%. As yields decline, obviously, the scope for continued declines—and price increases—diminishes. Municipal bonds performed even more strongly than the broad taxable market.

The returns for 3-month Treasury bills and other money market instruments remained near 0%, consistent with the Federal Reserve’s policy on interest rates.

Tech sector boosted
mega-cap growth stocks
Despite the extreme stock market volatility earlier in the fiscal half-year, large-cap stocks ended the period on a strong note. Nearly all segments of the stock market were pummeled in the summer and early fall as the European debt crisis reignited and the fragility of the U.S. economic

Market Barometer

			Total Returns
		Periods Ended February 29, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.31%	4.86%	1.77%
Russell 2000 Index (Small-caps)	12.40	-0.15	1.83
Dow Jones U.S. Total Stock Market Index	13.18	4.35	2.07
MSCI All Country World Index ex USA (International)	3.97	-6.10	-0.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.73%	8.37%	6.36%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.67	12.42	5.50
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.06	1.20

CPI
Consumer Price Index	0.49%	2.87%	2.27%

3

recovery became more evident. Still, in such an uncertain environment, investors turned to large-cap stocks as a potential source of refuge. Larger, established companies were generally deemed less risky than smaller ones, which offer the potential for faster growth but don’t always have a track record of stability.

Investors’ preference for large-cap stocks benefited the Mega Cap 300 Index Funds. Two of them—the Mega Cap 300 Growth Index and the Mega Cap 300 Index—outperformed the broad U.S. market for the six-month period, while the Mega Cap 300 Value Index trailed it slightly.

As I mentioned, the Mega Cap 300 Growth Index had the best results of the three funds. It benefited most from its outsized holdings in technology, which represented about one-third of its assets, on average, during the period. Tech stocks outper-formed others because of the stellar fourth-quarter performance of companies selling tablet computers and smartphones. Tech consulting, data processing, and outsourcing services also did well.

The consumer discretionary sector boosted performance, with cable and satellite giants, specialty retailers, and fast-food chains all delivering double-digit returns. By the end of 2011, as the U.S. economic recovery stood on firmer ground, renewed optimism lifted industrial stocks. Businesses within that sector,

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Mega Cap 300 Index Fund	0.10%	0.12%	1.19%
Mega Cap 300 Growth Index Fund	0.10	0.12	1.37
Mega Cap 300 Value Index Fund	0.10	0.12	1.23

The fund expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were: for the Mega Cap 300 Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2011.

Peer groups: For the Mega Cap 300 Index Fund, Large-Cap Core Funds; for the Mega Cap 300 Growth Index Fund, Large-Cap Growth Funds; and for the Mega Cap 300 Value Index Fund, Large-Cap Value Funds.

4

including manufacturers of farm and construction machinery, industrial con-glomerates, and aerospace and defense companies, posted impressive returns.

Results for the Mega Cap 300 Index, a blend of large-cap growth and value stocks, fell in between those of its two mega-cap index brethren. Similar to the Mega Cap 300 Growth Index Fund, it benefited most from strength in tech, consumer discretionary, and industrials. The fund also benefited from significant improvements in the financial sector, which rebounded nicely after taking a beating earlier in the period.

The Mega Cap 300 Value Index posted more modest results. As expected, this fund’s performance depends largely on sectors traditionally associated with value stocks, such as financials, energy, and health care. Energy contributed most to the fund’s return. Oil and gas integrators produced double-digit gains, helped by higher crude oil prices.

Financials, the largest sector-holding, representing about one-quarter of the fund’s assets on average during the period, was another strong performer. Commercial banks that weathered the recent financial crisis and subsequent regulatory challenges stood out. Insurance companies, asset managers, and custodial banks also did well. Health care was another source of positive returns but was overshadowed by industrials. That sector, as I mentioned earlier, has been doing even better, thanks to increased demand for heavy machinery and equipment.

Invest for the long term;
ignore the market’s hiccups
The stock market was in dramatically different shape at the beginning of the fiscal half-year than at the end. The contrast is perhaps a good reminder of how quickly conditions can change and how futile it is to try and predict short-term trends.

At Vanguard, we encourage you to always look beyond the market’s recent ups and downs. You are best served by creating a broadly diversified portfolio that includes a mix of stocks, bonds, and money market funds consistent with your long-term investment goals and risk tolerance.

It’s also important to diversify within an asset class; that way, you get some access to whichever sectors or investing styles are in favor along with some buffering when trends suddenly shift. The Vanguard Mega Cap 300 Index Funds, with their low-cost, tax-efficient exposure to the largest companies in the stock market, can be a valuable component of a balanced investment portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
March 13, 2012

5

Your Fund’s Performance at a Glance
August 31, 2011, Through February 29, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mega Cap 300 Index Fund
Institutional Shares	$82.40	$92.41	$0.977	$0.000
ETF Shares	41.80	46.88	0.492	0.000
Vanguard Mega Cap 300 Growth Index Fund
Institutional Shares	$92.75	$105.70	$0.728	$0.000
ETF Shares	46.87	53.41	0.363	0.000
Vanguard Mega Cap 300 Value Index Fund
Institutional Shares	$73.55	$81.10	$1.196	$0.000
ETF Shares	37.09	40.90	0.599	0.000

6

Mega Cap 300 Index Fund

Fund Profile
As of February 29, 2012

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMCTX		MGC
Expense Ratio[1]	0.10%		0.12%
30-Day SEC Yield	2.08%		2.06%

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund	300 Index	Index
Number of Stocks	303	303	3,733
Median Market Cap	$66.9B	$66.9B	$33.9B
Price/Earnings Ratio	15.1x	15.2x	16.5x
Price/Book Ratio	2.3x	2.3x	2.2x
Return on Equity	20.3%	20.1%	18.2%
Earnings Growth Rate	8.3%	8.2%	7.6%
Dividend Yield	2.2%	2.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	4%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Large Cap	Market
	Fund	300 Index	Index
Consumer
Discretionary	10.3%	10.4%	11.9%
Consumer Staples	11.3	11.3	9.4
Energy	12.6	12.7	11.2
Financials	13.8	13.8	15.4
Health Care	11.5	11.4	11.4
Industrials	10.3	10.3	11.2
Information
Technology	21.0	21.0	19.4
Materials	3.2	3.2	4.1
Telecommunication
Services	3.1	3.0	2.5
Utilities	2.9	2.9	3.5

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Large Cap	Market
	300 Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	4.6%
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.8
Microsoft Corp.	Systems Software	2.2
International Business	IT Consulting &
Machines Corp.	Other Services	2.1
Chevron Corp.	Integrated Oil &
	Gas	2.0
General Electric Co.	Industrial
	Conglomerates	1.8
Procter & Gamble Co.	Household
	Products	1.7
AT&T Inc.	Integrated
	Telecommunication
	Services	1.6
Johnson & Johnson	Pharmaceuticals	1.6
Pfizer Inc.	Pharmaceuticals	1.5
Top Ten		22.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

7

Mega Cap 300 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	2/22/2008	2.34%	0.30%
ETF Shares	12/17/2007
Market Price		2.33	-1.30
Net Asset Value		2.32	-1.31

See Financial Highlights for dividend and capital gains information.

8

Mega Cap 300 Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (10.3%)
	McDonald’s Corp.	52,624	5,224
	Home Depot Inc.	79,178	3,766
	Walt Disney Co.	87,646	3,680
*	Amazon.com Inc.	18,689	3,358
	Comcast Corp. Class A	106,920	3,141
	Ford Motor Co.	182,107	2,254
	News Corp. Class A	99,411	1,975
	NIKE Inc. Class B	18,250	1,970
	Time Warner Inc.	51,395	1,912
	Starbucks Corp.	38,316	1,861
	Target Corp.	32,687	1,853
	Lowe’s Cos. Inc.	64,795	1,839
*	DIRECTV Class A	36,230	1,678
*	priceline.com Inc.	2,559	1,605
	Yum! Brands Inc.	23,665	1,568
	TJX Cos. Inc.	38,839	1,422
	Time Warner Cable Inc.	16,584	1,316
	Viacom Inc. Class B	25,716	1,225
	Johnson Controls Inc.	34,686	1,132
	Coach Inc.	15,001	1,123
*	General Motors Co.	39,897	1,038
*	Las Vegas Sands Corp.	18,665	1,038
	Comcast Corp.	33,966	971
	CBSCorp. Class B	32,030	958
	Macy’s Inc.	21,733	825
*	Bed Bath & Beyond Inc.	12,696	758
	McGraw-Hill Cos. Inc.	15,355	715
	Omnicom Group Inc.	14,246	704
	Carnival Corp.	23,243	704
	VF Corp.	4,476	654
	Kohl’s Corp.	12,356	614
	Ralph Lauren Corp. Class A	3,148	547
	Staples Inc.	36,216	531
	Marriott International Inc.
	Class A	14,427	509
*	Liberty Media Corp.–
	Liberty Capital Class A	5,557	499

			Market
			Value
		Shares	($000)
	Wynn Resorts Ltd.	4,153	492
*	AutoZone Inc.	1,278	479
	Best Buy Co. Inc.	16,278	402
	Gap Inc.	16,275	380
*	Dollar General Corp.	8,660	364
*	Discovery Communications
	Inc. Class A	7,231	337
	DISH Network Corp. Class A	10,680	312
*	Discovery
	Communications Inc.	6,398	278
	News Corp. Class B	11,566	235
			58,246
Consumer Staples (11.3%)
	Procter & Gamble Co.	141,333	9,543
	Philip Morris
	International Inc.	89,218	7,451
	Coca-Cola Co.	104,993	7,335
	Wal-Mart Stores Inc.	97,377	5,753
	PepsiCo Inc.	80,301	5,054
	Kraft Foods Inc.	86,274	3,284
	Altria Group Inc.	105,711	3,182
	CVS Caremark Corp.	66,844	3,015
	Colgate-Palmolive Co.	24,844	2,315
	Costco Wholesale Corp.	22,310	1,920
	Walgreen Co.	45,082	1,495
	Kimberly-Clark Corp.	20,258	1,476
	General Mills Inc.	32,963	1,263
	Archer-Daniels-Midland Co.	34,518	1,077
	Lorillard Inc.	7,083	928
	Sysco Corp.	30,156	887
	HJ Heinz Co.	16,337	861
	Mead Johnson Nutrition Co.	10,386	808
	Reynolds American Inc.	17,818	747
	Estee Lauder Cos. Inc.
	Class A	12,125	710
	Kroger Co.	29,294	697
	Kellogg Co.	12,922	676
	Sara Lee Corp.	28,548	578
	ConAgra Foods Inc.	21,164	556
	Hershey Co.	8,521	517

9

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	Clorox Co.	6,723	455
	Avon Products Inc.	22,060	412
	Molson Coors Brewing Co.
	Class B	8,391	369
	Brown-Forman Corp. Class B	4,309	352
	Campbell Soup Co.	9,902	330
			64,046
Energy (12.6%)
	Exxon Mobil Corp.	246,376	21,311
	Chevron Corp.	102,365	11,170
	Schlumberger Ltd.	68,987	5,354
	ConocoPhillips	64,775	4,959
	Occidental Petroleum Corp.	41,728	4,355
	Anadarko Petroleum Corp.	25,597	2,153
	Apache Corp.	19,742	2,131
	National Oilwell Varco Inc.	21,787	1,798
	Halliburton Co.	47,299	1,731
	EOG Resources Inc.	13,820	1,574
	Devon Energy Corp.	19,705	1,445
	Marathon Oil Corp.	36,426	1,234
	Baker Hughes Inc.	22,272	1,120
	El Paso Corp.	39,337	1,094
	Spectra Energy Corp.	33,221	1,042
	Hess Corp.	15,635	1,015
	Williams Cos. Inc.	29,964	895
	Noble Energy Inc.	9,026	881
	Chesapeake Energy Corp.	33,658	841
	Marathon Petroleum Corp.	18,148	754
	Valero Energy Corp.	29,146	714
*	Cameron International Corp.	12,486	696
*	Weatherford
	International Ltd.	38,658	618
	Murphy Oil Corp.	9,379	600
*	Southwestern Energy Co.	17,755	587
	Noble Corp.	13,347	536
	Peabody Energy Corp.	13,847	483
	Diamond Offshore
	Drilling Inc.	3,525	241
^	Kinder Morgan Inc.	5,662	200
			71,532
Financials (13.8%)
	Wells Fargo & Co.	257,347	8,052
	JPMorgan Chase & Co.	195,146	7,658
	Citigroup Inc.	150,190	5,004
	Bank of America Corp.	520,667	4,150
*	Berkshire Hathaway Inc.
	Class B	46,599	3,656
	US Bancorp	98,056	2,883
	American Express Co.	53,685	2,839
	Goldman Sachs Group Inc.	24,019	2,766
	MetLife Inc.	54,365	2,096
	Simon Property Group Inc.	15,102	2,046
	PNCFinancial Services
	Group Inc.	27,044	1,610

			Market
			Value
		Shares	($000)
	Prudential Financial Inc.	24,136	1,476
	Bank of New York
	Mellon Corp.	62,826	1,389
	Morgan Stanley	73,680	1,366
	Capital One Financial Corp.	25,616	1,296
	American Tower Corporation	20,181	1,263
	Travelers Cos. Inc.	21,351	1,238
	ACE Ltd.	17,232	1,236
	Aflac Inc.	23,839	1,126
	State Street Corp.	25,745	1,087
	BlackRock Inc.	5,362	1,067
	BB&T Corp.	35,604	1,041
	Public Storage	7,412	994
	Chubb Corp.	14,610	993
	CME Group Inc.	3,233	936
	Franklin Resources Inc.	7,897	931
	Marsh &
	McLennan Cos. Inc.	27,558	860
	EquityResidential	15,086	858
	Discover Financial Services	28,254	848
	Allstate Corp.	26,298	827
	Annaly Capital
	Management Inc.	49,327	820
	Ventas Inc.	14,650	819
	HCP Inc.	20,720	818
	T. Rowe Price Group Inc.	13,055	804
	ProLogis Inc.	23,371	787
	Charles Schwab Corp.	54,916	762
	Boston Properties Inc.	7,482	760
*	American International
	Group Inc.	24,194	707
	Aon Corp.	14,979	701
	Vornado Realty Trust	8,459	691
	Ameriprise Financial Inc.	12,034	671
	Progressive Corp.	30,927	662
	Loews Corp.	16,486	645
	Fifth Third Bancorp	46,910	638
	SunTrust Banks Inc.	27,392	629
	Weyerhaeuser Co.	27,503	575
	Invesco Ltd.	23,020	570
	Northern Trust Corp.	11,087	492
	M&T Bank Corp.	5,783	472
	Hartford Financial
	Services Group Inc.	21,661	449
	Principal Financial
	Group Inc.	16,050	444
	General Growth
	Properties Inc.	22,307	363
	TD Ameritrade Holding Corp.	11,452	214
			78,085
Health Care (11.5%)
	Johnson & Johnson	140,276	9,129
	PfizerInc.	394,819	8,331
	Merck & Co. Inc.	157,121	5,997
	Abbott Laboratories	80,023	4,530

10

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	UnitedHealth Group Inc.	54,928	3,062
	Bristol-Myers Squibb Co.	87,070	2,801
	Amgen Inc.	40,788	2,772
	Eli Lilly & Co.	53,561	2,102
	Medtronic Inc.	54,189	2,066
*	Gilead Sciences Inc.	38,576	1,755
	Baxter International Inc.	28,957	1,683
*	Celgene Corp.	22,797	1,672
	Allergan Inc.	15,672	1,404
*	Biogen Idec Inc.	11,863	1,382
*	Medco Health Solutions Inc.	19,901	1,345
	Covidien plc	25,156	1,314
*	Express Scripts Inc.	23,658	1,262
	WellPoint Inc.	17,864	1,172
*	Thermo Fisher Scientific Inc.	19,501	1,104
	McKesson Corp.	12,585	1,051
*	Intuitive Surgical Inc.	1,995	1,021
	Aetna Inc.	18,974	887
	Becton Dickinson and Co.	11,069	844
	Stryker Corp.	14,830	795
*	Agilent Technologies Inc.	17,722	773
	Humana Inc.	8,469	738
	Cardinal Health Inc.	17,552	729
	St. Jude Medical Inc.	16,792	707
	Cigna Corp.	14,554	642
*	Zimmer Holdings Inc.	9,199	559
*	Boston Scientific Corp.	78,284	487
	Quest Diagnostics Inc.	8,097	470
*	Forest Laboratories Inc.	14,052	457
	HCA Holdings Inc.	8,841	236
			65,279
Industrials (10.3%)
	General Electric Co.	542,299	10,331
	Caterpillar Inc.	33,217	3,794
	United Technologies Corp.	44,246	3,711
	3M Co.	34,405	3,014
	United Parcel Service Inc.
	Class B	37,166	2,858
	Union Pacific Corp.	24,917	2,747
	Boeing Co.	36,294	2,720
	Honeywell International Inc.	37,961	2,261
	Emerson Electric Co.	37,947	1,909
	Deere & Co.	21,277	1,764
	Danaher Corp.	29,988	1,584
	FedEx Corp.	15,491	1,394
	Norfolk Southern Corp.	18,313	1,262
	Illinois Tool Works Inc.	22,552	1,256
	Lockheed Martin Corp.	14,123	1,249
	Precision Castparts Corp.	7,348	1,230
	Tyco International Ltd.	23,693	1,228
	General Dynamics Corp.	15,699	1,150
	Cummins Inc.	9,442	1,138
	CSX Corp.	53,915	1,133

			Market
			Value
		Shares	($000)
	Raytheon Co.	17,991	909
	Eaton Corp.	16,492	861
	Goodrich Corp.	6,366	802
	Waste Management Inc.	22,831	799
	PACCARInc.	16,759	771
	Northrop Grumman Corp.	12,743	762
	Parker Hannifin Corp.	7,901	709
	Ingersoll-Rand plc	16,028	639
	Stanley Black & Decker Inc.	8,156	626
	Dover Corp.	9,485	607
	Rockwell Automation Inc.	7,306	584
	CHRobinson Worldwide Inc.	8,419	557
	Fluor Corp.	8,876	537
	Expeditors International of
	Washington Inc.	10,843	473
	Rockwell Collins Inc.	7,860	466
	Republic Services Inc.
	Class A	15,407	460
			58,295
Information Technology (21.0%)
*	Apple Inc.	47,773	25,914
	Microsoft Corp.	388,923	12,344
	International Business
	Machines Corp.	60,536	11,909
*	Google Inc. Class A	13,152	8,131
	Intel Corp.	261,501	7,029
	Oracle Corp.	207,303	6,068
	Cisco Systems Inc.	276,098	5,489
	QUALCOMMInc.	86,352	5,369
	Visa Inc. Class A	26,808	3,120
*	EMC Corp.	105,408	2,919
	Hewlett-Packard Co.	102,031	2,582
	Mastercard Inc. Class A	5,611	2,357
*	eBayInc.	59,722	2,134
	Texas Instruments Inc.	58,871	1,963
	Accenture plc Class A	32,838	1,955
*	Dell Inc.	83,669	1,448
	Automatic Data
	Processing Inc.	24,953	1,355
*	Cognizant Technology
	Solutions Corp. Class A	15,504	1,100
	Corning Inc.	80,215	1,046
*	Salesforce.com Inc.	6,642	951
	Broadcom Corp. Class A	24,983	928
*	Yahoo! Inc.	61,327	910
	Intuit Inc.	14,702	850
*	Adobe Systems Inc.	25,140	827
	Applied Materials Inc.	67,040	821
*	NetApp Inc.	18,763	807
	TE Connectivity Ltd.	22,068	807
*	Citrix Systems Inc.	9,594	717
	Motorola Solutions Inc.	14,200	707
*	Symantec Corp.	37,768	674

11

Mega Cap 300 Index Fund

			Market
			Value
		Shares	($000)
	Altera Corp.	16,518	635
*	Juniper Networks Inc.	27,186	619
	Analog Devices Inc.	15,275	599
	Xerox Corp.	71,601	589
	Western Union Co.	32,040	560
	CAInc.	20,611	557
	Paychex Inc.	16,675	522
*	VMware Inc. Class A	4,383	433
*	Marvell Technology
	Group Ltd.	26,606	399
	Fidelity National
	Information Services Inc.	12,545	398
	Activision Blizzard Inc.	26,424	316
			118,858
Materials (3.2%)
	EI du Pont
	de Nemours & Co.	47,615	2,421
	Monsanto Co.	27,522	2,130
	Freeport-McMoRan
	Copper & Gold Inc.	48,725	2,074
	Dow Chemical Co.	60,748	2,036
	Praxair Inc.	15,397	1,678
	Newmont Mining Corp.	25,435	1,511
	Air Products &
	Chemicals Inc.	10,896	983
	Ecolab Inc.	15,349	921
	Mosaic Co.	15,569	899
	International Paper Co.	21,161	744
	PPG Industries Inc.	8,023	732
	Nucor Corp.	16,123	702
	LyondellBasell Industries
	NV Class A	14,842	641
	Alcoa Inc.	54,329	552
			18,024
Telecommunication Services (3.0%)
	AT&T Inc.	304,411	9,312
	Verizon
	Communications Inc.	145,430	5,543
	CenturyLink Inc.	31,672	1,275
*	Crown Castle
	International Corp.	14,594	756
*	Sprint Nextel Corp.	153,572	379
			17,265

		Market
		Value
	Shares	($000)
Utilities (2.9%)
Southern Co.	44,279	1,957
Dominion Resources Inc.	29,280	1,478
Duke Energy Corp.	68,507	1,433
Exelon Corp.	33,779	1,320
NextEra Energy Inc.	20,464	1,218
FirstEnergy Corp.	21,391	947
American Electric
Power Co. Inc.	24,650	927
Consolidated Edison Inc.	14,986	871
PG&E Corp.	20,865	870
PPL Corp.	29,404	839
Progress Energy Inc.	14,996	796
Public Service
Enterprise Group Inc.	25,757	793
Sempra Energy	11,601	687
Edison International	15,780	661
Xcel Energy Inc.	24,703	654
Entergy Corp.	9,017	601
* AES Corp.	34,017	461
		16,513
Total Common Stocks
(Cost $495,438)		566,143
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.111%
(Cost $304)	304,102	304
Total Investments (100.0%)
(Cost $495,742)		566,447
Other Assets and Liabilities (0.0%)
Other Assets		3,965
Liabilities[2]		(4,211)
		(246)
Net Assets (100%)		566,201

12

Mega Cap 300 Index Fund

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	516,166
Undistributed Net Investment Income	1,733
Accumulated Net Realized Losses	(22,403)
Unrealized Appreciation (Depreciation)	70,705
Net Assets	566,201

Institutional Shares—Net Assets
Applicable to 2,068,354 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	191,147
Net Asset Value Per Share—
Institutional Shares	$92.41

ETF Shares—Net Assets
Applicable to 8,000,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	375,054
Net Asset Value Per Share—
ETF Shares	$46.88

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $298,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $304,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Mega Cap 300 Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	5,753
Security Lending	15
Total Income	5,768
Expenses
The Vanguard Group—Note B
Investment Advisory Services	35
Management and Administrative—Institutional Shares	22
Management and Administrative—ETF Shares	118
Marketing and Distribution—Institutional Shares	18
Marketing and Distribution—ETF Shares	44
Custodian Fees	10
Shareholders’ Reports—Institutional Shares	26
Shareholders’ Reports—ETF Shares	4
Total Expenses	277
Net Investment Income	5,491
Realized Net Gain (Loss) on Investment Securities Sold	730
Change in Unrealized Appreciation (Depreciation) of Investment Securities	59,433
Net Increase (Decrease) in Net Assets Resulting from Operations	65,654

See accompanying Notes, which are an integral part of the Financial Statements.

14

Mega Cap 300 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,491	8,544
Realized Net Gain (Loss)	730	3,860
Change in Unrealized Appreciation (Depreciation)	59,433	41,037
Net Increase (Decrease) in Net Assets Resulting from Operations	65,654	53,441
Distributions
Net Investment Income
Institutional Shares	(1,805)	(2,557)
ETFShares	(3,690)	(5,669)
Realized Capital Gain
Institutional Shares	—	—
ETFShares	—	—
Total Distributions	(5,495)	(8,226)
Capital Share Transactions
Institutional Shares	19,231	47,374
ETFShares	21,557	54,073
Net Increase (Decrease) from Capital Share Transactions	40,788	101,447
Total Increase (Decrease)	100,947	146,662
Net Assets
Beginning of Period	465,254	318,592
End of Period[1]	566,201	465,254
1 Net Assets—End of Period includes undistributed net investment income of $1,733,000 and $1,737,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Mega Cap 300 Index Fund

Financial Highlights

Institutional Shares
	Six Months				Feb. 22,
	Ended				2008[1] to
	February 29,			Year Ended August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$82.40	$71.03	$69.95	$87.14	$91.07
Investment Operations
Net Investment Income	.952	1.676	1.657	1.681[2]	.685
Net Realized and Unrealized Gain (Loss)
on Investments	10.035	11.379	1.033	(17.409)	(4.028)
Total from Investment Operations	10.987	13.055	2.690	(15.728)	(3.343)
Distributions
Dividends from Net Investment Income	(.977)	(1.685)	(1.610)	(1.462)	(.587)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.977)	(1.685)	(1.610)	(1.462)	(.587)
Net Asset Value, End of Period	$92.41	$82.40	$71.03	$69.95	$87.14

Total Return	13.52%	18.38%	3.74%	-17.84%	-3.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$191	$152	$92	$102	$53
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.01%	2.24%	2.59%	2.14%[3]
Portfolio Turnover Rate[4]	4%	8%	7%	10%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mega Cap 300 Index Fund

Financial Highlights

ETF Shares
	Six Months				Dec. 17,
	Ended				2007[1] to
	February 29,			Year Ended August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$41.80	$36.03	$35.49	$44.21	$49.24
Investment Operations
Net Investment Income	.479	.842	.834	.822[2]	.441
Net Realized and Unrealized Gain (Loss)
on Investments	5.093	5.774	.517	(8.808)	(5.179)
Total from Investment Operations	5.572	6.616	1.351	(7.986)	(4.738)
Distributions
Dividends from Net Investment Income	(.492)	(.846)	(.811)	(.734)	(.292)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.492)	(.846)	(.811)	(.734)	(.292)
Net Asset Value, End of Period	$46.88	$41.80	$36.03	$35.49	$44.21

Total Return	13.51%	18.35%	3.71%	-17.85%	-9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$375	$313	$227	$199	$88
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to
Average Net Assets	2.24%	1.99%	2.22%	2.57%	2.09%[3]
Portfolio Turnover Rate[4]	4%	8%	7%	10%	30%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mega Cap 300 Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $84,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

18

Mega Cap 300 Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At February 29, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $1,687,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $20,709,000 to offset future net capital gains of $948,000 through August 31, 2017, $13,557,000 through August 31, 2018, and $6,204,000 through August 31, 2019. In addition, the fund realized losses of $733,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $495,742,000. Net unrealized appreciation of investment securities for tax purposes was $70,705,000, consisting of unrealized gains of $93,520,000 on securities that had risen in value since their purchase and $22,815,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 29, 2012, the fund purchased $56,619,000 of investment securities and sold $15,581,000 of investment securities, other than temporary cash investments.

19

Mega Cap 300 Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	17,554	205	51,121	593
Issued in Lieu of Cash Distributions	1,677	21	2,453	29
Redeemed	—	—	(6,200)	(70)
Net Increase (Decrease)—Institutional Shares	19,231	226	47,374	552
ETF Shares
Issued	26,265	600	74,109	1,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,708)	(100)	(20,036)	(500)
Net Increase (Decrease)—ETF Shares	21,557	500	54,073	1,200

G. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

Mega Cap 300 Growth Index Fund

Fund Profile
As of February 29, 2012

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMGAX		MGK
Expense Ratio[1]	0.10%		0.12%
30-Day SEC Yield	1.37%		1.35%

Portfolio Characteristics
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	176	176	3,733
Median Market Cap	$57.0B	$57.0B	$33.9B
Price/Earnings Ratio	17.4x	17.4x	16.5x
Price/Book Ratio	3.8x	3.8x	2.2x
Return on Equity	24.6%	24.2%	18.2%
Earnings Growth Rate	16.2%	16.1%	7.6%
Dividend Yield	1.5%	1.5%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	15%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	16.8%	16.9%	11.9%
Consumer Staples	13.0	13.0	9.4
Energy	8.0	8.0	11.2
Financials	4.9	4.9	15.4
Health Care	8.2	8.1	11.4
Industrials	11.9	11.9	11.2
Information
Technology	33.9	34.0	19.4
Materials	2.8	2.8	4.1
Telecommunication
Services	0.3	0.3	2.5
Utilities	0.2	0.1	3.5

Volatility Measures
	MSCI US	DJ
	Large Cap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	1.00	0.96
Beta	1.00	0.94
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	9.0%
International Business	IT Consulting &
Machines Corp.	Other Services	4.1
Google Inc. Class A	Internet Software &
	Services	2.8
Microsoft Corp.	Systems Software	2.8
Philip Morris
International Inc.	Tobacco	2.6
Coca-Cola Co.	Soft Drinks	2.6
Oracle Corp.	Systems Software	2.1
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.0
Cisco Systems Inc.	Communications
	Equipment	1.9
QUALCOMM Inc.	Communications
	Equipment	1.9
Top Ten		31.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

21

Mega Cap 300 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	4/3/2008	3.07%	2.31%
ETF Shares	12/17/2007
Market Price		3.04	0.84
Net Asset Value		3.05	0.83

See Financial Highlights for dividend and capital gains information.

22

Mega Cap 300 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (16.7%)
	McDonald’s Corp.	133,701	13,274
	Comcast Corp. Class A	352,697	10,362
*	Amazon.com Inc.	47,587	8,551
	Ford Motor Co.	462,461	5,725
	NIKE Inc. Class B	46,373	5,005
	Home Depot Inc.	100,601	4,786
	Starbucks Corp.	97,377	4,729
	Target Corp.	83,181	4,716
	Lowe’s Cos. Inc.	164,572	4,671
	News Corp. Class A	221,703	4,405
*	DIRECTV Class A	92,050	4,264
*	priceline.com Inc.	6,508	4,081
	Yum! Brands Inc.	60,158	3,985
	TJX Cos. Inc.	98,418	3,603
	Time Warner Cable Inc.	41,633	3,303
	Walt Disney Co.	77,914	3,272
	Viacom Inc. Class B	65,312	3,110
	Johnson Controls Inc.	88,898	2,901
	Coach Inc.	38,123	2,853
*	Las Vegas Sands Corp.	47,895	2,663
	CBSCorp. Class B	79,711	2,383
*	Bed Bath & Beyond Inc.	31,933	1,908
	McGraw-Hill Cos. Inc.	38,214	1,778
	VF Corp.	11,540	1,685
	Kohl’s Corp.	31,341	1,557
	Ralph Lauren Corp. Class A	8,048	1,398
*	Liberty Media Corp.–
	Liberty Capital Class A	14,132	1,270
	Wynn Resorts Ltd.	10,634	1,261
	Marriott International Inc.
	Class A	34,992	1,234
	News Corp. Class B	60,372	1,225
	Omnicom Group Inc.	23,686	1,171
*	AutoZone Inc.	3,122	1,169
	Gap Inc.	41,360	966
*	Dollar General Corp.	21,976	924
*	Discovery Communications
	Inc. Class A	18,394	858

		Market
		Value
	Shares	($000)
* Discovery
Communications Inc.	15,192	660
DISH Network Corp. Class A	13,605	397
Comcast Corp.	5,359	153
		122,256
Consumer Staples (12.9%)
Philip Morris
International Inc.	226,834	18,945
Coca-Cola Co.	266,942	18,649
Wal-Mart Stores Inc.	247,491	14,622
PepsiCo Inc.	204,178	12,851
Colgate-Palmolive Co.	63,235	5,892
Costco Wholesale Corp.	56,524	4,864
Walgreen Co.	114,496	3,797
Mead Johnson Nutrition Co.	26,549	2,064
Estee Lauder Cos. Inc.
Class A	30,434	1,782
Kroger Co.	74,500	1,772
Kellogg Co.	32,860	1,720
General Mills Inc.	41,943	1,607
Hershey Co.	21,572	1,309
Avon Products Inc.	56,111	1,049
Sara Lee Corp.	47,401	960
Brown-Forman Corp.
Class B	10,947	894
HJ Heinz Co.	14,542	767
Clorox Co.	11,126	752
Campbell Soup Co.	8,771	292
		94,588
Energy (8.0%)
Schlumberger Ltd.	175,213	13,598
Occidental Petroleum Corp.	105,974	11,061
National Oilwell Varco Inc.	55,336	4,567
Halliburton Co.	120,117	4,395
EOG Resources Inc.	35,094	3,996
Baker Hughes Inc.	57,067	2,869
El Paso Corp.	100,728	2,801
Anadarko Petroleum Corp.	32,536	2,737
Williams Cos. Inc.	77,019	2,301
* Cameron International Corp.	32,080	1,787

23

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
*	Weatherford
	International Ltd.	99,120	1,584
*	Southwestern Energy Co.	45,329	1,499
	Noble Energy Inc.	15,080	1,473
	Peabody Energy Corp.	35,311	1,232
	Noble Corp.	17,092	687
	Marathon Petroleum Corp.	16,253	675
	Diamond Offshore
	Drilling Inc.	9,145	626
^	Kinder Morgan Inc.	14,508	511
			58,399
Financials (4.9%)
	American Express Co.	136,368	7,213
	Simon Property Group Inc.	38,357	5,197
*	Berkshire Hathaway Inc.
	Class B	41,536	3,259
	American Tower
	Corporation	51,251	3,207
	Public Storage	19,038	2,552
	Franklin Resources Inc.	20,167	2,377
	Ventas Inc.	37,641	2,105
	T. Rowe Price Group Inc.	32,963	2,030
	Boston Properties Inc.	19,364	1,966
	Charles Schwab Corp.	140,971	1,957
	Weyerhaeuser Co.	69,835	1,459
	Northern Trust Corp.	28,259	1,255
	Aon Corp.	13,492	632
	TD Ameritrade
	Holding Corp.	28,628	534
			35,743
Health Care (8.2%)
	UnitedHealth Group Inc.	139,069	7,753
	Amgen Inc.	67,336	4,575
*	Gilead Sciences Inc.	98,028	4,460
	Baxter International Inc.	73,506	4,273
*	Celgene Corp.	57,874	4,244
	Allergan Inc.	39,917	3,576
*	Biogen Idec Inc.	30,187	3,516
*	Medco Health Solutions Inc.	50,586	3,419
*	Express Scripts Inc.	60,211	3,211
*	Thermo Fisher Scientific Inc.	49,451	2,800
	McKesson Corp.	31,976	2,670
*	Intuitive Surgical Inc.	5,095	2,607
	Becton Dickinson and Co.	28,137	2,145
	Stryker Corp.	37,385	2,005
*	Agilent Technologies Inc.	45,384	1,980
	St. Jude Medical Inc.	41,594	1,752
*	Zimmer Holdings Inc.	23,349	1,418
	Quest Diagnostics Inc.	20,621	1,197
	Humana Inc.	10,672	930
	HCA Holdings Inc.	22,724	606
*	Forest Laboratories Inc.	17,381	565
			59,702

			Market
			Value
		Shares	($000)
Industrials (11.9%)
	Caterpillar Inc.	84,502	9,651
	3M Co.	86,899	7,612
	United Parcel Service Inc.
	Class B	94,590	7,273
	Union Pacific Corp.	63,183	6,966
	Boeing Co.	92,247	6,914
	Emerson Electric Co.	95,995	4,830
	Deere & Co.	54,093	4,486
	Danaher Corp.	76,155	4,023
	FedEx Corp.	39,404	3,546
	Norfolk Southern Corp.	46,604	3,211
	Precision Castparts Corp.	18,900	3,164
	Tyco International Ltd.	60,365	3,128
	Cummins Inc.	24,018	2,896
	CSX Corp.	136,994	2,878
	Goodrich Corp.	16,384	2,064
	Honeywell International Inc.	33,697	2,007
	PACCARInc.	42,079	1,936
	Lockheed Martin Corp.	17,880	1,581
	Rockwell Automation Inc.	18,533	1,482
	CHRobinson Worldwide Inc.	21,354	1,413
	Fluor Corp.	22,133	1,339
	Expeditors International of
	Washington Inc.	27,506	1,200
	Rockwell Collins Inc.	19,721	1,169
	Republic Services Inc.
	Class A	38,601	1,152
	Dover Corp.	12,115	776
			86,697
Information Technology (34.1%)
*	Apple Inc.	121,378	65,840
	International Business
	Machines Corp.	153,969	30,290
*	Google Inc. Class A	33,419	20,661
	Microsoft Corp.	642,674	20,399
	Oracle Corp.	526,869	15,422
	Cisco Systems Inc.	702,030	13,956
	QUALCOMMInc.	219,426	13,644
	Visa Inc. Class A	68,108	7,926
*	EMC Corp.	266,266	7,373
	Mastercard Inc. Class A	14,264	5,991
*	eBayInc.	151,686	5,421
	Accenture plc Class A	83,719	4,985
	Automatic Data
	Processing Inc.	63,870	3,469
	Texas Instruments Inc.	96,894	3,231
*	Cognizant Technology
	Solutions Corp. Class A	39,413	2,796
*	Salesforce.com Inc.	16,873	2,416
	Broadcom Corp. Class A	63,460	2,358
	Intuit Inc.	36,826	2,130
*	Adobe Systems Inc.	64,010	2,105

24

Mega Cap 300 Growth Index Fund

			Market
			Value
		Shares	($000)
*	NetApp Inc.	48,124	2,069
*	Dell Inc.	105,449	1,824
*	Citrix Systems Inc.	24,363	1,821
*	Symantec Corp.	96,107	1,715
	Altera Corp.	41,938	1,613
*	Juniper Networks Inc.	68,651	1,563
	Analog Devices Inc.	38,741	1,519
*	Yahoo! Inc.	99,892	1,481
	Western Union Co.	81,352	1,421
*	VMware Inc. Class A	11,103	1,098
*	Marvell Technology
	Group Ltd.	67,752	1,016
	Activision Blizzard Inc.	67,084	802
	Paychex Inc.	14,862	465
			248,820
Materials (2.8%)
	Monsanto Co.	69,911	5,410
	Praxair Inc.	39,104	4,262
	Newmont Mining Corp.	64,674	3,841
	Ecolab Inc.	39,245	2,355
	Mosaic Co.	39,962	2,308
	Air Products &
	Chemicals Inc.	13,683	1,235
	PPG Industries Inc.	10,097	921
			20,332
Telecommunication Services (0.3%)
*	Crown Castle
	International Corp.	37,188	1,927

Utilities (0.1%)
*	AES Corp.	85,101	1,154
Total Common Stocks
(Cost $581,054)			729,618
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.111%	619,462	619

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[4],5 Freddie Mac Discount
Notes, 0.050%, 4/24/12	100	100
Total Temporary Cash Investments
(Cost $719)		719
Total Investments (100.0%)
(Cost $581,773)		730,337
Other Assets and Liabilities (0.0%)
Other Assets		5,160
Liabilities[3]		(5,459)
		(299)
Net Assets (100%)		730,038

25

Mega Cap 300 Growth Index Fund

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	623,944
Undistributed Net Investment Income	968
Accumulated Net Realized Losses	(43,453)
Unrealized Appreciation (Depreciation)
Investment Securities	148,564
Futures Contracts	15
Net Assets	730,038

Institutional Shares—Net Assets
Applicable to 1,247,219 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	131,831
Net Asset Value Per Share—
Institutional Shares	$105.70

ETF Shares—Net Assets
Applicable to 11,200,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	598,207
Net Asset Value Per Share—
ETF Shares	$53.41

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $577,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $589,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

26

Mega Cap 300 Growth Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	5,136
Security Lending	14
Total Income	5,150
Expenses
The Vanguard Group—Note B
Investment Advisory Services	46
Management and Administrative—Institutional Shares	38
Management and Administrative—ETF Shares	198
Marketing and Distribution—Institutional Shares	12
Marketing and Distribution—ETF Shares	73
Custodian Fees	10
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	7
Total Expenses	384
Net Investment Income	4,766
Realized Net Gain (Loss)
Investment Securities Sold	4,765
Futures Contracts	37
Realized Net Gain (Loss)	4,802
Change in Unrealized Appreciation (Depreciation)
Investment Securities	84,772
Futures Contracts	15
Change in Unrealized Appreciation (Depreciation)	84,787
Net Increase (Decrease) in Net Assets Resulting from Operations	94,355

See accompanying Notes, which are an integral part of the Financial Statements.

27

Mega Cap 300 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,766	7,212
Realized Net Gain (Loss)	4,802	4,484
Change in Unrealized Appreciation (Depreciation)	84,787	71,074
Net Increase (Decrease) in Net Assets Resulting from Operations	94,355	82,770
Distributions
Net Investment Income
Institutional Shares	(942)	(1,559)
ETFShares	(4,080)	(5,586)
Realized Capital Gain
Institutional Shares	—	—
ETFShares	—	—
Total Distributions	(5,022)	(7,145)
Capital Share Transactions
Institutional Shares	(8,263)	15,479
ETFShares	9,684	171,720
Net Increase (Decrease) from Capital Share Transactions	1,421	187,199
Total Increase (Decrease)	90,754	262,824
Net Assets
Beginning of Period	639,284	376,460
End of Period[1]	730,038	639,284
1 Net Assets—End of Period includes undistributed net investment income of $968,000 and $1,224,000.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Mega Cap 300 Growth Index Fund

Financial Highlights

Institutional Shares
	Six Months				April 3,
	Ended				2008[1] to
	February 29,			Year Ended August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$92.75	$76.74	$74.21	$91.10	$92.21
Investment Operations
Net Investment Income	.691	1.227	1.180	1.053	.343
Net Realized and Unrealized Gain (Loss)
on Investments	12.987	16.067	2.465	(16.900)	(1.250)
Total from Investment Operations	13.678	17.294	3.645	(15.847)	(.907)
Distributions
Dividends from Net Investment Income	(.728)	(1.284)	(1.115)	(1.043)	(.203)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.728)	(1.284)	(1.115)	(1.043)	(.203)
Net Asset Value, End of Period	$105.70	$92.75	$76.74	$74.21	$91.10

Total Return	14.87%	22.57%	4.84%	-17.25%	-0.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$132	$124	$90	$62	$97
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	1.46%	1.35%	1.39%	1.59%	1.16%[2]
Portfolio Turnover Rate[3]	15%	26%	21%	31%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Mega Cap 300 Growth Index Fund

Financial Highlights

ETF Shares
	Six Months				Dec. 17,
	Ended				2007[1] to
	February 29,			Year Ended August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$46.87	$38.78	$37.50	$46.04	$49.10
Investment Operations
Net Investment Income	.344	.611	.586	.528	.237
Net Realized and Unrealized Gain (Loss)
on Investments	6.559	8.120	1.248	(8.548)	(3.139)
Total from Investment Operations	6.903	8.731	1.834	(8.020)	(2.902)
Distributions
Dividends from Net Investment Income	(.363)	(.641)	(.554)	(.520)	(.158)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.363)	(.641)	(.554)	(.520)	(.158)
Net Asset Value, End of Period	$53.41	$46.87	$38.78	$37.50	$46.04

Total Return	14.85%	22.54%	4.82%	-17.28%	-5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$598	$516	$287	$536	$161
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.13%[2]
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.33%	1.37%	1.57%	1.11%[2]
Portfolio Turnover Rate[3]	15%	26%	21%	31%	9%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Mega Cap 300 Growth Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

31

Mega Cap 300 Growth Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $107,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	729,618	—	—
Temporary Cash Investments	619	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	730,236	100	—
1 Represents variation margin on the last day of the reporting period.

32

Mega Cap 300 Growth Index Fund

D. At February 29, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2012	3	205	15

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $3,903,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $38,182,000 to offset future net capital gains of $7,258,000 through August 31, 2017, $25,747,000 through August 31, 2018, and $5,177,000 through August 31, 2019. In addition, the fund realized losses of $6,166,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $581,773,000. Net unrealized appreciation of investment securities for tax purposes was $148,564,000, consisting of unrealized gains of $156,361,000 on securities that had risen in value since their purchase and $7,797,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2012, the fund purchased $74,499,000 of investment securities and sold $73,276,000 of investment securities, other than temporary cash investments.

33

Mega Cap 300 Growth Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	36	—	14,556	157
Issued in Lieu of Cash Distributions	942	10	1,559	17
Redeemed	(9,241)	(97)	(636)	(7)
Net Increase (Decrease)—Institutional Shares	(8,263)	(87)	15,479	167
ETF Shares
Issued	23,622	500	237,976	5,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(13,938)	(300)	(66,256)	(1,400)
Net Increase (Decrease)—ETF Shares	9,684	200	171,720	3,600

H. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

34

Mega Cap 300 Value Index Fund

Fund Profile
As of February 29, 2012

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VMVLX		MGV
Expense Ratio[1]	0.10%		0.12%
30-Day SEC Yield	2.82%		2.80%

Portfolio Characteristics		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	155	155	3,733
Median Market Cap	$76.8B	$76.8B	$33.9B
Price/Earnings Ratio	13.4x	13.4x	16.5x
Price/Book Ratio	1.7x	1.7x	2.2x
Return on Equity	16.4%	16.4%	18.2%
Earnings Growth Rate	0.0%	0.0%	7.6%
Dividend Yield	2.9%	2.9%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	17%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Large Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	3.6%	3.7%	11.9%
Consumer Staples	9.6	9.6	9.4
Energy	17.4	17.5	11.2
Financials	23.0	22.9	15.4
Health Care	15.0	14.8	11.4
Industrials	8.6	8.7	11.2
Information
Technology	7.5	7.6	19.4
Materials	3.6	3.6	4.1
Telecommunication
Services	5.9	5.9	2.5
Utilities	5.8	5.7	3.5

Volatility Measures
	MSCI US	DJ
	Large Cap	U.S. Total
	Value	Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	7.6%
Chevron Corp.	Integrated Oil &
	Gas	4.0
General Electric Co.	Industrial
	Conglomerates	3.7
Procter & Gamble Co.	Household
	Products	3.4
AT&T Inc.	Integrated
	Telecommunication
	Services	3.3
Johnson & Johnson	Pharmaceuticals	3.3
Pfizer Inc.	Pharmaceuticals	3.0
Wells Fargo & Co.	Diversified Banks	2.9
JPMorgan Chase & Co.	Diversified Financial
	Services	2.7
Intel Corp.	Semiconductors	2.5
Top Ten		36.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 20, 2011, and represent estimated costs for the current fiscal year. For the six months ended February 29, 2012, the annualized expense ratios were 0.10% for Institutional Shares and 0.12% for ETF Shares.

35

Mega Cap 300 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2007, Through February 29, 2012

Average Annual Total Returns: Periods Ended December 31, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	3/5/2008	1.49%	-1.49%
ETF Shares	12/17/2007
Market Price		1.45	-3.46
Net Asset Value		1.47	-3.46

See Financial Highlights for dividend and capital gains information.

36

Mega Cap 300 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 29, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (3.6%)
Walt Disney Co.	101,499	4,262
Time Warner Inc.	91,575	3,408
Home Depot Inc.	70,537	3,355
* General Motors Co.	71,660	1,865
Macy’s Inc.	38,780	1,472
Carnival Corp.	40,781	1,235
Staples Inc.	64,532	946
Best Buy Co. Inc.	28,108	694
Omnicom Group Inc.	8,910	441
DISH Network Corp. Class A	9,426	275
		17,953
Consumer Staples (9.6%)
Procter & Gamble Co.	251,902	17,008
Kraft Foods Inc.	153,709	5,852
Altria Group Inc.	188,027	5,660
CVS Caremark Corp.	119,043	5,369
Kimberly-Clark Corp.	36,091	2,630
Archer-Daniels-Midland Co.	61,252	1,911
Lorillard Inc.	12,324	1,615
Sysco Corp.	53,755	1,581
Reynolds American Inc.	32,032	1,343
General Mills Inc.	29,293	1,122
HJ Heinz Co.	18,891	996
ConAgra Foods Inc.	37,680	989
Molson Coors Brewing Co.
Class B	14,446	635
Campbell Soup Co.	11,392	380
Sara Lee Corp.	17,792	360
Clorox Co.	4,197	284
		47,735
Energy (17.4%)
Exxon Mobil Corp.	438,683	37,946
Chevron Corp.	182,365	19,900
ConocoPhillips	115,380	8,832
Apache Corp.	35,199	3,799
Devon Energy Corp.	35,084	2,572
Marathon Oil Corp.	64,394	2,182

			Market
			Value
		Shares	($000)
	Anadarko Petroleum Corp.	22,846	1,922
	Spectra Energy Corp.	59,614	1,871
	Hess Corp.	28,070	1,822
	Chesapeake Energy Corp.	60,361	1,509
	Valero Energy Corp.	51,226	1,255
	Murphy Oil Corp.	16,870	1,079
	Marathon Petroleum Corp.	21,119	877
	Noble Energy Inc.	5,593	546
	Noble Corp.	11,881	477
			86,589
Financials (22.9%)
	Wells Fargo & Co.	458,591	14,349
	JPMorgan Chase & Co.	347,758	13,646
	Citigroup Inc.	267,611	8,917
	Bank of America Corp.	927,794	7,395
	US Bancorp	174,496	5,130
	Goldman Sachs Group Inc.	42,730	4,920
*	Berkshire Hathaway Inc.
	Class B	54,048	4,240
	MetLife Inc.	96,886	3,735
	PNCFinancial Services
	Group Inc.	48,252	2,872
	Prudential Financial Inc.	42,975	2,628
	Morgan Stanley	132,386	2,454
	Bank of New York
	Mellon Corp.	110,918	2,452
	Capital One Financial Corp.	45,645	2,310
	ACE Ltd.	30,878	2,214
	Travelers Cos. Inc.	37,742	2,188
	Aflac Inc.	42,528	2,009
	BlackRock Inc.	9,592	1,909
	State Street Corp.	45,005	1,901
	BB&T Corp.	63,855	1,868
	Chubb Corp.	25,428	1,728
	CME Group Inc.	5,766	1,669
	EquityResidential	26,951	1,533
	Marsh & McLennan Cos. Inc.	49,069	1,531
	Discover Financial Services	50,362	1,511
	Annaly Capital
	Management Inc.	88,805	1,476

37

Mega Cap 300 Value Index Fund

			Market
			Value
		Shares	($000)
	HCP Inc.	37,328	1,474
	Allstate Corp.	46,250	1,454
	ProLogis Inc.	41,766	1,406
*	American International
	Group Inc.	43,497	1,271
	Vornado Realty Trust	15,278	1,249
	Ameriprise Financial Inc.	20,656	1,152
	Progressive Corp.	53,597	1,148
	Loews Corp.	29,306	1,147
	Fifth Third Bancorp	83,388	1,135
	SunTrust Banks Inc.	48,663	1,117
	Invesco Ltd.	41,008	1,016
	M&T Bank Corp.	10,279	839
	Aon Corp.	17,283	809
	Hartford Financial
	Services Group Inc.	38,302	793
	Principal Financial Group Inc.	27,866	771
	General Growth
	Properties Inc.	38,467	626
			113,992
Health Care (15.0%)
	Johnson & Johnson	250,050	16,273
	PfizerInc.	703,550	14,845
	Merck & Co. Inc.	278,972	10,648
	Abbott Laboratories	142,661	8,076
	Bristol-Myers Squibb Co.	154,886	4,983
	Eli Lilly & Co.	95,410	3,744
	Medtronic Inc.	96,685	3,686
	Covidien plc	44,104	2,304
	WellPoint Inc.	31,769	2,085
	Amgen Inc.	25,440	1,729
	Aetna Inc.	33,091	1,547
	Cardinal Health Inc.	31,682	1,316
	Cigna Corp.	26,142	1,153
*	Boston Scientific Corp.	135,520	843
	Humana Inc.	7,483	652
*	Forest Laboratories Inc.	12,408	404
			74,288
Industrials (8.6%)
	General Electric Co.	966,380	18,409
	United Technologies Corp.	78,825	6,611
	Honeywell International Inc.	43,843	2,612
	Illinois Tool Works Inc.	39,731	2,213
	General Dynamics Corp.	27,621	2,023
	Raytheon Co.	31,592	1,596
	Eaton Corp.	29,015	1,514
	Waste Management Inc.	40,013	1,400
	Northrop Grumman Corp.	22,714	1,358
	Parker Hannifin Corp.	13,807	1,240
	Ingersoll-Rand plc	28,499	1,137
	Stanley Black & Decker Inc.	14,719	1,130
	Lockheed Martin Corp.	12,518	1,107
	Dover Corp.	8,486	543
			42,893

			Market
			Value
		Shares	($000)
Information Technology (7.5%)
	Intel Corp.	466,052	12,528
	Microsoft Corp.	242,607	7,700
	Hewlett-Packard Co.	181,783	4,601
	Corning Inc.	143,850	1,876
	Applied Materials Inc.	120,649	1,477
	TE Connectivity Ltd.	38,781	1,417
*	Dell Inc.	74,473	1,288
	Motorola Solutions Inc.	25,232	1,257
	Texas Instruments Inc.	36,765	1,226
	Xerox Corp.	127,221	1,047
	CAInc.	36,108	976
	Fidelity National
	Information Services Inc.	22,129	702
	Paychex Inc.	19,271	603
*	Yahoo! Inc.	38,215	567
			37,265
Materials (3.6%)
	EI du Pont
	de Nemours & Co.	84,476	4,296
	Freeport-McMoRan
	Copper & Gold Inc.	86,791	3,694
	Dow Chemical Co.	108,235	3,627
	International Paper Co.	37,741	1,327
	Nucor Corp.	29,004	1,262
	LyondellBasell Industries
	NV Class A	26,527	1,145
	Alcoa Inc.	96,553	982
	Air Products &
	Chemicals Inc.	9,659	872
	PPG Industries Inc.	7,129	650
			17,855
Telecommunication Services (5.9%)
	AT&T Inc.	542,484	16,595
	Verizon
	Communications Inc.	259,230	9,879
	CenturyLink Inc.	56,535	2,276
*	Sprint Nextel Corp.	271,414	670
			29,420
Utilities (5.8%)
	Southern Co.	78,900	3,487
	Dominion Resources Inc.	52,191	2,634
	Duke Energy Corp.	121,992	2,552
	Exelon Corp.	60,735	2,373
	NextEra Energy Inc.	36,770	2,188
	FirstEnergy Corp.	38,308	1,697
	American Electric
	Power Co. Inc.	44,252	1,664
	Consolidated Edison Inc.	26,858	1,560
	PG&E Corp.	37,182	1,550
	PPL Corp.	52,984	1,513
	Progress Energy Inc.	27,045	1,436
	Public Service
	Enterprise Group Inc.	46,364	1,427

38

Mega Cap 300 Value Index Fund

		Market
		Value
	Shares	($000)
Sempra Energy	20,915	1,239
Edison International	28,190	1,180
Xcel Energy Inc.	44,390	1,176
Entergy Corp.	16,209	1,080
		28,756
Total Common Stocks
(Cost $471,168)		496,746
Temporary Cash Investments (0.0%)[1]

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[2,3] Fannie Mae Discount
Notes, 0.030%, 4/2/12	100	100
Total Temporary Cash Investments
(Cost $100)		100
Total Investments (99.9%)
(Cost $471,268)		496,846
Other Assets and Liabilities (0.1%)
Other Assets		5,129
Liabilities		(4,836)
		293
Net Assets (100%)		497,139

At February 29, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	497,905
Undistributed Net Investment Income	2,336
Accumulated Net Realized Losses	(28,688)
Unrealized Appreciation (Depreciation)
Investment Securities	25,578
Futures Contracts	8
Net Assets	497,139

Institutional Shares—Net Assets
Applicable to 1,389,478 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	112,680
Net Asset Value Per Share—
Institutional Shares	$81.10

ETF Shares—Net Assets
Applicable to 9,400,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	384,459
Net Asset Value Per Share—
ETF Shares	$40.90

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.0%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Mega Cap 300 Value Index Fund

Statement of Operations

Six Months Ended
February 29, 2012
($000)
Investment Income
Income
Dividends	7,165
Security Lending	25
Total Income	7,190
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative—Institutional Shares	26
Management and Administrative—ETF Shares	123
Marketing and Distribution—Institutional Shares	15
Marketing and Distribution—ETF Shares	49
Custodian Fees	9
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—ETF Shares	4
Total Expenses	261
Net Investment Income	6,929
Realized Net Gain (Loss)
Investment Securities Sold	6,545
Futures Contracts	51
Realized Net Gain (Loss)	6,596
Change in Unrealized Appreciation (Depreciation)
Investment Securities	39,136
Futures Contracts	25
Change in Unrealized Appreciation (Depreciation)	39,161
Net Increase (Decrease) in Net Assets Resulting from Operations	52,686

See accompanying Notes, which are an integral part of the Financial Statements.

40

Mega Cap 300 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 29,	August 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,929	11,005
Realized Net Gain (Loss)	6,596	22,208
Change in Unrealized Appreciation (Depreciation)	39,161	113
Net Increase (Decrease) in Net Assets Resulting from Operations	52,686	33,326
Distributions
Net Investment Income
Institutional Shares	(1,710)	(2,376)
ETFShares	(5,506)	(7,751)
Realized Capital Gain
Institutional Shares	—	—
ETFShares	—	—
Total Distributions	(7,216)	(10,127)
Capital Share Transactions
Institutional Shares	(3,163)	21,590
ETFShares	8,562	99,575
Net Increase (Decrease) from Capital Share Transactions	5,399	121,165
Total Increase (Decrease)	50,869	144,364
Net Assets
Beginning of Period	446,270	301,906
End of Period[1]	497,139	446,270
1 Net Assets—End of Period includes undistributed net investment income of $2,336,000 and $2,623,000.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Mega Cap 300 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months				March 5,
	Ended				2008[1] to
	February 29,			Year Ended August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$73.55	$65.97	$66.02	$83.69	$90.01
Investment Operations
Net Investment Income	1.144	1.965	1.932	2.135	1.124[2]
Net Realized and Unrealized Gain (Loss)
on Investments	7.602	7.528	(.075)	(17.658)	(6.444)
Total from Investment Operations	8.746	9.493	1.857	(15.523)	(5.320)
Distributions
Dividends from Net Investment Income	(1.196)	(1.913)	(1.907)	(2.147)	(1.000)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.196)	(1.913)	(1.907)	(2.147)	(1.000)
Net Asset Value, End of Period	$81.10	$73.55	$65.97	$66.02	$83.69

Total Return	12.14%	14.33%	2.69%	-18.29%	-5.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$113	$105	$76	$70	$53
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.11%	0.11%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	3.08%	2.65%	2.88%	3.66%	3.19%[3]
Portfolio Turnover Rate[4]	17%	24%	26%	31%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Mega Cap 300 Value Index Fund

Financial Highlights

ETF Shares
	Six Months				Dec. 17,
	Ended				2007[1] to
	February 29,			Year Ended August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$37.09	$33.26	$33.29	$42.21	$49.38
Investment Operations
Net Investment Income	.574	.983	.969	1.070	.886[2]
Net Realized and Unrealized Gain (Loss)
on Investments	3.835	3.805	(.042)	(8.915)	(7.560)
Total from Investment Operations	4.409	4.788	.927	(7.845)	(6.674)
Distributions
Dividends from Net Investment Income	(.599)	(.958)	(.957)	(1.075)	(.496)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.599)	(.958)	(.957)	(1.075)	(.496)
Net Asset Value, End of Period	$40.90	$37.09	$33.26	$33.29	$42.21

Total Return	12.12%	14.32%	2.68%	-18.32%	-13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$384	$341	$226	$163	$97
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.13%[3]
Ratio of Net Investment Income to
Average Net Assets	3.06%	2.63%	2.86%	3.64%	3.14%[3]
Portfolio Turnover Rate[4]	17%	24%	26%	31%	12%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Mega Cap 300 Value Index Fund

Notes to Financial Statements

Vanguard Mega Cap 300 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2008–2011), and for the period ended February 29, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

44

Mega Cap 300 Value Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2012, the fund had contributed capital of $73,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of February 29, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	496,746	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	496,745	100	—
1 Represents variation margin on the last day of the reporting period.

45

Mega Cap 300 Value Index Fund

D. At February 29, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2012	2	136	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 29, 2012, the fund realized $1,873,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2011, the fund had available capital loss carryforwards totaling $29,150,000 to offset future net capital gains of $851,000 through August 31, 2017, $18,544,000 through August 31, 2018, and $9,755,000 through August 31, 2019. In addition, the fund realized losses of $4,278,000 during the period from November 1, 2010, through August 31, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 29, 2012, the cost of investment securities for tax purposes was $471,268,000. Net unrealized appreciation of investment securities for tax purposes was $25,578,000, consisting of unrealized gains of $49,643,000 on securities that had risen in value since their purchase and $24,065,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 29, 2012, the fund purchased $61,395,000 of investment securities and sold $56,227,000 of investment securities, other than temporary cash investments.

46

Mega Cap 300 Value Index Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 29, 2012		August 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	9,384	128	34,981	452
Issued in Lieu of Cash Distributions	1,550	22	2,375	31
Redeemed	(14,097)	(189)	(15,766)	(203)
Net Increase (Decrease)—Institutional Shares	(3,163)	(39)	21,590	280
ETF Shares
Issued	22,765	600	211,596	5,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(14,203)	(400)	(112,021)	(2,900)
Net Increase (Decrease)—ETF Shares	8,562	200	99,575	2,400

H. In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

47

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

48

Six Months Ended February 29, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2011	2/29/2012	Period
Based on Actual Fund Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$1,135.19	$0.53
ETF Shares	1,000.00	1,135.08	0.64
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,148.71	$0.53
ETF Shares	1,000.00	1,148.50	0.64
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,121.43	$0.53
ETF Shares	1,000.00	1,121.23	0.63
Based on Hypothetical 5% Yearly Return
Mega Cap 300 Index Fund
Institutional Shares	$1,000.00	$1,024.37	$0.50
ETF Shares	1,000.00	1,024.27	0.60
Mega Cap 300 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.37	$0.50
ETF Shares	1,000.00	1,024.27	0.60
Mega Cap 300 Value Index Fund
Institutional Shares	$1,000.00	$1,024.37	$0.50
ETF Shares	1,000.00	1,024.27	0.60

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Mega Cap 300 Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares; for the Mega Cap 300 Growth Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares; and for the Mega Cap 300 Value Index Fund, 0.10% for Institutional Shares and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

49

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

50

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

51

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services), Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing),
Board. Principal Occupation(s) During the Past Five	and Delphi Automotive LLP (automotive components);
Years: Chairman of the Board of The Vanguard Group,	Senior Advisor at New Mountain Capital; Trustee of
Inc., and of each of the investment companies served	The Conference Board.
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive	Amy Gutmann
Officer and President of The Vanguard Group and of	Born 1949. Trustee Since June 2006. Principal
each of the investment companies served by The	Occupation(s) During the Past Five Years: President
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Christopher H.
Marketing Corporation; Managing Director of The	Browne Distinguished Professor of Political Science
Vanguard Group (1995–2008).	in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
nication and the Graduate School of Education
Independent Trustees	of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Emerson U. Fullwood	Development Corporation, and Greater Philadelphia
Born 1948. Trustee Since January 2008. Principal	Chamber of Commerce; Trustee of the National
Occupation(s) During the Past Five Years: Executive	Constitution Center; Chair of the Presidential
Chief Staff and Marketing Officer for North America	Commission for the Study of Bioethical Issues.
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and	JoAnn Heffernan Heisen
services); Executive in Residence and 2010	Born 1950. Trustee Since July 1998. Principal
Distinguished Minett Professor at the Rochester	Occupation(s) During the Past Five Years: Corporate
Institute of Technology; Director of SPX Corporation	Vice President and Chief Global Diversity Officer
(multi-industry manufacturing), the United Way of	(retired 2008) and Member of the Executive
Rochester, Amerigroup Corporation (managed health	Committee (1997–2008) of Johnson & Johnson
care), the University of Rochester Medical Center,	(pharmaceuticals/medical devices/consumer
Monroe Community College Foundation, and North	products); Director of Skytop Lodge Corporation
Carolina A&T University.	(hotels), the University Medical Center at Princeton,
the Robert Wood Johnson Foundation, and the Center
Rajiv L. Gupta	for Talent Innovation; Member of the Advisory Board
Born 1945. Trustee Since December 2001. [2]	of the Maxwell School of Citizenship and Public Affairs
Principal Occupation(s) During the Past Five Years:	at Syracuse University.
Chairman and Chief Executive Officer (retired 2009)

F. Joseph Loughrey	Group since 2010; Assistant Controller of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group (2001–2010).
and Chief Operating Officer (retired 2009) and Vice
Chairman of the Board (2008–2009) of Cummins Inc.	Thomas J. Higgins
(industrial machinery); Director of SKF AB (industrial	Born 1957. Chief Financial Officer Since September
machinery), Hillenbrand, Inc. (specialized consumer	2008. Principal Occupation(s) During the Past Five
services), the Lumina Foundation for Education, and	Years: Principal of The Vanguard Group, Inc.; Chief
Oxfam America; Chairman of the Advisory Council	Financial Officer of each of the investment companies
for the College of Arts and Letters and Member	served by The Vanguard Group since 2008; Treasurer
of the Advisory Board to the Kellogg Institute for	of each of the investment companies served by The
International Studies at the University of Notre Dame.	Vanguard Group (1998–2008).

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School (retired 2011); Chief Investment	the investment companies served by The Vanguard
Officer and Managing Partner of HighVista Strategies	Group since 2008; Assistant Treasurer of each of the
LLC (private investment firm); Director of Rand	investment companies served by The Vanguard Group
Merchant Bank; Overseer of the Museum of Fine	(1988–2008).
Arts Boston.
Heidi Stam
Alfred M. Rankin, Jr.	Born 1956. Secretary Since July 2005. Principal
Born 1941. Trustee Since January 1993. Principal	Occupation(s) During the Past Five Years: Managing
Occupation(s) During the Past Five Years: Chairman,	Director of The Vanguard Group, Inc., since 2006;
President, and Chief Executive Officer of NACCO	General Counsel of The Vanguard Group since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Secretary of The Vanguard Group and of each of the
Director of Goodrich Corporation (industrial products/	investment companies served by The Vanguard Group
aircraft systems and services) and the National	since 2005; Director and Senior Vice President of
Association of Manufacturers; Chairman of the Board	Vanguard Marketing Corporation since 2005;
of the Federal Reserve Bank of Cleveland and of	Principal of The Vanguard Group (1997–2006).
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Vanguard Senior Management Team
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	Michael S. Miller
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	James M. Norris
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	Glenn W. Reed
Incorporated (communications equipment); Director of	Martha G. King	George U. Sauter
Corning Incorporated (2000-2010) and Dow Corning	Chris D. McIsaac
(2001–2010); Director of SPX Corporation (multi-
industry manufacturing); Overseer of the Amos Tuck	Chairman Emeritus and Senior Advisor
School of Business Administration at Dartmouth
College; Advisor to the Norris Cotton Cancer Center.	John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Executive Officers

Glenn Booraem	Founder
Born 1967. Controller Since July 2010. Principal
Occupation(s) During the Past Five Years: Principal	John C. Bogle
of The Vanguard Group, Inc.; Controller of each of	Chairman and Chief Executive Officer, 1974–1996
the investment companies served by The Vanguard

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. The prospectus or the Statement of
Text Telephone for People	Additional Information contains a more detailed
With Hearing Impairment > 800-749-7273	description of the limited relationship MSCI has with
Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q8282 042012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: April 20, 2012

VANGUARD WORLD FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: April 20, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.